UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ESSA Pharma Inc.

(Name of Registrant as Specified In Its Charter)
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PRELIMINARY MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT — SUBJECT TO COMPLETION, DATED JULY 30, 2025.
ESSA PHARMA INC.
999 West Broadway Street, Suite 720
Vancouver, BC V5Z 1K5, Canada
INVITATION TO SECURITYHOLDERS
Dear Securityholder,
You are cordially invited to attend a special meeting of the holders of ESSA Pharma Inc. (the “Company”) common shares (“Common Shares”, and the holders of such Common Shares, the “Shareholders”), the holders of stock options of the Company (the “Options”, and the holders of such Options, the “Optionholders”) and the holders of pre-funded Common Share purchase warrants of the Company (the “Warrants”, and the holders of such Warrants, the “Warrantholders” and, together with the Shareholders and the Optionholders, the “Securityholders”) which we will hold at 2:00 p.m. (Pacific Time) on September 10, 2025 (the “Special Meeting”). The Company will conduct the Special Meeting in a virtual-only format via live webcast. You will be able to attend the meeting online at https://meetnow.global/MHPMJ4R. Registration and participation information appears in the enclosed proxy statement and management information circular (“Circular and Proxy Statement”). Formal notice of the Special Meeting, the Circular and Proxy Statement, the letter of transmittal and a proxy card or voting instruction form accompany this letter.
At the Special Meeting, the Securityholders will be asked to consider and, if thought advisable, to pass, with or without variation, (i) a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying Circular and Proxy Statement, to approve an arrangement (the “Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) involving the Company, XenoTherapeutics, Inc. (the “Parent”), Xeno Acquisition Corp. (the “Purchaser”), and XOMA Royalty Corporation (“XRC”) pursuant to a business combination agreement dated July 13, 2025 (the “Agreement”) and the plan of arrangement (“Plan of Arrangement”) appended as Annex E to the Circular and Proxy Statement, (ii) an ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement (the “Compensation Resolution”) and (iii) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, (1) a special resolution pursuant to Section 319(1) of the BCBCA to approve the voluntary liquidation (the “Liquidation”) and dissolution of the Company (the “Liquidation Resolution”), and (2) an ordinary resolution pursuant to Section 319(2) of the BCBCA to approve the appointment of PricewaterhouseCoopers LLP (“PwC”) or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company (the “Liquidator”) with authorization for the board of directors of the Company (the “Board”) to set the remuneration of the liquidator (the “Liquidator Resolution”). Pursuant to the Agreement, the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares for (A) cash consideration of approximately US$1.91 per Common Share, provided that such amount shall be reduced by the amount of the Distribution (as defined below), if any (such amount as finally determined in accordance with the Agreement, the “Cash Amount”) and (B) one contingent value right (“CVR”) for each Common Share entitling its holder to a pro rata portion of up to US$2,950,000 less costs and expenses associated with any litigation against the Company and its directors or officers currently active or arising within 18 months following closing of the Arrangement (the “CVR Consideration”, and together with the Cash Amount, the “Consideration”), all as more particularly described in the Circular and Proxy Statement.
In addition, pursuant to the Arrangement, each Option outstanding as of 12:01 a.m. (Vancouver time) (the “Effective Time”) on the date that the Arrangement is completed (the “Effective Date”) (whether vested or unvested) shall be deemed to be unconditionally vested, exercisable and, without any further action by or on behalf of the Optionholder, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option shall immediately be cancelled. In the event the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment.
Pursuant to the Arrangement, each Warrant outstanding as of the Effective Time shall be deemed to be unconditionally assigned and surrendered by such holder to the Company in exchange for, in respect of each Common Share acquirable upon exercise of the Warrants, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price in respect of such Warrant, and (ii) one CVR, and each Warrant shall immediately be cancelled.
In connection with the Arrangement, on [   •   ], 2025, the Company received an order from the Supreme Court of British Columbia authorizing a reduction in the capital of the Common Shares and concurrent distribution to Shareholders of an amount equal to the reduction in capital as part of the discontinuance and winding-up of the business of the Company (the “Distribution Order”). On [   •   ], 2025 the board of directors of the Company (the “Board”) approved a reduction in the capital of the Common Shares and concurrent distribution to Shareholders of an amount equal to the reduction in capital as part of the discontinuance and winding-up of the business of the Company in the aggregate amount of US$[   •   ] (the “Distribution”). The Distribution, if any, is scheduled to take place on or about [   •   ], 2025.
The proposed Arrangement and Distribution are expected to result in Shareholders receiving cash sooner than would be the case without the Arrangement and Distribution, while retaining US$4,000,000 of the Company’s Closing Net Cash as a transaction fee as the Company discontinues and winds-up its business (the “Discontinuance”).
Following completion of the Arrangement, the Company will become a private company until ultimate dissolution and all of the Common Shares will be beneficially owned by the Purchaser. In connection with the Arrangement, the Common Shares will be delisted from the Nasdaq Capital Market (the “Nasdaq”) and deregistered under the U.S. Exchange Act, in each case, in accordance with applicable Laws, rules and regulations.
An independent transaction committee (the “Transaction Committee”) of the Board has advised the Board that, after careful consideration, including, among other things, thorough consideration of (i) the process undertaken by the Company, over several months, to explore strategic alternatives to maximize Shareholder value; (ii) the strategic alternatives and options available to the Company, including the prospects of the Company on a standalone basis and the expected return to Securityholders if the Company were to be liquidated and the Company’s conclusion that none of the potential parties contacted during the Company’s process to explore strategic alternatives offered a transaction that the Company considered more advantageous to Securityholders than the Arrangement; (iii) the terms and conditions of the Agreement; (iv) the benefits and risks associated with the Arrangement; (v) the impact of the Arrangement on the Shareholders and other stakeholders of the Company; (vi) advice from management and its legal and financial advisors; and (vii) the opinion of Leerink Partners dated July 13, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, the Transaction Committee unanimously determined that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it approve the Agreement and recommend that the Securityholders vote in favour of the Arrangement Resolution.
After taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, the Board has concluded that the Arrangement is advisable and is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Securityholders. Accordingly, the Board unanimously recommends that Securityholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Securityholders at the Special Meeting.
We are seeking approval of the Arrangement Resolution by the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3%

of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.
We are also seeking approval of (i) the Compensation Resolution by the affirmative vote of a majority of the votes cast by Shareholders present or represented by proxy at the Special Meeting, (ii) the Liquidation Resolution by the affirmative vote of not less than 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (iii) the Liquidator Resolution by the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. The Board unanimously recommends that Shareholders vote FOR the Compensation Resolution, FOR the Liquidation Resolution and FOR the Liquidator Resolution.
Whether or not you plan to attend the Special Meeting, it is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Special Meeting. We ask that you submit a proxy or voting instruction form to have your securities voted in advance of the Special Meeting by using one of the methods described in this Circular and Proxy Statement. After reading the enclosed Circular and Proxy Statement, please promptly mark, sign, date and return the enclosed proxy or voting instruction form as instructed to ensure that your Common Shares, Options or Warrants will be represented. Regardless of the number of Common Shares, Options or Warrants you own, your careful consideration of, and vote on, the matters before our Securityholders is important.
The enclosed Circular and Proxy Statement describes the Agreement, the Arrangement and related agreements and provides specific information concerning the Special Meeting. In addition, you may obtain information about us from documents filed with the U.S. Securities and Exchange Commission (the “SEC”). We urge you to read the entire Circular and Proxy Statement, including the annexes, carefully, as it sets forth the details of the Agreement and other important information related to the Arrangement.
We look forward to seeing you at the meeting.
Sincerely yours,
/s/ David R. Parkinson
David R. Parkinson
President, Chief Executive Officer and Director
The date of the Circular and Proxy Statement is [   •   ], 2025 and, together with the enclosed form of proxy card, is first being mailed to Shareholders on or about [   •   ], 2025.
Neither the SEC, nor any state securities commission has approved or disapproved of the transactions described in this Circular and Proxy Statement, including the Arrangement; passed upon the merits or fairness of the transactions described in this Circular and Proxy Statement, including the Arrangement; or determined if the information contained in this Circular and Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.

ESSA PHARMA INC.
999 West Broadway Street, Suite 720
Vancouver, BC V5Z 1K5, Canada
NOTICE OF SPECIAL MEETING OF
SECURITYHOLDERS AND INFORMATION CIRCULAR AND PROXY STATEMENT
To the Securityholders of ESSA Pharma Inc.:
Notice is hereby given that a special meeting (“Special Meeting”) of the holders of ESSA Pharma Inc., a company existing under the laws of British Columbia (the “Company”) common shares (the “Common Shares”, and the holders of such Common Shares, the “Shareholders”), holders of stock options of the Company (the “Options”, and the holders of such Options the “Optionholders”) and holders of pre-funded Common Share purchase warrants of the Company (the “Warrants”, and the holders of such Warrants, the “Warrantholders”, and together with the Shareholders and the Optionholders, the “Securityholders”) will be held on September 10, 2025 at 2:00 p.m. (Pacific Time) via live webcast at https://meetnow.global/MHPMJ4R for the following purposes:
(1)
pursuant to an order from the Supreme Court of British Columbia, dated as of [   •   ], 2025 (the “Interim Order”), to consider, and, if thought advisable, to pass, with or without variation, a special resolution (the “Arrangement Resolution”), the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company, XenoTherapeutics, Inc., a company existing under the Laws of Massachusetts (the “Parent” or “XenoTherapeutics”), Xeno Acquisition Corp., a company existing under the laws of Delaware (the “Purchaser”) and XOMA Royalty Corporation, a company existing under the laws of Nevada (“XRC”) pursuant to a business combination agreement dated July 13, 2025 (the “Agreement”), whereby the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares, all as more particularly described in the Circular and Proxy Statement (the “Arrangement”);

(2)
an ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement (the “Compensation Resolution”);

(3)
in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, (A) to consider, and if thought advisable, to pass, with or without variation, a special resolution pursuant to Section 319(1) of the BCBCA to approve the voluntary liquidation (the “Liquidation”) and dissolution of the Company in the event the Arrangement is terminated (the “Liquidation Resolution”); and (B) to consider, and if thought advisable, to pass, with or without variation, an ordinary resolution pursuant to Section 319(2) of the BCBCA to approve the appointment of PricewaterhouseCoopers LLP (“PwC”) or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company (the “Liquidator”) with authorization for the board of directors of the Company (the “Board”) to set the remuneration of the liquidator (the “Liquidator Resolution”); and

(4)
to transact such further or other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Specific details of the matters proposed to be put before the Special Meeting are set forth in the Circular and Proxy Statement that accompanies this Notice of Special Meeting of Securityholders.
During the Special Meeting’s live webcast, Registered Shareholders, Optionholders and Warrantholders and duly appointed proxy holders will be able to participate, vote, and submit questions. Non-registered Shareholders who have not appointed themselves as proxy holders will be able to attend the Special Meeting as guests, but guests will not be able to vote at the Special Meeting. See “Attending and Participating in the Meeting” instructions in the Circular and Proxy Statement. As noted above, the Special Meeting will be a virtual meeting, which will be conducted exclusively on the internet. There will not be a physical meeting location, and Securityholders will not be able to attend the Special Meeting in person. You may attend the Special Meeting via the internet, vote your securities during the Special Meeting and submit questions at the appropriate times during the Special Meeting.
An independent transaction committee (the “Transaction Committee”) of the Board has advised the Board that, after careful consideration, including, among other things, thorough consideration of (i) the process undertaken by the Company, over several months, to explore strategic alternatives to maximize Shareholder value; (ii) the strategic alternatives and options available to the Company, including the prospects of the Company on a standalone basis and the expected return to Securityholders if the Company were to be liquidated and the Company’s conclusion that none of the potential parties contacted during the Company’s process to explore strategic alternatives offered a transaction that the Company considered more advantageous to Securityholders than the Arrangement; (iii) the terms and conditions of the Agreement; (iv) the benefits and risks associated with the Arrangement; (v) the impact of the Arrangement on the Shareholders and other stakeholders of the Company; (vi) advice from management and its legal and financial advisors; and (vii) the opinion of Leerink Partners dated July 13, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, the Transaction Committee unanimously determined that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it approve the Agreement and recommend that the Securityholders vote in favour of the Arrangement Resolution.
After taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, the Board has concluded that the Arrangement is advisable and is in the best interests of the Company and has approved the Arrangement and authorized its submission to the Securityholders. Accordingly, the Board unanimously recommends that Securityholders vote FOR the Arrangement Resolution. It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Securityholders at the Special Meeting.
It is a condition to the completion of the Arrangement that the Arrangement Resolution be approved by Securityholders at the Special Meeting. Accordingly, we are seeking approval of the Arrangement Resolution by the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions (“MI 61-101”), which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.
We are also seeking approval of (i) the Compensation Resolution by the affirmative vote of a majority of the votes cast by Shareholders present or represented by proxy at the Special Meeting, (ii) the Liquidation Resolution by the affirmative vote of not less than 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, and (iii) the Liquidator Resolution by the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. The Board unanimously recommends that Shareholders vote FOR the Compensation Resolution, FOR the Liquidation Resolution and FOR the Liquidator Resolution.

Pursuant to the Interim Order, the record date for determining the Securityholders entitled to receive notice of and to vote at the Special Meeting is the close of business on August 5, 2025 (the “Record Date”). Only Securityholders whose names have been entered in the applicable securities register as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting.
Your vote is important regardless of the number of Securities you own.   Securityholders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, it is important that you use this opportunity to take part in the affairs of the Company by voting on the business to come before the Special Meeting. We ask you to submit a proxy or voting instruction form to have your securities voted in advance of the Special Meeting by using one of the methods described in this Circular and Proxy Statement. Securityholders are urged to complete and return the enclosed proxy or voting instruction form promptly. Alternatively, Securityholders can vote online by following the instructions on their proxy or voting instruction form. To be effective, the proxies must be received at the Toronto office of Computershare Investor Services Inc. (“Computershare”), the Company’s registrar and transfer agent, located at 320 Bay Street, 14th Floor, Toronto, ON M5H 4A6, by 2:00 p.m. (Pacific Time) on September 8, 2025, or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting. Securityholders whose Common Shares are held by a broker, investment dealer, bank, trust company, nominee or other intermediary (collectively, an “Intermediary”) will receive either a voting instruction form or form of proxy and should follow the instructions provided by such Intermediary. Late proxies may be accepted or rejected by the chair of the Special Meeting in his discretion, and the chair is under no obligation to accept or reject any particular late proxy.
Only Registered Shareholders as of the Record Date have been granted the right to dissent in respect of the Arrangement Resolution. If the Arrangement becomes effective, a Registered Shareholder as of the Record Date who dissents in respect of the Arrangement Resolution (a “Dissenting Holder”) in accordance with the dissent procedures Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, is entitled to be paid the fair value of such Dissenting Holder’s Common Shares. If you wish to dissent, you must deliver to the Company c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com, a written objection to the Arrangement Resolution not later than 5:00 p.m. (Pacific Time) on September 8, 2025, being the Business Day which is two Business Days immediately preceding the Special Meeting (or, if the Special Meeting is postponed or adjourned, by 5:00 p.m. (Pacific Time) on the Business Day which is two Business Days immediately preceding the date of the postponed or adjourned Special Meeting) and otherwise comply strictly with the dissent procedures of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, as described in the Circular and Proxy Statement. This right is described in detail in the Circular and Proxy Statement under the heading “Dissent Rights”. The text of Division 2 of Part 8 of the BCBCA, which will be relevant in any dissent proceeding, is set forth in Annex C to the Circular and Proxy Statement.
Beneficial owners of Common Shares registered in the name of a broker, investment dealer or other intermediary who wish to dissent should be aware that only Registered Shareholders as of the Record Date are entitled to dissent. Beneficial Shareholders who wish to exercise dissent rights must cause each Registered Shareholder holding their Common Shares to deliver the notice of dissent or make arrangements for such Common Shares to be re-registered in their names.
Failure to strictly comply with the dissent procedures described in the Circular and Proxy Statement may result in the loss of any right of dissent. It is strongly suggested that any Shareholder wishing to dissent seek independent legal advice.
All Securityholders are cordially invited to attend the Special Meeting.
The Arrangement is described in the accompanying Circular and Proxy Statement, which we urge you to read carefully. A copy of the Agreement is included as Annex A to the Circular and Proxy Statement. Please review the Circular and Proxy Statement before you cast your vote.

By Order of the Board of Directors,

David R. Parkinson
President, Chief Executive Officer and Director
The date of the Circular and Proxy Statement is [   •   ], 2025 and, together with the enclosed form of proxy card, it is first being mailed to Shareholders on or about [   •   ], 2025.

i

ii

iii

SUMMARY TERM SHEET
The following summary highlights information described in more detail elsewhere in this Circular and Proxy Statement. Each item in this summary includes a page reference directing you to a more complete description of that topic. To understand the Arrangement and the other matters being considered at the Special Meeting more fully and for a more complete description of the legal terms of the Arrangement, you should carefully read this entire Circular and Proxy Statement, the annexes to this Circular and Proxy Statement and the documents that we refer to in this Circular and Proxy Statement. You may obtain any additional information referred to in this Circular and Proxy Statement without charge by following the instructions in the section entitled “Where You Can Find More Information”.
In this Circular and Proxy Statement, the terms “we,” “us,” “our,” the “Company” refer to ESSA Pharma Inc. Other defined terms used in this Circular and Proxy Statement are defined in the section entitled “Glossary of Terms” beginning on page 125 of this Circular and Proxy Statement.
The Parties to the Arrangement (Page 19)
ESSA Pharma Inc.
The Company is a company incorporated under the Laws of British Columbia, Canada. The head office of the Company is located at 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada, and its telephone number is (778) 331-0962.
The Company is a clinical stage pharmaceutical company that, prior to the discontinuation of its clinical trials and preclinical and development programs, focused on developing novel therapies for the treatment of prostate cancer. In October 2024, the Company decided to terminate its clinical trials, which was a decision mutually agreed upon by both senior management and the Board, based on a protocol-specific interim review, following which the Company commenced a review of its strategic alternatives and the discontinuance of the Company’s business. See “Important Information About the Company — Company Background”.
Additional information about the Company is contained in our annual report on Form 10-K for the fiscal year ended September 30, 2024, and in our quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2025, which are incorporated by reference herein and are available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. See “Where You Can Find More Information”.
XenoTherapeutics, Inc.
XenoTherapeutics, Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education.
Xeno Acquisition Corp.
Xeno Acquisition Corp. is a wholly-owned subsidiary of Parent that has been organized in connection with the Arrangement and has not carried on any activities other than entering into the Agreement and activities in connection therewith.
XOMA Royalty Corporation
XRC is a biotech royalty aggregator. XRC has a sizable portfolio of economic rights to future potential milestone and royalty payments associated with partnered commercial and pre-commercial therapeutic candidates. XRC is a Nevada corporation, with its principal offices located at 2200 Powell Street, Suite 310, Emeryville, California. Its telephone number is 510-204-7239.
The Distribution (Page 40)
In connection with the Arrangement, on [   •   ], 2025, the Company received an order from the Supreme Court of British Columbia authorizing a reduction in the capital of the Common Shares and concurrent distribution to Shareholders of an amount equal to the reduction in capital as part of the discontinuance and winding-up of the business of the Company (the “Distribution Order”). On [   •   ], 2025 the Board approved

a reduction in the capital of the Common Shares and concurrent distribution to Shareholders of an amount equal to the reduction in capital as part of the discontinuance and winding-up of the Company in the aggregate amount of US$[   •   ] (the “Distribution”). The Distribution, if any, is scheduled to take place on or about [   •   ], 2025.
The Arrangement (Page 20)
The purpose of the Arrangement is to effect the acquisition of the Company by the Purchaser. If all of the conditions to the completion of the Arrangement are satisfied or waived, the Arrangement will be implemented by way of a Court-approved Plan of Arrangement under Section 288 of the BCBCA.
The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement attached as Annex E to this Circular and Proxy Statement:
Commencing at the Effective Time, each of the events set out below will occur and be deemed to occur in the following sequence, in each case without any further authorization, act or formality of or by the Company, the Purchaser or any other person:
(a)
each Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of the warrant certificate, warrant indenture or similar agreement pursuant to which any Warrants were granted or issued, without any further action by or on behalf of the holder thereof, be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Common Share acquirable upon exercise of the Warrants, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price, and (ii) one CVR, and such Warrant shall immediately be cancelled;

(b)
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)
(i) each holder of Warrants or Options shall cease to be a holder of such Options or Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Legacy Option Plan and Option Plan and any and all award or similar agreements relating to the Warrants and Options shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Options and Warrants and thereafter have only the right to receive the Consideration to which they are entitled pursuant to the Plan of Arrangement, at the time and in the manner specified in the Plan of Arrangement;

(d)
each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Holder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Holder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3 of the Plan of Arrangement, and:

i.
such Dissenting Holder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid fair value for such set out in the Plan of Arrangement;

ii.
such Dissenting Holder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

iii.
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered into the register of the Shareholders maintained on behalf of the Company;

(e)
each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any Affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

i.
each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration pursuant to Section 2.3(e) and in accordance with the Plan of Arrangement;

ii.
the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

iii.
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company

Following completion of the Arrangement, the Company will apply to cease to be a reporting issuer in Canada and the Common Shares will be delisted from the Nasdaq and deregistered under the Exchange Act, in each case, in accordance with applicable Laws, rules and regulations. Following completion of the Arrangement and such deregistration, the Company will no longer file periodic reports with the SEC. The Arrangement will be carried out pursuant to the terms of the Agreement and the Plan of Arrangement.
Arrangement Consideration
Pursuant to the Agreement, the Purchaser will, among other things, acquire all of the issued and outstanding Common Shares for (a) cash consideration of approximately US$1.91 per Common Share, provided that such amount shall be reduced by the amount of the Distribution, if any (such amount as finally determined in accordance with the Agreement) and (b) one CVR for each Common Share entitling its holder to a pro rata portion of up to US$2,950,000 less costs and expenses associated with any litigation against the Company and its directors or officers currently active or arising within 18 months following closing of the Arrangement.
The Special Meeting (Page 67)
The Special Meeting will be held on September 10, 2025 at 2:00 p.m. (Pacific Time) via live webcast at https://meetnow.global/MHPMJ4R. There will be no physical meeting location.
At the Special Meeting, you will be asked:
(1)
to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D, approving the Arrangement;

(2)
to consider and, if thought advisable, to pass, with or without variation, the Compensation Resolution;

(3)
in the event the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider and, if thought advisable, to pass, with or without variation, (i) the Liquidation Resolution and (ii) the Liquidator Resolution; and

(4)
to consider and vote upon proposals to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Record Date and Voting Information (Page 67)
Only Securityholders who hold Common Shares, Options or Warrants at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share, Option and Warrant outstanding on the Record Date will be entitled to one vote on the Arrangement Resolution. Each Common Share outstanding on the Record Date will be entitled to one vote on each of the Compensation Resolution, the Liquidation Resolution and the Liquidator Resolution. As of the Record Date, there were [44,338,550] issued and outstanding Common Shares, [8,749,712] issued and outstanding Options and [2,920,000] issued and outstanding Warrants.
Broker non-votes and proxies marked “ABSTAIN” will be counted only for the purpose of determining whether a quorum is present at the Special Meeting and not as votes cast. Such broker non-votes and proxies marked “ABSTAIN” will have no effect on the outcome of the various matters to be voted upon at the Special Meeting. Abstentions will have no effect on the outcome of the vote to approve the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution.
Quorum (Page 68)
Under the Articles of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 33 1∕3% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to solicit additional attendance.
Required Vote (Page 68)
Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information. As of August 5, 2025, the record date, there were approximately [44,338,550] Common Shares outstanding.
Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting.
Voting by Securityholders (Page 69)
Any Registered Shareholder, Optionholder or Warrantholder entitled to vote may submit a proxy by returning a signed proxy card by mail, through the internet or by telephone, or may vote in person (virtually) by attending the Special Meeting. If you are a Beneficial Shareholder and hold your Common Shares in “street name” through an Intermediary, you should instruct your Intermediary on how you wish your Common Shares to be voted using the instructions provided by such Intermediary. The Intermediary cannot vote on these proposals without your instructions. Therefore, it is important that you cast your vote or instruct your Intermediary on how you wish your Common Shares to be voted. If you are a street name holder and wish to vote the Common Shares beneficially owned by you in person (virtually) by ballot at the Special Meeting, you must provide a “legal proxy” from your Intermediary, giving you the right to vote the Common Shares at the Special Meeting.

Recommendation of the Transaction Committee (Page 32)
The Transaction Committee, with the advice and assistance of its independent legal and financial advisors, evaluated the Arrangement and the terms and conditions of the Agreement. At a meeting held on July 13, 2025, the Transaction Committee unanimously determined that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders and that the Arrangement is in the best interests of the Company. The Transaction Committee unanimously recommended that the Board (i) approve the Agreement; and (ii) recommend that the Securityholders vote “FOR” the Arrangement Resolution.
Recommendation of the Board (Page 35)
On July 13, 2025, based in part on the unanimous recommendation of the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, as well as on the basis of the other factors described under the heading “Reasons for the Arrangement”, the Board:
•
determined unanimously that the Arrangement is advisable and is in the best interests of the Company and is fair, from a financial point of view, to the Securityholders;

•
approved unanimously the Arrangement and the Agreement, and the Company’s entrance into the Agreement and performance of the transactions contemplated thereby;

•
determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Securityholders at the Special Meeting; and

•
unanimously recommends that the Securityholders vote “FOR” the Arrangement Resolution.

Reasons for the Arrangement (Page 32)
During the course of their evaluation, the Board and the Transaction Committee carefully considered a variety of factors with respect to the Arrangement, including, among other things:
•
Certainty of Value — The (i) the Distribution, if any, and the Cash Amount provide certain and immediate value and liquidity to the Shareholders for their Common Shares, and (ii) the CVR may provide additional value and liquidity to the Shareholders for their Common Shares, especially when viewed against the internal and external risks and uncertainties associated with macroeconomic conditions, including the current state of the U.S. and global economies, and the potential impact of such risks and uncertainties on the Company’s projected cash runway, the trading price of the Common Shares, and the potential for an alternative strategic transaction.

•
Accelerating and Maximizing Cash Payment — In furtherance of the Discontinuance, the Arrangement is expected to maximize the amount of cash that will be paid to Securityholders and to provide Securityholders with cash sooner than would be the case without the Arrangement. Pursuant to the terms of the Arrangement, the Company is also permitted to complete the Distributions, which will further expedite the timeframe within which Securityholders will receive cash. Following completion of the Arrangement, the Company will become a private company until ultimate dissolution. Further, the Consideration being offered to the Shareholders is expected to be approximately equal to the cash value per Common Share that will remain in the Company, following completion of the Arrangement, after deducting a reserve for payment of all expected current and future liabilities, less certain transaction costs, the Contingent Reserve and the Purchaser Fee.

•
Results of a Strategic Review Process — The Arrangement is the result of a reasoned, fully informed process. The Company conducted a fulsome strategic process, with the assistance of its outside legal counsel and the Company’s financial advisor, to explore potential strategic alternatives to maximize Shareholder value, including a potential reverse merger transaction. The Company conducted a tailored market search, ultimately focusing on potential financial buyers, because the Company believed that cash acquisition transaction proposals offered greater certainty of closing and value to the Securityholders than reverse merger transaction proposals considering prevailing public market conditions, the ability to secure PIPE financing in the amounts required to fund operations of the combined companies, the timeline on which such reverse merger transactions could be consummated

(if at all), the ongoing cash needs of the combined companies post-transaction and other risks with respect to a reverse merger transaction structure. None of those potential parties offered a transaction that the Company considered more advantageous to the Securityholders than the Arrangement. The Company also considered alternatives to a strategic process, including a liquidation of the Company to distribute any available cash to Securityholders.
•
Shareholder Preference for Cash Transaction — In connection with its investigation of a potential reverse merger transaction, the Company and its advisors had discussions and communications with certain Shareholders holding a significant number of Common Shares who had been “wall-crossed” with respect to the possibility of providing PIPE financing for such transaction. During these discussions, a significant number of these Shareholders expressed a preference that the Company return all of its cash to Shareholders as opposed to pursuing a reverse merger transaction, and indicated they would be unlikely to support any reverse merger transaction.

•
No Financing Condition — The Arrangement is not subject to a financing condition and XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Purchaser’s obligations under the Agreement.

•
Potential Additional Consideration — The CVR Consideration provides the Securityholders with an opportunity to receive a pro rata portion of up to (i) US$2,800,000 less certain legal expenses incurred by the Company within 18 months following the close of the Arrangement and (ii) US$150,000 less certain additional liabilities and expenses of the Company that are not deducted from the final Cash Amount at close of the Arrangement, if any, following the final resolution of any Company Litigation.

•
Reasonable Holdback and Purchaser Fee — The amount of cash held back at closing, including (i) a transaction fee of $4,000,000 to be retained by the Purchaser, and (ii) a contingent reserve of $3,700,000 for any Company Litigation, are reasonable amounts thereby maximizing the amount of cash to be distributed to Securityholders in connection with the Arrangement.

•
Prospects of the Company on a Standalone Basis — The Transaction Committee reviewed and assessed the assets, liabilities and financial condition of the Company if it pursued another business on a standalone basis, which belief was based on and informed by consideration of a number of factors, risks and uncertainties, including:

•
the Company’s historical results of operations, including the Company’s termination of its clinical trial of masofaniten (EPI-7386), its primary molecule;

•
the Company’s short-term and long-term strategic goals;

•
the uncertain returns to the Securityholders if the Company were to remain independent; and

•
the Transaction Committee’s belief that the risks and challenges to the Company’s business described above create substantial execution risks compared to the certainty of the Distribution, if any, and the Cash Amount for the Securityholders.

•
Expected Return to Securityholders if the Company Liquidated — The Company believes that the Consideration to be paid to the Securityholders in the Arrangement is more favorable to such holders than the potential value that might be distributable to the Securityholders if the Company were to effect a statutory liquidation, which conclusion was based on a financial analysis performed by the Company’s management and, among other factors, the following: (i) an orderly liquidation would require that the Company continue to operate until a liquidation process could be completed, which would likely require the Company to continue to incur costs as a publicly listed company that would reduce the cash available for distribution to the Securityholders; (ii) the Company’s directors and officers do not have substantial experience with the liquidation of companies, which would necessitate engaging and compensating experienced consultants to assist with the liquidation effort, as well as incentivizing certain existing employees to remain with the Company through the liquidation process; (iii) the Company would need to engage and compensate advisors and consultants to assist with efforts to attempt to monetize the Company’s assets; and (iv) the Company would need to set aside cash for an extended period of time to be available to cover contingent liabilities in connection with a liquidation, during which extended period of time, the Securityholders would not receive any of such withheld cash, and any such contingent liabilities that matured into actual liabilities would reduce the amount available for ultimate distribution to the Securityholders.
•
Low Likelihood of Regulatory Impediment; High Likelihood of Closing — The Company believes that the likelihood of completing the Arrangement is high, particularly in light of the lack of any required regulatory filings and the terms of the Agreement, including the conditions to close the Arrangement being specific and limited.

•
Required Securityholder Approval — The Arrangement Resolution requires approval of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.

•
Ability to Respond to Acquisition Proposals Terms of the Arrangement — Under the terms of the Agreement, the Board will remain able to respond to any Acquisition Proposals if it is determined that such Acquisition Proposal could reasonably be expected to lead to a Superior Proposal and to terminate the Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Securityholders, subject to payment of the Termination Payment.

•
Ability to Change its Recommendation — The Board’s right to make a Change of Recommendation to the Securityholders in the event of a Superior Proposal, subject to the Purchaser’s Right to Match Period and payment of the Termination Payment.

•
Opinion of Leerink Partners — The opinion of Leerink Partners dated July 13, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. See “The Arrangement —  Opinion of Leerink Partners” in this Circular and Proxy Statement. Securityholders are urged to read the opinion of Leerink Partners in its entirety. The full text of the opinion of Leerink Partners is attached as Annex B to this Circular and Proxy Statement.

•
Negotiated Transaction — The Agreement is the result of the Transaction Committee’s extensive strategic review process and negotiations with the Purchaser that were undertaken by the Company and its legal advisor with the oversight and participation of the Transaction Committee and its legal and financial advisors. The Transaction Committee believes the Company obtained an offer that was Purchaser’s best offer and the Agreement includes terms and conditions that are reasonable in the judgment of the Transaction Committee.

•
Dissent Rights — Registered Shareholders as of the Record Date who oppose the Arrangement may exercise Dissent Rights in connection with the Arrangement.

The Transaction Committee and the Board also considered a number of potential issues and risks related to the Arrangement and the Agreement, including, among others:
•
the risks to the Company and the Securityholders, if the Arrangement is not completed, including the costs to the Company in pursuing the Arrangement;

•
the fact that if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment (as hereinafter defined) to the Purchaser as set forth in the Agreement; and

•
the right of the Purchaser to terminate the Agreement under certain circumstances.

Opinion of Leerink Partners (Page 35 and Annex B)
The Company retained Leerink Partners as its financial advisor in connection with the transactions contemplated by the Agreement. In connection with this engagement, the Board requested that Leerink Partners evaluate the fairness, from a financial point of view, to the holders of Common Shares (other than

Excluded Shares (as defined below)) of the Cash Amount proposed to be paid to such holders pursuant to the Arrangement contemplated by the Agreement.
On July 13, 2025, Leerink Partners rendered to the Transaction Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated July 13, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount proposed to be paid to the Shareholders (other than Excluded Shares) pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders.
The full text of the written opinion of Leerink Partners, dated July 13, 2025, which describes the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Leerink Partners set forth below is qualified in its entirety by the full text of the written opinion attached hereto as Annex B. Leerink Partners’ financial advisory services and opinion were provided for the information and assistance of the Transaction Committee and the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Arrangement and the opinion of Leerink Partners addressed only the fairness, from a financial point of view, as of the date thereof, to the Shareholders (other than holders of Excluded Shares) of the Cash Amount proposed to be paid to such holders pursuant to the terms of the Arrangement. The opinion of Leerink Partners did not address any other term or aspect of the Agreement or the Arrangement and does not constitute a recommendation to the Shareholders as to whether or how such holder should vote with respect to the Arrangement or otherwise act with respect to the Arrangement or any other matter.
The full text of the written opinion of Leerink Partners should be read carefully in its entirety for a description of the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion.
The Agreement (Page 73)
In accordance with the Agreement, each of the Company and the Purchaser has agreed to certain covenants, including covenants relating to the Discontinuance, satisfying the conditions precedent to their respective obligations under the Agreement and the Plan of Arrangement, and obtaining the required Shareholder, regulatory and court approvals described in the Agreement. Copies of the Agreement and the Plan of Arrangement are each attached to this Circular and Proxy Statement as Annex A and Annex E, respectively. We urge you to read the full text of the Agreement and the Plan of Arrangement because they are the legal documents that govern the Arrangement.
Conditions to the Arrangement (Page 87)
The obligations of the Parties to complete the Arrangement under the Agreement are subject to the satisfaction or waiver of certain conditions described further under the heading “The Business Combination Agreement — Conditions Precedent to the Arrangement”.
Termination of Agreement (Page 89)
The Parties may agree in writing to terminate the Agreement and abandon the Arrangement at any time prior to the Arrangement becoming effective. In addition, the Company or the Purchaser may terminate the Agreement and abandon the Arrangement at any time prior to the Effective Date if certain specific events occur. Depending on the termination event, a Termination Payment may be payable by the Company.
CVR Agreement (Page 92)
Under the terms of the Agreement, in addition to the Cash Amount, Shareholders will receive for each Common Share held at the Effective Time, a CVR pursuant to a CVR agreement (the “CVR Agreement”), each entitling the holder to receive a pro rata portion of up to (i) US$2,800,000 less certain legal expenses incurred by the Company within 18 months following the close of the Arrangement and (ii) US$150,000 less certain additional liabilities and expenses of the Company that are not deducted from the final Cash Amount at close of the Arrangement, payable (A) upon resolution of the Company Litigation or (B) following the final determination of any cash adjustment.
The CVR Committee shall control the defense of any Company Litigation in its absolute and sole discretion, including full discretion to compromise, discharge and/or settle any Company Litigation with counsel selected by the CVR Committee. Purchaser may (at its own expense) select counsel of its choosing to act as co-counsel (but not lead counsel) on behalf of the Company for purposes of participating in the defense of any Company Litigation.
The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.
Expenses and Expense Reimbursement (Page 90)
All out-of-pocket expenses incurred in connection with the Agreement, the Arrangement and the other transactions contemplated by the Agreement will be paid by the Party incurring such fees or expenses, whether or not the Arrangement is consummated, with certain exceptions expressly set forth in the Agreement. If the Agreement is terminated in certain circumstances, a Termination Payment will be payable by the Company.
Delisting of the Common Shares (Page 102)
The Common Shares are listed on the Nasdaq under the trading symbol “EPIX”. The Parties have agreed to use their commercially reasonable efforts to cause the Common Shares to be delisted from the Nasdaq, in accordance with applicable Laws, rules and regulations, promptly following the completion of the Arrangement.
Dissent Rights (Page 103 and Annex C)
Registered Shareholders as of the Record Date are entitled to dissent from the Arrangement Resolution in the manner provided in Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement, the Interim Order, and the Final Order. A Registered Shareholder as of the Record Date who wishes to dissent must ensure that: (i) a notice of dissent is received by the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com by no later than 5:00 p.m. (Pacific Time) on September 8, 2025 (or by 5:00 p.m. (Pacific Time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened); and (ii) it otherwise strictly complies with the Dissent Procedures. Failure to do so may result in the loss of any right to dissent. It is strongly suggested that any Registered Shareholder who wishes to dissent seek independent legal advice.
Beneficial Shareholders who wish to dissent with respect to their Common Shares should be aware that only Registered Shareholders are entitled to dissent with respect to them. In many cases, Common Shares beneficially owned by a holder are registered either (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of such Common Shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Beneficial Shareholder will not be entitled to exercise its rights of dissent directly (unless the shares are re-registered in the Beneficial Shareholder’s name). It is strongly suggested that any Beneficial Shareholder who wishes to dissent seek independent legal advice.
Regulatory Approvals (Page 45)
No material federal, state or provincial regulatory approvals, filings or notices are required under the Agreement in connection with the Arrangement.
Interests of the Company’s Directors and Executive Officers (Page 44)
In considering the recommendation of the Board to vote “FOR” the Arrangement Resolution, Securityholders should be aware that certain directors and executive officers of the Company have interests in the Arrangement that are different from, and/or in addition to, the interests of Securityholders generally. In particular, certain directors and executive officers are entitled to “collateral benefit” (as defined in MI 61-101)

in connection with the transaction (see “Canadian Securities Law Maters — Multilateral Instrument 61-101”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The Board was aware of and considered these interests, among other matters, in reaching its decision to approve the Arrangement and the Agreement.
As of August 5, 2025, the record date, the directors and officers of the Company held and are entitled to vote, in the aggregate, 959,635 Common Shares representing 2.1% of the outstanding Common Shares and 5,291,074 Securities representing 9.4% of the outstanding Securities. See “Important Information About the Company — Security Ownership”.
Voting and Support Agreements (Page 95)
On July 13, 2025, the Supporting Company Shareholders entered into the Voting and Support Agreements with the Purchaser. The Voting and Support Agreements set forth, among other things, the agreements of such Securityholders to vote their Common Shares, Options and any other securities convertible into or exchangeable or exercisable for Common Shares, or any other rights to acquire Common Shares (collectively, “Subject Securities”), in favour of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting.
The Supporting Company Shareholders, excluding the Purchaser, owned approximately 2.1% of the outstanding Common Shares that are eligible to vote in the majority-of-the-minority vote as of August 5, 2025.
Timing (Page 102)
Assuming that the Final Order is granted on September 12, 2025, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about September [18], 2025.
The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Securityholder approval at the Special Meeting or applicable regulatory approvals.
Risk Factors (Page 46)
There are a number of risk factors relating to the Arrangement, all of which should be carefully considered by the Securityholders.
Certain U.S. Federal Income Tax Considerations (Page 53)
Shareholders should read carefully the information in the section entitled “Certain U.S. Federal Income Tax Considerations of the Arrangement” beginning on page 53 of this Circular and Proxy Statement, which sets out a general summary of U.S. federal income tax considerations that may be relevant to U.S. Holders (as defined below). Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.
Certain Canadian Federal Income Tax Considerations (Page 62)
Shareholders should read carefully the information in the section entitled “Certain Canadian Federal Income Tax Considerations of the Arrangement” beginning on page 62 of this Circular and Proxy Statement, which sets out a general summary of certain Canadian federal income tax considerations that may be relevant to Resident Holders. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.
Currency and Exchange Rates
Unless otherwise indicated, all references to “$”, “US$” or “U.S. dollars” are to United States dollars, references to “CDN$” or “Canadian dollars” are to Canadian dollars. As at [   •   ], 2025, the noon spot rate for one United States dollar expressed in Canadian dollars, as quoted by the Bank of Canada, was US$[   •   ]=CDN$[   •   ] (or CDN$[   •   ]=US$[   •   ]).

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE ARRANGEMENT
The following questions and answers address briefly some questions that Securityholders may have regarding the Special Meeting and the Arrangement. These questions and answers may not address all questions that may be important to you as a Securityholder of the Company. More detailed information will be contained in the Company’s proxy statement and in this Circular and Proxy Statement that the Company will deliver to Securityholders in connection with the Arrangement.
Q:
Why am I receiving these materials?

A:
The Board is furnishing this Circular and Proxy Statement and form of proxy card to Shareholders in connection with the solicitation of proxies to be voted at the Special Meeting.

Q:
When and where is the Special Meeting?

A:
The Company will conduct the Special Meeting in a virtual-only format via live webcast at 2:00 p.m. (Pacific Time) on September 10, 2025. You will be able to attend the meeting online at https://meetnow.global/MHPMJ4R.

Q:
What matters will be voted on at the Special Meeting?

A:
You will be asked to vote on the following:

•
to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D, approving the Arrangement;

•
to consider and, if thought advisable, to pass, with or without variation, the Compensation Resolution;

•
to consider and, if thought advisable, to pass, with or without variation, (i) the Liquidation Resolution and (ii) Liquidator Resolution; and

•
to consider and vote upon proposals to act upon other business that may properly come before the Special Meeting or any adjournment or postponement thereof.

Q:
Who can attend and vote at the Special Meeting and what is the quorum for the Special Meeting?

A:
Registered Shareholders, Optionholders, Warrantholders and duly appointed proxy holders can participate in the online Special Meeting and vote and ask questions at the appropriate times during the Special Meeting. A quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 33 1∕3% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting.

Q:
What will Shareholders receive in the Arrangement?

A:
If the Arrangement is completed, Shareholders will be entitled to receive a cash payment and one contingent value right per Common Share (other than Shareholders who properly exercise their Dissent Rights). The amount of the cash payment will be determined based upon the Company’s cash balance as at the Effective Time on the Effective Date after deducting certain transaction costs, a reserve for liabilities and legal expenses, and a transaction fee to Parent of US$4,000,000 (such amount as finally determined pursuant to the Agreement) divided by the total number of issued and outstanding Common Shares as of the Effective Time (the “Cash Amount”). In addition, each Shareholder will also receive one contingent value right (each, a “CVR”) for each Common Share that will entitle the holder to receive a pro rata portion of up to (i) US$2,800,000 less legal expenses incurred by the Company within 18 months following the closing of the Transaction and (ii) US$150,000 less additional liabilities and expenses of the Company, if any (the “CVR Consideration”, and together with the Cash Amount, the “Consideration”). You will not be entitled to receive shares in the surviving corporation and the CVRs will be non-transferable. Shareholders will also receive a distribution of cash as part of the Distribution, if any.

Q:
What will Optionholders receive in the Arrangement?

A:
Each Option outstanding as of the Effective Time (whether vested or unvested) will be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the Optionholder, each in-the-money Option (an Option which has a per-share exercise price that is less than the Cash Amount) will be deemed to be assigned and surrendered to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option will immediately be cancelled. Out-of-the-money Options will be immediately cancelled at the Effective Time without any payment and neither the Company nor the Purchaser will be obligated to pay the holder of out-of-the-money Options the Consideration or any other amount in respect of such Options. Currently, all Options are expected to be out-of-the-money at the Effective Time. Optionholders should consult with their own advisors in determining whether to exercise Options prior to the Effective Time.

Q:
What will Warrantholders receive in the Arrangement?

A:
Each Warrant as of the Effective Time will be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Warrant, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price, and (ii) one CVR, and each Warrant will immediately thereafter be cancelled.

Q:
How does the Board recommend that I vote?

A:
Based in part on the unanimous recommendation of the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, the Board recommends unanimously that our Securityholders vote:

•
“FOR” the Arrangement Resolution adopting the Agreement, the Plan of Arrangement and the transactions contemplated thereby.

•
“FOR” the Compensation Resolution.

•
“FOR” the Liquidation Resolution.

•
“FOR” the Liquidator Resolution.

You should read “Recommendation of the Transaction Committee; Reasons for the Arrangement; and Recommendation of the Board” beginning on page 32 for a discussion of the factors that the Transaction Committee and the Board considered in deciding to recommend and/or approve, as applicable, the Agreement. See also “Interests of the Company’s Directors and Executive Officers in the Arrangement” beginning on page 44.
Q:
What vote is required to approve the Arrangement Resolution?

A:
Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information. As of August 5, 2025, the record date, there were approximately [44,338,550] Common Shares outstanding.

Q:
What vote is required to approve the Compensation Resolution, Liquidation Resolution and Liquidator Resolution?

A:
Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2∕3% of the votes cast by

Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting.
Q:
What effects will the Arrangement have on the Company?

A:
Our Common Shares are currently registered under the U.S. Exchange Act and are traded on the Nasdaq under the trading symbol “EPIX”.

Following the consummation of the Arrangement, all the Common Shares will be owned by the Purchaser. In connection with the Arrangement, the Common Shares will be delisted from the Nasdaq and deregistered under the U.S. Exchange Act, in each case, in accordance with applicable Laws, rules and regulations, and the Company will no longer have reporting obligations with respect to the Common Shares under the U.S. Exchange Act. Similarly, it is anticipated that the Company will apply to cease to be a reporting issuer (or equivalent) in British Columbia, Alberta and Ontario and that it will cease to have public reporting obligations under Securities Laws following completion of the Arrangement.
Q:
How will I know when the Arrangement will be implemented?

A:
Assuming that the Final Order is granted on September 12, 2025, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to close the Arrangement on or about September [18], 2025.

The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Securityholder approval at the Special Meeting.
Q:
What will happen if the Arrangement is not consummated?

A:
If the Arrangement is not consummated for any reason, the Securityholders will not receive any Consideration for their Common Shares, Options or Warrants in connection with the Arrangement. Instead, if the Liquidation Resolution is approved by Shareholders, the Company will proceed with the Liquidation. For more information, you should read “Liquidation Resolution and Liquidator Resolution”.

Q:
What do I need to do now?

A:
We urge you to read this Circular and Proxy Statement carefully, including its annexes and the documents referred to as incorporated by reference in this Circular and Proxy Statement filed with the SEC, and to consider how the Arrangement affects you.

Registered Shareholders, Optionholders and Warrantholders may deposit a proxy that nominates a Person or entity to represent the Securityholder at the Special Meeting.
All proxies or alternative forms of proxy must be completed properly and signed, and deposited at the office of the Company’s registrar and transfer agent (Computershare) indicated on the enclosed envelope for receipt not later than 2:00 p.m. (Pacific Time) on September 8, 2025 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting.
Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to attend the Special Meeting or have someone else attend on their behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or their nominee the right to attend and vote at the Special Meeting.
Q:
Should I send in my stock certificates or other evidence of ownership now?

A:
We encourage Registered Shareholders, Optionholders and Warrantholders to complete, sign, date and return the enclosed Letter of Transmittal, together with their certificate(s) or DRS advice representing their Securities (if applicable) in accordance with the instructions set out in the Letter of Transmittal, as soon as possible, as this will assist in arranging for the prompt exchange of their Securities for the Consideration if the Arrangement is completed. If you are a Beneficial Shareholder and your Securities are held in “street name” by your broker, bank or other Intermediary, you may receive instructions from your broker, bank or other Intermediary as to what action, if any, you need to take to effect the surrender of your “street name” shares in exchange for the per share Consideration.
Where Common Shares are evidenced only by a DRS advice, there is no requirement to first obtain a share certificate for those Common Shares. Only a properly completed and duly executed Letter of Transmittal and the applicable certificate(s) or DRS advice(s) are required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.
Do not send your Letter of Transmittal and share certificate(s)/DRS advice(s) to the Company. Please follow the instructions set out in the Letter of Transmittal.
Q:
When can I expect to receive the Consideration for my Common Shares, Options or Warrants?

A:
Assuming completion of the Arrangement, if you hold your Common Shares through an Intermediary, then you are not required to take any action and the Consideration you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) or similar entities and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.

In the case of Registered Shareholders, Optionholders or Warrantholders, as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about September [18], 2025, assuming due delivery of the required documentation to the Depositary, including the applicable certificates or DRS advices representing the Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of funds representing a portion of the Consideration to which the Registered Shareholder is entitled by first class mail, at the offices of the Depositary or by wire transfer.
Q:
What is a CVR?

A:
Each CVR is a form of contingent consideration entitling the Shareholder to potentially receive a cash payment following the closing of the Transaction for each CVR held. Whether a payment will be made depends on the outcome of certain events that will occur following the closing of the Transaction.

For additional information on the CVRs, please see “Risk Factors — Risks Related to CVRs”.
Q:
Are the CVRs transferable?

A:
The CVRs are a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement.

Q:
How will I receive payment for the CVRs?

A:
It is anticipated that a rights agent mutually agreeable to Parent and the Company (the “Rights Agent”) will send each Securityholders at its registered address a check payable for the CVR Consideration amount, (i) with respect to any cash adjustment payment, no later than 30 days following the final determination of such adjustment and (ii) with respect to the Company Litigation, no later than thirty days following the later of (a) the final and non-appealable resolution of any Company Litigation or (b) the date that is eighteen months following the consummation of the Arrangement.

Q:
Can I revoke my proxy and voting instructions?

A:
Yes. A proxy may be revoked by written notice to the corporate secretary of the Company at any time prior to the voting of the proxy, or by executing a subsequent proxy prior to voting or by attending virtually and voting at the Special Meeting and voting.

Please note that if you hold your shares in “street name” and you have instructed a broker, bank or other Intermediary to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other Intermediary to revoke your voting instructions.
Q:
What happens if I sell my Common Shares before completion of the Arrangement?

A:
If you transfer your Common Shares before completion of the Arrangement, you will have transferred your right to receive the Consideration in the Arrangement. In order to receive the Consideration, you must hold your Common Shares through completion of the Arrangement.

The Record Date for Securityholders entitled to vote at the Special Meeting is earlier than the date on which the Arrangement will be consummated. So, if you transfer your Common Shares after the Record Date but before the Special Meeting, you will have transferred your right to receive the Consideration in the Arrangement, but retained the right to vote at the Special Meeting.
Q:
Are there risks I should consider in deciding whether to vote for the Arrangement Resolution?

A:
Yes. Securityholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: (i) there can be no certainty that all conditions precedent to the Arrangement will be satisfied; (ii) the market price of the Common Shares may be materially adversely affected if the Arrangement is not completed; (iii) the Agreement may be terminated in certain circumstances; (iv) the completion of the Arrangement is uncertain and the Company will incur costs even if the Arrangement is not completed, including in certain circumstances, the Termination Payment; (v) directors and officers of the Company have interests in the Arrangement that may be different from those of Securityholders generally; (vi) the Purchaser and the Company may be the targets of legal claims, securities class actions, derivative lawsuits and other claims; (vii) the relative trading price of Common Shares prior to the Effective Date may be volatile; (viii) the Securityholders will no longer have any rights or interest in the Company following the completion of the Arrangement; and (ix) any tax consequences in respect of the Arrangement. See “Risks Related to the Arrangement” in this Circular and Proxy Statement.

Q:
What are the U.S. income tax consequences of the Arrangement?

A:
For a summary of certain U.S. federal income tax considerations of the Arrangement, see “Certain U.S. Federal Income Tax Considerations of the Arrangement” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax and investment advisors with respect to their particular circumstances.

Q:
What are the Canadian income tax consequences of the Arrangement?

A:
For a summary of certain Canadian federal income tax considerations of the Arrangement, see “Certain Canadian Federal Income Tax Considerations of the Arrangement” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Q:
Am I entitled to Dissent Rights?

A:
Only Registered Shareholders as of the Record Date are entitled to dissent from the Arrangement Resolution in the manner provided in Division 2 of Part 8 of the BCBCA as modified by the Plan of Arrangement, the Interim Order, and the Final Order. A Registered Shareholder who wishes to dissent must ensure that: (i) a notice of dissent is received by the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com by no later than 5:00 p.m. (Pacific Time) on September 8, 2025 (or by 5:00 p.m. (Pacific Time) on the second Business Day immediately preceding the date that any adjourned or postponed Special Meeting is reconvened); and (ii) it otherwise strictly complies with the Dissent Procedures. Failure to do so may result in the loss of any right to dissent. It is strongly suggested that any Registered Shareholder who wishes to dissent seek independent legal advice.

Beneficial Shareholders who wish to dissent with respect to their Common Shares should be aware that only Registered Shareholders are entitled to dissent with respect to them. In many cases, Common Shares beneficially owned by a holder are registered either (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of such Common Shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Beneficial Shareholder will not be entitled to exercise its rights of dissent directly (unless the shares are re-registered in the Beneficial Shareholder’s name). It is strongly suggested that any Beneficial Shareholder who wishes to dissent seek independent legal advice.
Q:
When would a Liquidation be completed?

A:
The Company will only proceed with the Liquidation if the Arrangement Resolution is not approved or the Arrangement is otherwise terminated. If the Liquidation is approved at the Special Meeting and the Arrangement is terminated, the Company will, as soon as practicable following the termination of the Arrangement, file a statement of intent to liquidate with the British Columbia Registrar of Companies.

Q:
What are the U.S. income tax consequences of the Liquidation?

A:
For a summary of certain U.S. federal income tax considerations of the Liquidation, see “Certain U.S. Federal Income Tax Considerations of the Liquidation” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax and investment advisors with respect to their particular circumstances.

Q:
What are the Canadian income tax consequences of the Liquidation?

A:
For a summary of certain Canadian federal income tax considerations of the Liquidation, see “Certain Canadian Federal Income Tax Considerations of the Liquidation” in this Circular and Proxy Statement. Such summary is not intended to be legal or tax advice to any particular Shareholder. Shareholders should consult their tax advisors with respect to their particular circumstances.

Q:
How are votes counted?

A:
Securityholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to the Arrangement Resolution, Shareholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to the Compensation Resolution, and Shareholders may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to the Liquidation Resolution and Liquidator Resolution. Abstentions and securities that are not voted will have no effect on the outcome of the vote to approve the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution. If you sign and return your Form of Proxy, but do not mark the boxes showing how you wish to vote on any particular proposal, your Common Shares, Options or Warrants will be voted “FOR” the approval of the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution.

Q:
Who will count the votes?

A:
A representative of our transfer agent, Computershare, will count the votes and act as scrutineer.

Q:
What does the Liquidation entail?

A:
The Liquidation provides for the voluntary liquidation, dissolution and winding up of the Company. Pursuant to the Liquidation, the Liquidator would be appointed as the liquidator of the estate and effects of the Company for the purpose of the liquidation of the Company’s business and affairs and distributing its assets to Shareholders, after satisfying all valid creditors’ claims, including any obligations owed to employees, all in accordance with the Liquidation and any order of the Court.

Q:
What will happen if the Liquidation Resolution and Liquidator Resolution are not approved by Shareholders?

A:
If the Liquidation Resolution and the Liquidator Resolution are not approved and the Arrangement is terminated, the future of the Company will be uncertain, and any realization of value for your Common Shares beyond the consideration received pursuant to the Distribution, if any, will likely be significantly delayed or you may not realize any value for your Common Shares. If the Liquidation Resolution and the Liquidator Resolution are not approved, the Company may apply to court for an order that a liquidator be appointed and that the company be liquidated, wound up and dissolved.
Q:
Who should I contact if I have further questions?

A:
For any further questions in connection with any of the matters set out in this Circular and Proxy Statement, please contact the Chief Financial Officer of the Company 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada or by phone at 1-778-331-0962.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION
This Circular and Proxy Statement, and any related oral statements, contains certain information which, as presented, constitutes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of applicable Canadian Securities Laws (collectively, “forward-looking statements”). Forward-looking statements include, but are not limited to, statements that relate to future events and often address expected future business and financial performance, containing words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, and “intend”, statements that an action or event “may”, “might”, “could”, “should”, or “will” be taken or occur, or other similar expressions and include, but are not limited to, statements the regarding the Arrangement; anticipated timing for holding the Special Meeting; the intentions, plans and future actions of the Purchaser and the Company; potential benefits, risks and effects of the Arrangement; our ability to consummate the Arrangement on the terms of the Agreement; the likelihood of the Arrangement being completed; the timing for the completion of the Arrangement; statements made in, and based upon, the opinion of Leerink Partners; receipt of necessary approvals including Court, Securityholder, stock exchange, regulatory and other third-party approvals; de-listing from the Nasdaq and de-registering from the U.S. Exchange Act; the Purchaser’s purposes for the Arrangement; the Purchaser’s position as to fairness of the Arrangement; financial projections and forecasts; funds required to complete the Arrangement; statements relating to the existence and future activities of the Company and the Purchaser following consummation of the Arrangement including the assets, corporate and capital structure, capitalization, operations, and personnel of the Company; the future strategy, structure, and business prospects of the Company; the Company’s ability to conserve cash; and reductions in costs and whether and how long the Company’s existing working capital and cash flows will be sufficient to fund its operations.
In this Circular and Proxy Statement, these forward-looking statements are based on the Company’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, all of which are subject to change. Forward-looking statements are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of the Company to control or predict, and which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied thereby, including the consummation of the Arrangement and the anticipated benefits thereof. Such statements reflect the Company’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, regulatory, political and social uncertainties and contingencies. In making forward-looking statements, the Company may make various material assumptions, including but not limited to (i) the completion of the Arrangement on anticipated terms and timing, including obtaining required shareholder, regulatory and court approvals, and the satisfaction of other conditions to the completion of the Arrangement; (ii) potential litigation relating to the Arrangement that could be instituted by or against the Company, XenoTherapeutics or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Arrangement will harm the Company’s business, including current plans and operations; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Arrangement; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting the Company’s business; (viii) the accuracy of the Company’s financial projections; (ix) general business, market and economic conditions; (x) certain restrictions during the pendency of the Arrangement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as the Company’s response to any of the aforementioned factors; (xii) significant transaction costs associated with the Transaction; (xiii) the possibility that the Arrangement may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) competitive responses to the Arrangement; (xv) the risks and uncertainties pertaining to the Company’s business, including those set forth in the Company’s Annual Report on Form 10-K (“Annual Report”) dated December 17, 2024, under the heading “Risk Factors”, a copy of which is available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca, and as otherwise disclosed from time to time on the Company’s EDGAR and SEDAR+ profiles; and (xvi) the risk factors otherwise described in this Circular and Proxy Statement; and the risks set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024.
These risks, as well as other risks associated with the Transaction, are more fully discussed in this Circular and Proxy Statement. While the list of factors presented here is, and the list of factors presented in this Circular and Proxy Statement are, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on the Company’s financial condition, results of operations, credit rating or liquidity. Forward-looking statements are made based on management’s beliefs, estimates and opinions on the date that statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable United States and Canadian securities Laws. Readers are cautioned against attributing undue certainty to forward-looking statements.
PROPOSAL NO. 1 — ARRANGEMENT RESOLUTION
At the Special Meeting, our Securityholders will be asked to consider and, if thought advisable, to pass, with or without variation, the Arrangement Resolution, the full text of which is set forth in Annex D to this Circular and Proxy Statement, approving the Arrangement under Section 288 of the BCBCA involving the Company and the Purchaser, pursuant to which, among other things, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company that it does not already own for (a) cash consideration of approximately US$1.91 per Common Share, provided that such amount shall be reduced by the amount of the Distribution (such amount as finally determined in accordance with the Agreement) and (b) one CVR for each Common Share entitled to a pro rata portion of up to US$2,950,000 less costs and expenses associated with any litigation against the Company and its directors or officers currently active or arising within 18 months following closing of the Arrangement.
Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction.
The Board unanimously recommends that the Securityholders vote “FOR” the Arrangement Resolution.
THE ARRANGEMENT
This section of this Circular and Proxy Statement describes the material aspects of the Arrangement. This discussion of the Arrangement is qualified in its entirety by reference to the Arrangement Agreement and the Plan of Arrangement, which are attached to this Circular and Proxy Statement as Annex A and Annex E, respectively, and incorporated into this Circular and Proxy Statement by reference. You should carefully read and consider the entire Agreement and Plan of Arrangement, which are the legal documents that govern the Arrangement, because these documents contain important information about the Arrangement and how it affects you. Additionally, see the section of this Circular and Proxy Statement captioned “The Agreement” for additional and more detailed information regarding the legal documents that govern the Arrangement, including the conditions to completion of the Arrangement and the provisions for terminating or amending the Agreement. In addition, important information about the Company is included in or incorporated by reference into this Circular and Proxy Statement. See the section titled “Where You Can Find More Information.”
The Parties to the Arrangement
ESSA Pharma Inc.
For information about the Company, see “Important Information About the Company — Company Background” beginning on page 96 and “Where You Can Find More Information” beginning on page 124.

XenoTherapeutics, Inc.
XenoTherapeutics, Inc. is a Massachusetts-based 501(c)(3) research foundation focused on advancing xenotransplantation through scientific research, clinical development, and public education.
Xeno Acquisition Corp.
Xeno Acquisition Corp. is a wholly-owned subsidiary of Parent that has been organized in connection with the Arrangement and has not carried on any activities other than entering into the Agreement and activities in connection therewith.
XOMA Royalty Corporation
XRC is a biotech royalty aggregator. XRC has a sizable portfolio of economic rights to future potential milestone and royalty payments associated with partnered commercial and pre-commercial therapeutic candidates.
Plan of Arrangement
The following summarizes the steps which will occur under the Plan of Arrangement on the Effective Date, if all conditions to the completion of the Arrangement have been satisfied or waived. The following description of steps is qualified in its entirety by reference to the full text of the Plan of Arrangement, attached as Annex E to this Circular and Proxy Statement.
Commencing at the Effective Time, each of the events set out below shall occur and be deemed to occur in the following sequence, without any further Authorization, act or formality, in each case:
(a)
each Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of the warrant certificate, warrant indenture or similar agreement pursuant to which any Warrants were granted or issued, without any further action by or on behalf of the holder thereof, be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Common Share acquirable upon exercise of the Warrants, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price, and (ii) one CVR, and such Warrant shall immediately be cancelled;

(b)
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)
(i) each holder of Warrants or Options shall cease to be a holder of such Options or Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Legacy Option Plan and Option Plan and any and all award or similar agreements relating to the Warrants and Options shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Options and Warrants and thereafter have only the right to receive the Consideration to which they are entitled pursuant to the Plan of Arrangement, at the time and in the manner specified in the Plan of Arrangement;

(d)
each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Holder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Holder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3 of the Plan of Arrangement, and:
i.
such Dissenting Holder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid fair value for such set out in the Plan of Arrangement;

ii.
such Dissenting Holder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

iii.
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered into the register of the Shareholders maintained by or on behalf of the Company;

(e)
each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any Affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

i.
each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration pursuant to Section 2.3(e) and in accordance with the Plan of Arrangement;

ii.
the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

iii.
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company.

Background of the Arrangement
The following background summarizes the key meetings and events that led to the execution of the Agreement. This background does not purport to catalog every conversation of or among the Transaction Committee, the Board, their representatives or other parties.
The Board, together with its management, regularly evaluated the Company’s strategic direction and ongoing business plans, with a view towards strengthening the Company’s business and enhancing shareholder value. This evaluation took into account several factors, including the financial condition of the Company, the competitive industry in which the Company operates, the development of the Company’s lead product candidate and other considerations. As part of this evaluation, from time to time, the Board and the Company’s management reviewed a variety of potential strategic alternatives, including the continuation of, and potential improvements to, the Company’s current business plans, with the Company remaining an independent entity; capital raising activities; and potential acquisitions, business combinations, partnerships, licenses, collaborations and other financial and strategic transactions, including the potential sale of the Company or certain of its assets. Further, the Company regularly engaged in business development outreach around its lead product candidate, masofaniten (EPI-7386).
ESSA is a clinical stage pharmaceutical company that, prior to the discontinuation of its clinical trials and preclinical and other development programs, had been focused on developing novel and proprietary therapies for the treatment of prostate cancer with an initial focus on patients whose disease was progressing despite treatment with current standard of care therapies, including second-generation antiandrogen drugs such as abiraterone, enzalutamide, apalutamide, and darolutamide. The Company believed its latest series of investigational compounds, including its planned product candidate masofaniten (EPI-7386), had the potential to significantly expand the interval of time in which patients with castration-resistant prostate cancer could benefit from anti-hormone-based therapies. Until October 31, 2024, the Company was running a Phase 2 clinical trial evaluating in a 2:1 randomization masofaniten (EPI-7386) combined with enzalutamide versus enzalutamide single agent in patients with mCRPC naïve to second-generation antiandrogens (the “Phase 2 Trial”).
On October 18, 2024, the Board held a meeting, also attended by members of management and a representative of Blake, Cassels & Graydon LLP (“Blakes”), the Company’s Canadian counsel. At this meeting, the Board received a preliminary clinical update on the Company’s Phase 2 Trial. Further work was required before the analysis was complete, but the Board discussed the establishment of a transaction committee to review and advise the Board on the strategic alternatives available to the Company, as a contingency, if the final clinical data analysis from the scientific and technical teams did not support the continued development of masofaniten either as a monotherapy or in combination with other agents. Following discussion, the Board resolved to form the Transaction Committee, consisting of directors Franklin Berger, Sandy Zweifach, Richard Glickman and Scott Requadt, each an independent director, to, among other things, review and advise the Board on certain strategic alternatives available to the Company. Franklin Berger and Sandy Zweifach were selected to act as co-chairs of the Transaction Committee. In addition to forming the Transaction Committee, the Board instructed the Company’s management to move as quickly as possible to finalize its analysis of the results of the Company’s Phase 2 Trial.
On October 31, 2024, after completing its analysis of the Phase 2 Trial results, the Board decided to terminate its Phase 2 Trial. This decision, mutually agreed upon by both senior management and the Board, was based on a protocol-specified interim review of the safety, pharmacokinetics and efficacy data, which showed a much higher rate of PSA90 response in patients treated with enzalutamide monotherapy (which is standard of care for this patient population) than was expected based upon historical data. In addition, there was no clear efficacy benefit seen with the combination of masofaniten (EPI-7386) plus enzalutamide compared to enzalutamide single agent. A futility analysis determined a low likelihood of meeting the prespecified primary endpoint of the study.
Later on October 31, 2024, the Board discussed the public company life sciences market generally for masofaniten (EPI-7386). In addition, the Board discussed, among other things, the status and prospects of the Company’s programs, and the Company’s financial prospects in light of the results of the Phase 2 Trial. The Board discussed various potential strategic transactions that may be available to the Company, such as commercial partnerships or, in light of the Company’s cash position and market capitalization, a potential merger or acquisition involving the Company. As part of this discussion, the Board reviewed potential advisors that the Company might engage to assist the Company in identifying potential partners for, and evaluating, such a transaction.
In connection with these events, the Board instructed the Transaction Committee to engage in a comprehensive review of the Company’s strategic options to determine an option that was in the best interests of ESSA while maximizing shareholder value. The strategic options it considered included, but were not limited to, a merger, amalgamation, arrangement, reverse take-over, business combination, asset sale or acquisition, shareholder distribution, wind-down, liquidation and dissolution or other strategic transaction or the continued operation of its business if it elected to seek new product candidates for development. The same day, October 31, 2024, ESSA announced the decision to terminate the Phase 2 Trial and to initiate a strategic process to explore and review a range of strategic options focused on maximizing shareholder value. As part of its efforts to focus its resources, ESSA also announced that the other remaining company-sponsored and investigator-sponsored clinical studies evaluating masofaniten (EPI-7386) either as a monotherapy or in combination with other agents would be terminated. ESSA also decided to withdraw its Investigational New Drug Application (“IND”) and Clinical Trial Agreements (“CTAs”) that have been submitted to date.
The first meeting of the Transaction Committee was held on November 7, 2024, and was also attended by members of management and representatives of Blakes. At this meeting, each of the Transaction Committee members confirmed that they were willing and able to act as members of the Transaction Committee and each accepted their appointment. Additionally, Franklin Berger and Sandy Zweifach each accepted their appointment as co-chairs of the Transaction Committee. The Transaction Committee considered the need for a financial advisor to assist the Transaction Committee in discharging its mandate, and agreed to consider the available options with management and make a decision on which financial advisor to retain at a subsequent Transaction Committee meeting. Following a discussion of the respective relationships of Blakes and Skadden, the Transaction Committee approved the engagement of Blakes and Skadden, Arps, Slate, Meagher &

Flom LLP (“Skadden”), the Company’s U.S. counsel as the Company’s legal advisors in connection with potential strategic transactions. The Transaction Committee also approved and adopted a mandate for the Transaction Committee and recommended that the mandate be approved and ratified by the Board. At this meeting, the Transaction Committee also considered a letter that had been received from one of the Company’s large Shareholders urging the Company to consider dissolving the Company and returning cash to Shareholders.
Following the formation of the Transaction Committee, in addition to the meetings held by the Transaction Committee as further described below, the Company’s management regularly provided updates to the Transaction Committee regarding potential strategic transactions and the status of the various discussions between the Company and potential counterparties, and the Transaction Committee provided input to the Company’s management.
In addition, the Board was regularly informed as to the status of the Company’s efforts to wind-down clinical programs and cease pre-clinical work in an effort to preserve cash, including workforce and other cost reductions, which initiatives were further described in the Company’s annual and interim public filings on December 17, 2024, February 11, 2025, May 8, 2025[ and August [   •   ], 2025].
On November 10, 2024, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes and Skadden to discuss the filing by Tang Capital Management, LLC (“Tang Capital”) of a Schedule 13D indicating that Tang Capital had acquired 9.7% of the Common Shares of the Company. The Transaction Committee discussed how the Company could assess and respond to any strategic alternatives that may be raised by Shareholders. The Transaction Committee instructed management to enter into discussions with Tang Capital to understand their potential interest in a transaction with the Company.
On November 11 and 12, 2024, management contacted and met with Tang Capital to discuss their potential interest in a transaction.
On November 13, 2024, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes and Skadden. The Transaction Committee received an update on discussions and communications among Tang Capital and management that occurred since the last Transaction Committee meeting. The Transaction Committee also discussed their prior determination that, in order to discharge their mandate, it would be advisable to seek advice from a financial advisor on the strategic alternatives available to the Company. The Transaction Committee discussed the available advisors and the relative merits of each proposed candidate and determined that it was in the best interest of the Company to retain Leerink Partners as financial advisor to the Company. The Transaction Committee instructed management to enter into discussions with Leerink Partners, and to engage Leerink Partners as financial advisor to the Company if reasonable terms could be agreed to.
In connection with its authorization of the negotiation of an engagement letter with Leerink Partners, on November 22, 2024, the Company entered into an engagement letter with Leerink Partners, pursuant to which Leerink Partners agreed to act as the Company’s financial advisor in connection with various possible strategic transactions involving the Company, including the sale of the Company or its assets whether by merger, consolidation or other business combination, stock sale, asset sale, exchange or tender offer, a reorganization, recapitalization, the formation of a joint venture, partnership or similar entity, or otherwise; any so-called “reverse merger” transaction in which the Company effects a business combination with another entity and a result of which, the Company remains a publicly traded entity with the equity holders of the other entity owning a majority of the outstanding equity of the ongoing public entity; or a liquidation or winding down of the Company. The Board selected Leerink Partners to be its financial advisor in this capacity based upon, among other reasons, Leerink Partners’ knowledge of the Company, its reputation, its expertise in advising companies in connection with similar strategic transactions and its familiarity with the industry in which the Company operates.
Later on November 22, 2024, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners where it received an update from management on inbound communications from Shareholders advocating for various strategic alternatives such Shareholders believed the Company should pursue. At the meeting, the Transaction Committee received advice from Leerink Partners on market conditions, potential transactions that may be available and the time such transactions may take to complete. The Transaction Committee instructed management and Leerink Partners to prepare a list of potential merger targets across a wide range of areas of focus so the Company could determine what value could be delivered to Shareholders through a transaction. The Transaction Committee also discussed recent acquisitions of its shares in the marketplace and a draft shareholder rights plan (“SRP”) that had been prepared by the Company’s counsel at the request of management and provided to the Transaction Committee prior to the meeting for consideration. The Transaction Committee determined that the question of whether an SRP should be adopted would be considered at a subsequent meeting of the Transaction Committee. Management also provided an update to the Transaction Committee of the current cash position of the Company and its anticipated expenditures.
In connection with its engagement by the Company, between November of 2024 and April of 2025, at the direction of the Transaction Committee, Leerink Partners and the Company conducted a series of outreach campaigns to various private and public companies within the biotechnology and pharmaceutical industries to gauge such parties’ interest in a potential strategic transaction with the Company. As a result of this campaign, during this time, representatives of Leerink Partners and the Company reached out to, or received inbound requests from, a total of 77 parties to explore the possibility of strategic transactions with the Company. In evaluating the inbound requests, the Company received information from Leerink Partners on the various counterparties, weighed the relative merits of each request, and decided to proceed with the proposals that would most likely result in a successful transaction. Of these 77 parties, the Company sent process letters to and entered into confidentiality agreements with 52 parties and received preliminary non-binding indications of interest from 29 parties. Among these 29 parties, 14 parties were invited to present their proposals to the Company. Of the 14 parties that presented, 7 were selected to advance to further diligence and discussions. Each of the 7 selected parties were private companies or were not U.S. publicly listed companies (“private companies”) that expressed interest in exploring a transaction in which the shareholders of the private company would exchange their shares for new shares of the Company, resulting in the shareholders of the private company owning a majority of the Company, and with value being ascribed to the Company’s cash and its public company listing in the respective valuations of the two (2) companies (such a transaction, a “reverse merger transaction”). In addition, three (3) parties, including Party B, expressed preliminary interest in exploring an acquisition of the Company in which no upfront value would be ascribed to the Company’s assets, such as its public company listing, other than its cash (such a transaction, a “financial buyer transaction”).
During this time, members of management and representatives of Blakes, Skadden and Leerink Partners met regularly with the Transaction Committee to receive guidance and direction on the outreach process and with the Board to provide them with periodic updates. Throughout, management kept the Transaction Committee informed of the cash position of the Company.
By March of 2025, the Company and representatives of Leerink Partners had, at the direction of the Transaction Committee, held various meetings and management presentations with certain of the parties that had submitted proposals, or expressed an interest in submitting a proposal, with respect to a transaction. In reviewing proposals for reverse merger transactions, the Transaction Committee, evaluated (and compared as between proposals), among other things, (i) the attributes of the potential counterparty, including the strength of its team and assets and near-term value creation with combined cash, (ii) the relative valuations of the Company and such potential counterparty and (iii) the likelihood of, and anticipated speed to, closing the proposed transaction. The proposals for reverse merger transactions and acquisition transactions received by the Company included valuations for the Company ranging from $101 million to $137 million.
One such party, Party A, a private company (which had, on December 21, 2024, entered into a confidentiality agreement with the Company, which included customary standstill provisions), submitted a non-binding indication of interest on December 5, 2025, with respect to a reverse merger transaction. The non-binding indication of interest from Party A valued the Company at $116 million, consisting of assumed net cash at closing equal to $100 million, plus an additional amount equal to $16 million for the value of the Company’s public listing, personnel and infrastructure and provided for the equity holders of the Company to own approximately 21% of the combined company (before giving effect to a private investment in public equity (“PIPE”) transaction that would further dilute the holdings of both the Shareholders and Party A’s current shareholders).

Party A submitted a revised proposal to the Company on January 29, 2025 that valued the Company at $125 million and contained an implied ownership split for the equity holders of the Company to own 28% of the combined company after giving effect to a PIPE transaction.
On February 22, 2025, the Company submitted a counterproposal to Party A that valued the Company at $110 million but provided for the equity holders of the Company to own approximately 33% of the combined company after giving effect to a PIPE transaction.
On March 7, 2025, Party A submitted a counterproposal to the Company that provided for the equity holders of the Company to own approximately 31% of the combined company after giving effect to a PIPE transaction.
On March 11, 2025, the Transaction Committee held a meeting that was also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. At this meeting, a representative of Blakes reviewed with the Transaction Committee its fiduciary duties, and the Transaction Committee reviewed and discussed, with the advice of management and its advisors, the Company’s potential strategic alternatives, including the non-binding indications of interest the Company had received from Party A and the other counterparties to date. The Transaction Committee discussed the business terms of the transaction with Leerink Partners and management, and the Transaction Committee was unanimously in favour of recommending to the Board that the Company move forward with exclusively negotiating a transaction with Party A to seek an improvement of the present terms under discussion. The terms of a potential exclusivity agreement, the process for negotiating an agreement and the process for Party A to pursue the PIPE transaction contemplated by its term sheet were discussed by the Transaction Committee with its advisors. The Transaction Committee directed management and Leerink Partners to continue to engage with certain other parties interested in a strategic transaction in order to keep lines of communication open with them should the transaction with Party A not proceed.
On March 14, 2025, the Board met to receive an update on the strategic transaction process from the Transaction Committee. The Transaction Committee reported on the status of the process, the number of potential counterparties the Company had engaged with, the proposals received and the process through which the Transaction Committee had determined that the proposal from Party A represented the most attractive proposal the Company had received and their recommendation to proceed with exclusive negotiations with Party A. After receiving the update, the Board unanimously accepted the recommendation and authorized the Transaction Committee and management, with the assistance and advice of financial and legal advisors, to negotiate definitive agreements for a business combination with Party A substantially on the terms as were presented to the Board. In order to incent Party A to dedicate the resources to proceeding with negotiations, the Transaction Committee recommended that the Company be authorized to enter into a 30-day exclusivity agreement with Party A. The Board accepted the recommendation and authorized the Company to offer a 30-day exclusivity period to Party A.
Between March 14 and March 21, 2025, drafts of an exclusivity agreement were exchanged between counsel for the Company and Party A.
On March 21, 2025, the Transaction Committee held a meeting, also attended by members of management, representatives of Blakes and Skadden and, for part of the meeting, representatives of Leerink Partners. At this meeting, the Transaction Committee was provided an update on the negotiation of the exclusivity agreement. A representative of Leerink Partners confirmed that they had been informed that the board of Party A had approved entering into a 30-day exclusivity agreement. Leerink Partners also presented a calendar setting out the steps needed to complete negotiations with Party A, consummate a PIPE investment, prepare securities filings, undergo SEC review, secure approval by the Shareholders and close the transaction. Leerink Partners discussed how Party A was anticipating approaching the major Shareholders to assess their interest in participating in the PIPE investment and that confidentiality agreements would be required with those parties before such discussions could proceed. Management described a conversation that had occurred since the last meeting with an existing institutional investor in the Company who was seeking information on whether the Company would be distributing cash or otherwise taking action. Management had offered to enter into a confidentiality agreement with this Shareholder, which would include a customary standstill provision so as to permit such a discussion, and this Shareholder was considering the offer.

On March 25, 2025, the Transaction Committee met and were provided with an update from management and Leerink Partners on the ongoing negotiations with Party A. Party A had requested a carve-out from the exclusivity agreement to permit it to sell a non-core asset during the exclusivity period. The Transaction Committee, after discussion with its advisors, approved the revised exclusivity agreement. The Transaction Committee also discussed with Leerink Partners the plan for the execution of the PIPE transaction and the timing for binding commitments for the PIPE. A successful PIPE transaction was anticipated by the Transaction Committee and Leerink Partners to be a key condition for Party A to proceed with a reverse merger transaction.
Later on March 25, 2025, the Company and Party A entered into an exclusivity agreement providing for a 30-day exclusivity period.
In late March and early April, the Company and Party A and their respective representatives held several discussions regarding the structure of the transaction and various due diligence meetings.
On April 1, 2025, the Transaction Committee met to receive an update from management and Leerink Partners on communications with Shareholders, to discuss planning for the PIPE transaction and to receive an update on negotiations with Party A from Blakes and Skadden.
On April 7, 2025, management of the Company met with the Board to discuss the composition of the board of the combined company following a potential transaction with Party A.
On April 8, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. At the meeting, the Transaction Committee provided management an update on the diligence activities of Party A and the Company. At the meeting, Leerink Partners also provided an update on communications it had received from Shareholders. Three large Shareholders had contacted Leerink Partners in the prior days to indicate a preference to receive a return of capital from the Company as opposed to pursuing a reverse merger transaction. Management was also contacted by another Shareholder that expressed the same sentiment. The Transaction Committee was informed by Leerink Partners that there would be an opportunity to wall-cross each of these Shareholders prior to a definitive agreement being entered into so as to gauge the interest of these Shareholders in participating in the PIPE Investment, once they agreed to a confidentiality agreement.
On April 15, 2025, Soleus Capital Management, L.P. (“Soleus Capital”), one of the Company’s largest Shareholders filed a Schedule 13D filing indicating that, together with its affiliates, Soleus Capital held approximately 5.1% of the Common Shares. That filing also contained a letter that Soleus Capital had sent to the Board. The letter expressed Soleus Capital’s belief that “… it is in shareholders’ best interest for the Company to wind down operations and return remaining cash to shareholders.” The Transaction Committee also discussed a communication received from Party B on April 9 indicating it remained interested in pursuing a potential transaction with the Company.
Also on April 15, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Management discussed the letter received from Soleus Capital earlier that day, along with further inbound calls from other investors, including some that had been wall-crossed to determine whether they would be willing to participate in the PIPE transaction. Those Shareholders generally expressed a preference for a transaction that would return funds from the Company’s treasury to Shareholders, as opposed to pursuing a reverse merger transaction with a company that would use the treasury to fund its operations, such as the potential transaction with Party A. However, some wall-crossed investors had not completed their diligence on Party A and at this time had not expressed a preference.
On April 17, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Management and Leerink Partners informed the Transaction Committee that further Shareholder feedback had been received and it was consistent with the feedback provided earlier in the week that those Shareholders strongly preferred a transaction that returned funds from the Company’s treasury to Shareholders as opposed to pursuing a reverse merger transaction with Party A, and indicated they would be unlikely to support any reverse merger transaction. It also had become apparent, in the opinion of the Transaction Committee after discussions with representatives of Blakes, Skadden and Leerink Partners, that, without the support of the Company’s large investors, it was increasingly unlikely that either Shareholder approval for a business combination or the PIPE transaction, which was a condition to the transaction with Party A, would be obtained. After discussion with management and its advisors, and considering the best interests of the Company and the interests of its Shareholders and other stakeholders, the Transaction Committee unanimously concluded that without Shareholder support it would not be appropriate or advisable to continue to negotiate a potential transaction with Party A. The Transaction Committee instructed Leerink Partners to approach Party A and request a termination of the exclusivity agreement.
Also at the April 17, 2025 meeting, the Transaction Committee discussed with management the cash position of the Company and the value that could be returned to Shareholders, after the impact on the cash position of paying out all liabilities of the Company. The Transaction Committee discussed with management and its advisers the options available to return funds to Shareholders, including (i) an acquisition by a financial party that will use the treasury, less some amount to be negotiated, to buy back shares from Shareholders and then liquidate the Company, (ii) a dividend or share buyback by the Company followed by a liquidation of the Company, or (iii) a combination of the two. The Transaction Committee discussed the options and determined that no decision on potential options needed to be made at this date, but instructed its financial advisors to, once exclusivity with Party A was terminated, seek offers from potential financial parties that may wish to engage in a transaction with the Company which would have the effect of returning funds to Shareholders and liquidating the Company.
On April 18, 2025, Party A provided written acknowledgment that the Company was no longer willing to pursue a reverse merger transaction and agreed that actions taken to pursue a wind down of its operations and distribution of its remaining capital to its Shareholders would not breach the terms of the March 25, 2025 exclusivity agreement.
In the period from April 18 to April 21, 2025, at the direction of the Board, members of management and representatives of Leerink Partners contacted three parties, including Party B and Party C to gauge interest in acquiring the Company through a cash acquisition, and XOMA Royalty Corporation (“XRC”).
On April 21, 2025, XRC provided a non-binding indication of interest for the acquisition of the Company as part of a liquidation process. The proposal indicated that XRC, or an affiliate, would be willing to acquire the Company for net cash at closing, minus $4,900,000, plus a contingent value right (“CVR”) for 90% of the near-term net proceeds from the sale of the Company’s legacy assets. The proposal assumed that the Company would have cash at closing of $95,000,000, net of all transaction expenses, wind-down expenses and legacy liabilities, representing a 95% / 5% split in favour of the Shareholders. Any net cash at closing greater than $95,000,000, would go to the Shareholders. In addition, any post-merger liabilities that are resolved favorably would be distributed to the Shareholders through the CVR.
On April 22, 2025, the Company and XRC executed a confidentiality agreement in the form previously provided by Leerink Partners to XRC (which included customary standstill provisions) and XRC and certain representatives of XRC’s external counsel, Gibson Dunn & Crutcher LLP (“Gibson Dunn”) and Stikeman Elliott LLP (“Stikeman”) were provided with access to the Company’s virtual data room. Further, representatives of XRC met with senior members of the Company’s management, and Leerink Partners to discuss certain due diligence topics, including the assumptions reflected in, and details with regard to, the Company’s net cash forecast and the wind-down costs related to the Company’s clinical programs. Additional due diligence review of non-public information regarding the Company was performed and discussions of this information with management occurred on an ongoing basis until execution of the Agreement.
Later on April 22, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. The non-binding indication of interest from XRC was discussed, as well as a similar proposal that had been received from Party B. Party B’s proposal indicated that Party B would be willing to acquire the Company for net cash at closing, minus $5,000,000, and assumed that the Company would have cash at closing of $95,000,000, net of transaction expenses and legacy liabilities. XRC’s track record of successfully completing transactions of this type was discussed. Leerink Partners also noted that Party C was conducting diligence and could also make a proposal. The Transaction Committee instructed members of management and representatives of Blakes, Skadden and Leerink Partners to work with all three parties to move the proposals forward so final terms could be received from all potential counterparties and compared. The Transaction Committee also discussed the alternative path of a Company-led dividend, distribution or share buyback followed by a liquidation proceeding without involving a third party with representatives of Blakes, Skadden and Leerink Partners. The Transaction Committee discussed the two paths and decided to continue to compare the proposals from potential financial buyers against the base-case of a Company-led process as the proposals moved toward final terms. As part of this discussion, representatives of Blakes reviewed with the Transaction Committee members their fiduciary duties.
On April 24, 2025, BML Capital Management, LLC (“BML”), one of the Company’s largest Shareholders filed a Schedule 13D filing indicating that, together with its affiliates, BML held approximately 9.5% of the Common Shares. That filing also contained a letter that BML had sent to the Board. The letter stated: “BML agrees with recent public suggestions by other large shareholders that a return of the Company’s capital to shareholders via liquidation is a sensible course of action in today’s difficult market conditions. As such, BML would be supportive of such an action, or, in the absence of this, a similar transaction that would quickly return the majority of the Company’s cash to shareholders, such as a sale of the Company or a large special dividend.”
On April 29, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Leerink Partners and management updated the Transaction Committee on discussions with XRC. Due to the Shareholder litigation against the Company alleging that the Company made material misstatements and/or omissions in the Company’s public statement with respect to its then-ongoing clinical trials of masofaniten, filed on January 24, 2025, XRC was now proposing that a holdback for any potential litigation expense would be added to their proposal and that a revised indication of interest would be provided. The Transaction Committee also discussed with its advisors the two other potential counterparties that had been discussing winding-up transactions with the Company. Management informed the Transaction Committee that Party C had indicated that it would not be submitting a proposal but that it was supportive of the Company proceeding with a liquidation transaction with an alternate party. The Transaction Committee also discussed the revised proposal received from Party B, pursuant to which Party B would acquire the Company for net cash at closing, minus $3,750,000, and assumed that the Company would have cash at closing of $95,000,000, net of transaction expenses and legacy liabilities. Party B’s revised proposal also included a cash CVR that would provide Shareholders with 100% of the cash in excess of the $95,000,000 target cash following closing and an intellectual property CVR that would provide Shareholders with 90% of the net proceeds payable from any disposition of the Company’s programs within one year of closing and received within five years of closing. After discussion with Leerink Partners and management, the Transaction Committee determined that XRC’s proposal was preferable to the Party B proposal from a deal certainty perspective given XRC’s greater experience with this type of liquidation transaction and the similar financial terms. The Transaction Committee instructed Leerink Partners to communicate this determination to Party B.
On May 6, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Leerink Partners provided a comparison to the Transaction Committee of XRC and Party B proposals. The Transaction Committee set May 8, 2025 as the date by which final proposals from XRC and Party B would be sought and asked Leerink Partners to communicate that date to XRC and Party B.
On May 8, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners and discussed the potential transactions with XRC and Party B. After considering their fiduciary duties and the relative merits of the potential transactions, the Transaction Committee determined to concentrate on negotiating a transaction with XRC, but to continue to engage with Party B and allow them to conduct due diligence on the Company. Representatives of Blakes and Skadden gave the Transaction Committee an update on the status of drafts of the agreements and alternate structures that were under discussion with counsel to XRC. The Transaction Committee instructed Blakes and Skadden to convey to XRC’s counsel the Transaction Committee’s strong preference for a transaction that maximized the speed with which cash would be distributed to the Shareholders.
On May 13, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Management and Leerink Partners updated the Transaction Committee on ongoing negotiations between the Company and XRC, as well as the due diligence activities of Party B. Representatives of Blakes and Skadden updated the Transaction Committee on the structure of the proposed transaction with XRC and that XRC was not willing to conduct the offer by way of take-over bid / tender offer, which may have had some timing advantages, due to Canadian securities law requirements respecting the length of time capital would have to be committed to the transaction unacceptably increasing the cost to XRC. As an alternative, the parties worked on structuring a transaction that would proceed by way of a plan of arrangement under British Columbia corporate law with a distribution of capital occurring as soon as practicable after the transaction was agreed to.
On May 20, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. Blakes and Skadden updated the Transaction Committee on the negotiation of the definitive agreements for a transaction with XRC and the ongoing structuring and tax-planning work related to structuring a distribution of cash to the Shareholders.
On May 23, 2025, a draft of the Agreement was received from counsel to XRC reflecting XRC’s preferred structure for the transaction. The draft definitive agreement did not include a price per share for the Common Shares to be acquired in the transaction, but indicated that the price per share would consist of (i) a fixed cash amount based on the minimum net cash closing condition (which in XRC’s draft was $95 million), minus a $4,250,000 fee to XRC, minus a contingency reserve of $4,000,000, with any excess cash from the contingent reserve to be distributed post-closing through a CVR, plus (ii) one (1) non-tradeable contingent value right. The draft agreement also did not provide the Company credit for certain prepaids, deposits and receivables in the definition of net cash. The draft Agreement contemplated that the Company would be permitted to make an interim distribution to Shareholders between signing and closing so long as Closing Net Cash (as defined therein) of at least $10,000,000 was retained and it proposed that the Company’s termination fee be set at $3,000,000.
On May 27, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners to discuss the draft agreement. The Transaction Committee discussed the terms of the draft Agreement with Skadden and Blakes, and discussed with Leerink Partners the potential market reaction to XRC’s proposal.
On May 29, 2025, a revised draft of the Agreement reflecting the Transaction Committee’s input was provided to counsel for XRC. In that draft, among other changes, the treatment of transaction expenses and the proposed calculation of Closing Net Cash were modified and the proposed termination fee was lowered to $2,375,000.
On May 30, 2025 the Board held a meeting, also attended by the Transaction Committee and members of management and representatives of Blakes, Skadden and Leerink Partners to receive an update on discussions with XRC and to discuss the draft definitive agreements.
On June 3, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners to discuss the status of the draft agreements. Blakes and Skadden indicated that a revised set of definitive agreements, including an initial draft of CVR Agreement was anticipated shortly.
On June 6, 2025, representatives of Blakes and Skadden received a revised draft of the Agreement and an initial draft of the form of the CVR Agreement from representatives of Gibson Dunn. Among other changes to the Agreement, the termination fee was raised to $2,500,000. The draft CVR Agreement provided among other things, that the former Securityholders of the Company would receive up to (i) 90% of the net proceeds received within three (3) years from the closing under the Agreement from dispositions of the Company’s legacy assets pursuant to agreements entered into within 180 days of the closing under the Agreement, (ii) $500,000 less any additional liabilities and expenses that are not deducted from closing net cash at closing under the Arrangement and (iii) $2,750,000 less legal and certain other expenses incurred by the Company following the closing of the transaction. If the Company’s legal expenses exceeded $3,500,000, no amount would be payable to CVR holders in respect of excess litigation cash.
On June 10, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners to discuss the status of the draft agreements and the timeline for finalizing agreements. The Transaction Committee was informed that XRC was considering the structuring of the transaction and may have additional structuring requests which had not yet been received. Leerink Partners updated the Transaction Committee on negotiations of the financial aspects of the transaction and indicated that XRC had agreed to a reduction of its retained amount from $4,250,000 to $4,000,000. Later on June 10, 2025, revisions to the Agreement were sent by Blakes and Skadden to Gibson Dunn.
From June 11 to June 16, 2025, due diligence discussions occurred between management, XRC and their respective counsel respecting the Company.
On June 16, the Company provided XRC and its legal counsel an updated disclosure schedule and a revised cash flow forecast.
On June 17, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners to discuss the status of the draft agreements and the timeline for finalizing agreements. Leerink Partners informed the Transaction Committee that XRC had advised that it would provide an update on its due diligence investigations by June 18, 2025.
On June 18, 2025, a representative of Blakes sent to representatives of Gibson Dunn an initial draft of the form of Voting and Support Agreement that XRC expected the Company’s directors and officers to enter into in connection with the signing of the Agreement. This draft Voting and Support Agreement provided that the obligation of the signatories to vote their Securities in favour of the Arrangement would expire in the event that the Company terminated the definitive agreement in accordance with its terms. On June 19, a representative of Stikeman provided comments to the form of Voting and Support Agreement. That draft was subsequently confirmed to be final.
Also on June 19, 2025, representatives of management, Leerink Partners and XRC met to discuss the outstanding diligence requests respecting the Company and the remaining open commercial terms. That day, representatives of Gibson Dunn sent revisions to the Agreement and the form of CVR Agreement to Blakes and Skadden. Among other changes, certain changes were made to reflect treatment of post-closing expenses.
On June 23, 2025, after discussions with representatives of management and Leerink Partners, a revised version of the Agreement and the CVR Agreement were sent to representatives of Gibson Dunn by Blakes and Skadden. Among other changes, the calculation of Closing Transaction Expenses was revised and changes were made related to the treatment of employee benefit plans in the Agreement and the calculation of expenses under the CVR Agreement.
On June 30, 2025, a representative of management was informed by a representative of XRC that XRC wished to make a structural change to the Agreement for tax and reporting purposes, whereby a third party that had an affiliation with XRC’s CEO, Parent and Purchaser, would become the acquiring party in the transaction. The acquisition would remain fully backstopped by XRC and as such the credit and deal risk to the Company was intended to be unaffected by this change. Parent would also pay XRC a $3,000,000 fee in exchange for services rendered in identifying, referring and introducing the Company to Parent following closing of the Arrangement.
On July 3, 2025, a representative of Gibson Dunn provided revised versions of the Agreement and the CVR Agreement to representatives of Blakes and Skadden for review. Among other changes, the drafts were revised so that the Purchaser became the acquiring party under the transaction and added a guarantee by XRC of all of Parent’s and Purchaser’s obligations under the Agreement and the CVR Agreement.
Between July 4, 2025 and July 13, 2025, representatives of Gibson Dunn and representatives of Blakes and Skadden exchanged drafts of the Agreement and the CVR Agreement and, at the direction of the Transaction Committee, representatives of the Company and representatives of XRC agreed on final forms of the definitive documents for the transaction. During this period, the parties agreed to increase the litigation reserve from $2,750,000 to $2,800,000 to account for any expenses that may be incurred by the CVR Committee in discharging its duties under the CVR Agreement. The final Agreement provided that the Shareholders will receive a cash payment per Common Share that will be determined based upon the Company’s cash balance immediately prior to the closing of the transaction after deducting certain transaction costs, a reserve for liabilities and legal expenses, and a transaction fee to Purchaser of $4,000,000. In addition, pursuant to the Agreement, each Shareholder will also receive one non-transferable CVR for each Common Share that will entitle the holder to receive a pro rata portion of up to (i) $150,000 less additional liabilities and expenses of the Company that are not deducted from the Cash Amount at closing of the transaction, if any and (ii) $2,800,000 less legal and certain other expenses incurred by the Company following the closing of the transaction. Pursuant to the terms of the Agreement, and following receipt of an interim order from the Supreme Court of British Columbia, the Company was also permitted to make the Distribution to the Shareholders prior to the closing of the transaction. The Distribution, if authorized, and the cash payable upon closing of the transaction was at the time of execution estimated to be approximately $1.91 per Common Share, exclusive of payments received pursuant to the CVR Agreement.
On July 8, 2025, the Transaction Committee held a meeting, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners to discuss the status of the draft agreements and the timeline for finalizing agreements. Representatives of Blakes and Skadden discussed the proposed changes to the structure of the transaction with the Transaction Committee. A commercial point that remained outstanding in the Agreement was the amount of the legacy liability reserve that had been added to the CVR Agreement. The Purchaser and XRC were proposing that the amount be $500,000. The Transaction Committee instructed Leerink Partners to propose to the Purchaser and XRC that the legacy liability reserve be removed. Leerink Partners made that proposal during the meeting by electronic communication to XRC and a counter-proposal of $150,000 was received from XRC and Purchaser. The Transaction Committee instructed Blakes and Skadden to make that change to the CVR Agreement.
On July 13, 2025, the Transaction Committee held a meeting, also attended by the other members of the Board, members of management and representatives of Blakes, Skadden and Leerink Partners. Representatives of Leerink Partners, at the request of the Transaction Committee, reviewed with the Transaction Committee Leerink Partners’ financial analysis of the transaction, and rendered to the Transaction Committee an oral opinion, subsequently confirmed by delivery of a written opinion dated July 13, 2025, to the effect that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount proposed to be paid to the Shareholders pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders. For a detailed discussion of the opinion of Leerink Partners, please see Item — under the heading “The Arrangement — Opinion of Leerink Partners” The written opinion of Leerink Partners is attached to this Circular and Proxy Statement as Annex B. Representatives of Blakes then discussed the fiduciary duties of directors in connection with evaluating the Company’s strategic alternatives and discussed the material terms in the Agreement and the CVR Agreement with the members of the Transaction Committee and the other directors of the Company. Following additional discussion and consideration of the Agreement and the CVR Agreement (including the factors described below under the heading “Reasons for the Arrangement”), the Transaction Committee unanimously and after careful consideration, including thorough consideration of (i) the process undertaken by the Company, over several months, to explore strategic alternatives to maximize Shareholder value; (ii) the strategic alternatives and options available to the Company, including the prospects of the Company on a standalone basis and the expected return to Securityholders if the Company were to be liquidated and the Company’s conclusion that none of the potential parties contacted during the Company’s process to explore strategic alternatives offered a transaction that the Company considered more advantageous to Securityholders than the Arrangement; (iii) the terms and conditions of the Agreement; (iv) the benefits and risks associated with the Arrangement; (v) the impact of the Arrangement on the Shareholders and other stakeholders of the Company; (vi) advice from management and its legal and financial advisors; and (vii) the opinion of Leerink Partners dated July 13, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders, the Transaction Committee unanimously determined that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders, that the Arrangement is in the best interests of the Company, and unanimously recommended to the Board that it approve the Agreement and recommend that the Securityholders vote in favour of the Arrangement Resolution.
Immediately after the Transaction Committee meeting on July 13, 2025, the Board held a meeting attended by all members of the Board, also attended by members of management and representatives of Blakes, Skadden and Leerink Partners. David Parkinson declared that he would be receiving a collateral benefit in the Transaction within the meaning of Multilateral Instrument 61-101 and recused himself from the meeting. Following additional discussion and consideration of the transaction and the materials that had previously been circulated to the Board (including the factors described below under the heading “Reasons for Arrangement”), all disinterested members of the Board unanimously, after taking into consideration, among other things, the factors enumerated in the preceding paragraph and the unanimous recommendation of the Transaction Committee, concluded that the Arrangement is in the best interests of the Company and approved the Arrangement and authorized its submission to the Securityholders.
Later, on the evening of July 13, 2025, following the Board’s approval of the Agreement (including the form of the CVR Agreement), and the transactions, the Company, Parent and Purchaser executed and delivered the Agreement (which included as an exhibit the form of the CVR Agreement).
On July 14, 2025, XRC and XenoTherapeutics executed a letter agreement (the “Arranger Letter Agreement”) setting forth the commitment of XRC to extend to XenoTherapeutics a short-term senior unsecured term loan facility in the aggregate amount sufficient for XenoTherapeutics to fulfil its obligations under the Agreement and Plan of Arrangement. The Arranger Letter Agreement provides a fee to XRC of $3,000,000 in exchange for services rendered in identifying, referring, or introducing prospective targets culminating in a successful transaction.
Before the opening of trading on the U.S. stock exchanges on July 14, 2025, the Company issued a press release announcing the execution of the Agreement.
Recommendation of the Transaction Committee
The Transaction Committee, with the advice and assistance of its independent legal and financial advisors, evaluated the Arrangement and the terms and conditions of the Agreement. At a meeting held on July 13, 2025, the Transaction Committee unanimously determined that the Consideration to be received by the Securityholders pursuant to the Arrangement is fair, from a financial point of view, to the Securityholders and that the Arrangement is in the best interests of the Company. The Transaction Committee unanimously recommended that the Board (i) approve the Agreement; and (ii) recommend that the Securityholders vote “FOR” the Arrangement Resolution.
Reasons for the Arrangement
In evaluating the Arrangement, the Agreement, and the other transactions and agreements contemplated thereby, the Transaction Committee and the Board consulted with legal and financial advisors, consulted with the Company’s management and considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):
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Certainty of Value — The (i) the Distribution and the Cash Amount provide certain and immediate value and liquidity to the Securityholders for their Common Shares and (ii) the CVR may provide additional value and liquidity to the Securityholders for their Common Shares, especially when viewed against the internal and external risks and uncertainties associated with macroeconomic conditions, including the current state of the U.S. and global economies, and the potential impact of such risks and uncertainties on the Company’s projected cash runway the trading price of the Common Shares and the potential for an alternative strategic transaction.

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Accelerating and Maximizing Cash Payment — In furtherance of the Discontinuance, the Arrangement is expected to maximize the amount of cash that will be paid to Securityholders and to provide Securityholders with cash sooner than would be the case without the Arrangement. Pursuant to the terms of the Arrangement, the Company is also permitted to complete the Distributions, which will further expedite the timeframe within which Securityholders will receive cash. Following completion of the Arrangement, the Company will become a private company until ultimate dissolution. Further, the Consideration being offered to the Shareholders is expected to be approximately equal to the cash value per Common Share that will remain in the Company, following completion of the Arrangement, after deducting a reserve for payment of all expected current and future liabilities, less certain transaction costs, the Contingent Reserve and the Purchaser Fee.

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Results of a Strategic Review Process — The Arrangement is the result of a reasoned, fully informed process. The Company conducted a fulsome strategic process, with the assistance of its outside legal counsel and the Company’s financial advisor, to explore potential strategic alternatives to maximize

Shareholder value, including a potential reverse merger transaction. The Company conducted a tailored market search, ultimately focusing on potential financial buyers, because the Company believes that cash acquisition transaction proposals offered greater certainty of closing and value to the Securityholders than reverse merger transaction proposals considering prevailing public market conditions, the ability to secure PIPE financing in the amounts required to fund operations of the combined companies, the timeline on which such reverse merger transactions could be consummated (if at all), the ongoing cash needs of the combined companies post-transaction and other risks with respect to a reverse merger transaction structure. None of those potential parties offered a transaction that the Company considered more advantageous to the Securityholders than the Arrangement. The Company also considered alternatives to a strategic process, including a liquidation of the Company to distribute any available cash to Securityholders.
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Shareholder Preference for Cash Transaction — In connection with its investigation of a potential reverse merger transaction, the Company and its advisors had discussions and communications with certain Shareholders holding a significant number of Common Shares who had been “wall-crossed” with respect to the possibility of providing PIPE financing for such transaction. During these discussions, a significant number of these Shareholders expressed a preference that the Company return all of its cash to Shareholders as opposed to pursuing a reverse merger transaction, and indicated they would be unlikely to support any reverse merger transaction.

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No Financing Condition — The Arrangement is not subject to a financing condition and XRC has unconditionally and irrevocably guaranteed the full and timely performance and satisfaction of Purchaser’s obligations under the Agreement.

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Potential Additional Consideration — The CVR Consideration provides the Securityholders with an opportunity to receive a pro rata portion of up to (i) US$2,800,000 less certain legal expenses incurred by the Company within 18 months following the close of the Arrangement and (ii) US$150,000 less certain additional liabilities and expenses of the Company that are not deducted from the final Cash Amount at close of the Arrangement, if any, following the final resolution of any Company Litigation.

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Reasonable Holdback and Purchaser Fee — The amount of cash held back at closing, including (i) a transaction fee of $4,000,000 to be retained by the Purchaser, and (ii) a contingent reserve of $3,700,000 for any Company Litigation, are reasonable amounts thereby maximizing the amount of cash to be distributed to Securityholders in connection with the Arrangement.

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Prospects of the Company on a Standalone Basis — The Transaction Committee reviewed and assessed the assets, liabilities and financial condition of the Company if it pursued another business on a standalone basis, which belief was based on and informed by consideration of a number of factors, risks and uncertainties, including:

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the Company’s historical results of operations, including the Company’s termination of its clinical trial of masofaniten (EPI-7386), its primary molecule;

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the Company’s short-term and long-term strategic goals;

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the uncertain returns to the Securityholders if the Company were to remain independent; and

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the Transaction Committee’s belief that the risks and challenges to the Company’s business described above create substantial execution risks compared to the certainty of the Distribution and the Cash Amount for the Securityholders.

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Expected Return to Securityholders if the Company Liquidated — The Company believes that the Consideration to be paid to the Securityholders in the Arrangement is more favorable to such holders than the potential value that might be distributable to the Securityholders if the Company were to effect a statutory liquidation, which conclusion was based on a financial analysis performed by the Company’s management and, among other factors, the following: (i) an orderly liquidation would require that the Company continue to operate until a liquidation process could be completed, which would likely require the Company to continue to incur costs as a publicly listed company that would reduce the cash available for distribution to the Securityholders; (ii) the Company’s directors and officers do not have substantial experience with the liquidation of companies, which would necessitate engaging and compensating experienced consultants to assist with the liquidation effort, as well as incentivizing certain existing employees to remain with the Company through the liquidation process; (iii) the Company would need to engage and compensate advisors and consultants to assist with efforts to attempt to monetize the Company’s assets; and (iv) the Company would need to set aside cash for an extended period of time to be available to cover contingent liabilities in connection with a liquidation, during which extended period of time, the Securityholders would not receive any of such withheld cash, and any such contingent liabilities that matured into actual liabilities would reduce the amount available for ultimate distribution to the Securityholders.
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Low Likelihood of Regulatory Impediment; High Likelihood of Closing — The Company believes that the likelihood of completing the Arrangement is high, particularly in light of the lack of any required regulatory filings and the terms of the Agreement, including the conditions to close the Arrangement being specific and limited.

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Required Securityholder Approval — The Arrangement Resolution requires approval of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.

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Ability to Respond to Acquisition Proposals Terms of the Arrangement — Under the terms of the Agreement, the Board will remain able to respond to any Acquisition Proposals if it is determined that such Acquisition Proposal could reasonably be expected to lead to a Superior Proposal and to terminate the Agreement if the Company receives a Superior Proposal prior to the approval of the Arrangement Resolution by the Securityholders, subject to payment of the Termination Payment.

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Ability to Change its Recommendation — The Board’s right to make a Change of Recommendation to the Securityholders in the event of a Superior Proposal, subject to the Purchaser’s Right to Match Period and payment of the Termination Payment.

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Opinion of Leerink Partners — The opinion of Leerink Partners dated July 13, 2025 that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount to be received by the Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Shareholders. See “The Arrangement — Opinion of Leerink Partners” in this Circular and Proxy Statement. Securityholders are urged to read the opinion of Leerink Partners in its entirety. The full text of the opinion of Leerink Partners is attached as Annex B to this Circular and Proxy Statement.

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Negotiated Transaction — The Agreement is the result of the Transaction Committee’s extensive strategic review process and negotiations with the Purchaser that were undertaken by the Company and its legal advisor with the oversight and participation of the Transaction Committee and its legal and financial advisors. The Transaction Committee believes the Company obtained an offer that was Purchaser’s best offer and the Agreement includes terms and conditions that are reasonable in the judgment of the Transaction Committee.

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Dissent Rights — Registered Shareholders as of the Record Date who oppose the Arrangement may exercise Dissent Rights in connection with the Arrangement.

The Transaction Committee and the Board also considered a number of potential issues and risks related to the Arrangement and the Agreement, including, among others:
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the risks to the Company and the Securityholders if the Arrangement is not completed, including the costs to the Company of pursuing the Arrangement;

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the fact that if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment to the Purchaser as set forth in the Agreement; and

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the right of the Purchaser to terminate the Agreement under certain circumstances.

The above discussion of the information and factors considered by the Transaction Committee and the Board is not intended to be exhaustive but is believed by the Transaction Committee and the Board to include the material factors considered by the Transaction Committee and the Board in their assessment of the Arrangement. In view of the wide variety of factors considered by the Transaction Committee and the Board in connection with their assessment of the Arrangement and the complexity of such matters, neither the Transaction Committee nor the Board considered it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the foregoing factors that it considered in reaching its decision. In addition, in considering the factors described above, individual members of the Transaction Committee and/or the Board may have given different weights to various factors and may have applied different analyses to each of the material factors considered by the Transaction Committee and the Board.
The Board’s reasons for recommending the Arrangement include certain assumptions relating to forward-looking information and such information and assumptions are subject to various risks. This information should be read in light of the assumptions described under the section entitled “Cautionary Statement Concerning Forward-Looking Information” and risk factors described under the section entitled “Risk Factors” and under the heading “Risks Related to the Arrangement”.
Process of the Transaction Committee
The Transaction Committee consisted solely of independent directors. The Transaction Committee was provided a clear mandate to retain independent legal and financial advisors and to determine whether to proceed with a transaction with the Purchaser and, if a decision was made to so proceed, to review and negotiate any such transaction. The Transaction Committee met several times to evaluate the proposal, the Arrangement and related matters. During these meetings, the Transaction Committee extensively deliberated and discussed the advantages and disadvantages of the Arrangement. Several meetings were held without management being present. With respect to certain meetings that management did attend, the Transaction Committee excused management prior to the end of such meetings and allowed the Transaction Committee members to raise any concerns they may have had without management present.
Recommendation of the Board
On July 13, 2025, based in part on the unanimous recommendation of the Transaction Committee and the opinion of the Transaction Committee’s financial advisors, as well as on the basis of the other factors described above, the Board:
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determined unanimously that the Arrangement is advisable and is in the best interests of the Company and is fair, from a financial point of view, to the Securityholders;

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approved unanimously the Arrangement and the Agreement, and the Company’s entrance into the Agreement and performance of the transactions contemplated thereby;

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determined unanimously that the Arrangement Resolution shall be submitted for the consideration of the Securityholders at the Special Meeting; and

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unanimously recommends that the Securityholders vote “FOR” the Arrangement Resolution.

Opinion of Leerink Partners
Unless the context requires otherwise, capitalized terms used but not defined in this “Opinion of Leerink Partners” section shall have the meaning ascribed to such term in Annex B.
Introduction
The Company retained Leerink Partners as its financial advisor in connection with the transactions contemplated by the Agreement (which are referred to in this Section as the “Transaction”). In connection with this engagement, the Board requested that Leerink Partners evaluate the fairness, from a financial point of view, to the Shareholders (other than holders of Excluded Shares (as defined below)) of the Cash Amount (as defined below) proposed to be paid to such holders pursuant to the Arrangement contemplated by the Agreement. For purposes of this summary of Leerink Partners’ opinion: (a) “Excluded Shares” means Common Shares held by a Dissenting Holder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser; and (b) “Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time, divided by (ii) the Company Outstanding Shares.
On July 13, 2025, Leerink Partners rendered to the Transaction Committee its oral opinion, which was subsequently confirmed by delivery of a written opinion dated July 13, 2025, that, as of such date and based upon and subject to the various assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, the Cash Amount proposed to be paid to the Shareholders (other than holders of Excluded Shares) pursuant to the terms of the Arrangement was fair, from a financial point of view, to such holders.
The full text of the written opinion of Leerink Partners, dated July 13, 2025, which describes the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion, is attached as Annex B and is incorporated herein by reference. The summary of the written opinion of Leerink Partners set forth below is qualified in its entirety by the full text of the written opinion attached hereto as Annex B. Leerink Partners’ financial advisory services and opinion were provided for the information and assistance of the Transaction Committee and the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction and the opinion of Leerink Partners addressed only the fairness, from a financial point of view, as of the date thereof, to the Shareholders (other than holders of Excluded Shares) of the Cash Amount proposed to be paid to such holders pursuant to the Arrangement. The opinion of Leerink Partners did not address any other term or aspect of the Agreement or the Transaction and does not constitute a recommendation to the Shareholders as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter.
The full text of the written opinion of Leerink Partners should be read carefully in its entirety for a description of the assumptions made, and the qualifications and limitations upon the review undertaken by Leerink Partners in preparing its opinion.
In connection with rendering the opinion described above and performing its related financial analyses, Leerink Partners reviewed, among other things:
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the proposed execution version of the Agreement, as provided to Leerink Partners by the Company on July 13, 2025;

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the proposed execution version of the Plan of Arrangement, as provided to Leerink Partners by the Company on July 13, 2025;

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the proposed final form of the CVR Agreement, as provided to Leerink Partners by the Company on July 13, 2025;

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the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as filed by the Company with the SEC;

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the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2024 and March 31, 2025, as filed by the Company with the SEC;

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certain Current Reports on Form 8-K, as filed by the Company with, or furnished by the Company to, the SEC; and

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a dissolution analysis of the Company, as furnished to Leerink Partners by the management of the Company and approved by management for use by Leerink Partners, which is referred to in this summary of Leerink Partners’ opinion as the “Dissolution Analysis”.

Leerink Partners also conducted discussions with members of the senior management and representatives of the Company regarding such Dissolution Analysis. The Company advised Leerink Partners that it intended to discontinue and wind up the business of the Company and did not have a standalone business plan. In addition, Leerink Partners considered the results of its efforts on behalf of the Company to solicit, at the direction of the Company, indications of interest from third parties with respect to a possible acquisition of or business combination with the Company. Leerink Partners also conducted such other financial studies and analyses and took into account such other information as it deemed appropriate.

Leerink Partners assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by Leerink Partners for purposes of its opinion and, with the Company’s consent, Leerink Partners relied upon such information as being complete and accurate. In that regard, Leerink Partners assumed, at the Company’s direction, that the Dissolution Analysis had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and Leerink Partners relied, at the Company’s direction, on the Dissolution Analysis for purposes of its analysis and opinion. Leerink Partners expressed no view or opinion as to the Dissolution Analysis or the assumptions on which it was based. In addition, at the Company’s direction, Leerink Partners did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance-sheet or otherwise) of the Company, nor was Leerink Partners furnished with any such evaluation or appraisal, and Leerink Partners was not asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Furthermore, at the Company’s direction Leerink Partners ascribed no value to the CVR Amount payable pursuant to the CVR Agreement. For purposes of its opinion, Leerink Partners assumed, at the direction of the Board, that the sum of the Cash Amount plus the Distribution would be not less than US$1.91 per Common Share.
Leerink Partners assumed, at the Company’s direction, that the final executed Agreement and CVR Agreement and the final Plan of Arrangement would not differ in any respect material to Leerink Partners’ analysis or its opinion from the last versions of the Agreement, the CVR Agreement and the Plan of Arrangement reviewed by Leerink Partners. Leerink Partners also assumed, at the Company’s direction, that the representations and warranties made by the Company and Parent and the Purchaser in the Agreement were and will continue to be true and correct in all respects material to Leerink Partners’ analysis. Furthermore, Leerink Partners assumed, at the Company’s direction, that the Transaction would be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to Leerink Partners’ analysis or its opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change would be imposed, the effect of which would be material to Leerink Partners’ analysis or its opinion. Leerink Partners did not evaluate and did not express any opinion as to the solvency or fair value of the Company, or the ability of the Company to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any national, provincial or other laws relating to bankruptcy, insolvency, or similar matters. Leerink Partners is not a legal, regulatory, tax or accounting advisor, and Leerink Partners expressed no opinion as to any legal, regulatory, tax or accounting matters.
The opinion of Leerink Partners expressed no view as to, and did not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. The opinion of Leerink Partners was limited to and addressed only the fairness, from a financial point of view, as of the date of the opinion, to the holders of Common Shares (other than Excluded Shares) of the Cash Amount proposed to be paid to such holders pursuant to the terms of the Arrangement. Leerink Partners was not asked to, and Leerink Partners did not express any view on, and its opinion did not address, any other term or aspect of the Agreement, the CVR Agreement, or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, Leerink Partners expressed no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any other party, or class of such persons in connection with the Transaction, whether relative to the Cash Amount proposed to be paid to the holders of Common Shares pursuant to the terms of the Arrangement or otherwise. The opinion of Leerink Partners’ was necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to Leerink Partners as of, the date of the opinion, and Leerink Partners does not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date of the opinion. Leerink Partners’ opinion did not constitute a recommendation to the Shareholders as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter. Leerink Partners’ financial advisory services and its opinion were provided for the information and assistance of the Transaction Committee and the Board (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction. The issuance of the opinion of Leerink Partners was approved by the Leerink Partners LLC Fairness Opinion Review Committee.
Summary of Financial Analyses
The following is a summary of the material financial analyses prepared by Leerink Partners and reviewed with the Transaction Committee in connection with its opinion, which was delivered orally to the Transaction Committee on July 13, 2025, and subsequently confirmed in Leerink Partners’ written opinion, dated July 13, 2025. For purposes of the analyses described below, Leerink Partners was directed to rely upon the Dissolution Analysis prepared by Company management. The summary set forth below does not purport to be a complete description of the financial analyses performed or factors considered by, and underlying the opinion of Leerink Partners, nor does the order of the analyses described below represent the relative importance or weight given to those analyses by Leerink Partners. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a fairness opinion is not readily susceptible to summary description. In arriving at its opinion, Leerink Partners did not draw, in isolation, conclusions from or with regard to any factor or analysis that it considered. Accordingly, Leerink Partners believes that its analyses must be considered as a whole and that selecting portions of such analyses and factors without considering all analyses and factors, could create a misleading or incomplete view of the processes underlying Leerink Partners’ financial analyses and its opinion. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. The assumptions and estimates used in, and the results derived from, the financial analyses are inherently subject to substantial uncertainty. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before July 13, 2025, and is not necessarily indicative of current market conditions.
Leerink Partners was not requested to, and did not, recommend or determine the specific consideration payable in the Transaction. The type and amount of consideration payable in the Transaction was determined through negotiations between the Company and Parent and the Company’s decision to enter into the Agreement was solely that of the Board. The opinion of Leerink Partners was only one of many factors considered by the Transaction Committee and the Board in their evaluation of the Transaction and should not be viewed as determinative of the views of the Transaction Committee, the Board or the management of the Company with respect to the Transaction, the Cash Amount, any potential CVR Proceeds or any other aspect of the transactions contemplated by the Agreement.
The following is a summary of the material financial analyses reviewed with the Transaction Committee and performed by Leerink Partners in connection with its opinion, which was rendered orally to the Transaction Committee on July 13, 2025, and subsequently confirmed by delivery of a written opinion dated July 13, 2025. The summary set forth below does not purport to be a complete description of the financial analyses performed by, and underlying the opinion of, Leerink Partners. Future results may be different from those described and such differences may be material.
Dissolution Analysis
The Company advised Leerink Partners that it intended to discontinue and wind up the business of the Company and did not have a standalone business plan. Accordingly, Leerink Partners concluded, in the exercise of its professional judgment, that traditional valuation methodologies typically used for purposes of valuing a business as a going concern were not applicable to the Company. Management furnished to Leerink Partners the Dissolution Analysis prepared by management as described in more detail below under “The Arrangement — ESSA Management Dissolution Analysis” and directed Leerink Partners to rely upon the

Dissolution Analysis for purposes of its analysis and opinion. The Dissolution Analysis assumed an initial distribution of cash to holders of Common Shares as of August 31, 2025, of approximately $72 million, or $1.53 per Common Share, and a final distribution of cash to holders of Common Shares as of December 31, 2027, of approximately $18 million, or an estimated present value of approximately $0.33 per Common Share (as described below). Together, the initial distribution and the final distribution are referred to in this section as the “Dissolution Payments.”
Leerink Partners compared the assumed value of the Cash Amount plus the Distribution of $1.91 per Common Share to the present value of the Dissolution Payments as of August 31, 2025 (the assumed date of approval by shareholders of the Company of a dissolution of the Company), and, for purposes of comparison with an assumed initial distribution date for the Transaction of August 15, 2025, further discounted the Dissolution Payments to that date. Leerink Partners calculated the August 31, 2025 present value of the Dissolution Payments by discounting the December 31, 2027 final distribution payment to August 31, 2025 using a discount rate equivalent to ICE BofA US High Yield Index Effective Yield of 6.92% as of July 10, 2025, and adding that discounted amount to the amount of the initial distribution payment. Leerink Partners then calculated the present value of the Dissolution Payments as of August 15, 2025 by further discounting the August 31, 2025 present value of Dissolution Payments to August 15, 2025 using the same 6.92% discount rate. Leerink Partners determined this discount rate based upon its professional expertise and judgment.
This analysis resulted in an implied estimated present value as of August 15, 2025 of approximately $88 million, or $1.86 per Common Share, based on the assumed total shares outstanding of the Company of approximately 47.4 million (assuming full exercise of the Warrants) as of August 15, 2025, as provided by the Company.
Leerink Partners then compared the results of the above analysis to the closing price of the Common Shares of $1.71 as of July 11, 2025, and the assumed value of the Cash Amount plus the Distribution of $1.91 per Common Share.
General
Leerink Partners is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. Other than services in connection with the Transaction, in the past two years, Leerink Partners has not provided investment banking services to, or received compensation from, the Company. In the past two years, Leerink Partners has not provided investment banking services to, or received compensation from, Parent or Purchaser. In the ordinary course of business, Leerink Partners may, in the future, provide investment banking services to the Company, Parent, or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of its trading and brokerage activities, Leerink Partners has in the past held and may in the future hold positions, for its own account or the accounts of its customers, in equity, debt or other securities of the Company, Parent or their respective affiliates. Consistent with applicable legal and regulatory requirements, Leerink Partners has adopted policies and procedures to establish and maintain the independence of its research department and personnel. As a result, Leerink Partners’ research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, Parent, and the Transaction and other participants in the Transaction that differ from the views of Leerink Partners’ investment banking personnel.
The Company selected Leerink Partners as a financial advisor in connection with the Transaction based on Leerink Partners’ longstanding relationship and familiarity with the Company and its business, as well as its experience and expertise in the pharmaceutical industry. Leerink Partners is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Transaction.
In connection with Leerink Partners’ services as a financial advisor to the Company, the Company has agreed to pay Leerink Partners an aggregate fee of $2.5 million, of which opinion fees of $1.0 million have been paid and the remainder of which is payable contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse certain of Leerink Partners’ expenses arising, and to indemnify Leerink Partners against certain liabilities, including liabilities under federal securities laws, that may arise, out of Leerink Partners’ engagement. The terms of the fee arrangement between Leerink Partners and the Company, which are customary in transactions of this nature, were negotiated at arm’s length between Leerink

Partners and the Company, and the Transaction Committee and the Board were aware of the arrangement, including the fact that a significant portion of the fee payable to Leerink Partners is contingent upon the completion of the Transaction.
Distribution
In connection with the Arrangement, on [   •   ], 2025, the Company received the Distribution Order. On [   •   ], 2025 the Board approved the Distribution which is scheduled to take place on or about [   •   ], 2025.
Plans for the Company After the Arrangement
The primary purposes of the Arrangement are to facilitate the Discontinuance and to provide Securityholders with cash sooner than would be the case without the Arrangement, while retaining $4,000,000 of the Company’s Closing Net Cash as a transaction fee (the “Purchaser Fee”). Upon completion of the Arrangement, the Purchaser expects the Company to have sufficient funds to cover anticipated expenses through dissolution of the Company and a reserve for unexpected liabilities. Following the Arrangement, the Common Shares will be delisted from the Nasdaq, in accordance with applicable Laws, rules and regulations, and will apply to cease to be a reporting issuer under applicable Canadian Securities Laws, thereby reducing the administrative and financial burdens (and associated costs) associated with remaining a reporting issuer. The Common Shares will be deregistered under the Exchange Act. Following the completion of the Arrangement and such deregistration, the Company will no longer file period reports with the SEC.
Certain Effects of the Arrangement
Following the consummation of the Arrangement, the registration of the Common Shares under the U.S. Exchange Act will be terminated. Due to this termination, the Company will no longer be required to file annual, quarterly and current reports with the SEC. Moreover, the Company will no longer be subject to the requirement to furnish proxy statements in connection with meetings of Securityholders pursuant to Section 14(a) of the U.S. Exchange Act and the related requirement under the U.S. Exchange Act to furnish an annual report to Securityholders. Similarly, the Company will make an application to cease to be a reporting issuer (or equivalent) in British Columbia, Alberta and Ontario. Following acceptance of such application, the Company will cease to have public reporting obligations under Securities Laws.
The Common Shares are currently registered under the U.S. Exchange Act and are traded on the Nasdaq under the trading symbol “EPIX”. As a result of the Arrangement, the Company will be a privately held corporation and there will be no public market for the Common Shares. After completion of the Arrangement, (i) the Purchaser will hold 100% of the outstanding Common Shares and (ii) the Common Shares will cease to be quoted on the Nasdaq.
Procedure for Exchange of Shares
Letter of Transmittal
The Letter of Transmittal has been sent to Registered Shareholders with this Circular and Proxy Statement. The Letter of Transmittal contains procedural information relating to the Arrangement and should be reviewed carefully. Registered Shareholders (other than the Dissenting Holders and the Purchaser) can obtain additional copies of the Letter of Transmittal by contacting the Depositary, by calling toll-free in North America at 1-800-564-6253 or outside of North America at 1-514-982-7555 or by email to corporateactions@computershare.com.
Each Registered Shareholder must forward a properly completed and signed Letter of Transmittal, with accompanying share certificate(s) or DRS advice(s) in order to receive the Consideration to which such Shareholder is entitled under the Arrangement. It is recommended that Registered Shareholders complete, sign and return the Letter of Transmittal with accompanying share certificate(s) or DRS advice(s) to the Depositary as soon as possible. All deposits of Common Shares made under a Letter of Transmittal are irrevocable. In the event the Arrangement is not consummated, the Depositary will promptly return any share certificate(s) or DRS advice(s) that have been deposited. Any use of the mail to transmit a share certificate

(if applicable) and a related Letter of Transmittal is at the risk of the Shareholder. If these documents are mailed, it is recommended that registered mail, properly insured, be used.
Whether or not Shareholders forward the share certificate(s) or DRS advice(s), as applicable, upon completion of the Arrangement on the Effective Date, Shareholders will cease to be Shareholders of the Company and will only be entitled to receive the Consideration to which they are entitled under the Arrangement or, in the case of Shareholders who properly exercise Dissent Rights, the right to receive fair value for their Common Shares in accordance with the Dissent Procedures. See “Dissent Rights”.
The instructions for depositing such share certificate(s) or DRS advice(s), as applicable, with the Depositary are set out in the Letter of Transmittal. The Letter of Transmittal provides instructions with regard to lost share certificates. The Letter of Transmittal is available on SEDAR+ at www.sedarplus.ca.
Where Common Shares are evidenced only by a DRS advice, there is no requirement to first obtain a certificate for those Common Shares or deposit with the Depositary any share certificate evidencing the Common Shares. Only a properly completed and duly executed Letter of Transmittal accompanied by the applicable DRS advice(s) are required to be delivered to the Depositary in order to surrender those Common Shares under the Arrangement.
Registered Shareholders will not actually receive their Consideration until the Arrangement is completed and they have returned their properly completed documents, including the Letter of Transmittal and share certificates or DRS advices, if applicable, to the Depositary.
The exchange of Common Shares for the Consideration in respect of Beneficial Shareholders is expected to be made with the Beneficial Shareholder’s Intermediary account through the procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediary. Beneficial Shareholders should contact their Intermediary if they have any questions regarding this process and to arrange for their Intermediary to complete the necessary steps to ensure that they receive payment for their Common Shares as soon as possible following completion of the Arrangement.
Exchange Procedure
Prior to the Effective Time, the Purchaser shall deliver or arrange to be delivered to the Depositary sufficient funds to satisfy the aggregate Consideration payable to Shareholders pursuant to the Arrangement, which funds will be held by the Depositary as agent and nominee for Shareholders prior to distribution to such Shareholders under Article 4 of the Plan of Arrangement.
In the case of Registered Shareholders, as soon as reasonably practical after the Effective Date, which the Parties expect will occur on or about September [18], 2025, assuming due delivery of the required documentation, including the applicable share certificate(s) or DRS advice(s) representing such holder’s Common Shares and a duly and properly completed Letter of Transmittal, the Depositary will cause the delivery of the funds representing a portion of the Consideration to which such Registered Shareholder is entitled (pursuant to the Plan of Arrangement) by first class mail, at the offices of the Depositary or by wire transfer.
If you are a Beneficial Shareholder holding your Common Shares through an Intermediary, then you are not required to take any action and the Consideration that you are entitled to receive will be delivered to your Intermediary though procedures in place for such purposes between CDS and Cede & Co. (as the case may be) and such Intermediaries. You should contact your Intermediary if you have any questions regarding this process.
Any exchange or transfer of Common Shares pursuant to the Plan of Arrangement will be free and clear of any Liens or other claims of third parties of any kind.
No Shareholder will be entitled to receive any consideration or entitlement with respect to their Common Shares, other than any consideration or entitlement to which such Shareholder is entitled to receive under Article 2 of the Plan of Arrangement and the other terms of the Plan of Arrangement and, for greater certainty, no such Shareholder will be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than any dividends declared prior to the Effective Date that have not been paid.

Entitlement to Cash Consideration
In any case where the aggregate Consideration payable to particular Shareholders under the Arrangement would include a fraction of a cent, the cash consideration payable will be rounded down to the next whole cent.
Fractional CVRs
To the extent that any amounts payable to the holder of one or more CVRs include a fraction of a cent, the cash consideration payable shall be rounded down to the nearest whole cent.
Return of Shares
If the Arrangement is not completed, the Letter of Transmittal will be of no effect and the Depositary will return any share certificates or DRS advices representing the deposited Common Shares to the holders thereof as soon as practicable at the address specified in the Letter of Transmittal.
Lost Certificates
In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, cash deliverable in accordance with such Person’s Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom such cash is to be delivered shall as a condition precedent to the delivery of such cash, give a surety bond satisfactory to the Purchaser and the Depositary (acting reasonably) in such sum as the Purchaser may direct and indemnify the Purchaser, the Depositary and the Company in a manner satisfactory to the Purchaser, the Depositary and the Company, acting reasonably, against any claim that may be made against the Purchaser and the Company with respect to the certificate alleged to have been lost, stolen or destroyed.
Cancellation of Rights
Until surrendered, each share certificate or DRS advice that immediately prior to the Effective Time represented Common Shares will be deemed after the Effective Time to represent only the right to receive upon such surrender the consideration to which the holder is entitled to receive in lieu of such share certificate or DRS advice as contemplated in Section 4.1 of the Plan of Arrangement, less any amounts withheld. Any such share certificate or DRS advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date will cease to represent a claim or interest of any nature whatsoever and will be deemed to have been surrendered to the Purchaser or any successors and will be cancelled. On such date, any consideration held by the Depositary for such Former Shareholder shall be deemed to have been surrendered by the Former Shareholder to the Purchaser and shall be paid by the Depositary to the Purchaser. None of the Company or Purchaser, or any of their respective successors, will be liable to any person in respect of any Consideration (including any Consideration previously held by the Depositary for any such Former Shareholder) which is forfeited or surrendered to the Company or Purchaser or delivered to any public official pursuant to any applicable abandoned property, escheat or similar Law.
Withholding Rights
Each of the Company, the Parent and the Purchaser, their affiliates, or any other applicable withholding agent shall be entitled to deduct and withhold from any consideration or other amount payable or otherwise deliverable to any person (an “Affected Person”) pursuant to the Plan of Arrangement, the Agreement or the CVR Agreement such amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom under any provision of applicable Law in respect of Taxes (a “Withholding Obligation”). To the extent that such amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes under the Plan of Arrangement, the Agreement or the CVR Agreement as having been paid to the Affected Person.

ESSA Management Dissolution Analysis
Financial projections in connection with the Dissolution Analysis described under the heading “Opinion of Leerink Partners — Dissolution Analysis” prepared by management were made available to the Board, the Transaction Committee, the committee’s counsel, and Leerink Partners. The Transaction Committee permitted Leerink Partners to use and rely on the financial projections and other financial and business information summarized below for purposes of its financial analyses and opinion summarized under “Opinion of Leerink Partners” and the financial projections and forecasts may not be appropriate for other purposes. The Board permitted Leerink Partners to use and rely on the financial projections and other financial and business information summarized below for purposes of its financial analyses and opinion summarized under “Opinion of Leerink Partners” and the financial projections and forecasts may not be appropriate for other purposes. Summaries of these financial projections and forecasts are being included in this Circular and Proxy Statement not to influence your decision whether to vote “FOR”, “AGAINST” or “ABSTAIN” with respect to the proposal to adopt the Agreement, but because these financial projections and forecasts were made available to the Board, the Transaction Committee, the committee’s counsel, and Leerink Partners.
These financial projections and forecasts are based upon a variety of estimates and numerous assumptions made by the Company’s management with respect to, among other matters, general business, economic, market and financial conditions and other matters, including the factors described under “Cautionary Statement Concerning Forward-Looking Information” beginning on page 18, many of which are difficult to predict, are subject to economic and competitive uncertainties, and are beyond the Company’s control. In addition, since the financial projections and forecasts cover multiple years, such information by its nature becomes less reliable with each successive year. As a result, there can be no assurance that the projected results will be realized or that actual results will not be higher or lower than projected.
The financial projections and forecasts do not take into account any circumstances or events occurring after the date they were prepared, and, except as may be required in order to comply with applicable Securities Laws, the Company does not intend to update, or otherwise revise, the financial projections or forecasts, or the specific portions presented, to reflect circumstances existing after the date when they were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions are shown to be in error.
The financial projections and forecasts were not prepared with a view toward public disclosure, soliciting proxies or complying with United States’ Generally Accepted Accounting Principles (“U.S. GAAP”), the published guidelines of the SEC regarding financial projections and forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections and forecasts. Neither Davidson & Company LLP, the Company’s independent registered public accounting firm, nor any other independent registered public accounting firm has examined, compiled or performed any procedures with respect to the accompanying financial projections and forecasts, and, accordingly, neither Davidson & Company LLP nor any other public accounting firm expresses an opinion or any other form of assurance with respect to such projections and forecasts.
The following table summarizes the financial projections prepared by management:
(Amounts in US$000’s)
Cash and cash equivalents, net of payables as of June 30, 2025		$109,100
Estimated costs from June 30, 2025 through the completion of the transaction	-$	11,600
Estimated remaining administrative and liquidation costs through December 31, 2027	-$	6,800
Estimated closing cash balance		$90,700(1)

(1)
See “Opinion of Leerink — Dissolution Analysis” for further information regarding the Dissolution Analysis.

Financing
We expect that the professional fees and other expenses required to complete the Arrangement and related transactions will be approximately US$5.63 million. See “Fees and Expenses” for a description of the fees and expenses expected to incur in connection with the transaction. The Purchaser’s obligations under the

Agreement are not subject to any conditions regarding the Purchaser’s ability to obtain financing for the Consideration to be paid pursuant to the Arrangement.
Interests of the Company’s Directors and Executive Officers in the Arrangement
In considering the recommendation of the Board that you vote in favour of the Arrangement Resolution, you should be aware that aside from their interests as Securityholders of the Company, the Company’s directors and executive officers have interests in the Arrangement that are different from, or in addition to, those of other Securityholders of the Company generally. In particular, certain directors and executive officers are entitled to “collateral benefit” (as defined in MI 61-101) in connection with the transaction (see “Canadian Securities Law Maters — Multilateral Instrument 61-101”). Additionally, these interests include indemnification of our directors and executive officers following the completion of the Arrangement. The members of the Transaction Committee were aware of and considered these interests, among other matters, in evaluating and negotiating the Agreement and the Arrangement and in making its recommendations to the Board, which was also aware of and took into account these interests, among other matters, when making its recommendation to the Securityholders to vote for the Arrangement Resolution. See “The Arrangement — Background of the Arrangement” beginning on page 21, “The Arrangement — ; Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners” beginning on page 35, and “Interests of the Company’s Directors and Executive Officers in the Arrangement” beginning on page 44.
The Securityholders should take these interests into account in deciding whether to vote “FOR” the Arrangement Resolution.
Indemnification/Insurance
The Company’s Articles provide for indemnification of directors and executive officers against certain liabilities that may arise by reason of their status or service as directors or officers. In addition, pursuant to the Agreement, the Purchaser will, or will cause the Company to, maintain the Company’s “tail” policy of directors and officers’ liability insurance as it exists on the date of the Agreement without any reduction in scope or coverage through July 13, 2031.
Compensation of the Transaction Committee
The Transaction Committee consists of four independent members of the Board: Franklin Berger, Sandford Zweifach, Scott Requadt and Richard Glickman. Franklin Berger and Scott Requadt, the co-chairs of the Transaction Committee, received $8,000 per month since November 1, 2024, for their service on the Transaction Committee. The other members of the Transaction Committee received $6,000 per month since November 1, 2024.
Fees and Expenses
Whether or not the Arrangement is consummated, all fees and expenses incurred in connection with the Arrangement will be paid by the Party incurring those fees and expenses, except that the Company will pay the costs of printing and mailing this Circular and Proxy Statement and all SEC filing fees with respect to the Arrangement. Additionally, if the Agreement is terminated under certain circumstances, the Company must pay the Termination Payment to the Purchaser. Total fees and expenses incurred or to be incurred by the Company in connection with the Arrangement are estimated at this time to be as follows:
Estimated Amount To Be Paid (In US$)
Legal, accounting and other professional fees	$2,830,000
Financial advisory fee and expenses	$2,650,000
SEC registration fee, printing and mailing costs, transfer agent fees and other administrative costs	$150,000
Total	$5,630,000

Regulatory Approvals
No material federal, state or provincial regulatory approvals, filings or notices are required under the Agreement in connection with the Arrangement.
Anticipated Accounting Treatment of the Arrangement
The Arrangement will be accounted for in accordance with U.S. GAAP and will constitute a change of control under same.

RISK FACTORS
In evaluating the Arrangement, Securityholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by the Company, may also adversely affect the Company and completion of the Arrangement. The risk factors should be considered in conjunction with the other information included in this Circular and Proxy Statement, including certain sections of documents publicly filed.
Risks Related to the Arrangement
The completion of the Arrangement is subject to conditions precedent.
The completion of the Arrangement is subject to a number of conditions precedent, some of which are outside of the Company’s and the Purchaser’s control, including receipt of the Final Order and the Required Securityholder Approval.
In addition, the completion of the Arrangement is conditional on, among other things, no Material Adverse Change having occurred.
There can be no certainty, nor can the Company or the Purchaser provide any assurance, that all conditions precedent to the Arrangement will be satisfied or waived, or if satisfied or waived, when they will be satisfied or waived; accordingly, the Arrangement may not be completed.
The market price of the Common Shares may be materially adversely affected in certain circumstances.
If, for any reason, the Arrangement is not completed or its completion is materially delayed and/or the Agreement is terminated, the market price of the Common Shares may be materially adversely affected and decline to the extent that the current market price of the Common Shares reflects a market assumption that the Arrangement will be completed. Depending on the reasons for terminating the Agreement, the Company’s financial condition could also be subject to various material adverse consequences, including as a result of paying the Termination Payment under circumstances set forth in the Agreement.
The Agreement may be terminated in certain circumstances.
The Company and the Purchaser each have the right, in certain circumstances, in addition to termination rights relating to the failure to satisfy the conditions of completion of the Arrangement, to terminate the Agreement. Accordingly, there can be no certainty, nor can the Company or Purchaser provide any assurance that the Agreement will not be terminated prior to the completion of the Arrangement. In addition, if the Arrangement is not completed by the Outside Date, the either Party may terminate the Agreement. If the Agreement is terminated in certain circumstances, the Company will be required to pay the Termination Payment to the Purchaser.
If the Agreement is terminated, there is no assurance that the Board will be able to find a party willing to pay an equivalent or greater price than the Consideration to be paid pursuant to the terms of the Agreement.
The completion of the Arrangement is uncertain and the Company will incur costs even if the Arrangement is not completed.
As the Arrangement is dependent upon, among other things, the Final Order, the Required Securityholder Approval and other conditions, its completion is uncertain. If the Arrangement is not completed for any reason, the market price of Common Shares may be adversely affected. Moreover, the dedication of substantial resources of the Company to the completion of the Arrangement could have a negative effect on the Company’s assets, results of operations or prospects.
In addition, certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by the Company and the Purchaser even if the Arrangement is not completed. The Parties are each liable for their own costs incurred in connection with the Arrangement. If the Arrangement is not completed, the Company may be required to pay the Purchaser the Termination Payment. See “The Business Combination Agreement — Termination of the Agreement” in this Circular and Proxy Statement.
Directors and officers of the Company have interests in the Arrangement that may be different from those of Securityholders generally.
In considering the recommendation of the Board with respect to the Arrangement, Securityholders should be aware that certain members of the Company’s management and the Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. In particular, certain directors and executive officers are entitled to “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “The Arrangement — Interests of the Company’s Directors and Executive Officers in the Arrangement” and “Canadian Securities Law Matters — Multilateral Instrument 61-101”.
The Purchaser and the Company may be the targets of legal claims, securities class action, derivative lawsuits and other claims.
The Purchaser and the Company may be the target of securities class action and derivative lawsuits which could result in substantial costs and may delay or prevent the Arrangement from being completed. Securities class action lawsuits and derivative lawsuits are often brought against companies that have entered into an agreement to acquire a public company or to be acquired. Third parties may also attempt to bring claims against the Purchaser or the Company seeking to restrain the Arrangement or seeking monetary compensation or other redress. Even if the lawsuits are without merit, defending against these claims can result in substantial costs and divert management time and resources and may delay or prevent the Arrangement from being completed. Additionally, if a plaintiff is successful in obtaining an injunction prohibiting consummation of the Arrangement, then that injunction may delay or prevent the Arrangement from being completed.
The relative trading price of the Common Shares prior to the Effective Date may be volatile.
Market assessments of the benefits of the Arrangement and the likelihood that the Arrangement will be consummated may impact the volatility of the market price of the Common Shares prior to the consummation of the Arrangement.
Rights of Securityholders will differ after the completion of the Arrangement.
Following the completion of the Arrangement, Securityholders (other than the Purchaser) will no longer hold Securities and will no longer have an interest in the Company, or its assets. In the event that the value of the Company’s assets, prior, at or after the Effective Date, exceeds the implied value of the Company under the Arrangement, the Securityholders will not be entitled to additional consideration for their Securities.
The Arrangement or the Liquidation may result in a tax payable for Shareholders.
The Arrangement or Liquidation will generally be a taxable transaction for most Shareholders and, as a result, taxes will generally be required to be paid by such Shareholders on any income and gains (if any) that result from receipt of the Consideration under the Arrangement or from any distribution on the Liquidation, winding-up and dissolution of the Company. Shareholders should read “Certain U.S. Federal Income Tax Considerations of the Arrangement”, “Certain Canadian Federal Income Tax Considerations of the Arrangement”, “Certain U.S. Federal Income Tax Considerations of the Liquidation” and “Certain Canadian Federal Income Tax Considerations of the Liquidation”. Shareholders are advised to consult their tax advisors to determine the tax consequences of the Arrangement and the Liquidation.
The Arrangement or the Liquidation may result in adverse tax consequences due to the Company’s expected classification as a passive foreign investment company (“PFIC”).
Shareholders may be subject to adverse U.S. federal income tax consequences due to the Company’s expected classification as a PFIC.
The Company believes it was a PFIC in prior years and expects to be classified as a PFIC in the current year, which would subject U.S. Holders to adverse U.S. federal income tax consequences.

If the Company were classified as a PFIC for any taxable year during which a U.S. Holder holds Common Shares, such holder may be subject to increased tax liability (generally including an interest charge) as a result of the Distribution and the Arrangement or the Liquidation. In addition, certain elections that generally mitigate these adverse tax results may be unavailable for U.S. Holders. See “Certain U.S. Federal Income Tax Considerations of the Distribution”, “Certain U.S. Federal Income Tax Considerations of the Arrangement” and “Certain U.S. Federal Income Tax Considerations of the Liquidation”.
The Termination Payment provided under the Agreement may discourage other parties from attempting to acquire the Company.
Under the Agreement, the Company would be required to pay the Termination Payment if the Agreement is terminated in certain circumstances. This Termination Payment may discourage other parties from attempting to acquire Common Shares or from making an Acquisition Proposal, even if those parties would otherwise be willing to offer greater value to the Securityholders than that offered by the Purchaser under the Arrangement.
Risks Related to the CVRs
Holders of the CVRs may never receive any proceeds from their CVRs.
Holders of the CVRs will be entitled to a pro rata portion of up to US$2,950,000 less certain costs and expenses, including those associated with any litigation against the Company and its directors or officers currently active or arising within 18 months following closing of the Arrangement. If the Company incurs costs and expenses greater than US$2,950,000 pursuant to the CVR Agreement, there will be no proceeds from the CVR and holders of the CVRs will not realize value on their CVRs.
The CVRs will not be listed on any exchange.
The CVRs are not transferable and will not be listed on any securities exchange. Accordingly, holders of the CVRs may not have an ability to realize the value of the full CVR Payment Amount in accordance with the terms of the CVR Agreement prior to the CVR Payment Date.
The treatment of CVRs for U.S. federal income tax purposes is unclear.
There is no legal authority directly addressing the U.S. federal income tax treatment of CVRs received pursuant to the Arrangement. Accordingly, the amount, timing and character of any gain, income or loss with respect to the CVRs are uncertain. U.S. Holders should consult their tax advisors concerning the recognition of income, gain or loss, if any, resulting from the receipt of a CVR or the receipt of any payment in respect of a CVR, and review the discussion under “Certain U.S. Federal Income Tax Considerations of the Arrangement”.
The treatment of CVRs for Canadian federal income tax purposes is unclear.
The Canadian federal income tax consequences to a Holder of the receipt, holding and disposition of CVRs, including the consequences of a potential reduction in the amount payable under the CVRs, and the reporting of amounts in respect thereof for Canadian federal income tax purposes are not free from doubt. Holders are urged to consult their own tax advisors regarding such consequences and reporting. See “Certain Canadian Federal Income Tax Considerations of the Arrangement”.
Risks Related to the Liquidation
The Company cannot assure Shareholders of the timing or amount of any Liquidation distributions, if any.
The Company cannot predict with certainty the value of any distributions made as part of the Liquidation to its Shareholders and many of the factors influencing the value of any distributions made as part of the Liquidation cannot currently be quantified with certainty and are subject to change. The Company cannot determine at this time when, or potentially whether, it will be able to make any Liquidation distributions to the Shareholders or the value of any such distributions. You may receive substantially less than the value that you expect to receive. Accordingly, you will not know the amount of any Liquidation distributions you may receive when you vote on the Liquidation Resolution. These risks will be amplified if the Liquidation is not approved, in which case the Company can make no assurances that any liquidation distributions will be made to the Shareholders.
The Company will continue to incur expenses that will reduce the amount available for distribution, including expenses associated with complying with public company reporting requirements and paying its service providers, among others.
In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, as the Company winds up, it will continue to incur expenses from operations, including compensation to the limited number of employees implementing the Liquidation, if any, compensation to the Company’s remaining directors, directors’ and officers’ insurance and other insurance premiums, income, payroll and other taxes, legal, accounting, financial, advisory and consulting fees and general and administrative expenses.
The actual amount of such expenses could be much higher than currently anticipated and will reduce the amount of assets available for ultimate distribution to our Shareholders. If the Liquidation Resolution is not approved, the Company expects to continue to incur expenses from operations, including expenses related to the Company’s officers, directors and advisors, while the Company contemplates its other alternatives. Such expenses would likely be in excess of those expected to be incurred in connection with implementing the Liquidation.
The Company will have an obligation to continue to comply with the applicable reporting requirements of the U.S. Exchange Act and applicable Canadian Securities Law, even if compliance with these reporting requirements is economically burdensome. The costs of compliance with such reporting requirements would reduce the amount which otherwise could be distributed to Shareholders.
If the Company fails to retain sufficient funds to pay the liabilities actually owed to the Company’s creditors, including employees of the Company, each Shareholder receiving Liquidation distributions could be liable for payment to the Company’s creditors, including employees, of his, her or its pro rata share of any shortfall, up to the amount actually distributed to each Shareholder in connection with the Liquidation.
The Company will only be able to confirm the amount of its liabilities following completion of the Claims Process as discussed under the heading “Approval of Liquidation Resolution and Liquidator Resolution — Claims Process” in this Proxy Statement. Although the Company will be seeking a Claims Bar Order if the Company proceeds with the Liquidation, which would provide that no claims may be pursued following the Liquidation, there is no absolute certainty that the risk of claims arising after the Liquidation of the Company will be eliminated completely. In the event that the Company fails to retain sufficient funds to pay the expenses and liabilities actually owed to the Company’s creditors, including employees of the Company, each Shareholder could be held liable for the repayment to those creditors, including employees, whose claims are not barred by the Claims Bar Order or otherwise, out of amounts previously received by such Shareholder from the Company (up to the full amount actually received by such Shareholder).

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE DISTRIBUTION
The following is a summary of certain anticipated U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) of Common Shares as a result of the Distribution.
The following summary does not purport to address all U.S. federal income tax consequences that may apply to a U.S. Holder (as defined below) as a result of the Distribution, nor does it take into account the specific circumstances of any particular holder, some of which may be subject to special tax rules (including, but not limited to, brokers, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, banks, thrifts and other financial institutions, persons liable for alternative minimum tax, persons that hold an interest in an entity that holds the Common Shares, persons that will own, or will have owned, directly, indirectly or constructively 10% or more (by vote or value) of our stock, persons that hold the Common Shares as part of a hedging, integration, conversion or constructive sale transaction or a straddle, Shareholders who acquired their Common Shares through the exercise of an employee stock option or otherwise as compensation, former citizens or permanent residents of the United States, or persons whose functional currency is not the U.S. dollar).
This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative pronouncements and rulings of the United States Internal Revenue Service (the “IRS”), judicial decisions and the Canada-United States Income Tax Convention (1980), as amended, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax or the Medicare contribution tax). U.S. Holders (as defined below) should consult their tax advisers regarding such matters.
No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences to U.S. Holders (as defined below) of the Distribution. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to different interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.
As used in this summary, a “U.S. Holder” is a beneficial owner of the Common Shares who, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.
If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of a partner will depend on the status of the partner and the activities of the partnership. Partnerships holding Common Shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax considerations relating to the Distribution.
For purposes of this summary, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. Holder. This discussion does not address the U.S. federal income tax consequences of the Distribution applicable to non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its tax advisor regarding all U.S. federal, state, local and non-U.S. tax considerations relating to the Distribution.
Tax Considerations Relevant to U.S. Holders
For U.S. federal income tax purposes, we and Purchaser intend to treat the Distribution as one in a series of distributions in complete liquidation of the Company. In general, for U.S. federal income tax purposes and subject to the discussion below under “Passive Foreign Investment Company Considerations,” a U.S. Holder who receives the Distribution will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received (expressed in U.S. dollars) and (2) the U.S. Holder’s adjusted tax basis (expressed in U.S. dollars) in such shares.
Any such gain or loss will generally be long-term capital gain or loss if the U.S. Holder’s holding period in the Common Shares is greater than one year as of the date of the Distribution. Subject to the discussion below under “Passive Foreign Investment Company Considerations,” long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares. In general, each U.S. Holder must allocate liquidating distributions proportionally to each block of shares of the Common Shares and compare the allocated portion of each liquidating distribution with the U.S. Holder’s adjusted tax basis in each block of shares of the Common Shares at the time of such distribution. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
There is no assurance that the IRS will agree with our conclusion, however, that the Distribution be treated as one in a series of liquidating distributions in complete liquidation of the Company. If, contrary to our expectations, the Distribution is treated as an ordinary distribution from the Company to Shareholders, U.S. Holders may be subject to significant adverse tax consequences to the extent that the Company is classified as a PFIC for the taxable year that includes the Distribution or a prior year in which the U.S. Holder held Common Shares in the Company. Such adverse tax consequences could include a U.S. Holder recognizing income with respect to the full amount of the Distribution received (without reference to the U.S. Holder’s adjusted basis in its Common Shares or the current and accumulated earnings and profits of the Company), and any such income being taxed as ordinary income, and an additional interest charge applying with respect to a portion of the tax due thereon (as further described in the Company’s 2024 Form 10-K under the heading Passive Foreign Investment Company Rules).
Passive Foreign Investment Company Considerations
If the Company was classified as a PFIC in any taxable year in which a U.S. Holder held Common Shares of the Company, such U.S. Holder will be subject to special rules with respect to any gain recognized as a result of the Distribution.
A foreign corporation will be considered a PFIC for any taxable year in which (1) 75% or more of its gross income is “passive income” under the PFIC rules or (2) 50% or more of the average quarterly value of its assets produce (or are held for the production of) “passive income.” For this purpose, “passive income” generally includes interest, dividends, certain rents and royalties, and certain gains. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. If a corporation is treated as a PFIC with respect to a U.S. Holder for any taxable year, the corporation will continue to be treated as a PFIC with respect to that U.S. Holder in all succeeding taxable years, regardless of whether the corporation continues to meet the PFIC requirements in such years, unless certain elections are made.
The determination as to whether a foreign corporation is a PFIC is based on the application of complex U.S. federal income tax rules, which are subject to differing interpretations, and the determination will depend on the composition of the income, expenses and assets of the foreign corporation from time to time and the nature of the activities performed by its officers and employees. The Company believes that it was classified as a PFIC for the taxable year ending September 30, 2024 and in certain prior years, and expects to be classified as a PFIC for the current taxable year. However, the Company’s actual PFIC status for the current taxable year is uncertain and cannot be determined until after the end of the taxable year.
If the Company is classified as a PFIC, a U.S. Holder that does not make any of the elections described below would be required to report any gain recognized in connection with the receipt of the Distribution as ordinary income, rather than as capital gain, and to allocate such gain ratably over each day in the U.S. Holder’s holding period (or a portion thereof) for the Common Shares. The amounts allocated to the taxable year during which the gain is realized or distribution is made, and to any taxable years in such U.S. Holder’s holding period that are before the first taxable year in which we are treated as a PFIC with respect to the U.S. Holder, would be included in the U.S. Holder’s gross income as ordinary income for the taxable year of the gain. The amount allocated to each other taxable year would be taxed as ordinary income in the taxable year during which the gain is realized at the highest tax rate in effect for the U.S. Holder in that other taxable year and would be subject to an interest charge as if the income tax liabilities had been due with respect to each such prior year. U.S. Holders would not be able to offset any such gain recognized with losses.
The adverse tax consequences described above may be mitigated if a U.S. Holder makes or has made a timely “qualified electing fund” election (a “QEF election”) with respect to its interest in the PFIC. Consequently, if we are classified as a PFIC, it may be advantageous for a U.S. Holder to elect to treat us as a “qualified electing fund” with respect to such U.S. Holder in the first year in which it holds Common Shares. If a U.S. Holder makes a timely QEF election with respect to the Company, the electing U.S. Holder would be required in each taxable year that we are considered a PFIC to include in gross income (i) as ordinary income, the U.S. Holder’s pro rata share of the ordinary earnings of the Company and (ii) as capital gain, the U.S. Holder’s pro rata share of the net capital gain (if any) of the Company, whether or not the ordinary earnings or net capital gain are distributed. An electing U.S. Holder’s basis in Common Shares will be increased to reflect the amount of any taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the Common Shares and will not be taxed again as distributions to the U.S. Holder.
If a U.S. Holder has made a valid election to treat the Company as a QEF, in lieu of being subject to the PFIC tax and interest charge rules discussed above, such U.S. Holder will generally recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of the Distribution in an amount equal to the difference between the amount realized pursuant to such transaction and the U.S. Holder’s adjusted tax basis in its Common Shares. The U.S. Holder’s adjusted tax basis in the Common Shares includes any adjustments to such tax basis as a result of any income recognised as a result of the U.S. Holder’s QEF election with respect to the Company. Long-term capital gain of individuals and certain other non-corporate U.S. Holders will generally be eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
Alternatively, if the Company were to be classified as a PFIC, a U.S. Holder could also avoid certain of the rules described above by making a “mark-to-market election” (instead of a QEF election), provided the Common Shares are treated as regularly traded on a qualified exchange or other market within the meaning of the applicable U.S. Treasury Regulations.
U.S. Holders should consult their tax advisers regarding the potential availability and consequences of a mark-to-market election, as well as the advisability of making a QEF election.
During any taxable year in which the Company is treated as a PFIC with respect to a U.S. Holder, that U.S. Holder generally must file IRS Form 8621. U.S. Holders should consult their tax advisers concerning annual filing requirements.
Required Disclosure with Respect to Foreign Financial Assets
Certain U.S. Holders are required to report information relating to an interest in the Common Shares, subject to certain exceptions (including an exception for common shares held in accounts maintained by certain financial institutions), by attaching a completed IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return for each year in which they hold an interest in Common Shares. U.S. Holders should consult their tax advisers regarding information reporting requirements relating to their ownership of the Common Shares.
Information Reporting and Backup Withholding
Payments made to holders in exchange for Common Shares pursuant to the Distribution may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%).

To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (generally, an employer identification number or social security number) provided is correct and such U.S. Holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Distribution if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund from the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
This summary of certain U.S. federal income tax considerations is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax considerations applicable to them in connection with the Distribution, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.
CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS OF THE ARRANGEMENT
The following is a summary of certain anticipated U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) and non-U.S. Holders (as defined below) of Common Shares whose Common Shares are exchanged for the Consideration pursuant to the Arrangement. This summary addresses only holders who hold the Common Shares as “capital assets” (generally, assets held for investment purposes).
The following summary does not purport to address all U.S. federal income tax consequences that may apply to a U.S. Holder (as defined below) as a result of the Arrangement, nor does it take into account the specific circumstances of any particular holder, some of which may be subject to special tax rules (including, but not limited to, brokers, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, banks, thrifts and other financial institutions, persons liable for alternative minimum tax, persons that hold an interest in an entity that holds the Common Shares, persons that will own, or will have owned, directly, indirectly or constructively 10% or more (by vote or value) of our stock, persons that hold the Common Shares as part of a hedging, integration, conversion or constructive sale transaction or a straddle, Shareholders who acquired their Common Shares through the exercise of an employee stock option or otherwise as compensation, former citizens or permanent residents of the United States, or persons whose functional currency is not the U.S. dollar).
This summary is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative pronouncements and rulings of the United States Internal Revenue Service (the “IRS”), judicial decisions and the Canada-United States Income Tax Convention (1980), as amended, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax or the Medicare contribution tax). U.S. Holders (as defined below) should consult their tax advisers regarding such matters.
No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences to U.S. Holders (as defined below) of the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to different interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.
As used in this summary, a “U.S. Holder” is a beneficial owner of the Common Shares who, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.
If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of a partner will depend on the status of the partner and the activities of the partnership. Partnerships holding Common Shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax considerations relating to the Arrangement
For purposes of this summary, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. Holder. This discussion does not address all of the U.S. federal income tax consequences of the Arrangement, applicable to non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its tax advisor regarding all U.S. federal, state, local and non-U.S. tax considerations relating to the Arrangement, including the potential treatment of a portion of the CVR Payment Amount as interest for U.S. federal income tax purposes.
Tax Considerations Relevant to U.S. Holders
The Arrangement
For U.S. federal income tax purposes, we and Purchaser intend to treat the receipt of the Consideration by U.S. Holders in exchange for their Common Shares pursuant to the Arrangement as consideration received in connection with the sale or exchange of such Common Shares. Accordingly, subject to the discussions below under “Passive Foreign Investment Company Considerations,” and “Treatment of the Receipt of the CVRs,” a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference, if any, between (i) the sum of the amount of cash received and the fair market value of the CVRs received as Consideration, and (ii) the U.S. Holder’s adjusted tax basis in the Common Shares surrendered, reduced by any amounts received in the Distribution, if any.
If a U.S. Holder’s holding period in the Common Shares surrendered in the Arrangement is greater than one (1) year as of the date of the Arrangement, any gain or loss generally will be long-term capital gain or loss. Subject to the discussion below under “Passive Foreign Investment Company Considerations,” long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
Passive Foreign Investment Company Considerations
If the Company was classified as a PFIC in any taxable year in which a U.S. Holder held Common Shares of the Company, such U.S. Holder will be subject to special rules with respect to any gain recognized under the Arrangement.
A foreign corporation will be considered a PFIC for any taxable year in which (1) 75% or more of its gross income is “passive income” under the PFIC rules or (2) 50% or more of the average quarterly value of its assets produce (or are held for the production of) “passive income.” For this purpose, “passive income” generally includes interest, dividends, certain rents and royalties, and certain gains. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. If a corporation is treated as a PFIC with respect to a U.S. Holder for any taxable year, the corporation will continue to be treated as a PFIC with respect to that U.S. Holder in all succeeding taxable years, regardless of whether the corporation continues to meet the PFIC requirements in such years, unless certain elections are made.
The determination as to whether a foreign corporation is a PFIC is based on the application of complex U.S. federal income tax rules, which are subject to differing interpretations, and the determination will depend on the composition of the income, expenses and assets of the foreign corporation from time to time and the nature of the activities performed by its officers and employees. The Company believes that it was classified as a PFIC for the taxable year ending September 30, 2024 and in certain prior years, and expects to be classified as a PFIC for the current taxable year. However, the Company’s actual PFIC status for the current taxable year is uncertain and cannot be determined until after the end of the taxable year.
If the Company is classified as a PFIC, a U.S. Holder that does not make any of the elections described below would be required to report any gain recognized in connection with the receipt of the Consideration in the Arrangement as ordinary income, rather than as capital gain, and to allocate such gain ratably over each day in the U.S. Holder’s holding period (or a portion thereof) for the Common Shares. The amounts allocated to the taxable year during which the gain is realized or distribution is made, and to any taxable years in such U.S. Holder’s holding period that are before the first taxable year in which we are treated as a PFIC with respect to the U.S. Holder, would be included in the U.S. Holder’s gross income as ordinary income for the taxable year of the gain. The amount allocated to each other taxable year would be taxed as ordinary income in the taxable year during which the gain is realized at the highest tax rate in effect for the U.S. Holder in that other taxable year and would be subject to an interest charge as if the income tax liabilities had been due with respect to each such prior year. U.S. Holders would not be able to offset any such gain recognized with losses.
The adverse tax consequences described above may be mitigated if a U.S. Holder makes or has made a timely “qualified electing fund” election (a “QEF election”) with respect to its interest in the PFIC. Consequently, if we are classified as a PFIC, it may be advantageous for a U.S. Holder to elect to treat us as a “qualified electing fund” with respect to such U.S. Holder in the first year in which it holds Common Shares. If a U.S. Holder makes a timely QEF election with respect to the Company, the electing U.S. Holder would be required in each taxable year that we are considered a PFIC to include in gross income (i) as ordinary income, the U.S. Holder’s pro rata share of the ordinary earnings of the Company and (ii) as capital gain, the U.S. Holder’s pro rata share of the net capital gain (if any) of the Company, whether or not the ordinary earnings or net capital gain are distributed. An electing U.S. Holder’s basis in Common Shares will be increased to reflect the amount of any taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the Common Shares and will not be taxed again as distributions to the U.S. Holder.
If a U.S. Holder has made a valid election to treat the Company as a QEF, in lieu of being subject to the PFIC tax and interest charge rules discussed above, such U.S. Holder will generally recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of the Consideration in the Arrangement in an amount equal to the difference between the amount realized pursuant to such transactions and the U.S. Holder’s adjusted tax basis in its Common Shares. The U.S. Holder’s adjusted tax basis in the Common Shares includes any adjustments to such tax basis as a result of any income recognised as a result of the U.S. Holder’s QEF election with respect to the Company. Long-term capital gain of individuals and certain other non-corporate U.S. Holders will generally be eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
Alternatively, if the Company were to be classified as a PFIC, a U.S. Holder could also avoid certain of the rules described above by making a “mark-to-market election” (instead of a QEF election), provided the Common Shares are treated as regularly traded on a qualified exchange or other market within the meaning of the applicable U.S. Treasury Regulations.
U.S. Holders should consult their tax advisers regarding the potential availability and consequences of a mark-to-market election, as well as the advisability of making a QEF election.
During any taxable year in which the Company is treated as a PFIC with respect to a U.S. Holder, that U.S. Holder generally must file IRS Form 8621. U.S. Holders should consult their tax advisers concerning annual filing requirements.

Treatment of the Receipt of the CVRs
This section discusses the U.S. federal income tax considerations of the Arrangement if the exchange of Common Shares for cash and CVRs is treated as a closed transaction or, alternatively, as an open transaction. Shareholders are urged to consult their tax advisors with respect to the proper characterization of the receipt of, and payments made with respect to, the CVRs. Under either “closed” or “open” transaction treatment, gain or loss generally will be determined separately for each block of Common Shares exchanged pursuant to the Arrangement.
If the receipt of the CVRs is treated as, or determined to be, part of a closed transaction for U.S. federal income tax purposes, then a U.S. Holder of Common Shares generally would recognize capital gain or loss on an exchange of Common Shares pursuant to the Arrangement as described above under “Tax Considerations Relevant to U.S. Holders.”
A U.S. Holder’s initial tax basis in a CVR received in the Arrangement would equal the fair market value of such CVR as determined for U.S. federal income tax purposes. The holding period for a CVR would begin on the day following the date of the Effective Time.
The Company and Purchaser intend to treat a U.S. Holder’s receipt of a CVR as the receipt of additional consideration paid in the Arrangement for U.S. federal income tax purposes as part of a closed transaction. Purchaser also intends to use commercially reasonable efforts to provide any information reasonably necessary to report the fair market value of a CVR issued in the Arrangement to holders on IRS Form 1099-B or other applicable form. The Company’s and Purchaser’s views as to the U.S. federal income tax treatment of the receipt of a CVR and the fair market value thereof are not dispositive with respect to the tax treatment or fair market value of the CVRs and are not binding on the IRS as to the holder’s tax treatment or the fair market value of the CVRs. U.S. Holders are urged to consult their tax advisors.
There is no authority directly addressing the U.S. federal income tax treatment of receiving payments on the CVRs and, therefore, the amount, timing and character of any gain, income or loss with respect to the CVRs is uncertain. For example, payments with respect to the CVRs could be treated as payments with respect to a sale or exchange of a capital asset or as giving rise to ordinary income. In addition, it is unclear how a U.S. Holder of the CVRs would recover its adjusted tax basis with respect to payments thereon. It is also possible that, were a payment to be treated as being with respect to the sale of a capital asset, a portion of such payment would constitute imputed interest under Section 483 of the Code (as described below).
The Company and Purchaser intend to treat any payment received in respect of the CVRs for all U.S. federal tax purposes (except to the extent any portion of such payment is required to be treated as imputed interest, as described below) as an amount realized on the disposition of the CVR. Assuming that this method of reporting is correct, a U.S. Holder should recognize gain or loss equal to the difference between the amount of such payment (less any portion of such payment required to be treated as imputed interest, as described below) and the U.S. Holder’s adjusted tax basis in the CVR. The gain or loss will generally be long-term capital gain or loss if the U.S. Holder has held the CVR for more than one year at the time of such payment. Additionally, a U.S. Holder may recognize loss, which loss likely would be a capital loss, to the extent of any remaining basis after the expiration of any right to cash payments under such U.S. Holder’s CVR. The deductibility of capital losses is subject to limitations.
If, contrary to the Company’s and Purchaser’s intended reporting position, the transaction is treated as an “open transaction” for U.S. federal income tax purposes, the fair market value of the CVRs would not be treated as additional consideration for the Common Shares at the time the CVRs are received in the Arrangement, and the U.S. Holder would have no tax basis in the CVRs. Instead, subject to the discussion above under “Passive Foreign Investment Company Considerations,” the U.S. Holder would take payments under the CVRs into account when made or deemed made in accordance with the U.S. Holder’s regular method of accounting for U.S. federal income tax purposes. A portion of such payments would be treated as interest income under Section 483 of the Code (as discussed below) and the balance, in general, as additional consideration for the disposition of the Common Shares. Payments of cash pursuant to the Arrangement, plus the portion of payments on the CVRs not treated as imputed interest under Section 483 of the Code, will generally first be applied to reduce a U.S. Holder’s adjusted tax basis in the Common Shares sold or exchanged in the Arrangement. A U.S. Holder will then recognize capital gain to the extent of any cash received pursuant to the Arrangement and the portion of payments in respect of the CVRs not treated as imputed interest received that is in excess of the U.S. Holder’s adjusted tax basis in the Common Shares sold or exchanged in the Arrangement. A U.S. Holder will recognize capital loss to the extent of any remaining basis after the basis reduction described above, although it is possible that such holder may not be able to recognize such loss until the resolution of all contingencies under the CVRs or possibly until such holder’s abandonment of the holder’s CVRs. Any such capital gain or loss will generally be long-term capital gain or loss if the Common Shares were held for more than one year prior to such disposition. The deductibility of capital losses is subject to certain limitations.
Regardless of whether the receipt of the CVR Payment Amount is treated as part of a closed transaction or as part of an open transaction for U.S. federal income tax purposes, the CVR Payment Amount may be treated as a payment for the sale or exchange of Common Shares to which Section 483 of the Code applies if at least one payment is due more than one year after the consummation of the Arrangement. Purchaser intends to report imputed interest on the CVRs pursuant to Section 483 of the Code, except as required by applicable law. Accordingly, assuming Section 483 of the Code applies, a portion of any CVR Payment Amount that is due more than six months after the consummation of the Arrangement will be reported as interest and subject to U.S. federal income tax as ordinary income. The portion of any payment made with respect to a CVR treated as imputed interest under Section 483 of the Code will be determined at the time such payment is made and generally should equal the excess of (1) the amount of the payment in respect of the CVRs over (2) the present value of such amount as of the Effective Time, calculated using the applicable federal rate as the discount rate. The applicable federal rate is published monthly by the IRS. The relevant applicable federal rate will be the lower of the lowest applicable federal rate in effect during the three-month period ending with the month that includes the date on which the Plan of Arrangement was signed or the lowest applicable federal rate in effect during the three-month period ending with the month that includes the date of the consummation of the Arrangement. A U.S. Holder must include in its taxable income interest imputed pursuant to Section 483 of the Code using such holder’s regular method of accounting for U.S. federal income tax purposes.
Required Disclosure with Respect to Foreign Financial Assets
Certain U.S. Holders are required to report information relating to an interest in the Common Shares, subject to certain exceptions (including an exception for common shares held in accounts maintained by certain financial institutions), by attaching a completed IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return for each year in which they hold an interest in Common Shares. U.S. Holders should consult their tax advisers regarding information reporting requirements relating to their ownership of the Common Shares.
Tax Considerations Relevant to non-U.S. Holders — the Arrangement
For U.S. federal income tax purposes, we and Purchaser intend to treat the receipt of the Consideration by U.S. Holders in exchange for their Common Shares pursuant to the Arrangement as consideration received in connection with the sale or exchange of such Common Shares. In general, any gain realized by a Non-U.S. Holder on the exchange of shares of our Common Shares for the Consideration generally will not be subject to U.S. federal income tax unless:
•
the gain is effectively connected with the conduct of a trade or business of such non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by such non-U.S. Holder in the United States), in which case such gain generally will be subject to U.S. federal income tax on a net basis at the rates generally applicable to U.S. persons, and, if the non-U.S. Holder is a corporation, such gain may also be subject to the branch profits tax at a rate of 30% (or a lower rate under an applicable income tax treaty); or

•
such non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the Arrangement is consummated, and certain other specified conditions are met, in which case such gain will be subject to U.S. federal income tax at a rate of 30% (or a lower rate under an applicable income tax treaty), net of applicable U.S.-source capital losses recognized by such non-U.S. Holder.

Generally, if payments are made to a non-U.S. Holder with respect to a CVR, such non-U.S. Holder may be subject to withholding at a rate of 30% (or a lower rate under an applicable income tax treaty) of the portion of any such payments treated as imputed interest (as discussed above), unless such non-U.S. Holder establishes its entitlement to exemption from or a reduced rate of withholding under an applicable tax treaty by providing the appropriate documentation (generally, IRS Form W-8BEN or W-8BEN-E or other applicable IRS Form W-8) to the applicable withholding agents. In addition, a payment to a non-U.S. Holder with respect to a CVR may be subject to U.S. backup withholding and FATCA withholding, each as discussed below.
Non-U.S. Holders are urged to consult their tax advisors to determine the U.S. federal, state, local and other tax considerations that may be relevant to them in light of their particular circumstances and as to any applicable tax treaties that might provide for different rules.
Information Reporting and Backup Withholding
Payments made to holders in exchange for Common Shares pursuant to the Arrangement may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (generally, an employer identification number or social security number) provided is correct and such U.S. Holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Arrangement if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund from the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act or FATCA
Withholding at a rate of 30% generally will be required in certain circumstances on interest (including payments treated as interest income under Section 483 of the Code) in respect of CVRs held by or through certain non-U.S. financial institutions (including investment funds), unless such institution (i) enters into, and complies with, an agreement with the IRS to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution that are owned by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments or (ii) if required under an intergovernmental agreement between the U.S. and an applicable foreign country, reports such information to its local tax authority, which will exchange such information with the U.S. authorities. An intergovernmental agreement between the U.S. and an applicable foreign country may modify these requirements. Accordingly, the entity through which the CVR is held will affect the determination of whether such withholding is required. Similarly, in certain circumstances, interest (including payments treated as interest income under Section 483 of the Code) in respect of the CVRs held by a holder that is a non-financial non-U.S. entity that does not qualify under certain exemptions generally will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to the payor that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the payor will then in turn be required to provide to the U.S. Department of the Treasury. Holders should consult their tax advisors regarding the possible implications of these rules on their receipt of, and payments with respect to, CVRs.
This summary of certain U.S. federal income tax considerations is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax considerations applicable to them in connection with the Arrangement, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.

CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE DISTRIBUTION
The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Tax Act generally applicable to Shareholders of the Distribution. This summary is applicable only to a Shareholder who, at all relevant times, for purposes of the Tax Act: (a) deals at arm’s length with the Company; (b) is not affiliated with the Company; and (c) holds Common Shares as capital property (a “Holder”).
Generally, Common Shares will be capital property to a Holder unless the Common Shares are held or were acquired in the course of carrying on a business of buying or selling securities or as part of an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) may be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which would be to deem to be capital property any Common Shares (and all other “Canadian securities” (as defined in the Tax Act)) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Common Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election.
This summary does not describe the tax considerations of the Distribution to Optionholders or Warrantholders. Optionholders and Warrantholders should consult their own tax advisors. In addition, this summary is also not applicable to a Shareholder who acquired their Common Shares on the exercise of Options. Such Shareholders should consult their own tax advisors.
This summary is not applicable to a Holder (i) that is a “specified financial institution” (as defined in the Tax Act), (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “financial institution” (as defined in the Tax Act) for purposes of the “mark-to-market” rules in the Tax Act, (iv) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian dollars, (v) that is exempt from tax under Part I of the Tax Act, (vi) that has entered into a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of the Common Shares, (vii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, or (viii) that is otherwise of special status or in special circumstances. Such Holders should consult their own tax advisors.
This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. No assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policies or assessing practices whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may be different from those discussed herein.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Holders should confirm with their own tax advisors whether they are a Resident Holder.
(i)
Distribution to Resident Holders

Generally, where a “public corporation” (as defined in the Tax Act) reduces the “paid-up capital” (as defined in the Tax Act) in respect of a class of its shares, the amount distributed to its shareholders on such reduction is deemed to be a dividend. However, where the paid-up capital of the relevant class of shares of the corporation exceeds the amount of the distribution, the amount distributed may be treated as a tax-free return of capital to the shareholder (subject to the comments below concerning the reduction of the adjusted cost base of the shares) and not as a deemed dividend where the distribution is made on the winding-up, discontinuance or reorganization of the corporation’s business. Although not free from doubt, the Company is of the view that this exception should apply to the Distribution.
The amount of the Distribution is not expected to exceed the approximate amount of the current paid-up capital of the Common Shares. Accordingly, if the above exception applies at the time of the Distribution, the entire amount of the Distribution should be treated as a tax free return of capital and no portion thereof should be treated as a deemed dividend. To the extent that any portion of the Distribution is treated as a deemed dividend, the amount of the deemed dividend will be included in computing the income of the Resident Holder for purposes of the Tax Act, as generally described below under the heading “Holders Resident in Canada — (ii) Taxation of Dividends”.
The adjusted cost base of each Common Share to a Resident Holder will be reduced by an amount equal to the amount per Common Share received in connection with the Distribution as a return of capital. If the amount per Common Share received on any such Distribution exceeds the adjusted cost base of such share, a Resident Holder will realize a capital gain equal to such excess. The tax consequences to a Resident Holder of any such capital gain are generally as described below under the heading “Holders Resident in Canada — (iii) Taxation of Capital Gains and Losses”.
No third-party determination of the paid-up capital has been sought or obtained, and no advance tax ruling or legal opinion has been sought or obtained with respect to the tax treatment of the Distribution. As such, Resident Holders should consult their own tax advisors in this regard.
(ii)
Taxation of Dividends

Dividends (including deemed dividends) received on the Common Shares by a Resident Holder who is an individual (other than certain trusts) will be included in the individual’s income and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received by individuals from “taxable Canadian corporations”, as defined in the Tax Act. Dividends received by individuals (other than certain trusts) may give rise to alternative minimum tax under the Tax Act, depending on the individual’s circumstances.
Dividends (including deemed dividends) received on the Common Shares by a Resident Holder that is a corporation will be included in computing the corporation’s income and will generally be deductible in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations are urged to consult their own tax advisors having regard to their particular circumstances.
A Resident Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act), may be liable to pay a refundable tax under Part IV of the Tax Act on dividends received (or deemed to be received) on the Common Shares to the extent that such dividends are deductible in computing the Resident Holder’s taxable income. A “subject corporation” is generally a corporation (other than a private corporation) resident in Canada and controlled directly or indirectly by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts). Resident Holders to whom these rules may apply should consult their own tax advisors.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include dividends received or deemed to be received in respect of the Common Shares, but not dividends or deemed dividends that are deductible in computing the dividend recipient’s taxable income. Resident Holders to whom these rules may apply should consult their own tax advisors.
(iii)
Taxation of Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in accordance with and subject to the rules contained in the Tax Act.
The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Common Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own tax advisors.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include amounts in respect of taxable capital gains. Resident Holders to whom these rules may apply should consult their own tax advisors.
A capital gain realized by a Resident Holder who is an individual or trust (other than certain trusts) may result in such Resident Holder being liable for alternative minimum tax under the Tax Act.
Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, has not been and is not, and is not deemed to be, resident in Canada and does not use or hold and is not deemed to use or hold the Common Shares in a business carried on in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to Non-Resident Holders that are: (i) insurers carrying on an insurance business in Canada and elsewhere; or (ii) “authorized foreign banks” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.
(i)
Distribution to Non-Resident Holders

The consequences to Non-Resident Holders of the Distribution under the Tax Act will be as described above under the heading “Holders Resident in Canada — (i) Distribution to Resident Holders”. However, any deemed dividend would be taxable to a Non-Resident Holder, as generally described below under the heading “Holders Not Resident in Canada — (ii) Taxation of Dividends”. The tax consequences to a Non-Resident Holder of any capital gains are generally as described below under the heading “Holders Not Resident in Canada — (iii) Taxation of Capital Gains”.
(ii)
Taxation of Dividends

Any dividend that is, or is deemed to be, paid or credited by the Company to a Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be provided under the terms of an applicable income tax treaty or convention. Under the Canada-United States Income Tax Convention the rate of withholding tax on dividends paid or credited to a Non-Resident Holder that is fully entitled to the benefits of such treaty is generally reduced to 15% of the gross amount of the dividends (or 5% in the case of a Non-Resident Holder that is a corporation entitled to full benefits under the Canada-United States Income Tax Convention beneficially owning at least 10% of the Company’s voting shares).
(iii)
Taxation of Capital Gains

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of Common Shares (including as a result of the Distribution to the Non-Resident Holder exceeding the adjusted cost base of such Non-Resident Holder’s Common Shares) unless the Common Shares are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention.

Generally, a Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition provided that the Common Share is listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes the Nasdaq), unless at any time during the 60 month period immediately preceding the disposition or deemed disposition of the Common Share the following two conditions are met concurrently: (a) the Non-Resident Holder, persons with whom the Non-Resident Holder does not deal at arm’s length, partnerships whose members include, either directly or indirectly through one or more partnerships, the Non-Resident Holder and/or persons with whom the Non-Resident Holder does not deal at arm’s length, or any combination of the foregoing, owned 25% or more of the issued shares of any class or series of shares of the capital stock of the Company; and (b) the Common Share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in, any such property (whether or not such property exists). Notwithstanding the foregoing, a Common Share may be deemed to be taxable Canadian property in certain other circumstances. Non-Resident Holders should consult their own tax advisors in this regard.
In the event that Common Shares constitute taxable Canadian property to a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition or deemed disposition of the Common Shares (including as a result of the Distribution to the Non-Resident Holder exceeding the adjusted cost base of such Non-Resident Holder’s Common Shares) is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention, then the tax consequences described above under the heading “Holders Resident in Canada — (iii) Taxation of Capital Gains and Losses” will generally apply.
Non-Resident Holders whose Common Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.
CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS OF THE ARRANGEMENT
The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to a Shareholder who disposes of Common Shares pursuant to the Arrangement. This summary is applicable only to a Shareholder who, at all relevant times, for purposes of the Tax Act: (a) deals at arm’s length with the Company, the Purchaser, the Parent, and XRC; (b) is not affiliated with the Company, the Purchaser, the Parent, or XRC; and (c) holds Common Shares, and will hold the CVRs received pursuant to the Arrangement, if applicable, as capital property (a “Holder”).
Generally, Common Shares and CVRs will be capital property to a Holder unless such securities are held or were acquired in the course of carrying on a business of buying or selling securities or as part of an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) may be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which would be to deem to be capital property any Common Shares (and all other “Canadian securities” (as defined in the Tax Act)) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Common Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election. This election does not apply to CVRs.
This summary does not describe the tax considerations of the Arrangement to Optionholders or Warrantholders. Optionholders and Warrantholders should consult their own tax advisors. In addition, this summary is also not applicable to a Shareholder who acquired their Common Shares on the exercise of Options. Such Shareholders should consult their own tax advisors.
This summary is not applicable to a Holder (i) that is a “specified financial institution” (as defined in the Tax Act), (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “financial institution” (as defined in the Tax Act) for purposes of the “mark-to-market” rules in the Tax Act, (iv) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian dollars, (v) that is exempt from tax under Part I of the Tax Act, (vi) that has entered into a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of the Common Shares or the CVRs, (vii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in

Canada, or (viii) that is otherwise of special status or in special circumstances. Such Holders should consult their own tax advisors.
This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed. No assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policies or assessing practices whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may be different from those discussed herein.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.
The Canadian federal income tax consequences to a Holder of the receipt, holding and disposition of CVRs, including the consequences of a potential reduction in the amount payable under the CVRs, and the reporting of amounts in respect thereof for Canadian federal income tax purposes are not free from doubt. Holders are urged to consult their own tax advisors regarding such consequences and reporting. This summary is based upon the understanding of counsel that a CVR evidences a contractual right to acquire cash on the satisfaction of certain conditions. No advance tax ruling in respect of the Arrangement has been sought from the CRA and counsel is not aware of any relevant judicial authority relating to this characterization for tax purposes.
Currency Conversion
For purposes of the Tax Act, all amounts relating to the acquisition, holding or disposition of the Common Shares and CVRs (including adjusted cost base and proceeds of disposition) must be expressed in Canadian dollars. Any amount denominated in another currency must be converted into Canadian dollars using exchange rates as determined in accordance with the Tax Act.
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Holders should confirm with their own tax advisors whether they are a Resident Holder.
(i)
Disposition of Common Shares Pursuant to the Arrangement

Generally, a Resident Holder (other than a Resident Dissenting Shareholder) who disposes of Common Shares pursuant to the Arrangement will realize a capital gain (or capital loss) equal to the amount, if any, by which the aggregate proceeds (including the cash consideration and the aggregate of the fair market value of the CVRs received pursuant to the Arrangement at the time of the Arrangement) received for such Common Shares, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of such Common Shares immediately before the disposition. See “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.
(ii)
Receipt, Holding and Disposition of CVRs Received Pursuant to the Arrangement

The cost to a Resident Holder of a CVR received pursuant to the Arrangement will be equal to the fair market value of the CVR received at the time of the Arrangement.
A Resident Holder who disposes of a CVR, including pursuant to the termination of the CVR when all of the payment obligations under the CVR have been satisfied, should realize a capital gain (or capital loss) to the extent that the proceeds of disposition received by such Resident Holder, which should include, although not free from doubt, the payments received pursuant to the CVR, if any, exceed (or are less than) the Holder’s adjusted cost base of such CVR immediately before the disposition and any reasonable costs of disposition. Where no payment on the CVR is to be made, or, in the event of the termination of a CVR where it is cancelled pursuant to the CVR Agreement, a Resident Holder should be considered to have disposed of its CVR for no proceeds and will realize a capital loss equal to the adjusted cost base of such CVR. See “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” below for a general discussion of the treatment of capital gains and capital losses under the Tax Act.
The Canadian federal income tax considerations to a Resident Holder of the receipt, holding and disposition of a CVR, including the tax considerations of the receipt of payment pursuant to the CVR or a potential reduction in the amount payable under the CVR and the reporting of amounts in respect thereof for Canadian federal income tax purposes, are not entirely free from doubt. Resident Holders should consult their own tax advisors to determine the tax considerations and corresponding reporting in relation to the receipt, holding and disposition of a CVR and, in particular, whether the receipt of the CVRs and payments received under the CVRs should be reported in an alternative manner to that described above.
(iii)
Dissenting Shareholders

A Resident Holder who duly and validly exercises Dissent Rights (a “Resident Dissenting Shareholder”) who receives a cash payment from or on behalf of the Purchaser in respect of the fair value of the Resident Dissenting Shareholder’s Dissent Shares will be deemed to have disposed of the Dissent Shares to the Purchaser for proceeds of disposition equal to the amount received by the Resident Dissenting Shareholder (excluding the amount of any interest awarded by a court). As a result, such Resident Dissenting Shareholder will generally realize a capital gain (or a capital loss) to the extent that such proceeds of disposition (excluding any interest awarded by a court) exceed (or are less than) the adjusted cost base to the Resident Dissenting Shareholder of such Dissenting Shares immediately before the disposition and any reasonable costs of disposition. See the disclosure below under “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” for a description of the tax treatment of capital gains and losses.
Interest awarded by a court to a Resident Dissenting Shareholder will be included in the Resident Dissenting Shareholder’s income for purposes of the Tax Act. A Resident Dissenting Shareholder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include interest income. Resident Holders to whom these rules may apply should consult their own tax advisors.
(iv)
Taxation of Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in accordance with and subject to the rules contained in the Tax Act.
The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Common Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own tax advisors.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include amounts in respect of taxable capital gains. Resident Holders to whom these rules may apply should consult their own tax advisors.

A capital gain realized by a Resident Holder who is an individual or trust (other than certain trusts) may result in such Resident Holder being liable for alternative minimum tax under the Tax Act.
Eligibility for Investment
The CVRs will not be qualified for investments under the Tax Act for a trust governed by a registered retirement savings plan, a registered retirement income fund, a deferred profit sharing plan, a registered disability savings plan, a registered education savings plan, a tax-free savings account, or a first home savings account. Such trust holding the CVRs or, in certain cases, the annuitant, holder or subscriber thereof may be subject to penalty taxes as a result of the trust holding the CVRs. Other negative tax consequences may also result. Resident Holders are urged to consult their own tax advisors for advice as to any actions to be taken to avoid such adverse tax consequences.
Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, has not been and is not, and is not deemed to be, resident in Canada and does not use or hold and is not deemed to use or hold the Common Shares or CVRs in a business carried on in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to Non-Resident Holders that are: (i) insurers carrying on an insurance business in Canada and elsewhere; or (ii) “authorized foreign banks” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.
(i)
Disposition of Common Shares and Subsequent Dispositions of CVRs

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of Common Shares under the Arrangement unless the Common Shares are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention.
Similarly, a Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition or deemed disposition of CVRs unless the CVRs are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention. It is not anticipated that the CVRs will constitute taxable Canadian property of Non-Resident Holders.
Generally, a Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition provided that the Common Share is listed on a “designated stock exchange” for the purposes of the Tax Act (which currently includes the Nasdaq), unless at any time during the 60 month period immediately preceding the disposition or deemed disposition of the Common Share the following two conditions are met concurrently: (a) the Non-Resident Holder, persons with whom the Non-Resident Holder does not deal at arm’s length, partnerships whose members include, either directly or indirectly through one or more partnerships, the Non-Resident Holder and/or persons with whom the Non-Resident Holder does not deal at arm’s length, or any combination of the foregoing, owned 25% or more of the issued shares of any class or series of shares of the capital stock of the Company; and (b) the Common Share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in, any such property (whether or not such property exists). Notwithstanding the foregoing, a Common Share may be deemed to be taxable Canadian property in certain other circumstances. Non-Resident Holders should consult their own tax advisors in this regard.
In the event that Common Shares constitute taxable Canadian property to a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition or deemed disposition of the Common Shares under the Arrangement is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention, then the tax consequences described above under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” will generally apply.

Non-Resident Holders whose Common Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.
(ii)
Dissenting Shareholders

A Non-Resident Holder who duly and validly exercises Dissent Rights (a “Non-Resident Dissenting Shareholder”) who receives a cash payment from or on behalf of the Purchaser in respect of the fair value of the Non-Resident Dissenting Shareholder’s Dissent Shares will be deemed to have disposed of the Dissent Shares to the Purchaser for proceeds of disposition equal to the amount received by the Non-Resident Dissenting Shareholder (excluding the amount of any interest awarded by a court). The tax treatment of a Non-Resident Dissenting Shareholder in respect of such a disposition will be similar to that of a Non-Resident Holder who participates in the Arrangement, as described above.
An amount paid in respect of interest to a Non-Resident Dissenting Shareholder will generally not be subject to Canadian withholding tax.
Non-Resident Dissenting Shareholders whose shares are taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.

NOTICES TO SHAREHOLDERS IN CANADA
This Circular and Proxy Statement is subject to the requirements of Section 14(a) of the U.S. Exchange Act, as well as applicable Canadian corporate and Securities Laws. Accordingly, this Circular and Proxy Statement has been prepared in accordance with disclosure requirements in effect in the United States and in Canada.
Financial Statements and other financial information referred to in this Circular and Proxy Statement have been prepared in accordance with U.S. GAAP. Shareholders who are resident in Canada should be aware that U.S. GAAP is different from International Financial Reporting Standards generally applicable to companies incorporated in Canada.
NOTICES TO SHAREHOLDERS OUTSIDE OF CANADA
The Company is a corporation incorporated under the Laws of British Columbia, Canada. The solicitation of proxies and the transactions contemplated are being carried out in accordance with the Laws of the Province of British Columbia and the federal Laws of Canada applicable therein. The Company has prepared this Circular and Proxy Statement in accordance with the disclosure requirements of Canada and of the United States.
Shareholders who are not residents of Canada should be aware that the disposition of Common Shares pursuant to the Arrangement may have tax consequences both in Canada and in the jurisdiction in which they are resident (including the United States) which may not be described fully herein. The tax treatment of Shareholders pursuant to the Arrangement is dependent on their individual circumstances and the tax jurisdiction applicable to such Shareholders. It is recommended that Shareholders consult their tax advisors in this regard.
THE SPECIAL MEETING
Date, Time and Place
This Circular and Proxy Statement is being furnished to our Securityholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held at 2:00 p.m. (Pacific Time) on September 10, 2025. The Company will conduct the Special Meeting in a virtual-only format via live webcast. You will be able to attend the meeting online at https://meetnow.global/MHPMJ4R.
Proposals to be Considered at the Special Meeting
At the Special Meeting, our Securityholders will be asked to consider and, if thought advisable, to pass, with or without variation, (i) the Arrangement Resolution, the full text of which is set forth in Annex D to this Circular and Proxy Statement, approving the Arrangement under Section 288 of the BCBCA involving the Company and the Purchaser, pursuant to which, among other things, the Purchaser will acquire all of the issued and outstanding Common Shares of the Company that it does not already own for (a) cash consideration of approximately US$1.91 per Common Share, provided that such amount shall be reduced by the amount of the Distribution (such amount as finally determined in accordance with the Agreement) and (b) one CVR for each Common Share entitled to a pro rata portion of up to US$2,950,000 less costs and expenses associated with any litigation against the Company and its directors or officers currently active or arising within 18 months following closing of the Arrangement; (ii) the Compensation Resolution; and (iii) in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise Terminated, (a) the Liquidation Resolution and (b) the Liquidator Resolution.
Record Date and Voting Information
Only Securityholders who hold Common Shares, Options or Warrants at the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Special Meeting. Each Common Share, Option and Warrant outstanding on the Record Date will be entitled to one vote on the Arrangement Resolution. Each Common Share outstanding on the Record Date will be entitled to one vote on each of the Compensation Resolution, the Liquidation Resolution and the Liquidator Resolution. of the Record Date,

there were [44,338,550] issued and outstanding Common Shares, [8,749,712] issued and outstanding Options and [2,920,000] issued and outstanding Warrants.
Broker non-votes and proxies marked “ABSTAIN” will be counted only for the purpose of determining whether a quorum is present at the Special Meeting and not as votes cast. Such broker non-votes and proxies marked “ABSTAIN” will have no effect on the outcome of the various matters to be voted upon at the Special Meeting. Abstentions will have no effect on the outcome of the vote to approve the Arrangement Resolution, Compensation Resolution, Liquidation Resolution and Liquidator Resolution.
Quorum
Under the Articles of the Company, a quorum for the transaction of business at the Special Meeting is two Persons who are, or who represent by proxy, Shareholders who, in the aggregate, hold Common Shares to which are attached at least 33 1∕3% of the votes attached to all of the issued Common Shares of the Company entitled to voting rights at the Special Meeting. Broker non-votes and proxies marked “ABSTAIN” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Special Meeting. In the event that a quorum is not present at the Special Meeting, it is expected that the Special Meeting will be adjourned or postponed to solicit additional attendance.
Required Vote
Approval of the Arrangement Resolution requires the affirmative vote of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, (ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information. As of August 5, 2025, the record date, there were approximately [44,338,550] Common Shares outstanding.
Approval of the Compensation Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidation Resolution requires the affirmative vote of not less than 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. Approval of the Liquidator Resolution requires the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting.
Solicitation of Proxies
The Company is providing this Circular and Proxy Statement and a form of proxy in connection with management’s solicitation of proxies for use at the Special Meeting and at any postponement(s) or adjournment(s) thereof. The solicitation of proxies for the Special Meeting will be made primarily by mail, but proxies may also be solicited personally or by telephone, email, internet, facsimile transmission or other electronic or other means of communication by directors, officers, employees, agents or other Representatives. The cost of solicitation by management of the Company will be borne directly by the Company. The Company will reimburse Intermediaries for permitted fees and costs incurred by them in mailing soliciting materials to the Beneficial Shareholders. Invoices for such permitted fees and costs should be directed to the attention of the Chief Financial Officer of the Company at 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada.
Notice to United States Securityholders
The solicitation of proxies involves securities of an issuer located in Canada and is being effected and disclosed in accordance with the corporate Laws of Canada and Securities Laws of the provinces of Canada as well as in accordance with the U.S. Exchange Act.
The enforcement by Shareholders of civil liabilities under United States federal Securities Laws may be affected adversely because the Company is existing under the BCBCA. Shareholders may not be able to sue a foreign company or its officers or directors in a foreign court for violations of United States federal Securities Laws. It may be difficult to compel a foreign company and its officers and directors to subject themselves to a judgment by a United States court.
Advice to Registered Shareholders — Voting and Revocation of Proxies
A Registered Shareholder is a Shareholder that holds Common Shares in its own name. A Registered Shareholder may attend and vote at the Special Meeting. Alternatively, a Registered Shareholder may deposit a proxy that nominates a Person or entity to represent the Shareholder at the Special Meeting. If you are a Registered Shareholder and you intend to participate and vote at the Special Meeting online, you do not need to complete the proxy. See “Attending and Participating in the Meeting” below.
The proxy accompanying this Circular and Proxy Statement nominates officers and/or directors of the Company to represent that Shareholder at the Special Meeting. A Shareholder desiring to appoint a Person or entity, other than those management nominees named in the accompanying form of proxy, to represent such Shareholder at the Special Meeting may do so either by inserting such Person’s or entity’s name in the blank space provided for that purpose in the accompanying proxy or by completing another proper form of proxy. All proxies or alternative forms of proxy must be completed properly and signed, and they must be deposited at the office of the Company’s registrar and transfer agent, Computershare, indicated on the enclosed envelope for receipt not later than 2:00 p.m. (Pacific Time) on September 8, 2025 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting. Late proxies may be accepted or rejected by the chair of the Special Meeting at his discretion, and the chair is under no obligation to accept or reject any particular late proxy.
Advice to Registered Optionholders and Warrantholders — Voting and Revocation of Proxies
An Optionholder or Warrantholder is a holder that holds Options or Warrants, as applicable, in its own name. A registered Optionholder or registered Warrantholder may attend and vote at the Special Meeting. Alternatively, a registered Optionholder or registered Warrantholder may deposit a proxy that nominates a Person or entity to represent the Optionholder or Warrantholder at the Special Meeting. If you are a registered Optionholder or registered Warrantholder and you intend to participate and vote at the Special Meeting online, you do not need to complete the proxy. See “Attending and Participating in the Meeting” below.
The proxy accompanying this Circular and Proxy Statement nominates officers and/or directors of the Company to represent that Shareholder at the Special Meeting. An Optionholder or Warrantholder desiring to appoint a Person or entity, other than those management nominees named in the accompanying form of proxy, to represent such Optionholder or Warrantholder at the Special Meeting may do so either by inserting such Person’s or entity’s name in the blank space provided for that purpose in the accompanying proxy or by completing another proper form of proxy. All proxies or alternative forms of proxy must be completed properly and signed, and they must be deposited at the office of the Company’s registrar and transfer agent, Computershare, indicated on the enclosed envelope for receipt not later than 2:00 p.m. (Pacific Time) on September 8, 2025 or, in the event that the Special Meeting is adjourned or postponed, 48 hours (excluding Saturdays, Sundays and holidays) before the adjusted time of the Special Meeting, or by delivering it to the chair of the Board, prior to the commencement of the Special Meeting on the date of such Special Meeting. Late proxies may be accepted or rejected by the chair of the Special Meeting at his discretion, and the chair is under no obligation to accept or reject any particular late proxy.
Voting of Proxies
The Common Shares, Options and Warrants represented by properly completed and executed proxies that are received in the manner prescribed above will be voted in accordance with the instructions of the Securityholder, including on any ballot votes that may take place at the Special Meeting. If you have not specified how to vote on a particular matter, then your proxy holder can vote your Common Shares as he or she sees fit. Where no choice is specified, the Common Shares, Options and Warrants represented by properly completed and executed proxies in favour of the management proxy nominees named in the printed portion of the enclosed proxy will be voted “FOR” the Arrangement Resolution approving the Arrangement.

The accompanying proxy also confers discretionary authority upon the proxy nominees named therein to vote (or withhold from voting) in accordance with their best judgment on any amendments or variations to matters identified in the notice of meeting, or other matters as may properly come before the Special Meeting.   At the date of this Circular and Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Special Meeting.
A proxy given by a Securityholder for use at the Special Meeting may be revoked by an instrument in writing that is signed by the Securityholder or by the Securityholder’s attorney, if authorized in writing, or by transmitting, by electronic means, a revocation signed by electronic signature by the Securityholder or by the Securityholder’s attorney, if authorized in writing, to or at the registered office of the Company’s registrar and transfer agent at any time up to and including the last Business Day preceding the day of the Special Meeting, or in the case of any adjournment of the Special Meeting, the last Business Day preceding the day of the adjournment, or by delivering to the chair of the Special Meeting on the day of, and prior to the start of, the Special Meeting or any adjournment thereof. A Shareholder may also revoke a proxy in any other manner permitted by Law.
Advice to Beneficial Shareholders — Voting Information Forms
A Shareholder is a Beneficial Shareholder if it holds Common Shares that are not registered in its own name but are instead registered in the names of entities such as brokerage firms, banks or trust companies through which the Common Shares were purchased on behalf of such Shareholder or to which the Shareholder transferred Common Shares that were formerly registered in the Shareholder’s own name. More particularly, a Person is a Beneficial Shareholder in respect of Common Shares which are held on behalf of that Person but which are registered either: (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of the Common Shares; or (b) in the name of a clearing agency (such as the Canadian Depository for Securities Limited) of which the Intermediary is a participant. (Intermediaries include, among others, banks, trust companies, securities dealers or brokers or administrators of self-administered Registered Retirement Savings Plan, Registered Retirement Income Fund, Registered Education Savings Plan, Tax-Free Savings Account, First Home Savings Account, Registered Disability Savings Plan, Deferred Profit Sharing Plan and similar plans).
A Beneficial Shareholder is not entitled to vote directly at the Special Meeting unless it has followed the steps necessary for its Intermediary to name such Beneficial Shareholder as a proxy holder for the Common Shares beneficially held by that Beneficial Shareholder. The process by which Beneficial Shareholders receive the Meeting Materials and by which they may appoint themselves as proxy holders varies depending on whether the Beneficial Shareholder is a non-objecting Beneficial Shareholder (a “NOBO”) or an objecting Beneficial Shareholder (an “OBO”).
Beneficial Shareholders who have not objected to an Intermediary disclosing certain ownership information about them to the Company are referred to as NOBOs. Those Beneficial Shareholders who have objected to an Intermediary disclosing ownership information about them to the Company are referred to as OBOs.
The Company is taking advantage of those provisions of NI 54-101 (as defined below) that permit the Company to deliver proxy-related materials to the Company’s NOBOs who have not waived the right to receive them. As a result, NOBOs can expect to receive the Meeting Materials through their respective broker or other intermediary.
Also, in accordance with the requirements of NI 54-101, the Company has distributed copies of the Meeting Materials to the Intermediaries for onward distribution to OBOs. Intermediaries are required to forward the Meeting Materials to OBOs unless, in the case of certain proxy-related materials, the OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward the Meeting Materials to OBOs.
The Meeting Materials to each NOBO and OBO will also include a VIF which, when properly completed and signed by the NOBO or OBO and returned to the Company (in the case of a NOBO) or the appropriate Intermediary or its service company (in the case of an OBO), will constitute voting instructions that the

Company or Intermediary must follow. The purpose of this procedure is to permit NOBOs and OBOs to direct the voting of the Common Shares that they beneficially own.
Beneficial Shareholders receiving a VIF cannot use that form to vote their Common Shares directly at the Special Meeting. Beneficial Shareholders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered. Should a Beneficial Shareholder who receives a VIF wish to vote their Common Shares at the Special Meeting or have someone else attend and vote on its behalf, the Beneficial Shareholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Shareholder or its nominee the right to attend and vote at the Special Meeting.
Beneficial Shareholders who wish to revoke or amend their VIFs, or revoke their proxies, should refer to the instructions received from Computershare.
Attending and Participating in the Meeting
Registered Shareholders, Optionholders, Warrantholders and duly appointed proxy holders can participate in the online Special Meeting and vote and ask questions at the appropriate times during the Special Meeting. Securityholders will not be able to attend the Special Meeting in person.
To ensure the orderly processing of attendees, we recommend that you log in 30 minutes before the start of the Special Meeting, which is scheduled for 2:00 p.m. (Pacific Time) on September 10, 2025.
To attend the Special Meeting, visit https://meetnow.global/MHPMJ4R. To access the Special Meeting on this site, you must click “I have a control number/meeting access number” and then enter a username and password before the Special Meeting begins.
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Registered Shareholders: The 15-digit control number located on the Proxy Availability Notice, form of proxy or voting instruction form or in the email notification you received is the Username.

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If you are using a 15-digit control number to login to the Special Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Special Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Special Meeting as a guest.

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Other Shareholders: Computershare will provide the proxyholder with a Username by email after the voting deadline has passed and the proxyholder has been duly appointed AND registered as described under the heading “Appointment of a Third Party as a Proxy” below.

Non-registered Shareholders who have not duly appointed themselves as proxyholder may attend the Special Meeting by clicking “I am a guest” and completing the online form. Such Persons can listen to the Special Meeting but are not able to vote.
If you attend the Special Meeting online, it is important that you remain connected to the internet at all times during the Special Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Special Meeting.
If you have any questions or require further information with regard to voting your Common Shares, please contact the Depositary toll-free in North America at 1-800-564-6253 or by email at service@computershare.com.
Appointment of a Third Party as Proxy
The following applies to Shareholders who wish to appoint someone as their proxyholder other than the Persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered Shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Special Meeting.
Shareholders who wish to appoint a third party proxyholder to attend and participate at the Special Meeting as their proxy and vote their Common Shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that Person as proxyholder AND register that proxyholder online, as described below.

Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Special Meeting.
Step 1: Submit your form of proxy or voting instruction form:   To appoint someone other than the Persons designated in the form of proxy or voting instruction form as proxyholder, insert that Person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form.
If you are a non-registered Shareholder and wish to vote at the Special Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions above under the heading “Attending and Participating at the Special Meeting”.
If you are a non-registered Shareholder located in the United States and wish to vote at the Special Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above under “How do I attend and participate at the Special Meeting?”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered Shareholders located in the United States that wish to vote at the Special Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email or by courier to: uslegalproxy@computershare.com (if by email), or Computershare, Attention: Proxy Department, 320 Bay Street, 14th Floor, Toronto, ON M5H 4A6 (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of 2:00 p.m. (Pacific time) on September 8, 2025.
Step 2: Register your proxyholder:   To register a third-party proxyholder, Shareholders MUST visit www.computershare.com/EssaPharma by 2:00 p.m. (Pacific time) on September 10, 2025 and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Special Meeting but will be able to participate as a guest.
Notice-And-Access
The Company is not sending this Circular and Proxy Statement to Registered Shareholders or Beneficial Shareholders using “notice-and-access” under NI 54-101.
Other Business
We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this Circular and Proxy Statement. If other matters do properly come before the Special Meeting, or at any adjournment or postponement of the Special Meeting, the persons named on the enclosed Form of Proxy gives will vote on them in accordance with their best judgment, pursuant to the discretionary authority conferred by the Form of Proxy with respect to such matters.
Adjournments
Pursuant to the articles of the Company, if, within 30 minutes from the time of the Special Meeting, a quorum is not present, the Special Meeting shall be adjourned to the same day in the next week at the same time and place.

THE AGREEMENT
The Arrangement will be carried out pursuant to the Agreement and the Plan of Arrangement. The following is a summary of the principal terms of the Agreement and Plan of Arrangement. This summary is qualified in its entirety by reference to the Agreement, which has been filed by the Company on its SEDAR+ profile at www.sedarplus.ca and appended hereto as Annex A, and to the Plan of Arrangement, which is appended hereto as Annex E.
Subject to the terms and conditions of the Agreement, the Purchaser will acquire all of the issued and outstanding Common Shares in the capital of the Company that the Purchaser does not already own. Upon completion of the Arrangement, each Securityholder of the Company (other than the Purchaser and Dissenting Holders) will receive, in exchange for each Common Share, the Consideration. The terms of the Agreement are the result of negotiations conducted between the Company and the Purchaser and their respective advisors.
Representations and Warranties
The Agreement contains representations and warranties made by the Company to the Purchaser and representations and warranties made by the Purchaser to the Company. Those representations and warranties were made solely for the purposes of the Agreement and are subject to important qualifications and limitations agreed to by the Parties in connection with negotiating its terms. Moreover, some of the representations and warranties contained in the Agreement are subject to a contractual standard of materiality (including a Material Adverse Change) that is different from that generally applicable to the public disclosure to the Shareholders or those standards used for the purpose of allocating risk between parties to an agreement.
The representations and warranties provided by the Company in favour of the Purchaser relate to, among other things: Board approval; organization; capitalization; authority; no violations; Subsidiaries; corporate records; public filings; financial statements; off-balance sheet financing; independence of auditors; liabilities and indebtedness; brokerage fees; books and records; absence of certain changes or events; derivative transactions; employments and consultant matters; acceleration of benefits; tax matters; Material Contracts; change of control; restrictive documents; related party transactions; absence of insolvency proceedings; no material change; authorizations; internal controls; significant acquisitions; shareholder and similar agreements; transfer agent; Securities Laws matters; no default; litigation; compliance with Laws; anti-corruption and anti money-laundering; sanctions; consents and approvals; fairness opinion; financial advisors; intellectual property matters; data security and privacy requirements; real property; title and sufficiency of corporation assets; and bank accounts and powers of attorney.
The representations and warranties provided by the Purchaser and Parent in favour of the Company relate to, among other things: organization and validity; authority; no violation; residency; litigation; compliance with Laws; sanctions; and sufficient funds available.
The representations and warranties provided by XRC in favour of the Company relate to, among other things: organization; authority; no violation; and residency.
For purposes of the Agreement, a “Material Adverse Change” means , with respect to the Company or the Purchaser, as the case may be, any fact or state of facts, circumstance, change, effect, occurrence or event that: (i) either individually or in the aggregate prevents or materially delays, or individually or in the aggregate would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transaction by the Company or the Purchaser, as the case may be; or (ii) individually or in the aggregate is, or would reasonably be expected to be, material and adverse to the condition (financial or otherwise), business, operations, properties, licenses, affairs, assets, liabilities (contingent or otherwise), capitalization, results of operations or cash flows of either the Company or the Purchaser, as the case may be, and their respective Subsidiaries, taken as a whole, as the case may be, other than any such change, effect, occurrence or event directly or indirectly relating to or resulting from: (a) conditions generally affecting the industries in which such Party and its Subsidiaries operate in jurisdictions in which such Party and its Subsidiaries carry on business; (b) changes to applicable Laws, GAAP or changes in accounting or regulatory requirements generally applicable to the industries in which such Party and its Subsidiaries operate as a whole; (c) general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States or elsewhere; (d) global, national or regional political conditions, including the outbreak of war or acts of terrorism; (e) any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak or any material worsening of such conditions existing as of the date of the Agreement; (f) in the case of the Company, relating to a change in the market trading price or trading volume of the Company’s publicly listed securities (it being understood that, unless otherwise excluded by (a) through (f) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change); (g) the failure of such Party to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow (it being understood that, unless otherwise excluded by Sections (a) through (f) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change); (h) the announcement of the Agreement and the transactions contemplated hereby, including the Contemplated Transactions (provided that this clause (I) shall not apply to any representation or warranty (or any Party’s obligation to consummate the Agreement relating to such representation or warranty) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of the Agreement or the consummation of the Agreement and the other transactions contemplated hereby); or (i) in the case of the Company, any matter expressly consented to in writing by the Purchaser after the date hereof or expressly required by the Agreement (excluding Section 5.1 of the Agreement for such purpose), and in the case of the Purchaser, any matter expressly consented to in writing by the Company after the date hereof or permitted or required by the Agreement provided, however, that where the change or effect referred to in (a) through (e) primarily relates only to (or has the effect of primarily relating only to) the Company or the Purchaser, as the case may be, or disproportionately affects the Company or the Purchaser, as the case may be, and its respective Subsidiaries, taken as a whole, compared to other entities of similar size operating in the same jurisdictions in the industries in which such Party and its Subsidiaries operate, in which case, the relevant exclusion from this definition of Material Adverse Change referred to above shall not be applicable; provided, further, that references in certain sections of the Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a Material Adverse Change has occurred; and provided, further, that in the case of the Company, no fact or state of facts, circumstance, change, effect, occurrence or event related to or arising from the Company’s termination of its Company-sponsored and investigator-sponsored clinical studies as described in its Current Report filed with the SEC on November 1, 2024 shall be taken into account for purposes of determining whether a Material Adverse Change has occurred.
Non-Solicitation Obligations
(a)
On and after the date of the Agreement, except as otherwise provided in the Agreement, the Company agreed it shall not, and shall cause each of its Representatives not to, directly or indirectly:

(i)
make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal;

(ii)
enter into, continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser and its Affiliates and their respective Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, for greater certainty, the Company may (A) communicate with any Person making an unsolicited Acquisition Proposal (and such Person’s Representatives) for the purposes of clarifying the terms and conditions of such Acquisition Proposal and assessing the likelihood of its consummation so as to determine whether such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (B) advise any person of the restrictions of the Agreement, and (C) advise any person making an unsolicited Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal when the Board has so determined;

(iii)
make a Change of Recommendation; or

(iv)
accept, approve, endorse, recommend or enter into, or publicly propose to accept, approve, endorse, recommend or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking (other than a confidentiality and standstill agreement permitted under the Agreement) constituting an Acquisition Proposal or requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Arrangement or any of the other transactions contemplated by the Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with the Agreement or providing for the payment of any break, termination or other fees or expenses to any person in the event that any of the Contemplated Transactions are completed or in the event that it completes any other transaction with the Purchaser or any of its Affiliates that is agreed to prior to any termination of the Agreement.

(b)
The Company further agreed that it shall, and shall cause each of its Subsidiary and Representatives to, immediately cease and terminate any existing solicitation, assistance, discussion, encouragement, activities, negotiation or process with or involving any person (other than the Purchaser, its Affiliates and their respective Representatives) commenced prior to the date of the Agreement with respect to or which could reasonably be expected to constitute an Acquisition Proposal, whether or not initiated by the Company or any of its Representatives and, in connection therewith, the Company will discontinue access to any other third party to all information, including any data room (virtual or otherwise) and any confidential information, properties, facilities, books and records of the Company or its Subsidiary.

(c)
The Company represents and warrants that neither it nor its Representatives have waived or released any person from such Person’s obligations respecting the Company, or its Subsidiary, under any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and agreed that the Company shall, and shall cause its Subsidiary to (i) not release any person from, or waive or amend any provision of any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and (ii) take all necessary action to enforce each confidentiality, standstill, or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party (it being acknowledged by the Purchaser that the automatic release from any currently existing standstill restrictions of any such currently existing agreement in accordance with the terms of such agreement as a result of entering into and announcing the Agreement shall not be a violation of the Agreement).

(d)
The Company further agreed it shall ensure that its Representatives are aware of the provisions of the Agreement, and further agreed it shall be responsible for any breach of the Agreement by its Representatives and any such breach shall be deemed a breach by the Company.

(e)
From and after the date of the Agreement, the Company agreed it shall promptly (and in any event within 24 hours after it has received or otherwise become aware of any proposal, inquiry, offer, request or expression of interest) notify the Purchaser of any proposal, inquiry, offer, request or expression of interest relating to or that constitutes an Acquisition Proposal or which could reasonably be expected to constitute an Acquisition Proposal or any request for copies of, access to, or disclosure of, non-public information relating to the Company or any Subsidiary of the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books, records or a list of Securityholders of the Company. Such notice shall include a description of the terms and conditions of, and the identity of the Person making, any proposal, inquiry, offer, request or expression of interest, and shall include copies of any such proposal, inquiry, offer, request or expression of interest. The Company further agreed it shall promptly keep the Purchaser fully informed of any change in the status of developments and negotiations (to the extent such negotiations are permitted pursuant to the Agreement) with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, and shall, promptly upon receipt or delivery thereof, provide the Purchaser (or its outside legal counsel) with copies of all documents and written communications relating to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest exchanged between the Company or any of its Representatives, on the one hand, and the Person making the Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest or any of its Representatives, on the other hand. The Company further agreed it shall respond promptly to all inquiries by the Purchaser with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. The Company agreed it shall not, and shall cause its Subsidiary not to, enter into any agreement with any person subsequent to the date hereof that prohibits, or which contains any provision that adversely affects the rights of the Company or its Subsidiary upon compliance with any of the provisions of the Agreement.
(f)
The Company further agreed it will promptly (i) advise the Purchaser of any action by a third party of which the Company is aware (whether actual, anticipated, contemplated or threatened) which could reasonably be expected to hinder, prevent, delay or otherwise adversely affect the completion of the Arrangement or any of the Contemplated Transactions; and (ii) notify the Purchaser of any notice or other communication from any Governmental Entity in connection with the Agreement or the Arrangement.

(g)
The Company further agreed that, notwithstanding any provision of the Agreement, following receipt by the Company of any proposal, inquiry, offer, request or expression of interest (including any changes, modifications or other amendments thereto) that is not an Acquisition Proposal but which the Company reasonably believes could lead to an Acquisition Proposal, the Company may respond to the proponent solely to advise it that, in accordance with the Agreement, the Company can only enter into discussions or negotiations with a Party in accordance with the Agreement, and for no other purpose.

Responding to an Acquisition Proposal and Right to Match
(a)
If after the date of the Agreement, the Company or any of its Representatives receives from a Person a written Acquisition Proposal that was not solicited after the date thereof, the Company and its Representatives may:

(i)
if and only if: (A) the Board determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal; (B) such Person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill or similar restriction; (C) the Company has been, and continues to be, in compliance with its obligations relating to non-solicitation; and (D) the Company promptly provides the Purchaser with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure:

(ii)
furnish information with respect to the Company and its Subsidiary to the Person making such Acquisition Proposal and its Representatives, provided that (A) the Company first enters into a confidentiality and standstill agreement with such Person, the provisions of which are (i) no less favourable to the Company than any confidentiality obligations applicable to Parent, Purchaser or XRC and (ii) and do not restrict the Company from complying in all respects with the terms of the Agreement, and (B) the Company sends a copy of such agreement to the Purchaser promptly following its execution and the Purchaser is promptly provided with all information provided to such Person (to the extent not previously provided); and

(iii)
engage in discussions and negotiations with respect to the Acquisition Proposal with the Person making such Acquisition Proposal and its Representatives.

(b)
If after the date of the Agreement the Company receives a Superior Proposal, the Company may terminate the Agreement and accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of such Superior Proposal prior to completion of the Arrangement and recommend or approve such Superior Proposal if and only if:

(i)
such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Company of non-solicitation provisions under the Agreement and the Company has been and continues to be in compliance with its obligations under such provisions;

(ii)
the Person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)
the Board has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal;

(iv)
the Company has (A) delivered written notice to the Purchaser of the determination of the Board that the Acquisition Proposal is a Superior Proposal and of the intention of the Board to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal (the “Superior Proposal Notice”) and (B) has provided the Purchaser with a copy of the acquisition or similar agreement relating to such Acquisition Proposal, including all supporting materials, including any financing documents supplied to the Company in connection therewith and a written notice from the Board regarding the value in financial terms that the Board has, in consultation with an independent financial advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(v)
at least five Business Days have elapsed since the later of the date on which the Purchaser received a copy of the Superior Proposal Notice and the date on which the Purchaser received all related specified material (such five Business Day period, the “Right to Match Period”) and, for greater certainty, the Right to Match Period shall expire at 11:59 p.m. (Vancouver time) on the last Business Day of the Right to Match Period;

(vi)
if the Purchaser and Parent have offered to amend the terms of the Arrangement and the Agreement during the Right to Match Period, the Board has determined, in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period; and

(vii)
the Company terminates the Agreement in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal and concurrently pays the related Termination Payment.

(c)
During the Right to Match Period or such longer period as the Company may approve in writing for such purpose, the Purchaser and Parent will have the opportunity, but not the obligation, to offer to amend the terms of the Arrangement and the Agreement. The Company agrees that, if requested by the Purchaser, it will negotiate with the Purchaser in good faith to amend the terms of the Arrangement and the Agreement as would enable them to proceed with the Arrangement and any Contemplated Transactions on such adjusted terms. The Board will review any such offer by the Purchaser and Parent to amend the terms of the Arrangement and the Agreement in order to determine, in good faith in the exercise of its fiduciary duties, whether the Purchaser and Parent’s offer to amend the Arrangement and the Agreement, upon its acceptance, would result in the applicable Acquisition Proposal ceasing to be a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period. If the Board determines that the applicable Acquisition Proposal would cease to be a Superior Proposal when assessed against the Arrangement and the Agreement as it is proposed to be amended as at the termination of the Right to Match Period, the Purchaser and Parent will amend the terms of the Arrangement and the Agreement and the Company and the Purchaser and Parent shall enter into an amendment to the Agreement reflecting the offer by the Purchaser and Parent to amend the terms of the Arrangement and the Agreement.

(d)
Each successive amendment, change or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders will constitute a new Acquisition Proposal for purposes of the Agreement and the Purchaser shall be afforded a new

Right to Match Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the material specified in the Agreement with respect to such new Superior Proposal from the Company.
(e)
The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of the Agreement or the Plan of Arrangement as contemplated under the Agreement would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.

(f)
If the Special Meeting is to be held during a Right to Match Period, the Company may, and shall at the request of the Purchaser, postpone or adjourn the Special Meeting to a date that is not more than 15 days after the scheduled date of the Special Meeting, but in any event to a date that would not prevent the Effective Date from occurring prior to the Outside Date.

(g)
Nothing contained in the non-solicitation terms of the Agreement shall limit in any way the obligation of the Company to convene and hold the Special Meeting while the Agreement remains in force.

(h)
Nothing in the Agreement shall prevent the Board or the Company from responding through a directors’ circular or otherwise as required by applicable Laws to an Acquisition Proposal where such response is not an acceptance, approval, endorsement or recommendation of such Acquisition Proposal and does not otherwise constitute a Change of Recommendation; provided, that the Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments to such circular or other disclosure as requested by the Purchaser and its outside legal counsel.

(i)
Nothing in the non-solicitation obligations under the Agreement or the determination by the Board of Directors of a Superior Proposal shall require the sharing with the Purchaser of any information considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles, which competitively sensitive information will be provided only to the external legal counsel or external expert of the Purchaser and shall not be shared by such legal counsel or expert with any other person unless it is first anonymized and aggregated such that it is no longer considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles.

Covenants
In the Agreement, each of the Company and the Purchaser has agreed to certain covenants, including using commercially reasonable acts to satisfy the conditions precedent to their respective obligations under the Agreement.
Covenants of the Company Regarding the Conduct of Business
During the Interim Period, except: (i) with the prior written consent of the Purchaser (such prior written consent not to be unreasonably withheld or delayed); or (ii) as is otherwise expressly permitted or specifically contemplated by the Agreement or the Plan of Arrangement, the Company agreed it shall, and shall cause its Subsidiary to: (iii) continue the Discontinuance; (iv) continue to pay outstanding accounts payable and other liabilities (including payroll) when due and payable; and (v) keep the Purchaser fully informed as to material decisions or actions made or required to be made with respect to, and material developments relating to, the Discontinuance and consult with the Purchaser, as the Purchaser may reasonably request, to allow the Purchaser to monitor and provide input with respect to the direction and control of, any such material decisions or actions or developments.

The Company further agreed that, during the Interim Period, unless (i) the Purchaser shall otherwise agree to in writing (such prior written consent not to be unreasonably withheld or delayed), (ii) expressly permitted or specifically contemplated by the Agreement and the Contemplated Transactions, (iii) expressly required by applicable Law, or (iv) as set forth in the Disclosure Letter, the Company shall, and shall cause its Subsidiary to:
(i)
not split, consolidate or reclassify any of its outstanding shares nor undertake any other capital reorganization, nor reduce capital in respect of its outstanding shares;

(ii)
not declare, set aside or pay any dividends on or make any other distributions on or in respect of its outstanding shares;

(iii)
not amend its articles of incorporation, by-laws or other comparable organizational documents or the terms of any of its outstanding securities, including any outstanding indebtedness;

(iv)
not issue, grant, deliver, sell, exchange, amend, modify, accelerate, pledge or otherwise subject to any Encumbrance (other than Permitted Encumbrances), or authorize any such action in respect of, any securities of the Company (other than the issuance of Common Shares upon the exercise of currently outstanding Options or other Convertible Securities in accordance with their terms);

(v)
not redeem, offer to purchase, purchase or cause to be purchased any of its outstanding securities;

(vi)
not authorize, approve, agree to issue, issue or award any Options under the Option Plan or any other Convertible Securities;

(vii)
not adopt a shareholder rights plan that provides rights to the Shareholders to purchase any securities of the Company as a result of the Arrangement or the Contemplated Transactions, if any;

(viii)
not enter into, adopt, establish, amend, modify or terminate any Employee Plan (or any arrangement that would be an Employee Plan if in effect as of the date hereof), other than in connection with the Discontinuance;

(ix)
not increase or decrease any salary, incentives, benefits or other compensation, and not accelerate vesting of any benefits, of any officer, employee, director of the Company or its Subsidiary under any Employee Plan, in each case, other than as contemplated by the Agreement;

(x)
not acquire or dispose of any securities, except in connection with the Discontinuance;

(xi)
not reorganize, amalgamate, combine or merge the Company or the Subsidiary with any other person;

(xii)
not create any Subsidiary;

(xiii)
not acquire or commit to acquire any assets or group of related assets (through one or more related or unrelated acquisitions);

(xiv)
not incur, or commit to, capital expenditures; not sell, lease, option, encumber or otherwise dispose of, or commit to sell, lease, option, encumber or otherwise dispose of, or allow any third party to encumber for a period of five Business Days without contesting in good faith, any assets or group of related assets (through one or more related or unrelated transactions), excluding any sale in connection with the Discontinuance or any sale of any obsolete assets, or transfer any interest in any of the Company’s Subsidiaries to a third party unless required under existing banking facilities (provided, however, that to the extent any such sale results in any obligations of or adverse consequences to the Purchaser or its Subsidiaries that could extend beyond the Effective Date, or contemplates that any consideration paid in respect thereof is in anything other than immediately available cash, or otherwise interferes with or delays in any manner the ability of the Purchaser to perform its obligations under the Agreement or timely consummate the transaction contemplated hereby, the Company shall procure prior written consent of the Purchaser prior to entering into any sale transaction and any such post-Effective Date obligations shall be treated as a reduction to Closing Net Cash hereunder);
(xv)
not approve the grant of any power of attorney to allow any person to take any action on behalf of the Company or its Subsidiary or the amendment of any power of attorney allowing any person to take any action on behalf of the Company or its Subsidiary;

(xvi)
not enter into or complete any transaction other than in connection with the Discontinuance or in accordance with plans previously disclosed in the Company Public Documents filed and available on SEDAR+ and EDGAR on or before the date hereof;

(xvii)
(1) not incur or commit to incur any indebtedness for borrowed money, except for the borrowing of working capital in connection with the Discontinuance or issue any debt securities, (2) not incur or commit to incur, or guarantee, endorse or otherwise become responsible for, any other material liability, obligation or indemnity or the obligation of any person other than the wholly-owned Subsidiaries of the Company, or (3) not make any loans or advances to any person other than the wholly-owned Subsidiaries of the Company;

(xviii)
not make any material changes to existing accounting methods, principles, practices or policies or internal controls other than as required by applicable Law or by GAAP;

(xix)
not pay, discharge or satisfy any material claims, liabilities or obligations other than the payment, discharge or satisfaction, in connection with the Discontinuance in accordance with their terms, of liabilities reflected or reserved against in the Company’s financial statements as at and for the period ended March 31, 2025;

(xx)
not engage in any transaction with any related parties other than with the Company and its Subsidiary in connection with the Discontinuance;

(xxi)
not commence or settle or assign any rights relating to or any interest in any litigation, proceeding, claim, action, assessment or investigation that is material to the Company and involving the Company or its Subsidiary or material asset of either;

(xxii)
not waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in connection with the Discontinuance, (1) any existing contractual rights in respect of any joint ventures of the Company, (2) any Authorization, lease, concession, Contract or other document, or (3) any other material legal rights or claims;

(xxiii)
not propose or enter into any agreement, arrangement, commitment, or offer with respect to a material joint venture or other mutual co-operation or distribution agreement;

(xxiv)
not enter into any interest rate, currency or equity swaps, hedges, derivatives or other similar financial instruments other than (1) in connection with the Discontinuance, (2) if approved by the Board prior to the date hereof or (3) if required under existing banking facilities;

(xxv)
not increase any coverage under any directors’ and officers’ insurance policy other than as contemplated in the Agreement;

(xxvi)
not acquire or agree to acquire (by merger, amalgamation, arrangement, acquisition of stock or assets or otherwise) any person or division of any person or make any investment either by purchase of shares or securities, contributions of capital (other than to the wholly-owned Subsidiaries of the Company), property transfer or purchase of any property or assets of any other person, except for capital expenditures permitted by (xi);

(xxvii)
not sell, sell and lease back, pledge, license, lease, sublease, alienate, dispose, swap, transfer or voluntarily lose the right to use, in whole or in part, or otherwise dispose of, or subject to any Encumbrance (other than Permitted Encumbrance), any assets Company or its Subsidiary or any interest in any assets of the Company or its Subsidiary, or waive, cancel, release or assign to any person (other than the Company and the Subsidiary) any material right or claim (including indebtedness owed to the Company and the Subsidiary), except for (1) any assets Company or its Subsidiary sold, leased, disposed of or otherwise transferred in connection with the Discontinuance and that are not, individually or in the aggregate, material to the Company and the Subsidiary, (2) obsolete, damaged or destroyed assets, (3) returns of leased assets at the end of the lease term, (4) transfers of assets between the Company and the Subsidiary, and (5) as required pursuant to the terms of any Material Contract in effect on the date of the Agreement;
(xxviii)
not adopt a plan of complete or partial liquidation, arrangement, dissolution, amalgamation, merger, consolidation, restructuring, recapitalization, winding-up or other reorganization of the Company or the Subsidiary (other than the Agreement and the Contemplated Transactions), or file a petition in bankruptcy under any applicable Law on behalf of the Company or the Subsidiary, or consent to the filing of any bankruptcy petition against the Company or the Subsidiary under any applicable Law;

(xxix)
duly and timely file all material forms, reports, press releases, schedules, statements and other documents required to be filed pursuant to any applicable corporate Laws or applicable Securities Laws, provided however that the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably;

(xxx)
not (1) make, change or revoke any material Tax election (other than in connection with the Discontinuance), (2) change any annual Tax accounting period, (3) adopt (other than in connection with the Discontinuance) or make any material change to any material method of Tax accounting, (4) amend any material Tax Return, (5) surrender any claim for a material refund of Taxes, (6) settle or compromise any material claim, assessment or other dispute in respect of Taxes, (7) enter into or make any voluntary disclosure with respect to any material amount of Taxes, (8) enter into any Tax sharing, allocation, indemnification, receivable reimbursement, or similar agreement (whether or not written), (9) fail to pay any material Tax as such Tax became due and payable (including any estimated Tax), (10) prepare and file any Tax Return in a manner materially inconsistent with past practice, or (11) incur any material liability for Taxes outside the Discontinuance;

(xxxi)
except as contemplated under certain non-solicitation provisions of the Agreement, not enter into any transaction or perform any act or fail to perform any act that would reasonably be expected to interfere with, delay, or be materially inconsistent with the successful completion of the acquisition of Common Shares by the Purchaser pursuant to the Arrangement;

(xxxii)
without limiting the generality of the foregoing, vote or cause to be voted all shares and other securities held by the Company or a Subsidiary of the Company, and use commercially reasonable efforts to cause all nominees of the Company on the Board or any management committee or other committee of a Subsidiary of the Company to vote, in a manner consistent with all of the foregoing sections, including voting against, or causing such Persons to vote against, any resolution to approve any act, agreement or transaction prohibited by any of the foregoing sections;

(xxxiii)
(1) not offer, promise, pay, authorize or take up any act in furtherance of any offer, promise, payment or authorization of payment of anything of value, directly or indirectly, to any Government Official or Person of Concern for the purpose of securing discretionary action or inaction or a decision of a Government Official(s), influence over discretionary action or inaction of a Government Official(s), or any improper advantage; or (2) take any action which is otherwise inconsistent with or prohibited by the substantive prohibitions or requirements of Anti-Corruption Laws, AML Laws or similar applicable Laws of any other jurisdiction prohibiting corruption, bribery and money laundering, in connection with any of their business;

(xxxiv)
not fail to pay or cause to be paid all accounts when due or invoices promptly upon receipt, consistent with past practice;

(xxxv)
not enter into any new line of business;

(xxxvi)
not reduce the stated capital of the securities of the Company or the Subsidiary;

(xxxvii)
not disclose any material trade secrets or material confidential information pertaining to the Company or the Subsidiary to any person, other than to Persons who are under a contractual, legal, or ethical obligation to maintain the confidentiality of such information;

(xxxviii)
not take any action that would, or would reasonably be expected to, materially delay or impede the consummation of the Arrangement, or the satisfaction of any of the conditions set forth in the Agreement;

(xxxix)
enter into or amend any Contract with any broker, finder or investment banker, provided that the foregoing shall not prohibit the Company from entering into an agreement on commercially reasonable terms with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(xl)
not announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the things prohibited by any of the foregoing subsections.

The Company agreed that it shall use its commercially reasonable efforts to cause the current material insurance (or re-insurance) policies maintained by the Company or the Subsidiary not to be cancelled or terminated or any of the coverage thereunder to lapse, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, subject to terms of the Agreement, neither the Company nor the Subsidiary shall obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months.
Nothing contained in the Agreement shall give the Purchaser, directly or indirectly, the right to direct or control the Discontinuance prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of the Agreement, control and supervision over the Discontinuance. Nothing in the Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of applicable Law.
Covenants of the Company Relating to Information Rights
During the Interim Period, upon reasonable notice, the Company agreed it shall, and shall cause its Representatives to, provide the Purchaser and its Representatives with reasonable access (without material disruption to the conduct of the Company’s business and subject to any applicable competition Laws) during normal business hours to all books, records, information, corporate charts, tax documents, filings, memoranda, working papers and files and all other materials in its possession and control, including Material Contracts, and access to the personnel of and legal counsel to the Company and its Subsidiary on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiary and agrees to assist the Purchaser with any filings or information requests from any Governmental Entity upon request by the Purchaser. The Company further agreed it shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required in connection with any filing or information request to or from any Governmental Entity, including any such information required in accordance with U.S. GAAP and applicable Laws (including the US Exchange Act) Nothing in the foregoing shall require the Company to (a) disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party, (b) provide the Purchaser with access to any property where the Company is contractually or legally prohibited from doing so or (c) disclose information to the Purchaser to the extent such disclosure would jeopardize any attorney-client or other legal privilege. Any such investigation by the Purchaser and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company contained in the Agreement or any document or certificate given pursuant thereto.

Covenants of the Company Relating to Shareholder Claims
The Company agreed it shall notify the Purchaser of any demand, claim, proceeding or action brought by (or threatened to be brought by) any present, former or purported holder of any securities of the Company in connection with any of the Contemplated Transactions prior to the Effective Time. The Company shall consult with the Purchaser prior to settling any such claim prior to the Effective Time and shall not settle or compromise, or agree to settle or compromise, any such claim prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.
Covenants of the Company Relating to the Information Agent
The Company agreed it shall cooperate with any solicitation or information agent retained by the Purchaser, including using commercially reasonable efforts to provide any information requested by the solicitation or information agent, acting reasonably and shall take, or refrain from taking, such action as may be reasonably requested by the Purchaser, in furtherance of such cooperation. The Purchaser shall bear all costs and expenses associated with the retention of any such solicitation or information agent.
Covenants of the Company Relating to the Depositary
The Company agreed to permit the registrar and transfer agent for the Company to act as depositary, and to instruct that transfer agent to furnish to the Company (and such Persons as it may designate) at such times as it may request such information and provide to the Purchaser (and such Persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Contemplated Transactions.
Covenants of the Company Relating to Consents
The Company agreed it shall use its commercially reasonable efforts to obtain any consent from or to provide notice to any person, in each case in form and substance acceptable to the Purchaser, from which consent is required or that has a right to receive notice in respect of the Agreement or the Contemplated Transactions.
Covenants of the Company Relating to Pre-Funded Warrants
Subject at all times to the holder’s right to exercise the Warrants, the Company agreed it will use commercially reasonable efforts to give effect to an amendment to the Warrants to provide that (a) the holder of the Warrants will be entitled to a payment similar to the Distribution, if any, to the same extent that the holder would have participated therein if the holder held the number of Common Shares acquirable upon exercise of the Warrants prior to the Distribution, if any, and (b) for the treatment set forth in the Plan of Arrangement.
Covenants of the Company Relating to Cooperation
During the Interim Period and for a period of one (1) year following the Effective Date, the Company agreed it shall provide, in a reasonably timely and expeditious manner, in writing to the Purchaser, the Company Information. The Purchaser shall ensure that the Company Information complies in material respects with Law.
Covenants of the Company Relating to the Arrangement
The Company agreed it shall, and shall cause the Subsidiary to, perform all obligations reasonably required to be performed by the Company or the Subsidiary under the Agreement, reasonably cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause the Subsidiary to:

(i)
use commercially reasonable efforts to satisfy all conditions precedent in the Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it or the Subsidiary with respect to the Agreement or the Arrangement;

(ii)
mail a disclosure to the Shareholders describing the anticipated U.S. federal income tax consequences and related reporting with respect to the Distribution, if any, at least 10 Business Days prior to the record date for such Distribution;

(iii)
apply for and use commercially reasonable efforts to provide, obtain and maintain all Regulatory Approvals, third party notices or other notices and consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are reasonably required or reasonably requested by the Purchaser in connection with the Arrangement, the Agreement or the other transactions contemplated hereby in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser and, in doing so, keep the Purchaser reasonably informed as to the status of the proceedings related to obtaining such approvals, including providing the Purchaser with copies of all related applications, notices and notifications, in draft form, in order for the Purchaser to provide its reasonable comments thereon, which shall be given due and reasonable consideration;

(iv)
use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and the Subsidiary relating to the Arrangement;

(v)
use commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, the Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that neither the Company nor the Subsidiary shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchaser, not to be unreasonably withheld, conditioned or delayed);

(vi)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with the Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Agreement;

(vii)
use commercially reasonable efforts to assist the Purchaser in obtaining the resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary (in each case, in their capacity as directors only), and causing them to be replaced by Persons designated or nominated by the Purchaser effective as of the Effective Time; and

(viii)
take such action as may be required in order to ensure that the Options and the Warrants are treated in relation to the Arrangement as described in the Agreement.

The Company agreed it shall also promptly notify the Purchaser in writing of:
(i)
any Material Adverse Change;

(ii)
any material governmental or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) provided nothing in the foregoing shall require the Company to disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement, confidentiality provision of an agreement with a third party or regulatory restriction;

(iii)
any notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such Person (or another Person) is or may be required in connection with the Arrangement, the Agreement or any of the transactions contemplated thereby;

(iv)
unless prohibited by Law, any notice or other communication from any person in connection with the transactions contemplated by the Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser);

(v)
any breach or default, or any notice of alleged breach or default, by the Company or the Subsidiary of any Material Contract or material Authorization to which it is a party or by which it is bound;

(vi)
any written notice or other communication from any Governmental Entity in connection with the Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser); and

(vii)
any (A) Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Arrangement, the Agreement or any of the transactions contemplated hereby, and (B) material Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company, the Subsidiary or the assets of the Company.

Covenants of the Purchaser Relating to the Arrangement
The Purchaser agreed it shall perform all obligations required or desirable to be performed by the Purchaser under the Agreement, reasonably cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by the Agreement and, without limiting the generality of the foregoing, the Purchaser shall:
(i)
use commercially reasonable efforts to satisfy all conditions precedent in the Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it with respect to the Agreement or the Arrangement, provided, however, that under no circumstances will the Purchaser be required to agree or consent to any increase in the Consideration except as otherwise provided for in the Agreement;

(ii)
use commercially reasonable efforts to assist the Company to obtain and maintain all Regulatory Approvals, third party or other consents, waivers, permits, exemptions, Orders, approvals, agreements, amendments or confirmations referred to in the Agreement;

(iii)
use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(iv)
use commercially reasonable efforts to, upon reasonable consultation with the Company, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, the Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that the Purchaser shall not consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Company, not to be unreasonably withheld, conditioned or delayed); and

(v)
not take any action which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by the Agreement.

Covenants Relating to Notice Provisions
Each Party agreed it will give prompt written notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of the Agreement and the Effective

Time of any event or state of facts of which it is aware which occurrence or failure would, or would be reasonably likely to result in the failure to satisfy any of the conditions set forth in the Agreement.
Each Party further agreed it will give prompt notice to the other if at any time before the Effective Time it becomes aware that the Circular and Proxy Statement, an application for an Order, any registration, consent, circular or approval, or any other filing under applicable Laws contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Circular and Proxy Statement, such application, registration, consent, circular, approval or filing, and the Purchaser and the Company shall cooperate in the preparation of any amendment or supplement to the Circular and Proxy Statement, application, registration, consent, circular, approval or filing, as required.
Covenants Relating to Additional Agreements, Filings and Government Engagement
Each of the Parties agreed to use its commercially reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable any Contemplated Transactions undertaken by the Purchaser and/or its Affiliates and to cooperate with each other in connection with the foregoing, including using commercially reasonable efforts:
(i)
to obtain all Regulatory Approvals and all other consents, approvals, clearances and authorizations as are necessary to be obtained under applicable Laws;

(ii)
to defend all lawsuits or other legal proceedings challenging the Agreement or the consummation of the Contemplated Transactions;

(iii)
to cause to be lifted or rescinded any injunction or restraining Order or other Order adversely affecting the ability of the Parties to consummate the Contemplated Transactions;

(iv)
to effect all necessary registrations and other filings and submissions of information or responses to information requests as may be requested by Governmental Entities or required under any applicable Securities Laws, or any other Laws;

(v)
to execute and deliver such documents as the other Parties may reasonably require;

(vi)
to fulfil all conditions within its power and satisfy all provisions of the Agreement and the Arrangement;

(vii)
to manage stakeholder communications and engagement and address any questions any Government Official or Governmental Entity may have in connection with the consummation of the Contemplated Transactions; and

(viii)
to not take any action which would render, or which may reasonably be expected to render, untrue or inaccurate (without giving effect to, applying or taking into consideration any materiality or Material Adverse Change qualification already contained within such representation or warranty) in any material respect any of such Party’s respective representations and warranties set forth in the Agreement.

Covenants Relating to Notice and Cure Provisions
During the period commencing on the date of the Agreement and continuing until the earlier of the Effective Time and the termination of the Agreement in accordance with its terms, each Party agreed it shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:
(i)
cause any of the representations or warranties of such Party contained in the Agreement to be untrue or inaccurate in any material respect at any time from the date of the Agreement to the Effective Time; or

(ii)
result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party.

Covenants Relating to Nasdaq Delisting
Subject to applicable Law, each of the Company and the Purchaser agreed to use its commercially reasonable efforts and cooperate with the other Party in taking, or causing to be taken, all actions necessary to cause the Common Shares to be delisted from the Nasdaq and deregistered under the U.S. Exchange Act, in each case, as promptly as practicable following the Effective Time.
Covenants Relating to Transaction Litigation
The Company agreed that it shall, as promptly as reasonably practicable, notify the Purchaser in writing of any Transaction Litigation and shall keep the Purchaser informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give the Purchaser the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with outside legal counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation.
Covenants Relating to the Voluntary Dissolution
The Parties acknowledged that the business of the Company has been discontinued and as soon as reasonably practicable following the Effective Time and upon the satisfaction of all liabilities of the Company or the Purchaser having made adequate provision for the payment of each of the Company’s liabilities, the Purchaser shall undertake a voluntary dissolution of the Company pursuant to Section 314 of the BCBCA.
Conditions Precedent to the Arrangement
The obligations of the Parties to complete the Arrangement under the Agreement are subject to the satisfaction or waiver of certain conditions described below.
Mutual Conditions
Neither Party is required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
(i)
the Arrangement Resolution shall have been approved and adopted by the Shareholders at the Special Meeting in accordance with the Interim Order;

(ii)
the Interim Order and the Final Order shall have each been obtained on terms consistent with the Agreement, and shall have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;

(iii)
each of the Regulatory Approvals shall have been made, given or obtained on terms acceptable to the Purchaser and is in force and has not been rescinded or modified; or

(iv)
no Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.

Additional Conditions in Favour of the Purchaser
The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
(i)
(1) (A) The representations and warranties of the Company set forth in Paragraphs 2 [Organization], 4 [Authority], 5(a)(i)(A) [No Violation], 3 [Capitalization], 6 [Subsidiaries], and 13 [Brokerage Fees] of Schedule E of the Agreement shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of the Agreement and true and correct in all respects (except for de minimis inaccuracies and inaccuracies which are the result of transactions, changes, conditions, events or circumstances specifically permitted) as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company set forth in Paragraph 5 (other than 5(a)(i)(A)) [No Violation] of Schedule E of the Agreement shall be true and correct in all material respects (disregarding any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty) as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (C) all other representations and warranties of the Company set forth in the Agreement shall be true and correct as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this clause (C) where the failure to be so true and correct in all respects, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Change (disregarding any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty), and (2) the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date;
(ii)
the Company has fulfilled or complied in all material respects with each of the covenants of the Company contained in the Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by a senior officer of the Company (in each case without personal liability) addressed to the Purchaser and dated the Effective Date;

(iii)
no Proceeding shall be pending or threatened by any Governmental Entity in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages, or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares, or (ii) prohibit or enjoin the Company or the Purchaser from consummating the Arrangement;

(iv)
there shall have not occurred a Material Adverse Change and the Company has delivered a certificate confirming same to the Purchaser, executed by two senior officers of the Company (in each case, without personal liability) addressed to the Purchaser and dated the Effective Date;

(v)
the Company has received effective resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary, effective as of the Effective Date;

(vi)
Dissent Rights have not been exercised with respect to more than 10% of the issued and outstanding Common Shares; and

(vii)
the Closing Net Cash shall equal or exceed the Target Closing Net Cash.

Additional Conditions in Favour of the Company
The Company is not obligated to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(i)
the representations and warranties of the Purchaser and Parent set forth in Schedule C of the Agreement shall be true and correct in all material respects (disregarding any materiality or “material” qualification contained in any such representation or warranty) as of the date of the Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and the Purchaser has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date;

(ii)
the Purchaser has fulfilled or complied in all material respects with the covenants of the Purchaser contained in the Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Company, executed an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date; and

(iii)
the Purchaser shall have complied with its obligations under the Agreement to deposit the Consideration with the Depositary.

Termination of the Agreement
The Agreement may be terminated at any time prior to the Effective Time, or such other time as may be expressly stipulated in any of the sections below:
(i)
by mutual written agreement of the Company and the Purchaser;

(ii)
by the Company, if:

a.
in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal;

b.
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under the Agreement occurs that would cause certain conditions precedent to the obligations of the Company relating to representations and warranties of the Purchaser not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Company is not then in breach of the Agreement so as to directly or indirectly cause certain conditions relating to representations and warranties of the Purchaser not to be satisfied;

(iii)
by the Purchaser, if:

a.
a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Agreement occurs that would cause certain conditions relating to representations and warranties of the Company or performance of covenants by the Company not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Purchaser is not then in breach of the Agreement so as to directly or indirectly cause conditions related to representations and warranties of the Purchaser and performance of covenants by the Purchaser not to be satisfied;

b.
if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal;

c.
there has occurred a Material Adverse Change after the date of the Agreement;

d.
the Company breaches any covenant or obligation relating to non-solicitation obligations under the Agreement in any material respect;

e.
one or more closing conditions of the Purchaser under the Agreement shall not be met as of the Outside Date;

(iv)
by either the Company or the Purchaser if:

a.
the Arrangement Resolution is not approved by the Shareholders at the Special Meeting in accordance with the Interim Order, provided that a Party may not terminate the Agreement if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement;

b.
after the date of the Agreement, any Law is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided that a Party may not terminate the Agreement if the enactment, making, enforcement or amendment of such Law has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement, and provided that the Party seeking to terminate the Agreement has used its commercially reasonable efforts, to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or

c.
the Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate the Agreement if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under the Agreement.

Termination Payment and Expenses
All out-of-pocket expenses incurred in connection with the Agreement, the Arrangement and the other transactions contemplated by the Agreement will be paid by the Party incurring such fees or expenses, whether or not the Arrangement is consummated, with certain exceptions expressly set forth in the Agreement.
Purchaser shall be entitled to a cash termination payment (the “Termination Payment”) in an amount equal to $2,500,000, upon the occurrence of any of the following events (each a “Termination Payment Event”), which shall be paid by the Company within the time specified in respect of each such Termination Payment Event:
(i)
the Agreement is terminated by the Purchaser if (i) the Company breaches any covenant or obligation relating to non-solicitation under the Agreement in any material respect or (ii) if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner); or (4) the Board or any committee of the

Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Vancouver time) on the first Business Day after the Agreement is so terminated;
(ii)
the Agreement is terminated by the Company at any time when the Agreement was terminable by the Purchaser if (i) the Company breaches any covenant or obligation relating to non-solicitation under the Agreement in any material respect or (ii) if the Board or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Special Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Special Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to the Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Special Meeting, if sooner); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Vancouver time) on the first Business Day after the Agreement is so terminated;

(iii)
the Agreement is terminated by the Company in order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal, in which case the Termination Payment shall be paid to the Purchaser prior to or concurrently with such termination;

(iv)
the Agreement is terminated by the Purchaser if (A) a breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under the Agreement occurs that would cause certain conditions not to be satisfied, and such breach or failure is incapable of being cured or is not cured; provided that the Purchaser is not then in breach of the Agreement so as to directly or indirectly cause certain conditions not to be satisfied or (B) the Effective Time does not occur on or prior to the Outside Date and:

a.
following the date thereof and prior to the date on which the Agreement is terminated, an Acquisition Proposal is publicly announced or made by any person other than the Purchaser or an Affiliate of the Purchaser, or any person, other than the Purchaser or an Affiliate of the Purchaser, has publicly announced an intention to make an Acquisition Proposal; and

b.
either (x) any Acquisition Proposal is completed within 12 months following the termination of the Agreement; or (y) an agreement in respect of any Acquisition Proposal is entered into directly or indirectly by the Company within 12 months following the termination of the Agreement and that Acquisition Proposal is completed at any time after the termination of the Agreement;

In which case the Termination Payment shall be paid to the Purchaser concurrently with the completion of that Acquisition Proposal.
(v)
upon written notice to the Company, the Purchaser may assign its right to receive the Termination Payment to any Affiliate of the Purchaser. The Termination Payment shall be paid by the Company to the Purchaser or its assignee, as applicable, by wire transfer in immediately available funds to an account specified by the Purchaser.

Certain Assurances
XRC has agreed to use its reasonable best efforts to cause Parent or Purchaser, as applicable, and, during the period between July 13, 2025 and the Effective Date, to perform all of its agreements, covenants and obligations under the Agreement. XRC has also unconditionally and irrevocably guaranteed to the Company the full and complete performance by Parent and Purchaser, as applicable, of its respective obligations under the Agreement including the due and punctual payment in full of any obligations of the Parent or Purchaser as and when due and payable pursuant to the Agreement.
Pursuant to a letter agreement dated July 14, 2025 (the “Arranger Letter Agreement”), XRC agreed to extend Parent a short-term senior unsecured term loan facility in the aggregate amount sufficient for Parent to fulfil its obligations under the Agreement and Plan of Arrangement. The Arranger Letter Agreement provides a fee to XRC of $3,000,000 in exchange for services rendered in identifying, referring, or introducing prospective targets culminating in a successful transaction.
Amendments
The Agreement may not be amended except by an instrument signed by each of the Parties.
Timing
The Arrangement will become effective as of the Effective Time and on the Effective Date. If the Special Meeting is held as scheduled and is not adjourned or postponed and the Required Securityholder Approval is obtained, the Company will apply for the Final Order approving the Arrangement. Subject to receipt of the Final Order in form and substance satisfactory to the Company and the Purchaser, and satisfaction or waiver of all other conditions set forth in the Agreement, the Company expects the Effective Date to occur in the second half of 2025. It is not possible, however, to state with certainty when the Effective Date will occur. The Effective Date could be delayed for a number of reasons, including the failure to satisfy the conditions to the completion of the Arrangement in the anticipated time frames.
THE CVR AGREEMENT
At or prior to the Effective Time, XenoTherapeutics and Purchaser will authorize and duly adopt, execute and deliver, and will ensure that the Rights Agent executes and delivers, the Contingent Value Rights Agreement with a committee composed of two former directors of the Company and one representative of XRC (the “CVR Committee”). Each CVR will represent a contractual right for registered holders of each CVR (each a “CVR Holder”) to receive a pro rata portion of the following contingent cash payments:
(a)
if the amount equal to $3,550,000 minus any damages or losses incurred by the CVR Committee or the Company following the closing of the Arrangement related to the litigation against the Company alleging that the Company made material misstatements and/or omissions in the Company’s public statement with respect to its then-ongoing clinical trials of masofaniten filed on January 24, 2025 or any other proceeding against or involving the directors and officers of the Company existing as of July 13, 2025, or arising prior to 18 months following the closing of the Arrangement (the “Company Litigation”), or otherwise paid in satisfaction of the Company’s retention obligations under the D&O Tail Policy, including Shareholder (“Excess Litigation Cash”) is equal to or less than $1,500,000, an amount equal to 50% of Excess Litigation Cash, or (b) if Excess Litigation Cash is greater than $1,500,000, an amount equal to such Excess Litigation Cash less $750,000; and

(b)
$150,000 less additional liabilities and expenses of the Company that are not deducted from the Cash Amount at closing of the Transaction.

It is anticipated that the Rights Agent will send each Securityholders at its registered address a check payable for the CVR Consideration amount, (i) with respect to any cash adjustment payment, no later than 30 days following the final determination of such adjustment and (ii) with respect to the Company Litigation, no later than thirty days following the later of (a) the final and non-appealable resolution of any Company Litigation or (b) the date that is eighteen months following the consummation of the Arrangement.

The CVR Committee shall control the defense of any Company Litigation in its absolute and sole discretion, including full discretion to compromise, discharge and/or settle any Company Litigation with counsel selected by the CVR Committee. Purchaser may (at its own expense) select counsel of its choosing to act as co-counsel (but not lead counsel) on behalf of the Company for purposes of participating in the defense of any Company Litigation. The CVR Committee shall reasonably consult and cooperate with the co-counsel of Purchaser’s choosing and consider in good faith suggestions concerning the decisions and determinations with respect to any Company Litigation. Parent shall indemnify, defend and hold harmless the CVR Committee and all members of the CVR Committee and its members, managers, directors, officers, contractors, agents and employees from and against any and all losses, claims, damages, liabilities, fees, costs, reasonable and documented expenses (including fees, disbursements and costs of counsel and other skilled professionals and in connection with seeking recovery from insurers), judgments, fines, amounts paid in settlement (collectively, the “CVR Committee Expenses”) arising out of or in connection with the acceptance or administration of its duties hereunder.The Company may agree to compensate the directors of the Company that will be members of the CVR Committee. Such CVR Committee Expenses are for the account of the Company and may be recovered promptly from either the Company, Purchaser or the Parent and will increase the Company Litigation Expenses; provided that, any CVR Committee Expenses in excess of $50,000 shall be accrued and paid promptly following the applicable CVR Payment Date. Any such compensation will be paid by the Company prior to the closing of the Arrangement and accounted for in the Closing Net Cash.
The right to the contingent payments contemplated by the CVR Agreement is a contractual right only and will not be transferable, except in the limited circumstances specified in the CVR Agreement. The CVRs will not be evidenced by a certificate or any other instrument and will not be registered with the SEC. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in XenoTherapeutics, any constituent corporation party to the Agreement or any of their respective affiliates. No interest will accrue on any amounts payable on the CVRs to any CVR Holders.
Canadian Securities Law Matters
Multilateral Instrument 61-101
The Company is a reporting issuer in Ontario, British Columbia and Alberta, and, accordingly, is subject to MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among security holders, generally requiring enhanced disclosure, approval by a majority of security holders excluding “interested parties” or “related parties” (as such terms are defined in MI 61-101) and/or, in certain instances, independent valuations and approval and oversight of the transaction by a transaction committee of independent directors. The protections of MI 61-101 generally apply to “business combinations” (as defined in MI 61-101) that terminate the interests of security holders without their consent.
MI 61-101 provides that, in certain circumstances, where a “related party” (as defined in MI 61-101) of an issuer is entitled to receive a “collateral benefit” (as defined in MI 61-101) in connection with an arrangement transaction (such as the Arrangement), such transaction may be considered a “business combination” for the purposes of MI 61-101 and subject to minority approval requirements.
A “collateral benefit”, as defined in MI 61-101, includes any benefit that a “related party” of the Company (which includes the directors and senior officers of the Company) is entitled to receive, directly or indirectly, as a consequence of the Arrangement, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of the Company. However, such a benefit will not constitute a “collateral benefit” provided that certain conditions are satisfied. In addition, a related party of an issuer is not considered to be treated differently from other security holders of the issuer in a transaction, or to receive a “collateral benefit”, solely by reason of being a security holder of another party to the transaction.
Under MI 61-101, a benefit received by a “related party” of the Company is not considered to be a “collateral benefit” if the benefit is received solely in connection with the related party’s services as an employee, director or consultant of the Company or an affiliated entity and (i) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the “related party” for securities relinquished under the Arrangement, (ii) the conferring of the benefit is not, by its terms, conditional on the “related party” supporting the Arrangement in any manner, (iii) full particulars of the benefit are disclosed in disclosure document for the transaction, and (iv) either (A) at the time the Arrangement was agreed to, the “related party” and its associated entities beneficially owned or exercised control or direction over less than 1% of the outstanding Common Shares, or (B) (x) the “related party” discloses to an independent committee of the Company the amount of consideration that the “related party” expects it will be beneficially entitled to receive, under the terms of the Arrangement, in exchange for the Common Shares beneficially owned by the “related party”, (y) the independent committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the “related party”, is less than 5% of the value referred to in (B) (x), and (z) the independent committee’s determination is disclosed in this Circular and Proxy Statement.
If a “related party” receives a “collateral benefit” in connection with the Arrangement, in addition to requiring the approval of at least two-thirds of the votes cast by the Shareholders present virtually or represented by proxy and entitled to vote at the Special Meeting, the Arrangement Resolution will also require “minority approval” in accordance with MI 61-101. If “minority approval” is required, the Arrangement Resolution must also be approved by a majority of the votes cast, excluding those votes beneficially owned, or over which control or direction is exercised, by the “related parties” of the Company who receive a “collateral benefit” in connection with the Arrangement.
Each of Franklin Milan Berger, BVF Partners L.P., Clarus Life Sciences III, L.P., Richard Glickman, Philip Wayne Kantoff, Lauren Merendino, John Alexander Martin, David Parkinson, Scott Requadt, Gary Ralph Sollis, Ann Marella Thorell, Sanford Zweifach and David Wood is a “related party” of the Company (collectively, the “Related Parties”).
Following disclosure by each of the Related Parties of the number of securities of the Company held by them and the total consideration that they expect to receive pursuant to the Arrangement, the only Related Parties who are receiving a benefit in connection with the Arrangement and beneficially own or exercise control or direction over more than one percent (1%) of the Common Shares are Franklin Milan Berger, BVF Partners L.P., Clarus Life Sciences III, L.P., David Parkinson, Ann Marella Thorell and David Wood.
Based on the information set out in the table below the Transaction Committee has determined that the value of any benefits to be received by each of David Parkinson and David Wood, net of any offsetting costs, is more than 5% of the value of consideration that David Parkinson and David Wood, respectively, expect they will be beneficially entitled to receive under the terms of the Arrangement (including in exchange for the equity securities beneficially owned by them).
Related Party	Common Shares	Collateral Benefit	Change of Control Payment	Value of Share Consideration	Value of Convertible Consideration	5% test
David Parkinson	65,765	$0.00	$303,849.00	$140,749.70	$0.00	215.88%
David Wood	33,343	$0.00	$225,716.00	$71,360.41	$0.00	316.30%
As a result of the foregoing, (i) the Common Shares that David Parkinson beneficially owns, directly or indirectly, or over which he has control or direction (being 65,765 Common Shares or approximately 0.001% of the issued and outstanding Common Shares as of the Record Date) will be excluded for the purpose of determining if minority approval of the Arrangement is obtained and (ii) the Common Shares that David Wood beneficially owns, directly or indirectly, or over which he has control or direction (being 33,343 Common Shares or approximately 0.0008% of the issued and outstanding Common Shares as of the Record Date) will be excluded for the purpose of determining if minority approval of the Arrangement is obtained.
Other Regulatory Matters
Following the completion of the Arrangement, the Common Shares will be delisted from the Nasdaq and deregistered under the U.S. Exchange Act, in each case, in accordance with applicable Laws, rules and regulations, and the Company’s reporting obligations under the U.S. Exchange Act with respect to the Common Shares will be terminated. Similarly, the Company will make an application to cease to be a reporting issuer (or equivalent) in British Columbia, Alberta and Ontario following the implementation of which, the Company will cease to have public reporting obligations under Securities Laws.

AGREEMENTS INVOLVING COMMON SHARES
Voting and Support Agreements
In connection with the Agreement, each of the Supporting Company Shareholders, entered into a Voting and Support Agreement dated July 13, 2025. Subject to the terms and conditions of the respective Voting and Support Agreements, each Supporting Company Shareholder agreed, from the date of the Voting and Support Agreement until the date the Agreement is terminated, as follows:
Pursuant to the terms of the Voting and Support Agreements, the Supporting Company Shareholders have agreed to, solely in their capacity as a Securityholder of the Company and not in their capacity as an officer or director of the Company, from the date hereof until the earlier of (i) the Effective Time and (ii) the termination of the Agreement in accordance with its terms: (a) to vote their Subject Securities in favour of the approval of the Arrangement Resolution, the Liquidation Resolution, the Liquidator Resolution and any proposal to adjourn or postpone the Special Meeting if such adjournment or postponement is proposed pursuant to and in compliance with the provisions of the Agreement and against any Acquisition Proposal and any other matter which could reasonably be expected to frustrate, breach, interfere with, prevent or delay the completion of transactions contemplated in the Agreement; (b) no later than ten (10) days prior to the Special Meeting, to deliver or cause to be delivered to the Company duly executed proxies or voting instruction forms voting in favour of the approval of the Arrangement Resolution and the Liquidation Resolution, such proxy or voting instruction forms not to be revoked, amended or withdrawn without the prior written consent of the Purchaser; (c) not to, directly or indirectly (including through any of its Representatives): (i) make, solicit, assist, initiate, encourage, promote or otherwise facilitate any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal; (ii) enter into continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser and its affiliates and their respective Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal; (iii) accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend, any Acquisition Proposal; (iv) withdraw support, amend or modify support in a manner adverse to Purchaser, or propose publicly to withdraw support, from the transactions contemplated by the Agreement; (v) enter, or propose publicly to enter, into any agreement related to any Acquisition Proposal; (vi) act jointly or in concert with others with respect to voting securities of the Company for the purpose of opposing or competing with the Purchaser in connection with the Agreement; or (vii) join in the requisition of any meeting of the securityholders of the Company for the purpose of considering any resolution related to any Acquisition Proposal; (d) to, and to each of its affiliates, instruct each of its and their Representatives to, immediately cease and terminate any existing solicitation, knowing encouragement, discussions, negotiations or other activities it is engaged in with any Persons (other than the Purchaser and its affiliates) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to constitute or lead to, an Acquisition Proposal; (e) except as contemplated by the Agreement and this letter agreement or as required by Law and/or securities regulation, not to, directly or indirectly transfer any of their Subject Securities (except upon the exercise or settlement of equity awards) or grant or agree to grant any proxy, power of attorney or other right to vote the Subject Securities; (f) to forthwith revoke any and all previous proxies granted or voting instruction forms delivered, or other voting agreements or arrangements that may conflict with or be inconsistent with the matters set forth in this letter agreement; and (g) not to exercise any rights of appraisal or rights of dissent in connection with the Arrangement or the transactions contemplated by the Agreement.
The Voting and Support Agreements signed by the Supporting Company Shareholders shall terminate at any time upon the mutual written agreement of the parties thereto and shall automatically terminate and be of no further force or effect upon the earlier of (i) the Effective Time or (ii) termination of the Agreement in accordance with its terms.
As of the Record Date, the Supporting Company Shareholders held in the aggregate 2.23% of the issued and outstanding Common Shares.
The form of Voting and Support Agreement has been filed by the Company with the SEC and on SEDAR+.

PROVISIONS FOR UNAFFILIATED SHAREHOLDERS
No provision has been made (i) to grant the Company’s unaffiliated Shareholders access to the corporate files of the Company, any other Party to the Arrangement or any of their respective Affiliates, or (ii) to obtain counsel or appraisal services at the expense of the Company, or any other such Party or Affiliate.
IMPORTANT INFORMATION ABOUT THE COMPANY
Company Background
The Company is a clinical stage pharmaceutical company that, prior to the discontinuation of its clinical trials and preclinical and other development programs, has been focused on developing novel therapies for the treatment of prostate cancer with a primary focus on patients whose disease is still predominantly driven by the androgen axis. The Company’s development of proprietary small molecule inhibitors of the N-terminal domain of the androgen receptor was focused on the treatment of these patients in combination with second-generation antiandrogen drugs such as abiraterone, enzalutamide, apalutamide, and darolutamide.
In October 2024, the Company announced that it decided to terminate its clinical trials evaluating masofaniten (EPI-7386). This decision was mutually agreed upon by both senior management and the Board. The decision was based on the results of a protocol-specified interim review of available safety, PK and efficacy data from the Company’s Phase 2 clinical trial evaluating in a 2:1 randomization masofaniten (EPI 7386) combined with enzalutamide versus enzalutamide single agent in patients with mCRPC naïve to second-generation antiandrogens. This data showed a much higher rate of PSA90 response in patients treated with enzalutamide monotherapy (which is standard of care for this patient population) than were expected based upon historical data. In addition, there was no clear efficacy benefit seen with the combination of masofaniten (EPI-7386) plus enzalutamide compared to enzalutamide single agent. A futility analysis determined a low likelihood of meeting the prespecified primary endpoint of the study.
As part of its efforts to focus its resources, the Company also announced that the other remaining company-sponsored and investigator-sponsored clinical studies evaluating masofaniten (EPI-7386) either as a monotherapy or in combination with other agents will be terminated. The Company also decided to withdraw its IND and CTAs that have been submitted to date.
Additional Financial and Business Information
Additional financial and business information about the Company, including our audited Financial Statements for the fiscal year ended September 30, 2024 and our Interim Financial Statements for the quarter ended March 31, 2025, may be found in our Annual Report for the fiscal year ended September 30, 2024 and in our Quarterly Report for the fiscal quarter ended March 31, 2025 which are incorporated by reference herein and are available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca. Such Financial Statements should be read together with the notes thereto.
Trading in the Common Shares
Our Common Shares are traded on the Nasdaq under the trading symbol “EPIX”. The high and low sales prices and the volume traded of our Common Shares as reported on all United States platforms for the periods indicated are as follows:

ESSA Pharma Inc.	High	Low	Average Daily Trading Volume
	(in US $)	(in US $)
FISCAL YEAR ENDED SEPTEMBER 30, 2022
First quarter	14.78	7.54	238,967
Second quarter	14.88	6.00	270,596
Third quarter	8.03	3.13	194,862
Fourth quarter	3.68	1.66	383,715
FISCAL YEAR ENDED SEPTEMBER 30, 2023
First quarter	5.16	1.40	3,362,097
Second quarter	3.63	2.45	218,980
Third quarter	3.48	2.56	53,282
Fourth quarter	3.31	2.58	31,404
FISCAL YEAR ENDING SEPTEMBER 30, 2024
First quarter	7.40	2.65	195,152
Second quarter	11.67	5.70	159,776
Third quarter	8.68	4.59	59,816
Fourth quarter	7.88	4.25	55,792
FISCAL YEAR ENDING SEPTEMBER 30, 2025
First quarter	6.48	1.40	947,885
Second quarter	1.95	1.52	186,375
Third quarter	1.91	1.42	151,398
The closing price of the Common Shares on the Nasdaq on July 11, 2025, the last trading day preceding the announcement of the Agreement, was US$1.71 per Common Share.
Previous Purchases and Sales
During the 12 months preceding the date of this Circular and Proxy Statement, the Company did not issue any Common Shares or other securities.
Previous Distributions
During the last five years, the Company has distributed securities of the Company as follows:
Date of Distribution	Description	Number of Shares Distributed	Distribution Price per Share (US$)	Aggregate Proceeds (US$)
January 7, 2020	Warrants exercised	5,000	4.00	$20,000.00
January 7, 2020	Warrants exercised	56,965	4.00	$227,860.00
May 11, 2020	Options exercised	416	2.20	$915.00
June 30, 2020	Shares issued through employee share purchase plan	16,506	4.89	$80,714.00
July 17, 2020	Warrants exercised	2,250	4.00	$9,000.00
July 31, 2020	Financing	8,165,000	6.00	$48,990,000
August 4, 2020	Warrants exercised	866,300	0.0001	$86.63
August 4, 2020	Warrants exercised	153,700	0.0001	$15.37
September 8, 2020	Warrants exercised	1,262,000	0.0001	$126.20

Date of Distribution	Description	Number of Shares Distributed	Distribution Price per Share (US$)	Aggregate Proceeds (US$)
September 8, 2020	Warrants exercised	223,900	0.0001	$22.39
September 15, 2020	Warrants exercised	550,000	0.0001	$55.00
October 14, 2020	Warrants exercised	1,268,394	0.0001	$126.84
October 14, 2020	Warrants exercised	225,110	0.0001	$22.51
December 3, 2020	Options exercised	1,716	4.00	$6,864.00
December 3, 2020	Options exercised	6,534	4.00	$26,136.00
December 3, 2020	Options exercised	6,773	4.67	$31,629.91
December 3, 2020	Options exercised	25,000	3.23	$80,750.00
December 3, 2020	Options exercised	2,184	3.81	$8,321.04
December 31, 2020	Shares issued through employee share purchase plan	5,261	5.20	$27,371.00
January 8, 2021	Options exercised	9,000	3.86	$34,711.11
January 11, 2021	Options exercised	5,720	3.96	$22,633.58
January 11, 2021	Options exercised	15,625	3.23	$50,468.75
January 11, 2021	Options exercised	46,655	3.83	$178,772.63
January 13, 2021	Options exercised	25,000	3.23	$80,750.00
January 13, 2021	Options exercised	9,716	4.67	$45,373.72
January 20, 2021	Options exercised	15,000	3.23	$48,450.00
January 20, 2021	Options exercised	15,000	3.87	$58,072.35
February 9, 2021	Options exercised	30,000	3.85	$115,571.40
February 12, 2021	Warrants exercised	1,000,000	0.0001	$100.00
February 22, 2021	Financing	4,830,918	27.00	$130,434,786
March 4, 2021	Financing – greenshoe	724,637	27.00	$19,565,199.00
March 12, 2021	Options exercised	13,333	3.585	$47,798.81
March 12, 2021	Warrants exercised	40,573	4.00	$162,292.00
March 23, 2021	Options exercised	3,562	4.00	$14,248.00
March 23, 2021	Options exercised	1,170	4.00	$4,680.00
March 23, 2021	Options exercised	19,100	3.23	$61,693.00
March 29, 2021	Options exercised	4,500	3.23	$14,535.00
April 7, 2021	Warrants exercised	37,765	4.00	$151,060.00
May 14, 2021	Warrants exercised	825,000	0.0001	$82.50
May 17, 2021	Options exercised	1,049	3.98	$4,173.10
May 17, 2021	Options exercised	4,172	3.23	$13,475.56
May 17, 2021	Options exercised	16,691	3.85	$64,300.07
May 17, 2021	Options exercised	6,000	3.98	$23,869.03
May 17, 2021	Options exercised	4,000	3.85	$15,409.52
May 26, 2021	Options exercised	25,000	3.2300	$80,750.00
May 26, 2021	Options exercised	11,110	4.6700	$51,883.70
June 10, 2021	Warrants exercised	500,000	0.0001	$50.00
August 9, 2021	Warrants exercised	2,125,000	0.0001	$212.50

Date of Distribution	Description	Number of Shares Distributed	Distribution Price per Share (US$)	Aggregate Proceeds (US$)
June 30, 2021	Shares issued through employee share purchase plan	6,272	9.88	$61,948.16
July 6, 2021	Shares issued through employee share purchase plan	4,430	9.88	43,754.84
December 14, 2021	Options exercised	16,997	3.84	$65,296.17
December 14, 2021	Options exercised	12,083	3.23	$39,028.09
December 29, 2021	Shares issued through employee share purchase plan	2,444	11.20	$27,361.00
March 1, 2022	Options exercised	16,654	3.85	$64,164.64
March 1, 2022	Options exercised	2,344	3.81	$8,930.64
March 1, 2022	Options exercised	8,332	3.23	$26,912.36
March 1, 2022	Options exercised	16,500	7.00	$115,500.00
June 30, 2022	Shares issued through employee share purchase plan	13,376	2.96	$39,566.00
December 30, 2022	Shares issued through employee share purchase plan	19,298	2.61	$50,291.00
July 6, 2023	Shares issued through employee share purchase plan	8,464	2.18	$18,418.00
November 2, 2023	Options exercised	600	3.58	$2,150.46
November 2, 2023	Options exercised	5,650	3.58	$20,250.17
November 2, 2023	Options exercised	5,000	3.70	$18,505.66
November 2, 2023	Options exercised	30,000	3.23	$96,900.00
December 18, 2023	Shares issued through employee share purchase plan	14,476	2.30	$33,353.00
December 29, 2023	Options exercised	7,083	3.60	$25,498.80
January 18, 2024	Options exercised	1,718	3.23	$5,549.14
February 7, 2024	Options exercised	500	3.23	$1,615.00
February 8, 2024	Options exercised	72,782	3.23	$235,085.86
February 29, 2024	Options exercised	8,968	2.91	$26,096.88
February 29, 2024	Options exercised	3,000	2.91	$8,730.00
March 4, 2024	Options exercised	8,000	2.91	$23,280.00
March 4, 2024	Options exercised	6,000	3.23	$19,380.00
March 4, 2024	Options exercised	5,000	2.91	$14,550.00
March 4, 2024	Options exercised	1,250	3.6	$4,500.00
March 4, 2024	Options exercised	13,541	3.91	$52,945.31
March 15, 2024	Options exercised	10,000	2.91	$29,100.00
March 18, 2024	Options exercised	6,000	3.23	$19,380.00
March 18, 2024	Options exercised	3,000	2.91	$8,730.00
March 18, 2024	Options exercised	24,000	3.23	$77,520.00
March 20, 2024	Options exercised	12,000	3.23	$38,760.00
March 27, 2024	Options exercised	4,000	3.61	$14,425.93
March 27, 2024	Options exercised	1,042	3.91	$4,074.22

Date of Distribution	Description	Number of Shares Distributed	Distribution Price per Share (US$)	Aggregate Proceeds (US$)
March 27, 2024	Options exercised	18,500	3.23	$59,755.00
April 3, 2024	Options exercised	43	2.91	$125.13
April 30, 2024	Options exercised	3,750	3.58	$13,417.79
July 2, 2024	Shares issued through employee share purchase plan	2,218	5.48	$12,160.00
August 22, 2024	Options exercised	5,676	2.91	$16,517.16
August 22, 2024	Options exercised	833	3.6	$2,998.80
August 22, 2024	Options exercised	2,083	3.91	$8,144.53
August 23, 2024	Options exercised	8,000	2.91	$23,280.00
September 10, 2024	Options exercised	3,000	2.91	$8,730.00
Dividend Policy
The declaration of dividends on the Common Shares is at the sole discretion of the Board. The Company has never paid any dividends on the Common Shares or any of its other securities.
Security Ownership
The following table sets forth information as of the Record Date, regarding the beneficial ownership of our Common Shares by (i) each Person we know to be the beneficial owner of 5% or more of our Common Shares, (ii) each of our current executive officers, (iii) each of our directors and (iv) all of our current executive officers and directors as a group. Information with respect to beneficial ownership has been furnished by each director, executive officer or 5% or more Shareholder, as the case may be. Percentage of beneficial ownership is calculated based on [44,338,550] Common Shares outstanding as of the Record Date. Beneficial ownership is determined in accordance with the rules of the SEC which generally attribute beneficial ownership of securities to Persons who possess sole or shared voting power or investment power with respect to those securities and includes Common Shares issuable pursuant to the exercise of stock Options, Warrants or other securities that are immediately exercisable or convertible or exercisable or convertible within 60 days of the Record Date. Unless otherwise indicated, the Persons or entities identified in this table have sole voting and investment power with respect to all Common Shares shown as beneficially owned by them. Unless otherwise noted, the address for each Person set forth on the table below is c/o ESSA Pharma Inc., 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada.

Name of Beneficial Owner	Common Shares Beneficially Owned	Percentage of Common Shares Beneficially Owned (%)
5% Shareholder:
BVF Partners L.P.	11,668,629(1)	26.3%
Tang Capital Management, LLC	4,300,000(2)	9.7%
BML Investment Partners, L.P.	4,221,546(3)	9.5%
Morgan Stanley & Co.	4,200,228(4)	9.5%
Soleus Capital Management L.P.	2,262,026(5)	5.1%
RTW Investments, LP	1,113,002(6)	2.5%
Executive Officers and Directors:
David Parkinson	2,421,683(7)	5.5%
David Wood	770,764(8)	1.7%
Franklin Berger	898,197(9)	2.0%
Richard Glickman	254,950(10)	*
Scott Requadt	186,002(11)	*
Alex Martin	153,229(12)	*
Marella Thorell	141,881(13)	*
Sandford Zweifach	139,000(14)	*
All executive officers and directors as a group (8 persons)	4,965,706	11.2%

*
Less than one percent

(1)
Consists of 8,748,629 Common Shares, as reported in BVF Partners L.P.’s Schedule D filed with the SEC on April 9, 2025, and 2,920,000 Common Share purchase warrants (“Warrants”). The address for this entity is 44 Montgomery St., 40th Floor, San Francisco, CA 94104.

(2)
Consists of 4,300,000 Common Shares as reported in Tang Capital Management, LLC’s Form 13F filed with the SEC on May 15, 2025. The address for this entity is 4747 Executive Drive, Suite 210, San Diego, CA 92121.

(3)
Consists of 4,221,546 Common Shares as reported in BML Investment Partners, L.P.’s Schedule 13D filed with the SEC on April 24, 2025. The address for this entity is 65 E Cedar, Suite 2, Zionville, IN 46077.

(4)
Consists of 4,200,228 Common Shares beneficially owned by Morgan Stanley & Co as reported in Morgan Stanley & Co’s Form 13F filed with the SEC on May 15, 2025. The address for this entity is 1585 Broadway, New York, NY 10036.

(5)
Consists of 2,262,026 Common Shares as reported in Soleus Capital Management, L.P. Form 13F filed with the SEC on May 15, 2025. The address for this entity is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(6)
Consists of 1,113,002 Common Shares as reported in RTW Investments, LP’s Form Schedule 13G/A filed with the SEC on February 14, 2025. The address for this entity is 40 10th Avenue, Floor 7, New York, NY 10014.

(7)
Consists of (i) 65,765 Common Shares and (ii) 2,355,918 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Parkinson.

(8)
Consists of (i) 33,343 Common Shares and (ii) 737,421 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Wood.

(9)
Consists of (i) 784,404 Common Shares and (ii) 113,793 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Berger.

(10)
Consists of (i) 43,240 Common Shares and (ii) 203,250 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Glickman and (iii) 8,460 Common Shares indirectly held in the name of his spouse.

(11)
Consists of (i) 30,002 Common Shares and (ii) 156,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Requadt.

(12)
Consists of (i) 14,299 Common Shares and (ii) 139,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Martin.

(13)
Consists of (i) 2,881 Common Shares and (ii) 139,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Ms. Thorell.

(14)
Consists of 139,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Zweifach.

The direct and indirect benefits of accepting or refusing the Arrangement to any of the beneficial owners provided in the table above are described in this Circular and Proxy Statement. See “The

Arrangement — Background of the Arrangement” beginning on page 21, “The Arrangement — Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners” beginning on page 35.
DELISTING AND DEREGISTRATION OF COMMON SHARES
If the Arrangement is completed, the Common Shares will be delisted from the Nasdaq and deregistered under the U.S. Exchange Act, in each case, in accordance with applicable Laws, rules and regulations. As a result, we will no longer file periodic reports with the SEC on account of the Common Shares.
COURT APPROVAL OF THE ARRANGEMENT
Interim Order
The Arrangement requires approval by the Court under Section 291 of the BCBCA. Prior to the mailing of this Circular and Proxy Statement, the Company obtained the Interim Order providing for the calling and holding of the Special Meeting, the Dissent Rights and other procedural matters. A copy of the Interim Order is attached as Annex G to this Circular and Proxy Statement.
Final Order
Subject to the approval of the Arrangement Resolution by Securityholders at the Special Meeting, the Company intends to make an application to the Court for the Final Order approving the Arrangement. The application for the Final Order is expected to take place at the courthouse of the Court at 800 Smithe Street, Vancouver, British Columbia at 9:45 a.m. (Pacific Time) on September 12, 2025, or as soon thereafter as counsel may be heard, or at any other date and time and by any other method as the Court may direct. A copy of the Petition and Notice of Hearing of Petition is set forth in Annex H to this Circular and Proxy Statement.
The Court has broad discretion under the BCBCA when making Orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended in any manner the Court may direct, subject to the compliance with such terms and conditions, if any, as the Court thinks fit. Depending upon the nature of any required amendments, the Company may determine not to proceed with the Arrangement.
Any Securityholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a Response to Petition by no later than 5:00 p.m. (Pacific Time) on September 10, 2025, along with any other documents required, all as set out in the Interim Order and the Petition and Notice of Hearing of Petition, the texts of which are set out in Annex G and Annex H to this Circular and Proxy Statement, and satisfy any other requirements of the Court. Such Persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further Order of the Court, only those Persons having previously filed and served a Response to Petition will be given notice of the adjournment. Participation in the Court hearing of the application for the Final Order, including who may participate and present evidence or argument and the procedure for doing so, is subject to the terms of the Interim Order and any subsequent direction of the Court.
Assuming that the Final Order is granted on September 12, 2025, and the other conditions precedent to completion of the Arrangement are satisfied or waived to the extent legally permissible, the Parties expect to complete the Arrangement on or about September [18], 2025.
The Effective Date could be delayed or not occur at all for a number of reasons, including, but not limited to, an objection before the Court at the hearing of the application for the Final Order or any delay or failure in satisfying the conditions to the completion of the Arrangement, including obtaining Securityholder approval at the Special Meeting or applicable regulatory approvals.
For further information regarding the Court hearing and your rights in connection with the Court hearing, see the form of Petition and Notice of Hearing of Petition attached at Annex H to this Circular and

Proxy Statement. The Petition and Notice of Hearing of Petition constitute notice of the Court hearing of the application for the Final Order and are your only notice of the Court hearing.
DISSENT RIGHTS
The following is a summary of the provisions of the BCBCA relating to a Shareholder’s dissent and appraisal rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of such rights and is qualified in its entirety by reference to the full text of Division 2 of Part 8 of the BCBCA (the full text of Division 2 of Part 8 of the BCBCA is attached to this information circular as Annex C), as modified by the Plan of Arrangement, the Interim Order and the Final Order.
The statutory provisions dealing with the right of dissent are technical and complex. Any failure by a Shareholder to fully comply with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, and the Final Order, may result in the loss of that holder’s Dissent Rights. It is strongly suggested that any Shareholder wishing to dissent seek independent legal advice.
The Interim Order provides that Registered Shareholders as of the Record Date may exercise Dissent Rights with respect to the Arrangement Resolution. Each Dissenting Holder is entitled to be paid the fair value (determined as of immediately before the passing of the Arrangement Resolution) of the holder’s Common Shares, provided that the holder duly dissents to the Arrangement Resolution and the Arrangement becomes effective.
Beneficial Shareholders who wish to dissent with respect to their Common Shares should be aware that only Registered Shareholders are entitled to dissent with respect to them. In many cases, Common Shares beneficially owned by a holder are registered either (a) in the name of an Intermediary that the Beneficial Shareholder deals with in respect of such Common Shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities, or (b) in the name of a depository, such as CDS, of which the Intermediary is a participant. Accordingly, a Beneficial Shareholder will not be entitled to exercise its rights of dissent directly (unless the shares are re-registered in the Beneficial Shareholder’s name).
Pursuant to the Interim Order, a Registered Shareholder who wishes to dissent, other than an Affiliate of the Company, notwithstanding Section 242(2) of the BCBCA, must (i) deliver the written notice of dissent to the Arrangement Resolution to the Company by mail c/o Blake, Cassels & Graydon LLP, 1133 Melville Street, Suite 3500, The Stack, Vancouver, BC V6E 4E5 attention: Alexandra Luchenko, or by email to alexandra.luchenko@blakes.com not later than 5:00 p.m. (Pacific Time) on the day that is two Business Days immediately preceding the Special Meeting (as may be postponed or adjourned from time to time); and (ii) otherwise strictly comply with the provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, and the Final Order.
To exercise Dissent Rights, a Registered Shareholder must dissent with respect to all Common Shares of which it is the registered and beneficial owner. A Registered Shareholder who wishes to dissent must deliver written notice of dissent to the Company as set forth above and such notice of dissent must strictly comply with the requirements of Section 242 of the BCBCA. Beneficial Shareholders who wish to exercise Dissent Rights must cause each Registered Shareholder holding its Common Shares to deliver the notice of dissent.
To exercise Dissent Rights, a Registered Shareholder as of the Record Date must prepare a separate notice of dissent for itself, if dissenting on its own behalf, and for each other Beneficial Shareholder who beneficially owns Common Shares registered in the Registered Shareholder’s name and on whose behalf the Shareholder is dissenting; and must dissent with respect to all of the Common Shares beneficially owned by the Registered Shareholder or, if dissenting on behalf of a Beneficial Shareholder, with respect to all of the Common Shares registered in its name and beneficially owned by the Beneficial Shareholder on whose behalf the Shareholder is dissenting. The notice of dissent must set out the number of Common Shares in respect of which the notice of dissent is being sent (the “Notice Shares”) and:
(a)
if such Notice Shares constitute all of the Common Shares of which the holder is the registered and beneficial owner and the holder owns no other Common Shares beneficially, a statement to that effect;

(b)
if such Notice Shares constitute all of the Common Shares of which the holder is both the registered and beneficial owner, but the holder owns additional Common Shares beneficially, a statement to that effect and the names of the Registered Shareholders, the number of Common Shares held by each such Registered Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Common Shares; or
(c)
if the Dissent Rights are being exercised by a Registered Shareholder who is not the beneficial owner of such Common Shares, a statement to that effect and the name and address of the Beneficial Shareholder and a statement that the Registered Shareholder is dissenting with respect to all Common Shares of the Beneficial Shareholder registered in such Registered Shareholder’s name.

If the Arrangement Resolution is approved by the Securityholders, and the Company notifies a Registered Shareholder of Notice Shares of the Company’s intention to act upon the Arrangement Resolution pursuant to Section 243 of the BCBCA, the Registered Shareholder, if it wishes to proceed with the dissent, must, within one month after the Company gives such notice, send to the Company a written statement that such Shareholder requires the purchase of all of the Notice Shares in respect of which such Shareholder has given notice of dissent. Such written notice must be accompanied by the certificate or certificates representing those Notice Shares (including a written statement prepared in accordance with Section 244(1)(c) of the BCBCA if the dissent is being exercised by the Shareholder on behalf of a Beneficial Shareholder), whereupon, subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Shareholder becomes a Dissenting Holder, and is bound to sell and the Purchaser is bound to purchase those Notice Shares. Such Dissenting Holder may not vote, or exercise or assert any rights of a Shareholder in respect of such Notice Shares, other than the rights set forth in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order.
Dissenting Holders who are:
(a)
ultimately entitled to be paid fair value for their Common Shares, will be deemed to have transferred such Common Shares as of the Effective Time to the Purchaser, without any further act or formality, and free and clear of all Liens, claims and Encumbrances, and will be paid an amount equal to such fair value by the Purchaser, and will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)
ultimately not entitled, for any reason, to be paid fair value for their Common Shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-Dissenting Holder and will be entitled to receive only the Cash Amount in exchange for each Common Share held pursuant to the Plan of Arrangement.

If a Dissenting Holder is ultimately entitled to be paid by the Purchaser for their Dissent Shares, such Dissenting Holder may enter an agreement with the Purchaser for the payout value of such Dissent Shares. If such Dissenting Holder does not reach an agreement with the Purchaser, such Dissenting Holder, or the Purchaser, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential Orders and give directions as the Court considers appropriate. There is no obligation on the Purchaser to make application to the Court. The Dissenting Holder will be entitled to receive the fair value that the Common Shares had immediately before the passing of the Arrangement Resolution, excluding any appreciation or depreciation in anticipation of the vote (unless such exclusion would be inequitable). After a determination of the payout value of the Dissent Shares, the Purchaser must then promptly pay that amount to the Dissenting Holder. There can be no assurance that the amount a Dissenting Holder may receive as fair value for its Common Shares will be more than or equal to the Consideration under the Arrangement.
In no case will the Purchaser, the Depositary or any other person be required to recognize Dissenting Holders as Shareholders of the Company after the Effective Time, and the names of such Dissenting Holders will be deleted from the central securities register as Shareholders of the Company at the Effective Time.
In no circumstances will the Purchaser, the Company or any other person be required to recognize a Person as a Dissenting Holder: (i) unless such Person is the registered holder of the Common Shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time; (ii) if such Person has voted or instructed a proxy holder to vote such Notice Shares “FOR” the Arrangement Resolution; or (iii) unless such Person has strictly complied with the procedures for exercising Dissent Rights set out in

Division 2 of Part 8 of the BCBCA, as modified by Article 3 of the Plan of Arrangement, the Interim Order and the Final Order and does not withdraw such notice of dissent prior to the Effective Time.
In no circumstances will the Purchaser, the Company or any other person be required to recognize a Dissenting Holder as the holder of any Common Share in respect of which Dissent Rights have been validly exercised at and after the completion of the steps contemplated in Section 2.3 of the Plan of Arrangement. Holders of Options or Warrants will not be entitled to exercise Dissent Rights in respect of such Options and Warrants.
Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Holder if, before full payment is made for the Notice Shares, the Arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, or the Dissenting Holder withdraws the notice of dissent with the Company’s written consent. If any of these events occur, the Company must return the share certificates representing the Common Shares to the Dissenting Holder and the Dissenting Holder regains the ability to vote and exercise its rights as a Shareholder of the Company.
The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order and the Final Order, and failure to do so may result in the loss of all Dissent Rights. Persons who are Beneficial Shareholders registered in the name of an Intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Common Shares is entitled to dissent.
If you dissent there can be no assurance that the amount you receive as fair value for your Common Shares will be more than or equal to the Consideration under the Arrangement.
The Company strongly suggests that any Shareholders wishing to avail themselves of the Dissent Rights seek their own legal advise as failure to comply strictly with the applicable provisions of the BCBCA, as modified by the Plan of Arrangement, Interim Order, and Final Order may result in the loss of all Dissent Rights. Shareholders should note that the exercise of Dissent Rights can be a complex, time-consuming and expensive process.

INTERESTS OF THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IN THE ARRANGEMENT
Leadership of the Company Following the Arrangement
As of the date hereof, none of the Company’s executive officers has entered into any new agreement, arrangement or understanding with the Purchaser or any of its affiliates regarding the terms and conditions of compensation, incentive pay or employment with the Company after the Arrangement. Although no agreements have been entered into at this time with any of the Company’s executive officers, prior to or following the completion of the Arrangement, they may enter into new agreements or amendments to existing arrangements with Parent or one of its affiliates regarding their employment with the Company after the Arrangement.
As of the Effective Time, the then-current directors of the Company other than the members of the CVR Committee are expected to cease serving as directors except as otherwise determined by Parent. Each member of the CVR Committee may become eligible to receive a one-time cash payment as consideration for services to be provided following the Effective Date (a “Director Bonus”). Director Bonuses, if any, will be paid in a lump sum prior to the Effective Time, subject to appliable withholding. As of the date hereof, none of the members of the CVR Committee have entered into any agreement with the Company or Purchaser regarding the terms and conditions of a Director Bonus and the amount of any Director Bonus has likewise not been determined.
Other Interests of the Company’s Directors and Executive Officers in the Arrangement
In considering the recommendations of the Board with respect to the Arrangement, Shareholders should be aware that the directors and executive officers of the Company have certain interests, including financial interests, in the Arrangement that may be different from, or in addition to, the interests of Shareholders generally. The Board was aware of these interests and considered them, among other matters, in approving the Agreement, and in making its recommendation that Shareholders approve the Arrangement. See “The Arrangement — Background of the Arrangement” beginning on page 21, and “The Arrangement — Recommendation of the Transaction Committee; Reasons for the Arrangement; Recommendation of the Board; and Opinion of Leerink Partners” beginning on page 32 for more information. These interests are described in more detail further below, and certain of them are quantified in the narrative and the table below in “— Potential Change in Control Payments to Named Executive Officers.”
As of the Record Date, the Company’s executive officers for purposes of the discussion below are as follows:
Name	Position
David R. Parkinson*	President and CEO
Peter Virsik*^	Former Executive Vice President and Chief Operating Officer
Alessandra Cesano*^	Former Executive Vide President and Chief Medical Officer
David Wood*	Chief Financial Officer
Han-Jie Zhou^	Former Senior Vice President, Chemistry & CMC
Karen Villaluna^	Former Senior Vice President, Clinical Operations

*
These individuals were each a “named executive officer” for purposes of the definitive proxy statement for the 2024 annual meeting of the Shareholders, filed by the Company on January 22, 2025.

^
Effective January 31, 2025, Mr. Zhou’s employment with the Company terminated. Effective May 15, 2025, Mr. Virsik and Dr. Cesano’s employment with the Company terminated. Effective May 31, 2025, Ms. Villaluna’s employment with the Company terminated.

Assumptions
The potential payments and benefits to directors and executive officers in the narrative and tables below are, unless otherwise noted, based on the following facts and assumptions:

•
the relevant price per Common Share is $1.91, which is the per share Cash Amount;

•
the Effective Date of the Arrangement is September [18], 2025, which is the assumed date of the effectiveness of the Arrangement solely for purposes of this disclosure;

•
the executive officers are terminated without “cause” immediately following the assumed Effective Time on September [18], 2025;

•
the executive officer’s base salary rate and annual target bonus remain unchanged from those in effect as of August 5, 2025; and

•
the number of Options held by the executive officer were those which were held as of August 5, 2025. Depending on when the Arrangement is completed, certain Company awards that are unvested as of August 5, 2025, and included in the tables below may vest or be forfeited pursuant to their terms, independent of the Arrangement.

Accordingly, the amounts set forth in the narrative and tables below are estimates based on multiple assumptions that may or may not actually occur, including the assumptions described above. Some of the assumptions are based on events which may not occur or other contingencies and, as a result, the actual amounts received by a director or executive officer may differ materially from the amounts shown below. Certain of the amounts shown below have also been rounded to the nearest whole number.
Equity Awards
As of the Effective Time, all vested and unvested equity awards held by our directors and executive officers will be treated as follows and described in more detail under “The Arrangement” beginning on page 19.
Each Option outstanding as of the Effective Time (whether vested or unvested) will be deemed to be unconditionally vested and exercisable and, without any further action by or on behalf of the Optionholder, each in-the-money Option (an Option which has a per-share exercise price that is less than the Cash Amount) will be deemed to be assigned and surrendered to the Company in exchange for (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, and (ii) one CVR, and such Option will immediately be canceled. Out-of-the-money Options will be immediately canceled at the Effective Time without any payment and neither the Company nor the Purchaser will be obligated to pay the holder of out-of-the-money Options the Consideration or any other amount in respect of such Options. Currently, all Options are expected to be out-of-the-money at the Effective Time. Optionholders should consult with their own advisors in determining whether to exercise Options prior to the Effective Time.
Each Option that is outstanding as of the Effective Time and is held by a Company director or executive officer was granted with a per share exercise price that is greater than the Cash Amount and is in Out-of-the-money Option. As such, no amounts are expected to be payable to the Company’s directors and executive officers in respect of Options.
Change in Control Payments
In connection with the Arrangement, each of the Company’s executive officers will be eligible to receive a one-time cash bonus (a “CIC Bonus”). Each CIC Bonus will be paid in a lump sum, immediately prior to the Effective Time, subject to applicable withholding. The table below sets forth the estimated value of the CIC Bonus that each executive officer of the Company would be eligible to receive.
Name	CIC Bonus ($)
David R. Parkinson	303,849
Peter Virsik	249,397
Alessandra Cesano	246,648
David Wood	225,716
Han-Jie Zhou	89,864
Karen Villaluna	84,563

Potential Severance Payments and Benefits
Each of our executive officers is eligible to receive benefits under one or both of an individual agreement with the Company or the Company’s Severance Plan, dated June 5, 2024 (the “Severance Plan”).
Pursuant to an Employment Agreement dated August 1, 2014, as amended June 25, 2019, between Mr. Wood and the Company (the “Wood Employment Agreement”) and the Severance Plan, Mr. Wood is entitled to (i) lump sum a payment of one year of base salary upon termination without “cause,” and certain benefits including the Benefit Subsidy (as defined below) as referenced in the Severance Plan. This amount increases to 18 months if the termination without “cause” occurs within 18 months after a “change of control event.” Additionally, the Wood Employment Agreement provides for immediate vesting of all Options upon occurrence of a “change of control event.” The Arrangement will be a “change in control event” for purposes of the Wood Employment Agreement. For purpose of this Circular and Proxy Statement “Benefits Subsidy” means continued eligibility to participate in the Company’s health and welfare plans for 18 months at subsidized rates. In certain circumstances, the Company may elect to satisfy its obligations with respect to the Benefit Subsidy by providing a one-time cash payment of equivalent value.
Pursuant to an Employment Agreement dated January 7, 2016, as amended June 20, 2019, between Dr. Parkinson and the Company (the “Parkinson Employment Agreement”), Dr. Parkinson is entitled to (i) payment of one year of base salary upon termination without “cause,” and certain benefits including the Benefit Subsidy as referenced in the Severance Plan. This amount increases to 18 months if the termination without “cause” occurs after a “change of control event” or within 60 days prior to a “change of control event” where such event was under consideration at the time of termination. Additionally, the Parkinson Employment Agreement provides for immediate vesting of all Options upon occurrence of a “change of control event.” The Arrangement will be a “change in control event” for purposes of the Parkinson Employment Agreement.
Pursuant to a Separation Agreement and General Release of Claims dated May 15, 2025, between Peter Virsik and the Company, Peter Virsik is entitled to payment of six months of base salary if a “change of control” occurs within six (6) months of May 15, 2025, and certain benefits including the Benefit Subsidy as referenced in the Severance Plan. The Arrangement will be a “change in control” for purposes of Mr. Virsik’s separation agreement.
Pursuant to a Separation Agreement and General Release of Claims dated May 15, 2025, between Alessandra Cesano and the Company, Alessandra Cesano is entitled to payment of six months of base salary if a “change of control” occurs within six (6) months of May 15, 2025, and certain benefits including the Benefit Subsidy as referenced in the Severance Plan. The Arrangement will be a “change in control” for purposes of Dr. Cesano’s separation agreement.
Pursuant to a Separation Agreement and General Release of Claims dated February 5, 2025, between Mr. Zhou and the Company, Mr. Zhou is entitled to payment of three (3) months of base salary upon a “change of control,” and certain benefits including the Benefit Subsidy as referenced in the Severance Plan. The Arrangement will be a “change in control” for purposes of Mr. Zhou’s separation agreement.
Pursuant to a Separation Agreement and General Release of Claims dated May 15, 2025, between Ms. Villaluna and the Company, Ms. Villaluna is entitled to payment of three (3) months of base salary if a “change of control” occurs within six (6) months of May 15, 2025, and certain benefits including the Benefit Subsidy as referenced in the Severance Plan. The Arrangement will be a “change in control” for purposes of Ms. Villaluna separation agreement.
The table below sets forth the estimated value of the severance payments and benefits that Mr. Wood and Mr. Parkinson would be eligible to receive under the Wood Employment Agreement and the Parkinson Employment Agreement, respectively, and the actual value of the severance payments and benefits that the Mr. Virsik, Ms. Cesano, Mr. Zhou and Ms. Villaluna are entitled to receive under their respective separation agreements. The amounts below do not include any amounts in respect of Options held by our executive officers, nor do they attempt to quantify any reductions in order to avoid any applicable “golden parachute” excise taxes under the Code.

Name	Cash Severance ($)	Benefits Subsidy ($)
David R. Parkinson	759,623	30,607
Peter Virsik	498,793 (paid at time of termination)	63,579
Alessandra Cesano	493,296 (paid at time of termination)	—
David Wood	451,433	35,978
Han-Jie Zhou	179,730 (paid at time of termination)	6,500 (1)
Karen Villaluna	169,125 (paid at time of termination)	6,000 (2)

(1)
At the time of his termination of employment, the Company satisfied its obligations with respect to Mr. Zhou Benefit Subsidy by providing a continuation of medical benefits in the amount set forth above.

(2)
At the time of her termination of employment, the Company satisfied its obligations with respect to Ms. Villaluna’s Benefit Subsidy by providing a lump sum cash payment in the amount set forth above.

Potential Change in Control Payments to Named Executive Officers
The table below sets forth for each of the named executive officers estimates of the amounts of compensation that are based on or otherwise relate to the Arrangement. Certain amounts will or may become payable on a qualifying termination of employment following the Arrangement (i.e., on a “double-trigger” basis). Certain other benefits will become payable upon the occurrence of the closing of the Arrangement (i.e., on a “single-trigger” basis).
The amounts shown are, unless otherwise noted, calculated based on the assumptions described under “Assumptions” above and noted in the footnotes below, which may or may not actually occur. Accordingly, the actual amounts received by each named executive officer may differ materially from the amounts shown in the following table.
GOLDEN PARACHUTE COMPENSATION
Name(1)	Cash ($)(2)	Equity ($)	Perquisites/ Benefits ($)(3)	Total ($)
David R. Parkinson	1,063,472	—	30,607	1,094,079
Peter Virsik	748,190	—	63,579	811,769
Alessandra Cesano	739,944	—	—	739,944
David Wood	677,149	—	35,978	713,127

(1)
Under relevant SEC rules, the Company is required to provide information in this table with respect to the Company’s named executive officers, who, for these purposes, are the individuals whose compensation was required to be reported in the summary compensation table of the Company’s most recent proxy statement.

(2)
As described in more detail in the section titled “Potential Severance Payments and Benefits,” the amounts in this column represent the cash severance payments that (1) for Mr. Wood and Dr. Parkinson, would be payable to each applicable named executive officer in the event the executive officer’s employment is involuntarily terminated without “cause” in connection with a “change in control event” and (2) for Mr. Virsik and Dr. Cesano, are payable pursuant to their separation agreements. All such payments are “double-trigger” in nature. Additionally, as described in more detail in the section titled “Change in Control Payments,” the amounts in the column include the full amount of the CIC Bonus that executive officer is eligible to receive; such payments in respect of the CIC Bonuses are single trigger in nature.

The cash amounts for each named executive officer are calculated as follows:
Named Executive Officer	Cash Severance ($)	CIC Bonus ($)	Total Cash Payments ($)
David R. Parkinson	759,623	303,849	1,063,472
Peter Virsik	498,793	249,397	748,190
Alessandra Cesano	493,296	246,648	739,944
David Wood	451,433	225,716	677,149

(3)
The amounts in this column represent the value of outplacement services such named executive officer is eligible to receive under the his or her employment agreement or separation agreement. This is a “double trigger” benefit.

* * * * *

PROPOSAL NO. 2 — COMPENSATION RESOLUTION
As required by Item 402(t) of Regulation S-K under the Securities Act and Section 14A of the Exchange Act, we are providing Shareholders the opportunity to cast a vote to approve, on an advisory and non-binding basis, the compensation that the Company’s named executive officers will or may be entitled to receive that is based on or otherwise relates to the Arrangement. This compensation is summarized in the table and the footnotes thereto under the section entitled “Interests of the Company’s Directors and Executive Officers in the Arrangement — Golden Parachute Compensation” beginning on page 109 of this Circular and Proxy Statement. The various plans and arrangements pursuant to which these compensation payments may be made generally have previously formed part of the Company’s overall compensation program for the Company’s named executive officers and previously have been disclosed to Shareholders as part of its annual proxy statement. These historical arrangements were adopted and approved by the Compensation Committee of the Board, which is composed solely of non-employee directors, and are believed to be reasonable and in line with marketplace norms.
The Board encourages you to review carefully the Arrangement-related compensation information disclosed in this Circular and Proxy Statement.
The Board recommends that the Shareholders approve the following resolution:
“RESOLVED, that the Shareholders hereby approve, on an advisory and non-binding basis, the compensation to be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Arrangement as disclosed in the Circular and Proxy Statement pursuant to Item 402(t) of Regulation S-K under the section entitled “Interests of the Company’s Directors and Executive Officers in the Arrangement — Golden Parachute Compensation” and the corresponding table and the footnotes thereto.”
The vote on the advisory and non-binding Compensation Resolution is a vote separate and apart from the vote on the Arrangement Resolution. Accordingly, you may vote to approve the Arrangement Resolution and vote not to approve the advisory and non-binding Compensation Resolution and vice versa. Because the vote on the Compensation Resolution is advisory only, it will not be binding on either the Company or Purchaser. Accordingly, if the Arrangement Agreement and the Arrangement are approved and the Arrangement is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory and non-binding vote of the Shareholders.
The advisory and non-binding Compensation Resolution requires, assuming a quorum is present, the affirmative vote of a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting. With respect to the advisory and non-binding Compensation Resolution, abstentions are not counted for purposes of determining the minimum number of affirmative votes required for approval and, accordingly, have no effect on the outcome of such proposal.
The Board recommends that Shareholders vote “FOR” the advisory and non-binding Compensation Resolution.

LIQUIDATION RESOLUTION AND LIQUIDATOR RESOLUTION
General
In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, we are seeking Shareholder approval of the Liquidation Resolution and the Liquidator Resolution at the Special Meeting. The Board recommends that you vote FOR the approval of the Liquidation Resolution and FOR the approval of the Liquidator Resolution.
Overview of Liquidation
The Board proposes that Shareholders approve the Liquidation pursuant to section 319(1) of the BCBCA, which Liquidation will become effective and commence only if the Arrangement Resolution is not approved or the Arrangement is otherwise terminated and at a time to be determined by the Board (the “Liquidation Date”). If the Company proceeds with the Liquidation, the Board intends to set the Liquidation Date in the statement of intent to liquidate to be filed by the Company under the BCBCA.
The distributions to be made to Registered Shareholders will be by way of a reduction of capital, if the solvency requirements of the BCBCA and the Bankruptcy and Insolvency Act (Canada) are satisfied at the time of distribution. See “Liquidation Distribution(s)” beginning on page 113 of this Circular and Proxy Statement. The Liquidation requires Shareholder approval by a special resolution of the Shareholders. In addition, the Company will need to obtain Shareholder approval by an ordinary resolution in order to appoint the Liquidator and authorize the Board to set such Liquidator’s remuneration. The Board has determined that, in the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, the Liquidation is advisable and in the best interests of the Company, its Shareholders and its stakeholders, which is to become effective and commence at a time to be determined by the Board, subject to Shareholder approval. The Board recommends that Shareholders vote in favour of (i) the Liquidation Resolution, the full text of which begins on page 122 of this Circular and Proxy Statement and (ii) the Liquidator Resolution, the full text of which is set forth on page 123 of this Circular and Proxy Statement.
Liquidation and Dissolution Procedure
If the Liquidation is approved at the Special Meeting and the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, the Company will, as soon as practicable following the termination of the Arrangement, file a statement of intent to liquidate with the British Columbia Registrar of Companies.
The Liquidation will include the following:
i.
PwC or, in the alternative, another liquidator of nationally recognized experience, will be appointed the liquidator of the estate and effects of the Company (the “Liquidator”) for the purpose of the Liquidation of the Company’s business and affairs and distributing its assets, after satisfying all claims and setting aside reserves for contingent claims of creditors, and any order of the Court. PwC or such other liquidator are persons qualified to act as a receiver and a receiver manager under Section 64 of the Personal Property Security Act (British Columbia);

ii.
all of the powers of the Board will cease and the Board will be deemed to have resigned; and

iii.
the Company will cease to carry on its undertaking, except insofar as may be required or beneficial for the Liquidation in the discretion of the Liquidator.

Following the Liquidation Date, the Liquidator will oversee the Liquidation. The Liquidator’s powers and authorities are derived from the BCBCA, and the terms of any Court orders pertaining to the Liquidation.
Further details of the steps that may be completed following the Liquidation Date, at such time as the Liquidator or the Court, as applicable, deems necessary, appropriate or advisable, all in accordance with the BCBCA, are as follows:
•
the filing of any statement of intent to liquidate and the publishing of a notice to creditors as required under Sections 321 and 331 of the BCBCA, respectively;

•
the application to the Court under section 325(1) of the BCBCA for such other directions and orders as may be deemed necessary in connection with the liquidation of the Company, including without limitation an order establishing the Court approved Claims Process following the successful application to the Court under section 325 of the BCBCA for the identification, resolution and barring of Liquidation Claims (the “Claims Process”) described herein;

•
the sale of any of the Company’s non-cash property and assets, (See “— Distribution of Assets — Liquidation Distribution(s)”);

•
the establishment of the Claims Process to be approved by the BC Supreme Court for the identification, resolution and barring of claims by creditors, including employees of the Company, against the Company (“Liquidation Claims”), including the provision of written notice of the commencement of the Liquidation to all known creditors and claimants of the Company;

•
the delisting of the Common Shares of the Company from Nasdaq, as described under the heading “Trading of Common Shares”;

•
the application to cease being a reporting issuer in Canada, as described under the heading “— Status as a Reporting Issuer”;

•
request relief from the SEC or otherwise initiate steps to exit from the reporting requirements under the Exchange Act;

•
the payment of or the making of reasonable provision for the payment of all proven claims and obligations known to the Company, and the making of reserves as will be reasonably sufficient to provide compensation for any contingent Liquidation Claim, including, without limitation, the establishment and setting aside of a reasonable amount of cash and/or property to satisfy such contingent Liquidation Claims against, and obligations of, the Company;

•
the application to the CRA and other applicable governmental authorities for tax and other clearance certificates;

•
in accordance with the BCBCA and any order of the Court, the pro rata distribution to Registered Shareholders of the remaining assets of the Company after taking into account the payment or provision for payment of proven claims and contingent Liquidation Claims against and obligations of the Company; and

•
the winding up and dissolution of the Company.

Trading of Common Shares
If the Company proceeds with the Liquidation, we anticipate that any and all trading of our Common Shares on Nasdaq or the over-the-counter market, as the case may be, will be suspended as of the Liquidation Date or as soon thereafter as is reasonably practicable, and that we will close our stock transfer books and discontinue recording transfers at that time. Accordingly, it is expected that trading in our Common Shares will cease after the Liquidation Date.
Claims Process
If the Company proceeds with the Liquidation, a Court approved Claims Process will be established following the successful application to the Court under section 325 of the BCBCA for the identification, resolution and barring of Liquidation Claims. The Company anticipates seeking Court approval of a Claims Process as soon as reasonably practicable after the Liquidation Date. The terms of the Claims Process will be subject to the discretion and direction of the Court and may include the provision of written notice of the commencement of the Liquidation to all known creditors of the Company, including its employees, and its present or former officers and directors. Such notice will be published in major newspapers in Canada and the U.S. and will be sent by the Liquidator to known and potential creditors based on the Company’s books and records, informing them of the Liquidation and stating that any Liquidation Claims must be filed with the Liquidator so that they are received by the deadline stated within the letter, which the Company anticipates will be 120 days after the initial Court approval of the Claims Process is obtained, which is consistent with the time periods required pursuant to section 331 of the BCBCA. Shareholders of the Company are hereby notified of the Claims Process and should review the Company’s future press releases and/or the Liquidator’s website for further details.
The Claims Process will request expedited hearings of any disputed Liquidation Claims by the Court, but there are no assurances as to the number of Liquidation Claims that may be filed, the monetary amount of such Liquidation Claims, and the amount of time such Liquidation Claims will require for resolution.
The Claims Process described above is intended to fully and finally determine all claims against the Company. A court order will be sought that any claims not submitted pursuant to the Claims Process will be fully and finally barred (the “Claims Bar Order”) with the intention that no claims should be pursued following the Liquidation of the Company. However, there is no absolute certainty that the risk of claims arising after the Liquidation of the Company will be eliminated completely. See “— Distribution of Assets — Potential Liability of Shareholders” below.
Distribution of Assets
Liquidation Distribution(s)
In connection with the Liquidation, the Liquidator will be authorized and empowered, but not obligated, to cause the Company to sell any of its assets, after paying or making reasonable provision for the payment of Liquidation Claims against and obligations of the Company as required by Law and once it has obtained all required tax clearance certificates, distribute any remaining assets or cash to Shareholders as a reduction of capital and/or as a dividend. Amounts distributed by way of a reduction of capital may, in certain circumstances, be received tax free by the Shareholders. See “— Certain Canadian Federal Income Tax Considerations of the Liquidation”.
The Company will continue to defend any proceedings commenced against it, and incur claims, liabilities and expenses (such as salaries and benefits, directors’ and officers’ insurance, payroll and taxes, legal, accounting and consulting fees and miscellaneous office expenses) during the period following the Liquidation Date until the Liquidation of the Company is complete. Satisfaction of these claims, liabilities and expenses will reduce the amount of assets available for ultimate distribution to the Registered Shareholders.
The Company currently expects that any Liquidation distributions will consist almost entirely of the Company’s cash on hand, net of costs that are necessary to fund the Company’s liabilities and cover its expenses, including the expenses related to the Liquidation. See “— Uncertainity of Liquidation Distribution Amounts” below.
Many of the factors influencing the value of any distributions made as part of the Liquidation, cannot currently be quantified with certainty and are subject to change, including the amount of cash the Company will need to fund the Liquidation, and other risks over which we have no control, including the Company’s inability to predict the amount of its remaining liabilities or the amount that the Company will incur during the course of the Liquidation, the net value, if any, of its remaining non-cash assets and the fact that, if the Liquidation is approved, the Liquidator will have the power and authority to approve the number, amount and timing of any Liquidation distributions. In addition, the timing and amount of any distributions may be impacted by (i) the Company’s and/or the Liquidator’s discussions with the CRA and other applicable taxation authorities in finalizing the Company’s and its Subsidiaries final Tax Returns and the amounts of their corresponding Tax liabilities and (ii) the number and complexity of claims resulting from the Claims Process and whether any disputed claims can be reserved for or processed in an expedited manner. There is no guarantee of the value of any distribution. The Company cannot determine at this time when, or potentially whether, it will be able to make any Liquidation distributions to the Company’s Shareholders or the value of any such distributions. Shareholders may receive substantially less than the value expected to receive. Accordingly, you will not know the amount of any liquidation distributions you may receive in connection with the Liquidation when you vote on the Liquidation Resolution.
Based upon the foregoing, liquidation distribution(s), if made, are expected to be comprised of cash, payable as a return of capital. Following the completion of the Claims Process, the Company expects to issue a press release as to the estimated amount, character and timing of any Liquidation distributions. The Liquidator’s website will also include periodic updates in respect of estimated amount, character and timing of any Liquidation distributions

Uncertainty of Liquidation Distribution Amounts
If the Company proceeds with the Liquidation, the Company expects that the distribution to Shareholders in connection with the Liquidation will consist almost entirely of the Company’s cash on hand, net of costs that are necessary to fund the Company’s liabilities and cover its expenses, including the expenses related to the Liquidation.
Further, the Company may be subject to contingent claims including lawsuits. If such contingent claims are determined to be valid, the Company could be required to pay significant amounts to these contingent claimants and, even if it is successful in defending such claims, the Company could incur significant legal costs to do so, either of which could result in a significant reduction in the amount available to be distributed to its Shareholders and/or a significant delay in the timing of any such distribution.
As a result, the amount of cash and/or assets to be distributed to Shareholders as Liquidation distributions cannot currently be quantified with certainty and is subject to change. Shareholders may receive substantially less than their pro rata share of the net assets of the Company. Accordingly, you will not know the amount of any Liquidation distributions you may receive as a result of the Liquidation when you vote on the proposal to approve the Liquidation.
Potential Liability of Shareholders
Under the BCBCA, despite the Liquidation, each Shareholder to whom any of its property has been distributed is potentially liable, for a period of two years, to any person claiming under section 346 of the BCBCA to the extent of the amount received by that Shareholder upon the distribution, and an action to enforce such liability may be brought.
Section 346 of the BCBCA provides that, despite the dissolution of a company under the BCBCA:
•
a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding (each, a “legal proceeding”) that was commenced by or against a company before its dissolution may be continued as if the company had not been dissolved; and

•
a legal proceeding may be brought against a company within two years after its dissolution, as if the company had not been dissolved.

A Shareholder will not be liable under Section 346 of the BCBCA unless (a) in the case of a legal proceeding that is ongoing, such shareholder is added as a party to the legal proceeding within two years after the date on which the Company is dissolved, or (b) if a judgement is obtained in a legal proceeding described above, the judgment creditor brings a legal proceeding against such Shareholder within two years after the date on which the Company is dissolved.
Under Section 101 of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended, if a distribution is made to the Shareholders (i) at a time when the Company is insolvent; or (ii) that renders the Company insolvent, a court may, in certain circumstances, give judgment against a Shareholder who received such distribution in the amount of the distribution received and interest thereon.
The Claims Process described under the heading “Claims Process”, including the Claims Bar Order, is intended to mitigate the risk that any claims may arise following the Liquidation of the Company, but there is no absolute certainty that this risk will be eliminated completely.
Interests of the Directors and Executive Officers in the Liquidation
Some of our directors and executive officers may have interests in the Liquidation that are different from, or in addition to, the interests of our Shareholders generally, namely, the Company’s continuing indemnification obligations to its directors and officers. While our executive officers may be entitled to certain change in control payments or benefits in connection with the Arrangement, the Liquidation will not give rise to any incremental compensation, severance or change in control benefits for our directors or executive officers.
Common Share Ownership
Certain members of the Board and our executive officers own, as of August 5, 2025, an aggregate of 959,635 Common Shares. In connection with any Liquidation distributions, certain of our directors and our executive officers will be entitled to the same pro rata cash distributions as our Shareholders based on their ownership of Common Shares. See “Important Information About the Company — Security Ownership” beginning on page 100 of this Proxy Statement for a table setting forth the number of Common Shares of the Company beneficially owned by each of our directors and executive officers as of August 5, 2025.
Indemnification of Directors and Officers
If the Company proceeds with the Liquidation, the Company will continue, until the completion of the Liquidation, to indemnify and provide for advancement of expenses to its officers, directors, employees, agents and representatives in accordance with the Company’s organizational documents, any contractual arrangements and applicable Law, for acts or omissions of such persons in connection with the implementation of the Liquidation and the winding up of the affairs of the Company. The Company’s obligation to indemnify (or advance expenses to) such persons may also be satisfied out of insurance proceeds.
The Board or any trustee(s) or agent(s) as may be appointed by the Board in connection with the Liquidation, as applicable, is authorized to obtain and maintain insurance as may be necessary, appropriate or desirable to cover the Company’s obligations in connection with the Liquidation, including its existing directors’ and officers’ liability insurance policy or any replacement policy.
Certain Canadian Federal Income Tax Considerations of the Liquidation
The following is a summary as of the date prior to the date hereof of the principal Canadian federal income tax considerations under the Income Tax Act (Canada) and the regulations thereunder (collectively, the “Tax Act”) generally applicable to Shareholders of the Liquidation, winding-up and dissolution of the Company and the distribution of any amounts on the Liquidation, winding-up and dissolution of the Company. This summary is applicable only to a Shareholder who, at all relevant times, for purposes of the Tax Act: (a) deals at arm’s length with the Company; (b) is not affiliated with the Company; and (c) holds Common Shares as capital property (a “Holder”).
Generally, Common Shares will be capital property to a Holder unless the Common Shares are held or were acquired in the course of carrying on a business of buying or selling securities or as part of an adventure or concern in the nature of trade. Certain Resident Holders (as defined below) may be entitled to make an irrevocable election permitted by subsection 39(4) of the Tax Act, the effect of which would be to deem to be capital property any Common Shares (and all other “Canadian securities” (as defined in the Tax Act)) owned by such Resident Holder in the taxation year in which the election is made and in all subsequent taxation years. Resident Holders whose Common Shares might not otherwise be considered to be capital property should consult their own tax advisors concerning this election.
This summary does not describe the tax considerations of the Liquidation, winding-up and dissolution of the Company to Optionholders or Warrantholders. Optionholders and Warrantholders should consult their own tax advisors. In addition, this summary is also not applicable to a Shareholder who acquired their Common Shares on the exercise of Options. Such Shareholders should consult their own tax advisors.
This summary is not applicable to a Holder (i) that is a “specified financial institution” (as defined in the Tax Act), (ii) an interest in which is a “tax shelter investment” (as defined in the Tax Act), (iii) that is a “financial institution” (as defined in the Tax Act) for purposes of the “mark-to-market” rules in the Tax Act, (iv) that reports its “Canadian tax results” (as defined in the Tax Act) in a currency other than Canadian dollars, (v) that is exempt from tax under Part I of the Tax Act, (vi) that has entered into a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) in respect of the Common Shares, (vii) that is a “foreign affiliate” (as defined in the Tax Act) of a taxpayer resident in Canada, or (viii) that is otherwise of special status or in special circumstances. Such Holders should consult their own tax advisors.
This summary is based on the current provisions of the Tax Act and an understanding of the current administrative policies and assessing practices of the Canada Revenue Agency (the “CRA”) published in writing prior to the date hereof. This summary takes into account all specific proposals to amend the Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date hereof (the “Proposed Amendments”) and assumes that all Proposed Amendments will be enacted in the form proposed.

No assurances can be given that the Proposed Amendments will be enacted as proposed, or at all. This summary does not otherwise take into account or anticipate any changes in Law or administrative policies or assessing practices whether by legislative, regulatory, administrative or judicial action or decision, nor does it take into account tax legislation or considerations of any province, territory or foreign jurisdiction which may be different from those discussed herein.
This summary assumes that any distributions made on the Liquidation, winding-up and dissolution of the Company are considered to occur on the winding-up or discontinuance of the Company’s business for purposes of the Tax Act.
This summary is of a general nature only and is not, and is not intended to be, legal or tax advice to any particular Holder. This summary is not exhaustive of all Canadian federal income tax considerations. Accordingly, Holders should consult their own tax advisors having regard to their own particular circumstances.
Holders Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, is, or is deemed to be, resident in Canada (a “Resident Holder”). Holders should confirm with their own tax advisors whether they are a Resident Holder.
(i)
Distributions to Resident Holders

Where a distribution made on the Liquidation, winding-up and dissolution of the Company is effected through a reduction of the capital in respect of the Common Shares of the Company, a Resident Holder will be considered to have received a taxable dividend equal to the amount, if any, by which the amount of the distribution received by the Resident Holder exceeds the amount by which the “paid-up capital” (as defined in the Tax Act) of the Resident Holder’s Common Shares is reduced by the reduction of capital in respect of the Common Shares. The Company reasonably expects that the paid-up capital of the Common Shares will be greater than the anticipated aggregate amount of the distributions, with the result that no portion of the distributions expected to be paid to the Resident Holders on the reduction of capital and on the Liquidation, winding-up and dissolution of the Company should be classified as a taxable dividend. Provided that this expectation is correct, no deemed dividend on the Common Shares should arise as a consequence of any distribution. However, no third party determination of the paid-up capital has been sought or obtained and the CRA could take a different view as to the calculation of the paid-up capital of the Common Shares, which could result in materially different tax consequences to the Resident Holders. Any deemed dividend on the Common Shares would be taxable to a Resident Holder, as generally described below under the heading “Holders Resident in Canada — (iv) Taxation of Dividends”.
Any portion of a distribution received on a reduction of the paid-up capital in respect of the Resident Holder’s Common Shares will be deducted from the Resident Holder’s adjusted cost base of its Common Shares. To the extent that the amount received on such reduction of paid-up capital exceeds the adjusted cost base to the Resident Holder of the Common Shares, the adjusted cost base of the Common Shares to the Resident Holder will be reduced to nil and the excess of such paid-up capital reduction over the resulting reduction in adjusted cost base will be deemed to be a capital gain of the Resident Holder. The tax consequences to a Resident Holder of any such capital gain are generally as described below under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses”.
(ii)
Cancellation of the Common Shares

A Resident Holder will realize a capital loss on the cancellation of the Resident Holder’s Common Shares on the final dissolution of the Company equal to the positive amount, if any, of the adjusted cost base of the Resident Holder’s Common Shares determined immediately before that time. The tax consequences to a Resident Holder of such capital losses are generally as described below under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses”.
(iii)
Taxation of Dividends

Dividends (including deemed dividends) received on the Common Shares by a Resident Holder who is an individual (other than certain trusts) will be included in the individual’s income and will be subject to the gross-up and dividend tax credit rules applicable to taxable dividends received by individuals from “taxable Canadian corporations”, as defined in the Tax Act, including the enhanced dividend tax credit rules applicable to any dividends designated by the Company as “eligible dividends” in accordance with the Tax Act. There may be limits on the ability of the Company to designate dividends as eligible dividends. Dividends received by individuals (other than certain trusts) may give rise to alternative minimum tax under the Tax Act, depending on the individual’s circumstances.
Dividends (including deemed dividends) received on the Common Shares by a Resident Holder that is a corporation will be included in computing the corporation’s income and will generally be deductible in computing its taxable income. In certain circumstances, subsection 55(2) of the Tax Act will treat a taxable dividend received by a Resident Holder that is a corporation as proceeds of disposition or a capital gain. Resident Holders that are corporations are urged to consult their own tax advisors having regard to their particular circumstances.
A Resident Holder that is a “private corporation” or a “subject corporation” (each as defined in the Tax Act), may be liable to pay a refundable tax under Part IV of the Tax Act on dividends received (or deemed to be received) on the Common Shares to the extent that such dividends are deductible in computing the Resident Holder’s taxable income. A “subject corporation” is generally a corporation (other than a private corporation) resident in Canada and controlled directly or indirectly by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts).
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include dividends received or deemed to be received in respect of the Common Shares, but not dividends or deemed dividends that are deductible in computing the dividend recipient’s taxable income. Resident Holders to whom these rules may apply should consult their own tax advisors.
(iv)
Taxation of Capital Gains and Losses

Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain (a “taxable capital gain”) realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss (an “allowable capital loss”) realized in a taxation year from taxable capital gains realized by the Resident Holder in such taxation year. Allowable capital losses in excess of taxable capital gains for the year of disposition may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years, in accordance with and subject to the rules contained in the Tax Act.
The amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a Common Share may be reduced by the amount of any dividends received (or deemed to be received) by it on such Common Share to the extent and under the circumstances prescribed by the Tax Act. Similar rules may apply where a Common Share is owned by a partnership or trust of which a corporation, trust or partnership is a member or beneficiary. Such Resident Holders should consult their own tax advisors.
A Resident Holder that, throughout the relevant taxation year, is a “Canadian-controlled private corporation” or, at any time in a relevant taxation year, a “substantive CCPC” (each as defined in the Tax Act) may be liable for an additional tax (refundable in certain circumstances) on its “aggregate investment income”, which is defined in the Tax Act to include amounts in respect of taxable capital gains. Resident Holders to whom these rules may apply should consult their own tax advisors.
A capital gain realized by a Resident Holder who is an individual or trust (other than certain trusts) may result in such Resident Holder being liable for alternative minimum tax under the Tax Act.
Holders Not Resident in Canada
This portion of the summary is generally applicable to a Holder who, at all relevant times, for purposes of the Tax Act, has not been and is not, and is not deemed to be, resident in Canada and does not use or hold and is not deemed to use or hold the Common Shares in a business carried on in Canada (a “Non-Resident Holder”). This portion of the summary is not applicable to Non-Resident Holders that are: (i) insurers carrying on an insurance business in Canada and elsewhere; or (ii) “authorized foreign banks” (as defined in the Tax Act). Such Non-Resident Holders should consult their own tax advisors.
(i)
Distributions to Non-Resident Holders

The consequences to Non-Resident Holders of any distribution under the Tax Act will be as described above under the heading “Holders Resident in Canada — (i) Distributions to Resident Holders”. Any deemed dividend on the Common Shares would be taxable to a Non-Resident Holder, as generally described below under the heading “Holders Not Resident in Canada — (ii) Taxation of Dividends”. The tax consequences to a Non-Resident Holder of any capital gains are generally as described below under the heading “Holders Not Resident in Canada — (iii) Taxation of Capital Gains”.
(ii)
Taxation of Dividends

Any dividend that is, or is deemed to be, paid or credited by the Company to a Non-Resident Holder will be subject to Canadian withholding tax at a rate of 25% or such lower rate as may be provided under the terms of an applicable income tax treaty or convention. Under the Canada-United States Income Tax Convention the rate of withholding tax on dividends paid or credited to a Non-Resident Holder that is fully entitled to the benefits of such treaty is generally reduced to 15% of the gross amount of the dividends (or 5% in the case of a Non-Resident Holder that is a corporation entitled to full benefits under the Canada-United States Income Tax Convention beneficially owning at least 10% of the Company’s voting shares).
(iii)
Taxation of Capital Gains

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on any disposition or deemed disposition of Common Shares (including as a result of having a negative adjusted cost base in the Non-Resident Holder’s Common Shares), unless the Common Shares are, or are deemed to be, “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of disposition or deemed disposition and the gain is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention.
Generally, a Common Share will not constitute taxable Canadian property of a Non-Resident Holder at the time of disposition unless, at any time during the 60 month period immediately preceding the disposition or deemed disposition of the Common Share, the Common Share derived more than 50% of its fair market value directly or indirectly from, or from any combination of, real or immovable property situated in Canada, “Canadian resource properties”, “timber resource properties” (each as defined in the Tax Act), or options in respect of, interests in, or for civil law rights in, any such property (whether or not such property exists). Notwithstanding the foregoing, a Common Share may be deemed to be taxable Canadian property in certain other circumstances. Non-Resident Holders should consult their own tax advisors in this regard.
In the event that Common Shares constitute taxable Canadian property to a Non-Resident Holder and any capital gain realized by the Non-Resident Holder on the disposition or deemed disposition of the Common Shares (including as a result of having a negative adjusted cost base in the Non-Resident Holder’s Common Shares) is not exempt from Canadian tax pursuant to the terms of an applicable income tax treaty or convention, then the tax consequences described above under the heading “Holders Resident in Canada — (iv) Taxation of Capital Gains and Losses” will generally apply.
Non-Resident Holders whose Common Shares may constitute taxable Canadian property should consult their own tax advisors for advice having regard to their particular circumstances.
Certain U.S. Federal Income Tax Considerations of the Liquidation
The following is a summary of certain anticipated U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) of Common Shares whose Common Shares are redeemed pursuant to the Liquidation. This summary addresses only holders who hold the Common Shares as “capital assets” (generally, assets held for investment purposes).

The following summary does not purport to address all U.S. federal income tax consequences that may apply to a U.S. Holder (as defined below) as a result of the Liquidation, nor does it take into account the specific circumstances of any particular holder, some of which may be subject to special tax rules (including, but not limited to, brokers, dealers in securities or currencies, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, banks, thrifts and other financial institutions, persons liable for alternative minimum tax, persons that hold an interest in an entity that holds the Common Shares, persons that will own, or will have owned, directly, indirectly or constructively 10% or more (by vote or value) of our stock, persons that hold the Common Shares as part of a hedging, integration, conversion or constructive sale transaction or a straddle, Shareholders who acquired their Common Shares through the exercise of an employee stock option or otherwise as compensation, former citizens or permanent residents of the United States, or persons whose functional currency is not the U.S. dollar).
This summary is based on the Code, U.S. Treasury regulations, administrative pronouncements and rulings of the United States Internal Revenue Service (the “IRS”), judicial decisions and the Canada-United States Income Tax Convention (1980), as amended, all as in effect on the date hereof, and all of which are subject to change (possibly with retroactive effect) and to differing interpretations. Except as specifically set forth below, this summary does not discuss applicable income tax reporting requirements. This summary does not describe any state, local or non-U.S. tax law considerations, or any aspect of U.S. federal tax law other than income taxation (e.g., estate or gift tax or the Medicare contribution tax). U.S. Holders (as defined below) should consult their tax advisers regarding such matters.
No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences to U.S. Holders (as defined below) of the Liquidation. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to different interpretations, the IRS and U.S. courts could disagree with one or more of the positions taken in this summary.
As used in this summary, a “U.S. Holder” is a beneficial owner of the Common Shares who, for U.S. federal income tax purposes, is (i) a citizen or individual resident of the United States, (ii) a corporation (or other entity that is classified as a corporation for U.S. federal income tax purposes) that is created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate whose income is subject to U.S. federal income tax regardless of its source, or (iv) a trust if (A) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (B) the trust has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.
If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds Common Shares, the U.S. federal income tax treatment of a partner will depend on the status of the partner and the activities of the partnership. Partnerships holding Common Shares and partners in such partnerships should consult their tax advisers as to the particular U.S. federal income tax considerations relating to the Liquidation.
For purposes of this summary, a “non-U.S. holder” is a beneficial owner of Common Shares, other than a partnership or other entity taxable as a partnership for U.S. federal income tax purposes, that is not a U.S. Holder. This discussion does not address the U.S. federal income tax consequences of the Liquidation, applicable to non-U.S. holders of Common Shares. Accordingly, a non-U.S. holder should consult its tax advisor regarding all U.S. federal, state, local and non-U.S. tax considerations relating to the Liquidation.
Tax Considerations Relevant to U.S. Holders — the Liquidation
In general, for U.S. federal income tax purposes, if the Company effects the Liquidation, we intend to treat U.S. Holders as receiving a series of liquidating distributions (including the Distribution and any distributions received pursuant to the Liquidation) in complete liquidation of the Company in which U.S. Holders are treated as receiving such amounts as full payment in exchange for their Common Shares. Accordingly, subject to the discussion below under “Passive Foreign Investment Company Considerations,” a U.S. Holder who receives cash in exchange for Common Shares pursuant to the Liquidation will recognize capital gain or loss in an amount equal to the difference, if any, between (1) the amount of cash received (expressed in U.S. dollars) and (2) the U.S. Holder’s adjusted tax basis (expressed in U.S. dollars) in such Common Shares decreased by any amounts received in the Distribution.
If a U.S. Holder is required to satisfy any liability of ours not fully covered by our reserves, payments by U.S. Holders in satisfaction of such liabilities would generally produce a capital loss in the year paid, which, in the hands of individual U.S. Holders, could not be carried back to prior years to offset capital gains realized from Liquidation distributions in those years.
If a U.S. Holder’s holding period in the Common Shares with respect to which it receives the Distribution and any distributions received pursuant to the Liquidation is greater than one (1) year as of the date of the Distribution, any gain or loss generally will be long-term capital gain or loss. Subject to the discussion below under “— Passive Foreign Investment Company Considerations,” long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations. If a U.S. Holder acquired different blocks of Common Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Common Shares. In general, each U.S. Holder must allocate liquidating distributions proportionally to each block of Common Shares and compare the allocated portion of each liquidating distribution with the U.S. Holder’s adjusted tax basis in each block of Common Shares at the time of such distribution. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
Passive Foreign Investment Company Considerations
If the Company was classified as a PFIC in any taxable year in which a U.S. Holder held Common Shares of the Company, such U.S. Holder will be subject to special rules with respect to any gain recognized under the Liquidation.
A foreign corporation will be considered a PFIC for any taxable year in which (1) 75% or more of its gross income is “passive income” under the PFIC rules or (2) 50% or more of the average quarterly value of its assets produce (or are held for the production of) “passive income.” For this purpose, “passive income” generally includes interest, dividends, certain rents and royalties, and certain gains. Moreover, for purposes of determining if the foreign corporation is a PFIC, if the foreign corporation owns, directly or indirectly, at least 25%, by value, of the shares of another corporation, it will be treated as if it holds directly its proportionate share of the assets and receives directly its proportionate share of the income of such other corporation. If a corporation is treated as a PFIC with respect to a U.S. Holder for any taxable year, the corporation will continue to be treated as a PFIC with respect to that U.S. Holder in all succeeding taxable years, regardless of whether the corporation continues to meet the PFIC requirements in such years, unless certain elections are made.
The determination as to whether a foreign corporation is a PFIC is based on the application of complex U.S. federal income tax rules, which are subject to differing interpretations, and the determination will depend on the composition of the income, expenses and assets of the foreign corporation from time to time and the nature of the activities performed by its officers and employees. The Company believes that it was classified as a PFIC for the taxable year ending September 30, 2024 and in certain prior years, and expects to be classified as a PFIC for the current taxable year. However, the Company’s actual PFIC status for the current taxable year is uncertain and cannot be determined until after the end of the taxable year.
If the Company is classified as a PFIC, a U.S. Holder that does not make any of the elections described below would be required to report any gain recognized in connection with the Liquidation as ordinary income, rather than as capital gain, and to allocate such gain ratably over each day in the U.S. Holder’s holding period (or a portion thereof) for the Common Shares. The amounts allocated to the taxable year during which the gain is realized or distribution is made, and to any taxable years in such U.S. Holder’s holding period that are before the first taxable year in which we are treated as a PFIC with respect to the U.S. Holder, would be included in the U.S. Holder’s gross income as ordinary income for the taxable year of the gain. The amount allocated to each other taxable year would be taxed as ordinary income in the taxable year during which the gain is realized at the highest tax rate in effect for the U.S. Holder in that other taxable year and would be subject to an interest charge as if the income tax liabilities had been due with respect to each such prior year. U.S. Holders would not be able to offset any such gain recognized with losses.
The adverse tax consequences described above may be mitigated if a U.S. Holder makes or has made a timely “qualified electing fund” election (a “QEF election”) with respect to its interest in the PFIC. Consequently, if we are classified as a PFIC, it may be advantageous for a U.S. Holder to elect to treat us as a “qualified electing fund” with respect to such U.S. Holder in the first year in which it holds Common Shares. If a U.S. Holder makes a timely QEF election with respect to the Company, the electing U.S. Holder would be required in each taxable year that we are considered a PFIC to include in gross income (i) as ordinary income, the U.S. Holder’s pro rata share of the ordinary earnings of the Company and (ii) as capital gain, the U.S. Holder’s pro rata share of the net capital gain (if any) of the Company, whether or not the ordinary earnings or net capital gain are distributed. An electing U.S. Holder’s basis in Common Shares will be increased to reflect the amount of any taxed but undistributed income. Distributions of income that had previously been taxed will result in a corresponding reduction of basis in the Common Shares and will not be taxed again as distributions to the U.S. Holder.
If a U.S. Holder has made a valid election to treat the Company as a QEF, in lieu of being subject to the PFIC tax and interest charge rules discussed above, such U.S. Holder will generally recognize gain or loss for U.S. federal income tax purposes in connection with the receipt of cash, if any, in the Liquidation, in an amount equal to the difference between the amount realized pursuant to such transactions and the U.S. Holder’s adjusted tax basis in its Common Shares. The U.S. Holder’s adjusted tax basis in the Common Shares includes any adjustments to such tax basis as a result of any income recognised as a result of the U.S. Holder’s QEF election with respect to the Company. Long-term capital gain of individuals and certain other non-corporate U.S. Holders will generally be eligible for a reduced rate of taxation. The deductibility of a capital loss may be subject to limitations. Any capital gain or loss will generally be treated as U.S.-source gain or loss for U.S. foreign tax credit purposes, which will generally limit the availability of foreign tax credits.
Alternatively, if the Company were to be classified as a PFIC, a U.S. Holder could also avoid certain of the rules described above by making a “mark-to-market election” (instead of a QEF election), provided the Common Shares are treated as regularly traded on a qualified exchange or other market within the meaning of the applicable U.S. Treasury Regulations.
U.S. Holders should consult their tax advisers regarding the potential availability and consequences of a mark-to-market election, as well as the advisability of making a QEF election.
During any taxable year in which the Company is treated as a PFIC with respect to a U.S. Holder, that U.S. Holder generally must file IRS Form 8621. U.S. Holders should consult their tax advisers concerning annual filing requirements.
Required Disclosure with Respect to Foreign Financial Assets
Certain U.S. Holders are required to report information relating to an interest in the Common Shares, subject to certain exceptions (including an exception for common shares held in accounts maintained by certain financial institutions), by attaching a completed IRS Form 8938, Statement of Specified Foreign Financial Assets, with their tax return for each year in which they hold an interest in Common Shares. U.S. Holders should consult their tax advisers regarding information reporting requirements relating to their ownership of the Common Shares.
Information Reporting and Backup Withholding
Payments made to holders in exchange for Common Shares pursuant to the Liquidation may be subject, under certain circumstances, to information reporting and backup withholding (currently at a rate of 24%). To avoid backup withholding, a U.S. Holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. Holder is a U.S. person, the taxpayer identification number (generally, an employer identification number or social security number) provided is correct and such U.S. Holder is not subject to backup withholding. In general, a non-U.S. holder will not be subject to U.S. federal backup withholding and information reporting with respect to cash payments to the non-U.S. holder pursuant to the Liquidation if the non-U.S. holder has provided an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable version of IRS Form W-8.
Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund from the IRS or credited against a holder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
This summary of certain U.S. federal income tax considerations is for general information only and is not tax advice. Shareholders should consult their tax advisors as to the specific tax considerations applicable to them in connection with the Liquidation, including the applicability and effect of the alternative minimum tax and the effect of any federal, state, local, foreign and other tax laws.
Consequences if the Liquidation is not Approved
IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED AND THE ARRANGEMENT IS TERMINATED, THE FUTURE OF THE COMPANY WILL BE UNCERTAIN, AND ANY REALIZATION OF VALUE FOR YOUR COMMON SHARES WILL LIKELY BE SIGNIFICANTLY DELAYED OR YOU MAY NOT REALIZE ANY VALUE FOR YOUR COMMON SHARES. IF THE LIQUIDATION RESOLUTION AND THE LIQUIDATOR RESOLUTION ARE NOT APPROVED, THE COMPANY MAY APPLY TO COURT FOR AN ORDER THAT A LIQUIDATOR BE APPOINTED AND THAT THE COMPANY BE LIQUIDATED, WOUND UP AND DISSOLVED.
Vote Required and Board of Director’s Recommendation
Approval of the Liquidation Resolution and the Liquidator Resolution would give the Board authority to complete, among other things, the Liquidation as described herein.
PROPOSAL NO. 3 — THE LIQUIDATION RESOLUTION
This proposal requires the affirmative vote of two-thirds of the votes cast by, or on behalf of, the Shareholders of the Company entitled to vote present in person or by proxy voting at the Special Meeting. Unless the Shareholder directs that the Shareholder’s Common Shares are to be voted against the Liquidation Resolution, the Persons named in the enclosed Form of Proxy intend to vote FOR the Liquidation Resolution.
The following special resolution will be submitted for a Shareholder vote at the Special Meeting: “BE IT RESOLVED AS A SPECIAL RESOLUTION OF SHAREHOLDERS THAT:
1.
the Company is hereby authorized to voluntarily liquidate, wind-up and dissolve pursuant to section 319 of the BCBCA, which Liquidation shall become effective and commence only if the Arrangement is terminated and at a time to be determined by the Board of the Company;

2.
the Company is hereby authorized to make one or more distributions as part of the Liquidation by way of a reduction of capital, in an amount not to exceed the capital, provided that the solvency requirements of the BCBCA and Section 101 of the Bankruptcy and Insolvency Act, R.S.C. 1985, c. B-3, as amended, are satisfied at the time of the distribution;

3.
notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the Shareholders, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the BCBCA revoke this special resolution at any time before it is acted upon without further approval of the Shareholders; and

4.
any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution.”

The Board of Directors unanimously recommends that our Shareholders vote “FOR” the Liquidation Resolution.
PROPOSAL NO. 4 — THE LIQUIDATOR RESOLUTION
This proposal requires the affirmative vote of a majority of the votes cast by, or on behalf of, the Shareholders entitled to vote present in person or by proxy voting at the Special Meeting. Unless the shareholder directs that the Shareholder’s Common Shares are to be voted against the Liquidator Resolution, the Persons named in the enclosed Form of Proxy intend to vote FOR the Liquidator Resolution.
The following ordinary resolution will be submitted for a Shareholder vote at the Special Meeting: “BE IT RESOLVED AS AN ORDINARY RESOLUTION OF SHAREHOLDERS THAT:
1.
PwC, or, in the alternative, another liquidator of nationally recognized experience, is hereby appointed as the liquidator of the Company pursuant to Section 319(2)(a) of the BCBCA (the “Liquidator”) to, inter alia, liquidate the Company in accordance with the BCBCA, and any order of the Court, and wind-up and dissolve the Company in accordance with section 341 to 343 of the BCBCA and any order of the Court;

2.
the Board is hereby authorized to set the remuneration of the Liquidator;

3.
notwithstanding the provisions hereof, the Board is authorized to delay or determine not to proceed with the implementation of any of the matters contemplated by the foregoing resolutions and the Proxy Statement, without further approval of the Shareholders, if in the opinion of the Board, it is necessary or desirable to do so, and may, pursuant to the provisions of the BCBCA revoke this ordinary resolution at any time before it is acted upon without further approval of the Shareholders; and

4.
any officer or director of the Company be and is hereby authorized, on behalf of and in the name of the Company, to take all necessary steps and proceedings, and to execute and deliver and file any and all declarations, agreements, documents and other instruments and to do all such other acts and things (whether under corporate seal of the Company or otherwise) that may be necessary or desirable to give effect to the provisions of this resolution.”

The Board of Directors unanimously recommends that our Shareholders vote “FOR” the Liquidator Resolution.
OTHER MATTERS
Other Matters for Action
As of the date of this Circular and Proxy Statement, the Board knows of no matters that will be presented for consideration at the Special Meeting other than as described in this Circular and Proxy Statement.
Adjournments or Postponements
Subject to the terms of the Agreement, the Special Meeting may be adjourned from time to time.
Future Shareholder Proposals
If the Arrangement is consummated, we will not have public shareholders and there will be no public participation in any future meeting of shareholders. However, if the Arrangement is not completed, we expect to hold a 2026 Annual Meeting of Shareholders. In addition to complying with the advanced notice provisions included in our articles, which required that nominating shareholders’ notice be received no later than 30 days before the 2026 Annual Meeting of Shareholders, a Shareholder who would like to have a proposal considered for inclusion in our 2026 proxy statement must have submitted the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the 2026 proxy materials must be received by us no later than September 30, 2025. SEC rules set standards for eligibility and specify the types of shareholder proposals that may be excluded from a proxy statement. In addition, shareholders who would like to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than January 5, 2026.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at the 2026 Annual Meeting of Shareholders and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to such annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Shareholder proposals should be addressed to ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada, Attention: Chief Financial Officer.
Householding of Special Meeting Materials
The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy the delivery requirements for information circular and proxy statements with respect to two or more Securityholders sharing an address by delivering a single Circular and Proxy Statement, as applicable, addressed to those Securityholders, unless contrary instructions have been received. This procedure, which is commonly referred to as “householding,” reduces the amount of duplicate information that Securityholders receive and lowers printing and mailing costs for companies.
Certain brokerage firms may have instituted householding for beneficial owners of Securities held through brokerage firms. If your family has multiple accounts holding Securities, you may have already received a householding notification from your broker. You may decide at any time to revoke your decision to household, and thereby receive multiple copies of proxy materials. If you wish to opt out of this procedure and receive a separate set of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one, you should contact your broker, trustee or other nominee or the Company at the address and telephone number below. A separate copy of these materials will be promptly delivered upon request by writing to ESSA Pharma Inc., 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada, or by telephone at (778) 331-0962.
WHERE YOU CAN FIND MORE INFORMATION
Investors and Shareholders may obtain free copies of this Circular and Proxy Statement and other documents that are filed or will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov, the Company’s website at www.essapharma.com. Financial information is provided in the Company’s comparative Financial Statements and management’s discussion and analysis for its most recently completed financial year and its most recently completed interim period which are filed on SEDAR+ and EDGAR, and will be sent without charge to any Securityholder upon request by requesting them in writing from the Company at 999 West Broadway Street, Suite 720, Vancouver, BC V5Z 1K5, Canada, or by telephone at (778) 331-0962.
The auditor of the Company is Davidson & Company LLP, Independent Registered Public Accounting Firm, having an address at 609 Granville St, Suite 1200, Vancouver, BC, V7Y 1G6, Canada.
Our Annual Report on Form 10-K for the fiscal year ended September 30, 2024, filed with SEC on December 17, 2024, and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025 are incorporated by reference herein and are available on the Company’s profile on EDGAR at www.sec.gov and on SEDAR+ at www.sedarplus.ca., and constitute part of, this Circular and Proxy Statement (except with respect to any reference in such documents to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995).
No Persons have been authorized to give any information or to make any representations other than those contained in this Circular and Proxy Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Circular and Proxy Statement is dated [   •   ], 2025. You should not assume that the information contained in this Circular and Proxy Statement is accurate as of any date other than that date, and the mailing of this Circular and Proxy Statement to Securityholders shall not create any implication to the contrary. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THIS CIRCULAR AND PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND RELATED MATTERS.
Securities legislation in the provinces and territories of Canada provides security holders of the Company with, in addition to any rights they may have at Law, one or more rights of rescission, price revision or to damages, if there is a misrepresentation in a circular or notice that is required to be delivered to the security holders. However, such rights must be exercised within prescribed time limits. Security holders should refer to the applicable provisions of the securities legislation of their province or territory for particulars of those rights or consult a lawyer.
The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it is made.
GLOSSARY OF TERMS
In this Circular and Proxy Statement, the following capitalized words and terms shall have the following meanings:
“Acquisition Proposal” means, other than the transactions contemplated by the Agreement, any offer, proposal or inquiry (written or oral) from any Person or group of Persons other than the Purchaser (or any Affiliate of the Purchaser) after the date of the Agreement relating to: (i) any direct or indirect acquisition, sale, disposition (or any lease or other arrangement having the same economic effect as a sale or disposition), in a single transaction or a series of related transactions, of assets representing 20% or more of the consolidated assets or contributing 20% or more of the consolidated revenue of the Company and its Subsidiaries or of 20% or more of the voting, equity or other securities of the Company or any of its Subsidiaries (or rights or interests therein or thereto); (ii) any direct or indirect take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in a Person or group of Persons beneficially owning 20% or more of any class of voting, equity or other securities or any other equity interests (including securities convertible into or exercisable or exchangeable for securities or equity interests) of the Company or any of its Subsidiaries; (iii) any plan of arrangement, merger, amalgamation, consolidation, share exchange, business combination, reorganization, recapitalization, joint venture, partnership, liquidation, dissolution, winding up or exclusive license involving the Company or any of its Subsidiaries; (iv) any other similar transaction or series of transactions involving the Company or any of its Subsidiaries; or (v) any other transaction, the consummation of which would reasonably be expected to impede, prevent or delay the transactions contemplated by the Agreement or the Arrangement.
“Affected Person” has the meaning ascribed thereto in “Procedure for Exchange of Shares — Withholding Rights”.
“Affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions.
“Agreement” means the Business Combination Agreement dated July 13, 2025, between the Company and the Purchaser, including the schedules attached thereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.
“allowable capital loss” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Distribution”, “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation” as applicable.
“Annual Financial Statements” means the audited consolidated financial statements of the Company as at and for the fiscal year ended March 31, 2025, together with the notes thereto and the auditor’s report thereon.
“Arrangement” means the arrangement under Section 288 of the BCBCA on the terms and subject to the conditions set out in the Plan of Arrangement.

“Arrangement Resolution” means the special resolution of the Securityholders authorizing the Arrangement to be considered and voted on at the Special Meeting, substantially in the form attached as Annex D hereto.
“Authorization” means, with respect to any Person, any Order, permit, approval, consent, waiver, licence or similar authorization of any Governmental Entity having jurisdiction over the Person.
“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder.
“Beneficial Shareholder” means a Person who holds Common Shares through an Intermediary or who otherwise does not hold Common Shares in the Person’s name.
“Board” means the board of directors of the Company.
“Board Recommendation” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of British Columbia, and (ii) a day on which banks are generally closed in the Province of British Columbia or the City of San Francisco, California, United States.
“Change of Recommendation” has the meaning ascribed thereto in Section 9.2(a)(iii)(A) of the Agreement.
“Circular and Proxy Statement” means the notice of Special Meeting and accompanying proxy statement and management information circular, including all schedules, appendices and exhibits thereto, to be sent to the Securityholders in connection with the Special Meeting, as amended, supplemented or otherwise modified.
“Closing Net Cash” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means the common shares without par value of the Company.
“Company” means ESSA Pharma Inc.
“Company Information” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Company Litigation” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.
“Company Public Documents” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Consideration” means the Cash Amount plus one CVR per Common Share or, as context dictates, such adjusted Cash Amount as the holders of Options and Warrants will receive in accordance with the Plan of Arrangement, payable as contemplated in the Plan of Arrangement.
“Contemplated Transactions” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Contingent Reserve” means $3,700,000.
“Contract” means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, understanding or other commitment, whether written or oral means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, understanding or other commitment, whether written or oral.
“Convertible Securities” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Court” means the Supreme Court of British Columbia.
“CRA” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Distribution”, “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation”, as applicable.
“CVR Payment Amount” has the meaning scribed thereto in Section 1.1 of the CVR Agreement.

“CVR Payment Date” has the meaning scribed thereto in Section 1.1 of the CVR Agreement.
“Depositary” means Computershare Investor Services Inc.
“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser on the date hereof in connection with the execution of the Agreement.
“Discontinuance” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Dissent Procedures” means the dissent procedures, as described in the Interim Order.
“Dissent Rights” means the rights of dissent in respect of the Arrangement as set out in the provisions of Division 2 of Part 8 of the BCBCA, as modified by the Plan of Arrangement, the Interim Order, and the Final Order.
“Dissent Shares” means the Common Shares held by any of Dissenting Holders.
“Dissenting Holders” means a Registered Shareholder as of the Record Date who has duly and validly exercised its Dissent Rights in strict compliance with Sections 242 to 247 of the BCBCA, as modified by the Interim Order or the Final Order and Section 3.1 of the Plan of Arrangement, and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.
“D&O Tail Policy” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.
“DRS” means direct registration statement.
“EDGAR” means the Electronic Data Gathering Analysis and Retrieval system.
“Effective Date” means the effective date of the Arrangement pursuant to Section 2.8 of the Agreement.
“Effective Time” means 12:01 a.m. (Pacific Time) on the Effective Date, or such other time on the Effective Date as the Parties may agree in writing.
“Employee Plan” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Encumbrance” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Final Order” means the final order of the Court made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, approving the Arrangement, as such Order may be amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended (provided that any such affirmation or amendment is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal, including all amendments thereto made prior to the Effective Time.
“Financial Statements” means, collectively, the Annual Financial Statements and the Interim Financial Statements.
“Former Shareholder” means a Shareholder immediately after the Effective Time, including former Optionholders and Warrantholders.
“Government Official” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Governmental Entity” means (i) any international, multinational, national, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau, commissioner, minister, cabinet, governor in council, ministry, agency or instrumentality, domestic or foreign, (ii) any subdivision or authority of any of the above, (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing, or (iv) any stock exchange, including the Nasdaq.
“Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation”, as applicable.

“Interim Financial Statements” means the unaudited condensed interim financial statements of the Company for the period ended March 31, 2025, together with the notes thereto.
“Interim Order” means the interim order of the Court, dated as of [   •   ], 2025, made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Special Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of the Company and the Purchaser, in connection with the Arrangement, each acting reasonably, and attached as Annex G to this Circular and Proxy Statement.
“Interim Period” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Intermediary” means, collectively, a broker, investment dealer, bank, trust company, nominee or other intermediary.
“IRS” means the U.S. Internal Revenue Service.
“Law” or “Laws” means, with respect to any Person, any and all applicable law (statutory, civil, common or otherwise), constitution, treaty, convention, ordinance, code, rule, regulation, Order, injunction, judgment, decree, ruling or other similar requirement, whether domestic or foreign, enacted, adopted, promulgated or applied by a Governmental Entity that is binding upon or applicable to such Person or its business, undertaking, property or securities, and to the extent that they have the force of law, policies, guidelines, notices and protocols of any Governmental Entity, as amended unless expressly specified otherwise.
“Leerink Partners” means Leerink Partners LLC.
“Legacy Option Plan” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Letter of Transmittal” means the letter of transmittal to be sent to the Securityholders together with this Circular and Proxy Statement providing for the delivery of Common Shares by Registered Shareholders to the Depositary.
“Liens” means any mortgage, charge, pledge, hypothec, security interest, prior claim, encroachments, option, right of first refusal or first offer, occupancy right, covenant, assignment, lien (statutory or otherwise), defect of title, or restriction or adverse right or claim, or other third-party interest or encumbrance of any kind, in each case, whether contingent or absolute.
“Material Adverse Change” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Material Contract” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Meeting Materials” means the notice of meeting, this Circular and Proxy Statement, the instrument of proxy and the Letter of Transmittal.
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions.
“NI 54-101” means National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer.
“NOBO” means “non-objecting beneficial owners” and refers to Beneficial Shareholders who have not objected to their nominee disclosing certain ownership information about themselves to the Company.
“Non-Resident Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation”, as applicable.
“Non-Resident Dissenting Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement”.
“Notice Shares” means, in relation to a notice of dissent, the Common Shares in respect of which dissent is being exercised under the notice of dissent.

“OBO” means “objecting beneficial owners” and refers to those non-registered Shareholders who have objected to their nominee disclosing ownership information about themselves to the Company.
“Option Plan” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Optionholders” means the holders of Options.
“Options” means outstanding options to acquire Common Shares under the Option Plan or the Legacy Option Plan (each as defined in the Agreement);
“Order” has the meaning ascribed thereto in Section 1.1 of the CVR Agreement.
“Outside Date” means November 10, 2025 provided that if the Effective Time has not occurred by such date as a result of the failure to satisfy the condition set forth in Section 8.1(c) [Regulatory Approvals] of the Agreement, then either Party may elect by notice in writing delivered to the other Party by no later than 4:30 p.m. (Vancouver time) on the date that is two Business Days prior to such date, to extend the Outside Date on up to two occasions by a period of 30 days (for a maximum aggregate extension of 60 days), provided that, notwithstanding the foregoing, a Party shall not be permitted to extend the Outside Date if the failure to satisfy such condition is primarily the result of the breach by such Party of its representations and warranties or such Party’s failure to comply with its covenants in the Agreement;
“Parent” means Xeno Acquisition Corp.
“Parkinson Employment Agreement” has the meaning ascribed thereto in “Interests of the Company’s Directors and Executive Officers in the Arrangement”.
“Parties” means, collectively, the Purchaser and the Company, and “Party” means any of them.
“Permitted Encumbrances” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.
“Person of Concern” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“PFIC” means a Passive Foreign Investment Company.
“Plan of Arrangement” means the plan of arrangement to give effect to the Arrangement in the form attached as Annex E to this Circular and Proxy Statement and any amendment or variation thereto made in accordance with its provisions or made at the direction of the Court in the Final Order.
“Proceeding” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Proposed Amendments” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Distribution”, “Certain Canadian Federal Income Tax Considerations of the Arrangement” and “Certain Canadian Federal Income Tax Considerations of the Liquidation”, as applicable.
“Purchaser” means Xeno Acquisition Corp.
“Record Date” means the record date for determining the Shareholders entitled to receive notice of and to vote at the Special Meeting, being the close of business on August 5, 2025 pursuant to the Interim Order.
“Registered Shareholder” means a registered holder of Common Shares as recorded in the Shareholder register of the Company.
“Regulatory Approvals” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“Representatives” means, collectively, any officer, director, employee, representative (including any financial or other adviser) or agent of the Company or of any of its Subsidiaries.
“Required Securityholder Approval” means the approval of the Arrangement Resolution of not less than (i) 66 2∕3% of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting,

(ii) 66 2∕3% of the votes cast by Securityholders present in person or represented by proxy at the Special Meeting, voting together as a single class, and (iii) a majority of the votes cast by Shareholders present in person or represented by proxy at the Special Meeting, excluding for this purpose the votes required to be excluded by MI 61-101, which excludes Common Shares held by related parties that are receiving a “collateral benefit” (as defined in MI 61-101) in connection with the transaction. See “Canadian Securities Law Matters — Multilateral Instrument 61-101” for more information.
“Resident Dissenting Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement”.
“Resident Holder” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement”, “Certain Canadian Federal Income Tax Considerations of the Liquidation” and “Certain Canadian Federal Income Tax Considerations of the Distribution”, as applicable.
“Securities” means the Common Shares, Options and Warrants.
“Securities Laws” means the applicable securities legislation of each of the provinces and territories of Canada, and all rules, regulations, instruments, notices, blanket orders and policies published and/or promulgated thereunder, as amended from time to time prior to the Effective Date and federal and state securities legislation of the United States and all rules, regulations and Orders promulgated thereunder.
“Securityholders” means the Shareholders, Optionholders and Warrantholders.
“SEDAR+” means the System for Electronic Document Analysis and Retrieval+.
“Severance Plan” has the meaning ascribed thereto in “Interests of the Company’s Directors and Executive Officers in the Arrangement”.
“Shareholders” means the holders of Common Shares.
“Special Meeting” means the special meeting of the Securityholders, including any adjournment or postponement thereof, to be convened to consider and, if deemed advisable, to adopt the Arrangement Resolution.
“Subject Securities” has the meaning ascribed thereto in Section 3 of the Voting and Support Agreements.
“Subsidiary” means, with respect to a Person, any entity, whether incorporated or unincorporated: (i) of which such Person or any other Subsidiary of such Person is a general partner; or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person and/or by any one or more of its Subsidiaries; and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control. For purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by Contract or otherwise.
“Superior Proposal” means any unsolicited bona fide written Acquisition Proposal from a Person or Persons: (i) to acquire not less than all of the outstanding Common Shares not owned by the Person(s) making such Acquisition Proposal or its Affiliates or all or substantially all of the assets of the Company on a consolidated basis; (ii) that complies with Securities Laws; (iii) that is reasonably capable of being completed without undue delay, taking into account, all financial, legal, regulatory and other aspects of such Acquisition Proposal and the Person(s) making such Acquisition Proposal; and (iv) in respect of which the Board and any relevant committee thereof determines, in its good faith judgment, after receiving the advice of its outside legal counsel and financial advisors and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the party making such Acquisition Proposal, would, if consummated in accordance with its terms, but without assuming away the risk of non-completion, result in a transaction which is more favourable, from a financial point of view, to Shareholders than the Arrangement.

“Supporting Company Shareholders” means each of the directors and officers of the Company who have entered into Voting and Support Agreements, who, as of the Record Date, collectively hold, directly or indirectly, approximately 2.23% of the issued and outstanding Common Shares.
“Target Closing Net Cash” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“taxable capital gain” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement”, “Certain Canadian Federal Income Tax Considerations of the Liquidation” and “Certain Canadian Federal Income Tax Considerations of the Distribution”, as applicable.
“Tax Act” has the meaning ascribed thereto in “Certain Canadian Federal Income Tax Considerations of the Arrangement”, “Certain Canadian Federal Income Tax Considerations of the Liquidation” and “Certain Canadian Federal Income Tax Considerations of the Distribution”, as applicable.
“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto.
“Taxes” means with respect to any person, (i) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, license taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, GST/HST, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (ii) any liability for or with respect to amounts described in clause (i) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise, and (iii) any liability for or with respect to amounts described in clauses (i) or (ii) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes.
“Termination Payment” means an amount equal to $2,500,000.
“Transaction Committee” means the committee of independent directors of the Board consisting of Franklin Berger, Sandy Zweifach, Richard Glickman and Scott Requadt.
“Transaction Litigation” has the meaning ascribed thereto in Section 1.1 of the Agreement.
“U.S. Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“U.S. GAAP” means those accounting principles which are recognized as being generally accepted in the United States from time to time at the relevant time applied on a consistent basis.
“VIF” means voting instruction form.
“Voting and Support Agreements” means the agreements to vote “FOR” the Arrangement from each of the Supporting Company Shareholders.
“Warrantholders” means the holders of Warrants.
“Warrants” means the outstanding pre-funded Common Share purchase warrants of the Company.

“Withholding Obligation” has the meaning ascribed thereto in “Procedure for Exchange of Shares — Withholding Right”.
“Wood Employment Agreement” has the meaning ascribed thereto in “Interests of the Company’s Directors and Executive Officers in the Arrangement”.

APPROVAL OF DIRECTORS
The contents of this Circular and Proxy Statement and the sending thereof to each Securityholder of the Company have been approved by the Board.

ANNEX A
AGREEMENT
See attached.

Execution Version
BUSINESS COMBINATION AGREEMENT
between
XENOTHERAPEUTICS, INC.
– and –
XENO ACQUISITION CORP.
– and –
ESSA PHARMA INC.
– and –
solely for purposes of Section 10.16,
XOMA ROYALTY CORPORATION

July 13, 2025

BUSINESS COMBINATION AGREEMENT
THIS AGREEMENT (“Agreement”) made as of the 13th day of July, 2025
BETWEEN:
XENOTHERAPEUTICS, INC., a company existing under the laws of Massachusetts,
(hereinafter called “Parent”)
– and –
XENO ACQUISITION CORP., a company existing under the laws of Delaware,
(hereinafter called the “Purchaser”)
– and –
ESSA PHARMA INC., a company existing under the laws of the Province of British Columbia,
(hereinafter called “ESSA” or the “Company”)
– and –
solely for purposes of Section 10.16, XOMA ROYALTY CORPORATION, a company existing under the laws of Nevada,
(hereinafter called “XRC”)
WHEREAS the Purchaser wishes to acquire all of the issued and outstanding securities in the capital of the Company by way of a plan of arrangement under the provisions of the BCBCA, on the terms and subject to the conditions set forth in this Agreement;
AND WHEREAS the board of directors of the Company (the “Board of Directors” or “Board”), after consultation with its financial and legal advisors and receiving recommendations from a transaction committee of the Board of Directors (the “Transaction Committee”), has unanimously determined that the consideration provided hereunder is fair, from a financial point of view, to the Shareholders and that the Contemplated Transactions are in the best interests of the Company and the Shareholders;
AND WHEREAS on October 31, 2024, the Board of Directors approved the termination of clinical trials evaluating masofaniten and the withdrawal of the investigational new drug application, which commenced the discontinuance of the Company’s business, and the Distribution, if any, is being made as part of the discontinuance and winding-up of the business of the Company (the “Discontinuance”) pursuant to the terms hereof;
AND WHEREAS the Board of Directors has approved the entering into of this Agreement and the consummation of the transactions contemplated herein and unanimously determined to recommend approval of the Arrangement by the Shareholders on the terms and subject to the conditions contained herein;
NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties (as hereinafter defined) hereby covenant and agree as follows:
ARTICLE 1
INTERPRETATION
1.1
Definitions

In this Agreement (including the Schedules and the recitals hereto), unless the context otherwise requires:
(a)
“Accounting Firm” has the meaning set out in Section 2.9(e);

(b)
“Acquisition Proposal” means, other than the Contemplated Transactions, any offer, proposal, inquiry or public announcement, whether written or oral, from any person or group of persons other than the Purchaser (or an affiliate of the Purchaser) relating to any:

(i)
direct or indirect sale, disposition, issuance or acquisition of shares or other equity interests (or securities convertible into or exercisable for such shares or interests) that, when taken together with any securities of the Company held by the proposed acquiror, and any person acting jointly or in concert with such acquiror and assuming the conversion of any convertible securities held by the proposed acquiror and any person acting jointly or in concert with such acquiror, would constitute beneficial ownership representing 20% or more of any class of equity or voting securities of the Company or any of its subsidiaries or rights or interests therein or thereto;

(ii)
any direct or indirect sale, disposition, acquisition or purchase (or any lease, long-term supply agreement, joint venture or other arrangement having the same economic effect as a sale, disposition, acquisition or purchase) of assets of any member of the Company (including, without limitation, the shares of any subsidiary) representing 20% or more of the consolidated assets of the Company and its subsidiaries;

(iii)
an amalgamation, arrangement, share exchange, merger, business combination, consolidation, recapitalization or other similar transaction involving the Company or any of its subsidiaries;

(iv)
any take-over bid, tender offer, issuer bid, exchange offer, treasury issuance, re-capitalization, liquidation, dissolution, reorganization or winding up or other similar transaction involving the Company that, if consummated, would result in a person or group of persons acting jointly or in concert acquiring beneficial ownership of 20% or more of any class of equity or voting securities of the Company and assuming the conversion of any convertible securities held by the person or group of persons acting jointly or in concert;
(v)
any other transaction, the consummation of which would impede, interfere with, prevent or delay the transactions contemplated by this Agreement or the Contemplated Transactions;

(vi)
any other transaction or series of transactions involving the Company or any of its subsidiaries that would have a similar effect as the foregoing; or

(vii)
any public announcement of an intention to do any of the foregoing;

(c)
“Affected Person” has the meaning set out in Section 2.12

(d)
“affiliate” has the meaning ascribed thereto in National Instrument 45-106 — Prospectus Exemptions;

(e)
“Agreement” means this business combination agreement (including the Schedules attached hereto) as it may be amended, modified or supplemented from time to time in accordance with its terms;

(f)
“Alternate Resolution” means the special resolution approving the dissolution of the Company if the Contemplated Transactions are not consummated by the Outside Date to be considered at the Meeting;

(g)
“AML Laws” has the meaning set out in paragraph 35(d) of Schedule E to this Agreement;

(h)
“Anti-Corruption Laws” has the meaning set out in paragraph 35(a) of Schedule E to this Agreement;

(i)
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations to the Plan of Arrangement made in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order;

(j)
“Arrangement Resolution” means the special resolution approving the Plan of Arrangement to be considered at the Meeting, substantially in the form of Schedule B;

(k)
“associate” has the meaning ascribed thereto in Section 1 of the Securities Act (British Columbia);

(l)
“Authorization” means, with respect to any person, any authorization, order, sanction, waiver, permit, approval, grant, license, registration, consent, right, notification, condition, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decision, decree, bylaw, rule, regulation, or similar authorization of any Governmental Entity that is binding upon or applicable to such person or its business, assets or securities;

(m)
“BCBCA” means the Business Corporations Act (British Columbia);

(n)
“Board of Directors” has the meaning set out in the recitals;

(o)
“Board Recommendation” has the meaning specified in Section 2.5(d);

(p)
“Breaching Party” has the meaning set out in Section 7.5(c);

(q)
“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of British Columbia, and (ii) a day on which banks are generally closed in the Province of British Columbia or the City of San Francisco, California, United States;

(r)
“Canadian Securities Laws” means all securities laws of Canada (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Canadian Securities Regulators) applicable to the Company;

(s)
“Canadian Securities Regulators” means, collectively, the securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada;

(t)
“Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time divided by (ii) the Company Outstanding Shares;

(u)
“Cash Determination Time” means the time immediately prior to the Effective Time;

(v)
“CEWS” shall mean the Canada Emergency Wage Subsidy, promulgated under Bill C-14 and assented to on April 11, 2020, as amended, and any other COVID-19 related direct or indirect wage subsidy offered by a Canadian federal, provincial, or local Governmental Entity;

(w)
“CEWS Returns” shall mean any and all Tax Returns filed or required to be filed, or required to be kept on file in respect of CEWS;

(x)
“Change of Recommendation” has the meaning set out in Section 9.2(a)(iii)(A);

(y)
“Circular” means the information circular and proxy statement to be prepared and sent to the Shareholders as is required pursuant to the Interim Order and Laws in connection with the Meeting.

(z)
“Closing Cash Calculation” means the Company’s good faith, estimated calculation of Closing Net Cash as of the Cash Determination Time determined in accordance with GAAP;

(aa)
“Closing Cash Schedule” has the meaning ascribed to it in Section 2.9(a);

(bb)
“Closing Net Cash” means an amount, without duplication, equal to (i) the Company’s cash, cash equivalents and short term investments (which shall include deposits in transit and be net of outstanding checks and drafts and further expressly exclude Restricted Cash) minus (ii) all Closing Transaction Expenses, minus (iii) all Current Liabilities, minus (iv) lease termination fees or liabilities for future lease payments (if applicable), minus (v) the Contingent Reserve, minus (vi) $4,000,000; minus (vii) any unpaid Taxes of the Company and its Subsidiaries for Tax periods (or portions thereof) ending immediately prior to the Effective Date, (viii) minus the aggregate amount payable to the holders of Options and Warrants under the Arrangement or otherwise, together with the employer portion of all Taxes thereon;

(cc)
“Closing Transaction Expenses” means the amount equal to the sum (without duplication) of: (i) any fees and expenses incurred by the Company in connection with (A) obtaining waivers, consents or approvals of any Governmental Entity or other third party on behalf of the Company in connection with the transactions contemplated by this Agreement and the CVR Agreement, and (B) the negotiation, execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, or the consideration of strategic alternatives, including any fees and expenses of investment bankers, legal counsel, accountants (including any auditor consent fees payable to the Company’s auditors in connection with the Contemplated Transactions, whether prior to or following the Effective Date), tax advisors, consultants and other advisors, in each case to the extent unpaid as of the Effective Date; (ii) all fees and expenses of, or incurred by or on behalf of, the Shareholders (including all such fees and expenses incurred by the Company on behalf of the Shareholders, inclusive of all applicable value added, goods and services and sales and use and any other Taxes thereon) (which is anticipated as of the date hereof that there will be none), (iii) 100% of the premium payable for the D&O Tail Policy, (iv) 100% of any the fees and expenses in connection with (A) the printing, mailing and distribution of the Circular and any amendments and supplements thereto, (B) the solicitation of proxies in respect of the meeting and structuring and completion of the transactions contemplated (including any fees with associated filings under the US Securities Act), except for those fees and expenses payable by the Purchaser pursuant to Section 6.5, and (C) applications for the Interim Order and Final Order, and (v) all change of control payments, stay bonuses, transaction bonuses, severance, termination and retention obligations, COBRA Costs and similar amounts payable (including payments with “single-trigger” provisions triggered at and as of the consummation of the transactions contemplated hereby), for which the Company becomes liable in connection with the transactions contemplated by this Agreement or as a result of actions taken by or on behalf of the Company at or prior to the Effective Time (in each case, together with the employer portion of any payroll, employment, or similar Taxes in connection therewith); in each case to the extent not paid as at the Effective Time;

(dd)
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as set forth in Section 4980B of the Code and Section 6 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

(ee)
“COBRA Costs” means an amount in cash equal to the aggregate employer-side share of all premiums, administrative fees, excise taxes, penalties, assessments and any other costs that are reasonably anticipated to become due and payable, from and after the Effective Date through the latest date on which any Qualified Beneficiary (as such term is defined in Section 4980B of the Code and Sections 601-609 of ERISA) could elect or remain entitled to continuation coverage under any group health plan maintained by the Company or any person that would be treated as a single employer with the Company or part of the same “controlled group” as such Entity under Sections 414(b),(c),(m) or (o) of the Code with respect to any current or former employee (or any spouse, dependent or other qualified beneficiary thereof) whose qualifying event occurs on or prior to the Effective Date.
(ff)
“Code” means the U.S. Internal Revenue Code of 1986, as amended;

(gg)
“Common Shares” means the common shares in the capital of the Company;

(hh)
“Company” has the meaning set out in the recitals;

(ii)
“Company Information” means any information as may reasonably be requested in connection with (i) the preparation of any financial statements, Tax Return or audit materials, and (ii) any legal proceeding by any Governmental Entity.

(jj)
“Company Outstanding Shares” means the total number of issued and outstanding Common Shares at the Effective Time;

(kk)
“Company Public Documents” means, collectively, all of the documents which have been filed by or on behalf of the Company on SEDAR+ and EDGAR since December 31, 2024;

(ll)
“Consideration” means the Cash Amount plus one CVR per Common Share or, as context dictates, such adjusted Cash Amount as the holders of Options and Warrants will receive in accordance with the Plan of Arrangement, payable as contemplated in the Plan of Arrangement;

(mm)
“Constating Documents” means notice of articles, articles of incorporation, amalgamation, arrangement or continuation, as applicable, articles, by-laws or other constating documents and all amendments thereto;

(nn)
“Contemplated Transactions” means (i) the Distribution, if any; (ii) the Arrangement and (iii) any other actions with respect to any other transactions contemplated by this Agreement;

(oo)
“Contingent Reserve” means $3,700,000;

(pp)
“Contract” means any agreement, indenture, contract, lease, deed of trust, license, option, instrument, arrangement, understanding or other commitment, whether written or oral;

(qq)
“Convertible Securities” means, collectively, any agreement, option, warrant, right or other security or conversion privilege issued or granted by the Company that is exercisable or convertible into, or exchangeable for, or otherwise carries the right of the holder to purchase or otherwise acquire Common Shares, including pursuant to one or more multiple exercises, conversions and/or exchanges;

(rr)
“Current Liabilities” means the current liabilities of the Company and its Subsidiary determined in accordance with GAAP, provided, that, for purposes hereof, the current liabilities of the Company and its Subsidiary shall not include any amounts otherwise deducted from Closing Net Cash pursuant to Section 1.1(bb).

(ss)
“CVR” means a contingent value right, which shall represent the right to receive potential payments, in cash, subject to any applicable Tax withholding, described in, and subject to and in accordance with the terms and conditions of, the CVR Agreement;

(tt)
“CVR Agreement” means the contingent value rights agreement to be entered into by Parent, Purchaser and the Rights Agent in substantially the form attached as Schedule G hereto;

(uu)
“Data Room” means the material contained in the Firmex virtual data room established by the Company, the index of documents of which is appended to the Disclosure Letter;

(vv)
“Data Security and Privacy Requirements” means (i) all Laws relating to the privacy and security of Personal Information, or to the collection, use, or disclosure (“Processing”) of Personal Information, (ii) all Contracts between the Company and any person that are applicable to or involve the Processing of Personal Information; and (iii) all written documented Company policies and procedures relating to the Processing of Personal Information, including all published consumer-facing website and mobile application privacy policies and formalized internal information security policies;

(ww)
“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser on the date hereof in connection with the execution of this Agreement;

(xx)
“Discontinuance” has the meaning set out in the recitals;

(yy)
“Distribution” has the meaning specified in Section 2.2(a);

(zz)
“D&O Tail Policy” has the meaning specified in Section 10.3(a);

(aaa)
“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval;

(bbb)
“Effective Date” has the meaning specified in Section 2.8(a);

(ccc)
“Effective Time” has the meaning specified in the Plan of Arrangement;

(ddd)
“Employee Plan” means each and every employee benefit plan, welfare, pension, retirement, profit sharing, equity or phantom-equity compensation, restricted stock or share, or other equity-based incentive, bonus, change-of-control, savings, severance, retention, incentive, consulting, termination, fringe, tuition refund, service award, company car, scholarship, allowances, post-retirement health and welfare or supplemental retirement, post-employment, sick leave, accrued leave, vacation, holiday, health or other medical, dental, life, disability or other insurance plan, program, agreement, trust, policy, payroll practice (including any related funding mechanism now in effect or required in the future), or arrangement maintained or contributed to, sponsored or maintained by the Company or its Subsidiary for the benefit of any of the Company’s or its Subsidiary’s current or former employees, officers, directors, or consultants, whether formal or informal, registered or unregistered, funded or unfunded, other than plans or arrangements required by applicable Law;
(eee)
“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute;

(fff)
“ESSA Assets” means all of the assets (tangible and intangible), properties (real or personal) and equipment (including all attachments, accessories and all other items required for the operation thereof) owned, leased or otherwise used or held for use by the Company and its Subsidiary;

(ggg)
“Fair Value” has the meaning specified in the Plan of Arrangement;

(hhh)
“Fairness Opinion” has the meaning set out in paragraph 38 of Schedule E to this Agreement;

(iii)
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably);

(jjj)
“Financial Statements” means the audited financial statements of the Company as at and for the years ended September 30, 2024 and 2023, including the notes thereto, together with the auditor’s report thereon and the unaudited interim financial statements as at and for the three and six month periods ended, March 31, 2025 and 2024, including the notes thereto;

(kkk)
“Government Official” means any person qualifying as a public official or public employee under the laws of the Province of British Columbia or the federal laws of Canada or any other relevant jurisdiction including, but not limited to, (i) a person holding an official position, such as an employee, officer or director, with any Governmental Entity or state-owned or controlled enterprise; (ii) any individual “acting in an official capacity”, such as a delegation of authority, from a Governmental Entity to carry out official responsibilities; and (iii) an official of a public international organization such as the United Nations, the World Bank, the International Monetary Fund, or regional development banks;
(lll)
“Governmental Entity” means:

(i)
any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)
any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court or arbitrator;

(iii)
any stock exchange; or

(iv)
any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf;

(mmm)
“GST/HST” means all goods and services tax and harmonized sales tax imposed under Part IX of the Excise Tax Act (Canada);

(nnn)
“Indemnified Party” has the meaning set out in Section 10.3(b);

(ooo)
“Intellectual Property” means all intellectual property, in any jurisdiction throughout the world, whether or not registrable, including all: (i) patents, applications for patents and reissues, divisionals, continuations, renewals, re-examinations, extensions and continuations-in-part of patents or patent applications, (ii) proprietary confidential information, including inventions (whether patentable or not), invention disclosures, improvements, discoveries, trade secrets, confidential information, know-how, methods, models, formulas, algorithms, processes, designs, technology, technical data, schematics, formulae and customer lists, and documentation relating to any of the foregoing, (iii) copyrights, copyright registrations and applications for copyright registration, (iv) integrated circuit, topographies, integrated circuit topography registrations and applications, mask works, mask work registrations and applications, (v) designs, design registrations, design registration applications, industrial designs, industrial design registrations and industrial design applications, (vi) trade names, business names, corporate names, domain names, social media accounts and user names, social media identifiers and identities, website names and world wide web addresses, common law trade-marks, trade-mark registrations, trade mark applications, trade dress and logos, and the goodwill associated with any of the foregoing, (vii) all intellectual property rights in and to software and technology, including rights and data in databases and (viii) any other intellectual property and industrial property rights throughout the world, however denominated;

(ppp)
“Intended U.S. Tax Treatment” has the meaning set out in Section 7.9;

(qqq)
“Interim Order” means the interim order of the Court contemplated by Section 2.2 of the Business Combination Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

(rrr)
“Interim Period” means the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms;

(sss)
“jointly or in concert” has the meaning ascribed thereto in NI 62-104;

(ttt)
“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter;

(uuu)
“Lease” means any lease, sublease, license, occupancy agreement, or other agreement pursuant to which the Company or the Subsidiary is vested with rights to use or occupy the Leased Properties, as amended, modified or supplemented or renewed;

(vvv)
“Leased Property” means any real property leased, subleased, licensed or otherwise used or occupied by the Company or the Subsidiary;

(www)
“Leerink” means Leerink Partners LLC, the financial advisor to the Company;

(xxx)
“Legacy Option Plan” means the ESSA Amended and Restated Stock Option Plan dated October 4, 2019;

(yyy)
“Material Adverse Change” means, with respect to the Company or the Purchaser, as the case may be, any fact or state of facts, circumstance, change, effect, occurrence or event that: (i) either individually or in the aggregate prevents or materially delays, or individually or in the aggregate would reasonably be expected to prevent or materially delay the consummation of the Contemplated Transaction by the Company or the Purchaser, as the case may be; or (ii) individually or in the aggregate is, or would reasonably be expected to be, material and adverse to the condition (financial or otherwise), business, operations, properties, licenses, affairs, assets, liabilities (contingent or otherwise), capitalization, results of operations or cash flows of either the Company or the Purchaser, as the case may be, and their respective Subsidiaries, taken as a whole, as the case may be, other than any such change, effect, occurrence or event directly or indirectly relating to or resulting from:

(A)
conditions generally affecting the industries in which such Party and its Subsidiaries operate in jurisdictions in which such Party and its subsidiaries carry on business;

(B)
changes to applicable Laws, GAAP or changes in accounting or regulatory requirements generally applicable to the industries in which such Party and its subsidiaries operate as a whole;

(C)
general economic, financial, currency exchange, securities or commodity market conditions in Canada or the United States or elsewhere;

(D)
global, national or regional political conditions, including the outbreak of war or acts of terrorism;

(E)
any hurricane, flood, tornado, earthquake or other natural disaster, epidemic, pandemic or disease outbreak or any material worsening of such conditions existing as of the date of this Agreement;

(F)
in the case of the Company, relating to a change in the market trading price or trading volume of the Company’s publicly listed securities (it being understood that, unless otherwise excluded by (A) through (I) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(G)
the failure of such Party to meet any internal or published projections, forecasts or estimates of revenues, earnings or cash flow (it being understood that, unless otherwise excluded by Sections (A) through (I) inclusively, the causes underlying any such change may be considered to determine whether same constitute a Material Adverse Change);

(H)
the announcement of this Agreement and the transactions contemplated hereby, including the Contemplated Transactions (provided that this clause (I) shall not apply to any representation or warranty (or any Party’s obligation to consummate the Agreement relating to such representation or warranty) to the extent the purpose of such representation or warranty is to address the consequences resulting from the execution and delivery of this Agreement or the consummation of the Agreement and the other transactions contemplated hereby); or

(I)
in the case of the Company, any matter expressly consented to in writing by the Purchaser after the date hereof or expressly required by this Agreement (excluding Section 5.1 for such purpose), and in the case of the Purchaser, any matter expressly consented to in writing by the Company after the date hereof or permitted or required by this Agreement;

provided, however, that where the change or effect referred to in (A) through (E) primarily relates only to (or has the effect of primarily relating only to) the Company or the Purchaser, as the case may be, or disproportionately affects the Company or the Purchaser, as the case may be, and its respective Subsidiaries, taken as a whole, compared to other entities of similar size operating in the same jurisdictions in the industries in which such Party and its subsidiaries operate, in which case, the relevant exclusion from this definition of Material Adverse Change referred to above shall not be applicable; provided, further, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretative for purposes of determining whether a Material Adverse Change has occurred; and provided, further, that in the case of the Company, no fact or state of facts, circumstance, change, effect, occurrence or event related to or arising from the Company’s termination of its Company-sponsored and investigator-sponsored clinical studies as described in its Current Report on Form 8-K filed with the SEC on November 1, 2024 shall be taken into account for purposes of determining whether a Material Adverse Change has occurred;
(zzz)
“Material Contract” means, collectively, the material Contracts of the Company and its Subsidiary set out in Schedule 20 to the Disclosure Letter, and any and all other Contracts, commitments, agreements (written or oral), instruments, leases or other documents or arrangements to which the Company or its Subsidiary are a party or to which their properties or assets are otherwise bound, and which are material to the Company and its Subsidiary, taken as a whole, other than, in each case, any Employee Plan;

(aaaa)
“material fact” has the meaning ascribed thereto in the Securities Act (British Columbia);

(bbbb)
“Maximum Permitted Distribution Amount” has the meaning set out in Section 2.3;

(cccc)
“Meeting Deadline” has the meaning specified in Section 2.4(a);

(dddd)
“MI 61-101” means Multilateral Instrument 61-101 — Protection of Minority Security Holders in Special Transactions;

(eeee)
“Misrepresentation” has the meaning specified in the Securities Act (British Columbia);

(ffff)
“Nasdaq” means the Nasdaq Capital Market exchange or any successor thereto;

(gggg)
“NI 62-104” means National Instrument 62-104 — Take-Over Bids and Issuer Bids;

(hhhh)
“Option Plan” means the 2022 Omnibus Incentive Plan of the Company, as amended March 6, 2024;

(iiii)
“Options” means outstanding options to acquire Common Shares under the Option Plan or the Legacy Option Plan;

(jjjj)
“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, decrees, stipulations or similar actions taken or entered by or with, or applied by, any Governmental Entity (in each case, whether temporary, preliminary or permanent);

(kkkk)
“Outside Date” means the date that is 120 days following the date hereof, provided that if the Effective Time has not occurred by such date as a result of the failure to satisfy the condition set forth in Section 8.1(c) [Regulatory Approvals], then either Party may elect by notice in writing delivered to the other Party by no later than 4:30 p.m. (Vancouver time) on the date that is two Business Days prior to such date, to extend the Outside Date on up to two occasions by a period of 30 days (for a maximum aggregate extension of 60 days), provided that, notwithstanding the foregoing, a Party shall not be permitted to extend the Outside Date if the failure to satisfy such condition is primarily the result of the breach by such Party of its representations and warranties or such Party’s failure to comply with its covenants herein;

(llll)
“Parties” means the parties to this Agreement and “Party” means any one of them;

(mmmm)
“Permitted Encumbrances” means: (i) Encumbrances listed in Schedule 1 to the Disclosure Letter, (ii) easements, rights of way, servitudes or other similar rights, (iii) the regulations and any rights reserved to or vested in any governmental authority to control or regulate any Party’s interests in any manner, (iv) undetermined or inchoate mechanics’ liens and similar liens for which payment for services rendered or goods supplied is not delinquent as of the Effective Time, provided that such Encumbrances are not registered against title to any assets and in respect of which adequate reserves are being maintained as required by applicable Law, (v) any Encumbrances for Taxes or other governmental charges or assessments that in each case are not yet due or are not in arrears and for which adequate reserves have been established in accordance with GAAP, and (vi) any Encumbrances under a Party’s existing credit facilities; provided that: (A) such liens are limited to the property or assets purchased or leased, or (B) such Encumbrances exist as of the date hereof;

(nnnn)
“person” includes an individual, general partnership, limited partnership, corporation, company, limited liability company, body corporate, joint venture, unincorporated organization, other form of business organization, trust, trustee, executor, administrator or other legal representative;

(oooo)
“Person of Concern” means: (i) a Government Official; (ii) a political party, an official of a political party (including any member of an advisory council or executive council of a political party), or a candidate for political office; (iii) an immediate family member, such as a parent, spouse, sibling, or child of a person in category (i) or (ii); or (iv) an agent or intermediary of any person in the foregoing categories;

(pppp)
“Personal Information” means information about an identifiable individual and includes employee personal information but does not include (i) contact information, or (ii) work product information;

(qqqq)
“Plan of Arrangement” means the plan of arrangement, substantially in the form of Schedule A, subject to any amendments or variations to such plan made in accordance with this Agreement and the Plan of Arrangement or made at the direction of the Court in the Interim Order or the Final Order with the prior written consent of both the Company and the Purchaser, each acting reasonably;

(rrrr)
“Proceeding” means any suit, claim, action, charge, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), hearing, audit, examination, enquiry, investigation or other proceeding commenced, brought, conducted or heard by or before, any Governmental Entity;

(ssss)
“Purchaser” has the meaning set out in the recitals;

(tttt)
“Purchaser Information” means the information to be included in the Circular describing the Purchaser and its business, operations and affairs.

(uuuu)
“Regulatory Approvals” means all sanctions, rulings, consents, orders, exemptions, permits and other approvals of Governmental Entities that are required to complete the Contemplated Transactions, and the expiration or early termination of any waiting period under any Laws that is necessary to complete the Contemplated Transactions;

(vvvv)
“Related Party” has the meaning ascribed thereto in MI 61-101;

(wwww)
“Representative” means, in respect of a person, its subsidiaries and each of its and their respective directors, officers, employees, agents and other representatives (including any financial, legal or other advisors);

(xxxx)
“Required Securityholder Approval” has the meaning specified in Section 2.2(c);

(yyyy)
“Restricted Cash” means (a) cash deposits (including, for the avoidance of doubt, all cash deposits in respect of leased real property or otherwise), cash in reserve accounts, cash escrow accounts, custodial cash and cash subject to a lockbox, dominion, control of similar agreement or otherwise subject to any legal or contractual restriction on the ability to freely transfer or use such cash for any lawful purposes and (b) the aggregate cost of repatriating to Canada all cash held in each foreign jurisdiction;

(zzzz)
“Right to Match Period” has the meaning set out in Section 6.2(b)(v);

(aaaaa)
“Rights Agent” means a duly qualified rights agent mutually agreeable to Parent and the Company;

(bbbbb)
“Sanctioned Person” has the meaning set out in paragraph 7(a) of Schedule C to this Agreement;

(ccccc)
“Sanctions” has the meaning set out in paragraph 7(a) of Schedule C to this Agreement;

(ddddd)
“SEC” means the United States Securities and Exchange Commission;

(eeeee)
“SEC Clearance Period” means the number of calendar days between the date the Company receives comments from the SEC with respect to the Circular and the date the Company receives confirmation from the SEC that it has no further comments on the Circular.

(fffff)
“Securities Authorities” means the Canadian Securities Regulators and the SEC;

(ggggg)
“Securities Laws” means all applicable securities laws of Canada and the United States (and the respective regulations made thereunder, together with applicable published fee schedules, prescribed forms, policy statements, notices, orders, blanket rulings and other regulatory instruments of the Securities Authorities, as applicable) and all rules and policies of the Nasdaq;

(hhhhh)
“Securityholders” means, collectively, the Shareholders, and the holders of Options and Warrants;

(iiiii)
“SEDAR+” means the System for Electronic Data Analysis and Retrieval+;

(jjjjj)
“Shareholders” means the holders of Common Shares;

(kkkkk)
“Subsidiaries” has the meaning ascribed thereto in Section 1.1. of National Instrument 45-106 — Prospectus Exemptions;

(lllll)
“Superior Proposal” means an unsolicited bona fide written Acquisition Proposal from an arm’s length third person or group of persons “acting jointly or in concert” (within the meaning of National Instrument 62-104 — Take-Over Bids and Issuer Bids) made after the date of this Agreement to acquire not less than all of the Common Shares (other than Common Shares beneficially owned by the person making such Acquisition Proposal) or all or substantially all of the assets of the Company on a consolidated basis that:

(i)
did not result from a breach of Section 6.1 or any agreement between the person making such Acquisition Proposal and the Company;

(ii)
complies with all applicable Laws;

(iii)
is not subject to a financing condition or contingency and in respect of which the Board of Directors has determined in good faith (after consultation with its financial advisors) is fully funded or that adequate arrangements have been made to ensure that the required funds or other consideration will be available to complete such Acquisition Proposal;

(iv)
is not subject to any due diligence or access condition; and

(v)
the Board of Directors has determined in good faith (after consultation with its financial advisors and outside legal counsel) and after taking into account all the terms and conditions of the Acquisition Proposal, including all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person or group of persons making such Acquisition Proposal and their respective affiliates (A) is reasonably capable of completion without undue delay taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and (B) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction more favourable from a financial point of view to the Shareholders (other than the Purchaser and its affiliates) than the Arrangement (taking into consideration any adjustment to the terms and conditions of the Arrangement, this Agreement and the Contemplated Transactions proposed by the Purchaser pursuant to Section 6.2(c));
(mmmmm)
“Superior Proposal Notice” has the meaning set out in Section 6.2(b)(iv);

(nnnnn)
“Supporting Shareholder” means each of the persons set forth on Schedule F to this Agreement;

(ooooo)
“Target Closing Net Cash” means $90,000,000, minus the aggregate amount of the Distribution;

(ppppp)
“Tax Act” means the Income Tax Act (Canada);

(qqqqq)
“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto;

(rrrrr)
“Taxes” means with respect to any person, (i) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, license taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, GST/HST, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (ii) any liability for or with respect to amounts described in clause (i) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise; and (iii) any liability for or with respect to amounts described in clauses (i) or (ii) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes;

(sssss)
“Termination Payment” has the meaning set out in Section 9.3(a);

(ttttt)
“Termination Payment Event” has the meaning set out in Section 9.3(a);

(uuuuu)
“Transaction Committee” has the meaning set out in the recitals;

(vvvvv)
“Transaction Litigation” means any Proceeding asserted or commenced by, on behalf of or in the name of, a third party against or otherwise involving the Company, the Board, any committee thereof and/or any of the Company’s directors or officers relating directly or indirectly to the Arrangement, this Agreement or any of the Contemplated Transactions (including any such legal proceeding based on allegations that the Company’s entry into this Agreement or the terms and conditions of the Arrangement, this Agreement or any of the other transactions contemplated hereby constituted a breach of the fiduciary duties of any member of the Board or any officer of the Company);

(wwwww)
“US Exchange Act” means the Securities Exchange Act of 1934, as the same has been and may hereafter from time to time be amended;

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“US GAAP” means accounting principles generally accepted in the United States;

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“US Securities Act” means the Securities Act of 1933, as the same has been and may hereafter from time to time be amended;

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“Voting and Support Agreements” means the voting and support agreements entered into contemporaneously herewith between the Purchaser and each of the Supporting Shareholders;

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“Warrants” means the outstanding pre-funded common share purchase warrants of the Company;

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“Willful Breach” means with respect to any representation, warranty, agreement or covenant in this Agreement, a material breach of this Agreement that is a consequence of an act or omission by the Breaching Party that knows, or could be reasonably expected to have known, that the taking of such act or failure to act, as applicable, could, or could be reasonably expected to, cause a material breach of this Agreement; and

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“Withholding Obligation” has the meaning set out in Section 2.12.

1.2
Construction and Interpretation

In this Agreement, unless otherwise expressly stated or the context otherwise requires:
(a)
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)
references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)
words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)
references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)
references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively;

(h)
the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)
the terms “made available,” “disclosed” or other terms of similar import means copies of the subject materials were included in the Data Room as of 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of this Agreement;

(j)
all capitalized terms used in any Schedule or in the Disclosure Letter shall have the meanings ascribed to them in this Agreement;

(k)
time is of the essence in the performance of the Parties’ respective obligations; and

(l)
unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.3
Knowledge

Where any representation or warranty is expressly qualified by reference to knowledge of the Company, it is deemed to refer to the knowledge of David Parkinson and David Wood, after due inquiry, but, in each case, without the requirement to make any inquiries of any Governmental Entity or persons who are not directors, officers, employees or Representatives of the Company or to perform any search of any public registry office or system (and, without limiting the foregoing, each such individual will be deemed to have “knowledge” of a particular fact or other matter if (a) that individual is actually aware of that fact or matter; or (b) that fact or matter comes to the attention of that individual under circumstances in which a reasonable person would take cognizance of it).
1.4
Currency

Unless otherwise indicated, all dollar amounts referred to in this Agreement are expressed in lawful money of the United States.

1.5
Accounting Principles

Any reference in this Agreement to generally accepted accounting principles or “GAAP” refers to accounting principles which have been established in accordance with US GAAP, applied on a consistent basis, and which are applicable in the circumstances as of the date in question. Accounting principles shall be applied on a “consistent basis” when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.
1.6
Disclosure in Writing

(a)
Reference to disclosure in writing herein shall, in the case of the Company, be limited to the disclosures made by the Company in this Agreement (including the Schedules hereto) and the Disclosure Letter. The Parties acknowledge and agree that notwithstanding that information may be provided in this Agreement (including the Schedules hereto) or the Disclosure Letter under one particular heading of this Agreement that information will be considered to qualify any other relevant representation in or provide information in respect of any other relevant provision of this Agreement to the extent it is reasonably apparent that such information is applicable to such other provision of this Agreement and such representation is so qualified by a reference to disclosure in writing.

(b)
The Disclosure Letter itself and all information contained in it is confidential information and may not be disclosed unless (i) it is required to be disclosed pursuant to Law unless such Law permits the Parties to refrain from disclosing the information for confidentiality or other purposes or (ii) a Party needs to disclose it in order to enforce or exercise its rights under this Agreement.

1.7
Schedules

The following Schedules are annexed to and form an integral part of this Agreement:
Schedule A — Plan of Arrangement
Schedule B — Arrangement Resolution
Schedule C — Representations and Warranties of the Purchaser and Parent
Schedule D — Representations and Warranties of XRC
Schedule E — Representations and Warranties of the Company
Schedule F — Parties to the Voting and Support Agreements
Schedule G — Form of CVR Agreement

ARTICLE 2
THE ARRANGEMENT AND THE DISTRIBUTION
2.1
Contemplated Transactions

The Company and the Purchaser agree that the Contemplated Transactions shall be implemented in accordance with the terms and subject to the conditions of this Agreement and, with respect to the Arrangement, with the Plan of Arrangement.
2.2
Interim Order

As soon as reasonably practicable after the date of this Agreement, but in any event no later than August 5, 2025, the Company shall apply in a manner acceptable to the Purchaser, acting reasonably, pursuant to Section 291 of the BCBCA and, in cooperation with the Purchaser, prepare, file and diligently pursue an application for the Interim Order, which must or, in the case of Section 2.2(a), may provide, among other things:
(a)
for an order pursuant to Section 74(1)(a) of the BCBCA authorizing a reduction in the capital of the Common Shares, in an amount not to exceed the Maximum Permitted Distribution Amount, and the immediate distribution to the Shareholders on a pro rata basis of an amount equal to the amount by which the capital of Common Shares was reduced (collectively, the “Distribution”);

(b)
for the class(es) of persons to whom notice is to be provided in respect of the Arrangement and the Meeting and for the manner in which such notice is to be provided;

(c)
that the required level of approval (the “Required Securityholder Approval”) for the Arrangement Resolution shall be:

(i)
a special resolution, being a resolution approved by at least two-thirds of the votes cast on such resolution, by Shareholders present in person or represented by proxy at the Meeting; and

(ii)
a special resolution, being a resolution approved by at least two-thirds of the votes cast on such resolution, by Securityholders present in person or represented by proxy at the Meeting; and

(iii)
to the extent required under MI 61-101, a majority of the votes attached to Common Shares held by Shareholders present in person or represented by proxy at the Meeting excluding for this purpose votes attached to Common Shares held by persons described in items (a) through (d) of section 8.1(2) of MI 61-101.

(d)
for the grant of the Dissent Rights to those Shareholders who are registered Shareholders as of the Record Date as contemplated in the Plan of Arrangement;

(e)
confirmation of the record date for the purposes of determining the Securityholders entitled to receive notice of and to vote at the Meeting;

(f)
that the Meeting may be adjourned or postponed from time to time by the Board in accordance with the terms of this Agreement or as otherwise agreed to by the Parties without the need for additional approval of the Court;

(g)
that the record date for the Securityholders entitled to notice of and to vote at the Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting;

(h)
that the deadline for the submission of proxies by Securityholders for the Meeting shall be 48 hours (excluding Saturdays, Sundays and statutory holidays in Vancouver, British Columbia) prior to the Meeting, subject to waiver by the Company in accordance with the terms of this Agreement;

(i)
that, in all other respects, the terms, restrictions and conditions of the Company’s Constating Documents, including quorum requirements and all other matters, shall apply in respect of the Meeting;

(j)
for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(k)
that the Parties may amend, modify and/or supplement the Plan of Arrangement in accordance with the terms thereof; and

(l)
for such other matters as the Purchaser or the Company may reasonably require, as the case may be, subject to obtaining the prior consent of the other Party, such consent not to be unreasonably conditioned, withheld or delayed.

In accordance with applicable Laws, the Company shall carry out such terms of the Interim Order as are required under the terms thereof to be carried out by the Company.
2.3
Distribution

Promptly following receipt of the Interim Order (and specifically subject to receipt of the order referred to in Section 2.2(a)), and as part of the Discontinuance, the Company may effect the Distribution, in an amount not to exceed the maximum amount permitted to be distributed to Shareholders in compliance with Section 74(1.1) of the BCBCA while retaining a Closing Net Cash amount of at least $10,000,000 (calculated in accordance with Section 2.9) following the Distribution (the “Maximum Permitted Distribution Amount”). Prior to effecting the Distribution, the Company must obtain the Purchaser’s written approval (not to be unreasonably withheld, conditioned or delayed) of the proposed amount to be distributed and the Company’s calculation of the Maximum Permitted Distribution Amount in accordance with Section 2.9.
2.4
Meeting

Subject to the terms of this Agreement and the Interim Order, the Company shall:
(a)
convene and conduct the Meeting in accordance with the Interim Order, the Company’s Constating Documents and Law, as soon as reasonably practicable (and in any event on or before September 8, 2025 or such later date that may be mutually agreed upon with the Purchaser (the “Meeting Deadline”), provided that if the Company receives comments from the SEC with respect to the Circular, the

Meeting Deadline shall be automatically extended by the SEC Clearance Period), for the purpose of considering the Arrangement Resolution, the Alternate Resolution and for any other proper purpose as may be set out in the Circular and agreed to by the Purchaser, and not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) the Meeting without the prior written consent of the Purchaser, except:
(i)
in the case of an adjournment, as required for quorum purposes; or

(ii)
as required or permitted under Section 7.5(d) or Section 6.2(f);

(b)
give notice to the Purchaser of the Meeting and allow the Purchaser’s Representatives and outside legal counsel to attend the Meeting;

(c)
subject to the terms of this Agreement, use commercially reasonable efforts to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Securityholder that is inconsistent with the Arrangement Resolution and the completion of any of the transactions contemplated by this Agreement, including, if so requested by the Purchaser, at the Purchaser’s sole expense, using proxy solicitation services firms and cooperating with any persons engaged by the Purchaser to solicit proxies in favour of the approval of the Arrangement Resolution and against any resolution submitted by any Securityholder that is inconsistent with the Arrangement Resolution;

(d)
provide the Purchaser with copies of or access to information regarding the Meeting generated by the Company’s transfer agent or any dealer or proxy solicitation services firm, as requested from time to time by the Purchaser;

(e)
promptly advise the Purchaser, at such times as the Purchaser may reasonably request and at least on a daily basis on each of the last 10 Business Days prior to the date of the Meeting, as to the aggregate tally of the proxies (for greater certainty, specifying votes “for” and votes “against” the Arrangement Resolution) received by the Company in respect of the Arrangement Resolution;

(f)
not change the record date for Securityholders entitled to vote at the Meeting in connection with any adjournment or postponement of the Meeting unless required by Law or the Interim Order, or with the Purchaser’s written consent;

(g)
not without the prior written consent of the Purchaser, waive the deadline for the submission of proxies by Securityholders for the Meeting;

(h)
promptly advise the Purchaser of any substantive written communication received from, or claims brought by (or, to the knowledge of the Company, threatened to be brought by), any person in opposition to the Arrangement and/or any purported exercise or withdrawal of Dissent Rights by Shareholders and, subject to Law, cooperate and provide the Purchaser with (i) an opportunity to review and comment upon in advance any written communications to be sent by or on behalf of the Company to any such person and (ii) a copy of any such written communication;

(i)
not settle, compromise or make any payment with respect to, or agree to settle, compromise or make any payment with respect to, any exercise or purported exercise of Dissent Rights without the prior written consent of the Purchaser;

(j)
not waive any failure by any holder of Common Shares to timely deliver a notice of exercise of Dissent Rights, make any payment or settlement offer, or agree to any payment or settlement prior to the Effective Time with respect to Dissent Rights without the prior written consent of the Purchaser;

(k)
at the request of the Purchaser from time to time, provide the Purchaser with a list of (i) the registered Shareholders, together with their addresses and respective holdings of Common Shares, (ii) the names, addresses and holdings of all persons having rights issued by the Company to acquire Common Shares (including holders of Options or Warrants, as applicable), and (iii) participants and book-based nominee registrants such as Broadridge Financial Solutions, Inc., CDS & Co., and CEDE & Co., and non-objecting beneficial owners of Common Shares, together with their addresses and respective holdings of Common Shares, all as can be reasonably obtained by the Company using the procedures set forth under Securities Laws. The Company shall from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including updated or additional lists of Shareholders, and lists of securities positions and other assistance as the Purchaser may reasonably request in order to be able to communicate with respect to the Arrangement with the Shareholders and with such other persons as are entitled to vote on the Arrangement Resolution;

(l)
in the event that the Company provides a Superior Proposal Notice on a date which is less than five Business Days prior to the Meeting, Purchaser shall be entitled to require the Company to adjourn or postpone the Meeting to a date that is not more than 10 Business Days after the date of such notice; and

(m)
notwithstanding the receipt by the Company of a Superior Proposal in accordance with Section 6.2, unless otherwise agreed to in writing by the Purchaser, continue to take all reasonable steps necessary to hold the Meeting and to cause the Arrangement to be voted on at the Meeting and not propose to adjourn or postpone the Meeting other than as contemplated by Sections 2.4(a)(i) and (ii).

2.5
Circular

(a)
The Company shall, as promptly as reasonably practicable following the execution of this Agreement, prepare and complete, in consultation with the Purchaser, the Circular together with any other documents required by Law in connection with the Meeting and the Arrangement, and the Company shall, as promptly as reasonably practicable after obtaining the Interim Order, cause the Circular and such other documents to be filed with any Securities Authority and in all jurisdictions where the Circular is required to be filed and in the form and containing the information required under applicable Laws, including all applicable corporate and securities legislation and requirements, as to permit the Meeting to be held as soon as reasonably practicable and in any event so as to permit the Meeting to be held by the date specified in Section 2.4(a).

(b)
As promptly as reasonably practicable after the filing of the Circular with any Securities Authority, the Company shall mail to each Shareholder and such other third parties as may be required pursuant to the Interim Order and applicable Laws, the Circular (but in no event prior to the clearance of the Circular by any Securities Authority or later than three Business Days following clearance of the Circular by any Securities Authority) and all other proxy materials for the Meeting, and if necessary in order to comply with applicable securities laws, after the Circular shall have been so mailed, promptly circulate amended, supplemental or supplemented proxy material, and, if required in connection therewith, re-solicit proxies. The Company shall cause the Circular to be mailed in all jurisdictions where the same is required to be mailed.

(c)
The Company shall ensure that the Circular complies in material respects with the Interim Order and Law, does not contain any Misrepresentation (other than in respect to any written information with respect to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular) and provides the Securityholders with sufficient information to permit them to form a reasoned judgement concerning the matters to be placed before the Meeting.

(d)
Without limiting the generality of Section 2.5(a), the Circular must include: (i) a summary and a copy of the Fairness Opinion, (ii) a statement that the Transaction Committee has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel, unanimously recommended that the Board approve the Arrangement, (iii) a statement that the Board has received the Fairness Opinion and has, after receiving advice from its financial advisers and outside legal counsel and the unanimous recommendation of the Transaction Committee, unanimously determined that the Arrangement Resolution is in the best interests of the Company and is fair to the Shareholders and that the Board unanimously recommends that the Securityholders vote in favour of the Arrangement Resolution (the “Board Recommendation”), (iv) a statement that each director and officer of the Company has entered into a Voting and Support Agreement pursuant to which such director or officer has agreed to vote all of his or her securities in favour of the Arrangement Resolution; and (v) a statement that the Supporting Shareholders have entered into the Voting and Support Agreements pursuant to which the Supporting Shareholders have agreed to vote all of their securities in favour of the Arrangement Resolution.

(e)
The Company shall give the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on drafts of the Circular and other related documents, and shall give reasonable consideration to any comments made by the Purchaser and its outside legal counsel , and agrees that all information relating to the Purchaser that is furnished in writing by or on behalf of the Purchaser for inclusion in the Circular or other related documents must be in a form and content satisfactory to the Purchaser, acting reasonably. The Company shall provide the Purchaser with a final copy of the Circular prior to its mailing to the Shareholders.

(f)
The Purchaser shall provide, in a reasonably timely and expeditious manner, in writing to the Company, the Purchaser Information, as applicable, that is required by the Interim Order or Law to be included by the Company in the Circular or other related documents. The Purchaser shall ensure that the Purchaser Information (i)

complies in material respects with the Interim Order and Law and (ii) does not contain any Misrepresentation.
(g)
Each Party shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required to be included in the Circular and to the identification in the Circular of each such advisor.

(h)
Each Party shall promptly notify the other Party if it becomes aware that the Circular contains a Misrepresentation, or otherwise requires an amendment or supplement (including with respect to the Meeting). The Parties shall cooperate in the preparation of any such amendment or supplement as required or appropriate, and the Company shall promptly mail, file or otherwise publicly disseminate any such amendment or supplement to the Shareholders in and to all jurisdictions where such amendments or supplements are required to be mailed, complying in all material respects with all applicable Laws on the date of the mailing thereof and, if required by the Court or by Law, file the same with the Securities Authorities or any other Governmental Entity as required.

(i)
The Company shall promptly notify the Purchaser upon the receipt of any correspondence with respect to the Circular or the Arrangement, whether written or oral, from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement or any request from any Securities Authority or the staff of a Securities Authority for information related to the Circular or the Arrangement or amendments or supplements to the Circular, and shall promptly provide the Purchaser with copies of all written correspondence between the Company and its Representatives, on the one hand, and the Securities Authority or the staff of the Securities Authority, on the other hand. The Company shall use its commercially reasonable efforts to respond reasonably promptly to any correspondence with respect to the Circular or the Arrangement from any Securities Authority or the staff of a Securities Authority with respect to the Circular or the Arrangement, and the Company shall give reasonable consideration to recommendations provided by the Purchaser and its legal counsel prior to submitting to the Securities Authority or the staff of the Securities Authority any response to any such correspondence. In connection with the filing of the Circular or the dissemination thereof to the Shareholders, or submitting to any Securities Authority or the staff of a Securities Authority any response to any correspondence of any Securities Authority or the staff of the Securities Authority with respect thereto, the Company shall provide the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on such document, responses and/or proposed disclosures and the Company shall give reasonable and due consideration to any reasonable comments of the Purchaser and/or its outside legal counsel prior to such filing, dissemination or submission.

2.6
Final Order

If the Interim Order is obtained and the Arrangement Resolution is passed at the Meeting as provided for in the Interim Order, the Company shall, subject to the terms of this Agreement, take all steps necessary or desirable to submit the Arrangement to the Court and diligently pursue an application for the Final Order as soon as reasonably practicable, but in any event not later than five Business Days after the Arrangement Resolution is passed at the Meeting.

2.7
Court Proceedings

Subject to the terms of this Agreement, the Purchaser will cooperate with and assist the Company in seeking the Interim Order and the Final Order, including by providing the Company on a timely basis any information regarding the Purchaser reasonably required to be supplied by the Purchaser in connection therewith. In connection with all Proceedings relating to obtaining the Interim Order and the Final Order, the Company shall, subject to the terms of this Agreement:
(a)
diligently pursue, and cooperate with the Purchaser in diligently pursuing, the Interim Order and the Final Order;

(b)
provide the Purchaser and its outside legal counsel with a reasonable opportunity to review and comment upon drafts of all material to be filed with, or submitted to, the Court or any Governmental Entity in connection with the Arrangement, including drafts of the motion for Interim Order and Final Order, affidavits, Interim Order and Final Order, and give reasonable and due consideration to all such comments of the Purchaser and its outside legal counsel, provided that all information relating to the Purchaser included in such materials shall be in a form and substance satisfactory to the Purchaser, acting reasonably;

(c)
provide to the Purchaser and its outside legal counsel, on a timely basis, copies of any notice of appearance, evidence or other documents served on the Company or its outside legal counsel in respect of the application for the Interim Order or the Final Order or any appeal from them, and any notice, written or oral, indicating the intention of any person to appeal, or oppose the granting of, the Interim Order or the Final Order;

(d)
subject to applicable Law, ensure that all material filed with the Court in connection with the Arrangement is consistent in all material respects with the terms of this Agreement and the Plan of Arrangement;

(e)
subject to applicable Law, not file any material with the Court in connection with the Arrangement or serve any such material, or agree to modify or amend any material so filed or served, except as contemplated by this Agreement or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided that the Purchaser is not required to agree or consent to any increase in or variation in the form of the Consideration or other modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations, or diminishes or limits the Purchaser’s rights, or set forth in any such filed or served materials or under this Agreement, the Arrangement or the Voting and Support Agreements;

(f)
oppose any proposal from any person that the Final Order contain any provision inconsistent with this Agreement and consult with the Purchaser with respect to the defense or settlement of any Shareholder or derivative Proceeding and shall not settle in respect of any such Proceeding without the Purchaser’s prior written consent, which consent will not be unreasonably withheld, delayed or conditioned;

(g)
not unreasonably object to outside legal counsel to the Purchaser making such submissions on the application for the Interim Order and the application for the Final Order as such counsel considers appropriate, acting reasonably; provided that such submissions are consistent with this Agreement and the Plan of Arrangement, and further provided that the Purchaser’s outside legal counsel advises the Company’s outside legal counsel of the nature of such submissions at least the day before the hearing; and
(h)
if the Company is required by the terms of the Final Order or by Law to return to Court with respect to the Final Order, only do so after notice to, and in consultation and cooperation with, the Purchaser.

2.8
Arrangement and Effective Time

(a)
Subject to the satisfaction or waiver of all conditions to completion of the Arrangement set out in Article 8 (excluding any conditions that, by their terms, cannot be satisfied until the Effective Date, but subject to the satisfaction or, where not prohibited, waiver of those conditions as of the Effective Date by the applicable Party or Parties for whose benefit such conditions exist), the closing of the transactions contemplated by the Arrangement will take place at the offices of Stikeman Elliott LLP, 666 Burrard Street, Suite 1700, Park Place, Vancouver, British Columbia, V6C 2X8 at 12:01 a.m. (Vancouver time) on the third Business Day following receipt of the Final Order, or on such other time and place as may be agreed upon by the Parties in writing (the “Effective Date”), provided that the Purchaser shall have complied with Section 2.10 at which time (i) each Party shall deliver to the other (A) the documents required or contemplated to be delivered by it under this Agreement in order to complete, or, necessary or reasonably requested to be delivered by it by any other Party in order to effect, the Arrangement, provided that, unless the Parties otherwise agree, each document required to be dated the Effective Date shall be dated as of, and become effective on, the Effective Date and shall be held in escrow to be released upon the Arrangement becoming effective, and (B) written confirmation as to the satisfaction or waiver of all conditions precedent in Article 8 in its favour, and (ii) the Company shall take all steps and actions, including, if applicable, making all necessary filings with Governmental Entities, to give effect to the Arrangement.

(b)
From and after the Effective Time, the Plan of Arrangement shall have all of the effects provided by applicable Law, including the BCBCA.

2.9
Determination of Cash Amount

(a)
Except as otherwise contemplated in this Section 2.9, at least 10 Business Days before effecting the Distribution, if any, the Company shall deliver to the Purchaser a schedule (the “Closing Cash Schedule”) setting forth, in reasonable detail, the Company’s good faith, estimated calculation of (i) the Closing Cash Calculation and (ii) based on the foregoing, the Maximum Permitted Distribution Amount. The Company shall make available to the Purchaser, as reasonably requested by the Purchaser, the work papers and back-up materials used or any other relevant information useful in preparing the Closing Cash Schedule, including close-out memos or other forms of written affirmation from vendors that either no more money is due or an amount of money is due that is reflected on the Closing Cash Schedule. If reasonably requested by the Purchaser, the Company shall provide the Purchaser with access to the Company’s accountants and counsel at reasonable times and upon reasonable notice in order to permit the Purchaser to review the Closing Cash Calculation.
(b)
The Purchaser shall have the right to dispute any part of the Closing Cash Calculation by delivering a written notice (a “Dispute Notice”) to that effect to the Company on or prior to 11:59 p.m. (Vancouver Time) on the fifth calendar day following the Purchaser’s receipt of the Closing Cash Schedule (the “Response Time”), which Dispute Notice shall identify in reasonable detail the nature and amounts of any proposed revisions to the proposed Closing Cash Calculation and shall be accompanied by a reasonably detailed explanation for the basis for such revisions.

(c)
If, on or prior to the Response Time, the Purchaser notifies the Company in writing that it has no objections to the Closing Cash Calculation or if the Purchaser fails to deliver a Dispute Notice as provided in Section 2.9(b) prior to the Response Time, then the Closing Cash Calculation and the Maximum Permitted Distribution Amount as set forth in the Closing Cash Schedule shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(d)
If the Purchaser delivers a Dispute Notice on or prior to the Response Time, then representatives of the Company and the Purchaser shall promptly (and in no event later than one Business Day thereafter) meet and attempt in good faith to resolve the disputed item(s) and negotiate an agreed-upon determination of the Closing Net Cash and the Maximum Permitted Distribution Amount, which agreed upon Closing Net Cash amount shall be deemed to have been finally determined for purposes of this Agreement and shall represent the Closing Net Cash as of the Cash Determination Time for purposes of this Agreement.

(e)
If Representatives of the Company and the Purchaser are unable to negotiate an agreed-upon determination of Closing Net Cash as of the Cash Determination Time and the Maximum Permitted Distribution Amount pursuant to Section 2.9(d) within three Business Days after delivery of the Dispute Notice (or such other period as the Company and the Purchaser may mutually agree upon), then the Company and the Purchaser shall, within two Business Days, appoint by mutual agreement the Vancouver office of an impartial nationally or regionally recognized firm of independent certified public accountants other than the Company or the Purchaser’s accountants (the “Accounting Firm”) to resolve any remaining disagreements as to the calculation of Closing Net Cash or the Maximum Permitted Distribution Amount. The Company and the Purchaser shall promptly deliver to the Accounting Firm the work papers and back-up materials used in preparing the Closing Cash Schedule and the Dispute Notice, and the Company and the Purchaser shall use commercially reasonable efforts to cause the Accounting Firm to make its determination within three Business Days of accepting its selection. The Company and the Purchaser shall be afforded the opportunity to present to the Accounting Firm any materials related to the unresolved disputes and to discuss the issues with the Accounting Firm; provided, that no such presentation or discussion shall occur without the presence of a Representative of the Company and the Purchaser. The determination of the Accounting Firm shall be limited to the disagreements submitted to the Accounting Firm. The determination of the amount of Closing Net Cash and/or the Maximum Permitted

Distribution Amount made by the Accounting Firm shall be made in writing delivered to each of the Company and the Purchaser, shall be final and binding on the Company and the Purchaser and shall (absent manifest error) be deemed to have been finally determined for purposes of this Agreement and to represent the Closing Net Cash and/or the Maximum Permitted Distribution Amount as of the Cash Determination Time for purposes of this Agreement. The Parties shall extend the Effective Time until the resolution of the matters described in this Section 2.9(e); provided, that the Company shall not, and shall not be required to, extend the Effective Time beyond the Outside Date. The fees and expenses of the Accounting Firm shall be allocated between the Company (as a Closing Transaction Expense) and the Purchaser in the same proportion that the disputed amount of the Closing Net Cash and/or Maximum Permitted Distribution Amount that was unsuccessfully disputed by such party (as finally determined by the Accounting Firm) bears to the total disputed amount of such amounts and the Company’s portion of such fees and expenses shall be deducted from the Closing Net Cash amount.
2.10
Payment of Consideration

The Purchaser shall, following receipt of the Final Order and at least one Business Day prior to the Effective Date, provide the Depositary with sufficient funds to be held in escrow (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) to satisfy the aggregate consideration payable by the Purchaser pursuant to the Plan of Arrangement (other than with respect to Common Shares already owned by the Purchaser and Shareholders exercising Dissent Rights as provided in the Plan of Arrangement).
2.11
Treatment of Incentive Securities and Warrants.

(a)
The Parties acknowledge that the Options and Warrants shall be treated in accordance with the provisions of the Plan of Arrangement.

(b)
The Parties acknowledge that, in respect of any payment made to a holder of Options in respect of the Options pursuant to the Plan of Arrangement who is a resident of Canada or who is employed in Canada (both within the meaning of the Tax Act): (i) the Company shall (A) make an election pursuant to subsection 110(1.1) of the Tax Act in respect of the cash payments made in exchange for the surrender of Options that qualify for the deduction under paragraph 110(1)(d) of the Tax Act, and (B) provide evidence in writing of such election to such holders of Options, in the form(s) prescribed in respect of the Tax Act, and (ii) no deduction will be claimed in respect of any such payments in computing the taxable income of the Company or of any person not dealing at arm’s length with the Company under the Tax Act.

2.12
Withholding

Each Party, their affiliates, or any other applicable withholding agent shall be entitled to deduct and withhold from any consideration or other amount payable or otherwise deliverable to any person (an “Affected Person”) pursuant to this Agreement, the Arrangement or the CVR Agreement such amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom under any provision of applicable Law in respect of Taxes (a “Withholding Obligation”). To the extent that such amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes under this Agreement, the Arrangement or the CVR Agreement as having been paid to the Affected Person.
2.13
Contingent Value Right

At or prior to the Effective Time, Parent and the Purchaser will authorize and duly adopt, execute and deliver, and will ensure that the Rights Agent executes and delivers the CVR Agreement, subject to any reasonable revisions to the CVR Agreement that are requested by such Rights Agent or the Representative thereunder (provided that such revisions are not, individually or in the aggregate, materially detrimental to any holder of CVRs). Parent, Purchaser and the Company shall cooperate, including by making changes to the form of CVR Agreement, as necessary to ensure that the CVRs are not subject to registration under the Securities Laws or any applicable state securities or “blue sky” Laws.
2.14
Change of Control and Other Payments

The Purchaser covenants and agrees that, following the Effective Time, it will cause the Company and its Subsidiary and all of their respective successors to honour and comply with the terms of all employment agreements, termination, severance, change of control and retention agreements, other agreements that include payments required in connection with a change of control of the Company, and plans or policies of the Company and its Subsidiary that are disclosed in Schedule 2.12 to the Disclosure Letter and to effect payment in full for (i) all payments that are required to be made by the Company or its Subsidiary pursuant to such agreements, plans and policies in accordance with such agreements, plans and policies and (ii) all COBRA Costs.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT
The Purchaser and Parent hereby make to the Company the representations and warranties set out in Schedule C to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement. The representations and warranties of the Purchaser and Parent contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.
Any investigation by the Company and its affiliates and their advisors shall not mitigate, diminish or affect the representations and warranties of the Purchaser and Parent pursuant to this Agreement.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby makes to the Purchaser the representations and warranties set out in Schedule E to this Agreement and acknowledges that the Purchaser and Parent are relying upon these representations and warranties in connection with entering into this Agreement. The representations and warranties of the Company contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

Any investigation by the Purchaser and its affiliates and their advisors shall not mitigate, diminish or affect the representations and warranties of the Company pursuant to this Agreement.
ARTICLE 5
CONDUCT OF BUSINESS
5.1
Conduct of Business by the Company

(a)
During the Interim Period, except:

(i)
with the prior written consent of the Purchaser (such prior written consent not to be unreasonably withheld or delayed); or

(ii)
as is otherwise expressly permitted or specifically contemplated by this Agreement or the Plan of Arrangement,

the Company shall, and shall cause its Subsidiary to:
(iii)
continue the Discontinuance;

(iv)
continue to pay outstanding accounts payable and other liabilities (including payroll) when due and payable; and

(v)
keep the Purchaser fully informed as to material decisions or actions made or required to be made with respect to, and material developments relating to, the Discontinuance and consult with the Purchaser, as the Purchaser may reasonably request, to allow the Purchaser to monitor and provide input with respect to the direction and control of, any such material decisions or actions or developments.

(b)
Without limiting the generality of the foregoing, the Company covenants and agrees that, during the Interim Period, unless (i) the Purchaser shall otherwise agree to in writing (such prior written consent not to be unreasonably withheld or delayed), (ii) expressly permitted or specifically contemplated by this Agreement and the Contemplated Transactions, (iii) expressly required by applicable Law, or (iv) as set forth on Section 5.1(b) of the Disclosure Letter, the Company shall, and shall cause its Subsidiary to:

(A)
not split, consolidate or reclassify any of its outstanding shares nor undertake any other capital reorganization, nor reduce capital in respect of its outstanding shares;

(B)
not declare, set aside or pay any dividends on or make any other distributions on or in respect of its outstanding shares;

(C)
not amend its articles of incorporation, by-laws or other comparable organizational documents or the terms of any of its outstanding securities, including any outstanding indebtedness;

(D)
not issue, grant, deliver, sell, exchange, amend, modify, accelerate, pledge or otherwise subject to any Encumbrance (other than

Permitted Encumbrances), or authorize any such action in respect of, any securities of the Company (other than the issuance of Common Shares upon the exercise of currently outstanding Options or other Convertible Securities in accordance with their terms);
(E)
not redeem, offer to purchase, purchase or cause to be purchased any of its outstanding securities;

(F)
without limiting the generality of Section 5.1(b)(D) not authorize, approve, agree to issue, issue or award any Options under the Option Plan or any other Convertible Securities;

(G)
not adopt a shareholder rights plan that provides rights to the Shareholders to purchase any securities of the Company as a result of the Arrangement or the Contemplated Transactions, if any;

(H)
not enter into, adopt, establish, amend, modify or terminate any Employee Plan (or any arrangement that would be an Employee Plan if in effect as of the date hereof), other than in connection with the Discontinuance;

(I)
not increase or decrease any salary, incentives, benefits or other compensation, and not accelerate vesting of any benefits, of any officer, employee, director of the Company or its Subsidiary under any Employee Plan, in each case, other than as contemplated by Section 2.11 of this Agreement;

(J)
not acquire or dispose of any securities, except in connection with the Discontinuance;

(K)
not reorganize, amalgamate, combine or merge the Company or the Subsidiary with any other person;

(L)
not create any Subsidiary;

(M)
not acquire or commit to acquire any assets or group of related assets (through one or more related or unrelated acquisitions);

(N)
not incur, or commit to, capital expenditures; not sell, lease, option, encumber or otherwise dispose of, or commit to sell, lease, option, encumber or otherwise dispose of, or allow any third party to encumber for a period of five Business Days without contesting in good faith, any assets or group of related assets (through one or more related or unrelated transactions), excluding any sale in connection with the Discontinuance or any sale of any obsolete assets, or transfer any interest in any of the Company’s Subsidiaries to a third party unless required under existing banking facilities (provided, however, that to the extent any such sale results in any obligations of or adverse consequences to the Purchaser or its Subsidiaries that could extend beyond the Effective Date, or contemplates that any consideration paid in respect thereof is in anything other than immediately available cash, or otherwise interferes with or delays in any manner the ability of the Purchaser to perform its obligations under this Agreement or timely consummate the transaction contemplated hereby, the Company shall procure prior written consent of the Purchaser prior to entering into any sale transaction and any such post-Effective Date obligations shall be treated as a reduction to Closing Net Cash hereunder);
(O)
not approve the grant of any power of attorney to allow any person to take any action on behalf of the Company or its Subsidiary or the amendment of any power of attorney allowing any person to take any action on behalf of the Company or its Subsidiary;

(P)
not enter into or complete any transaction other than in connection with the Discontinuance or in accordance with plans previously disclosed in the Company Public Documents filed and available on SEDAR+ and EDGAR on or before the date hereof;

(Q)
(1) not incur or commit to incur any indebtedness for borrowed money, except for the borrowing of working capital in connection with the Discontinuance or issue any debt securities, (2) not incur or commit to incur, or guarantee, endorse or otherwise become responsible for, any other material liability, obligation or indemnity or the obligation of any person other than the wholly-owned Subsidiaries of the Company, or (3) not make any loans or advances to any person other than the wholly-owned Subsidiaries of the Company;

(R)
not make any material changes to existing accounting methods, principles, practices or policies or internal controls other than as required by applicable Law or by GAAP;

(S)
not pay, discharge or satisfy any material claims, liabilities or obligations other than the payment, discharge or satisfaction, in connection with the Discontinuance in accordance with their terms, of liabilities reflected or reserved against in the Company’s financial statements as at and for the period ended March 31, 2025;

(T)
not engage in any transaction with any related parties other than with the Company and its Subsidiary in connection with the Discontinuance;

(U)
not commence or settle or assign any rights relating to or any interest in any litigation, proceeding, claim, action, assessment or investigation that is material to the Company and involving the Company or its Subsidiary or material asset of either;

(V)
not waive, release, grant, transfer, exercise, modify or amend in any material respect, other than in connection with the Discontinuance,

(1) any existing contractual rights in respect of any joint ventures of the Company, (2) any Authorization, lease, concession, contract or other document, or (3) any other material legal rights or claims;
(W)
not propose or enter into any agreement, arrangement, commitment, or offer with respect to a material joint venture or other mutual co-operation or distribution agreement;

(X)
not enter into any interest rate, currency or equity swaps, hedges, derivatives or other similar financial instruments other than (1) in connection with the Discontinuance, (2) if approved by the Board of Directors prior to the date hereof or (3) if required under existing banking facilities;

(Y)
not increase any coverage under any directors’ and officers’ insurance policy other than as contemplated in Section 10.3;

(Z)
not acquire or agree to acquire (by merger, amalgamation, arrangement, acquisition of stock or assets or otherwise) any person or division of any person or make any investment either by purchase of shares or securities, contributions of capital (other than to the wholly-owned Subsidiaries of the Company), property transfer or purchase of any property or assets of any other person, except for capital expenditures permitted by Section 5.1(b)(K);

(AA)
not sell, sell and lease back, pledge, license, lease, sublease, alienate, dispose, swap, transfer or voluntarily lose the right to use, in whole or in part, or otherwise dispose of, or subject to any Encumbrance (other than Permitted Encumbrance), any assets Company or its Subsidiary or any interest in any assets of the Company or its Subsidiary, or waive, cancel, release or assign to any person (other than the Company and the Subsidiary) any material right or claim (including indebtedness owed to the Company and the Subsidiary), except for (1) any assets Company or its Subsidiary sold, leased, disposed of or otherwise transferred in connection with the Discontinuance and that are not, individually or in the aggregate, material to the Company and the Subsidiary, (2) obsolete, damaged or destroyed assets, (3) returns of leased assets at the end of the lease term, (4) transfers of assets between the Company and the Subsidiary, and (5) as required pursuant to the terms of any Material Contract in effect on the date of this Agreement;

(BB)
not adopt a plan of complete or partial liquidation, arrangement, dissolution, amalgamation, merger, consolidation, restructuring, recapitalization, winding-up or other reorganization of the Company or the Subsidiary (other than this Agreement and the Contemplated Transactions), or file a petition in bankruptcy under any applicable Law on behalf of the Company or the Subsidiary, or consent to the filing of any bankruptcy petition against the Company or the Subsidiary under any applicable Law;

(CC)
duly and timely file all material forms, reports, press releases, schedules, statements and other documents required to be filed pursuant to any applicable corporate Laws or applicable Securities Laws, provided however that the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or release, recognizing that whether or not such comments are appropriate will be determined by the Company, acting reasonably;

(DD)
not (1) make, change or revoke any material Tax election (other than in connection with the Discontinuance), (2) change any annual Tax accounting period, (3) adopt (other than in connection with the Discontinuance) or make any material change to any material method of Tax accounting, (4) amend any material Tax Return, (5) surrender any claim for a material refund of Taxes, (6) settle or compromise any material claim, assessment or other dispute in respect of Taxes, (7) enter into or make any voluntary disclosure with respect to any material amount of Taxes, (8) enter into any Tax sharing, allocation, indemnification, receivable reimbursement, or similar agreement (whether or not written), (9) fail to pay any material Tax as such Tax became due and payable (including any estimated Tax), (10) prepare and file any Tax Return in a manner materially inconsistent with past practice, or (11) incur any material liability for Taxes outside the Discontinuance;

(EE)
except as contemplated in Section 6.1, not enter into any transaction or perform any act or fail to perform any act that would reasonably be expected to interfere with, delay, or be materially inconsistent with the successful completion of the acquisition of Common Shares by the Purchaser pursuant to the Arrangement;

(FF)
without limiting the generality of the foregoing, vote or cause to be voted all shares and other securities held by the Company or a Subsidiary of the Company, and use commercially reasonable efforts to cause all nominees of the Company on the board of directors or any management committee or other committee of a Subsidiary of the Company to vote, in a manner consistent with all of the foregoing sections, including voting against, or causing such persons to vote against, any resolution to approve any act, agreement or transaction prohibited by any of the foregoing sections;

(GG)
(1) not offer, promise, pay, authorize or take up any act in furtherance of any offer, promise, payment or authorization of payment of anything of value, directly or indirectly, to any Government Official or Person of Concern for the purpose of securing discretionary action or inaction or a decision of a Government Official(s), influence over discretionary action or inaction of a Government Official(s), or any improper advantage; or

(2) take any action which is otherwise inconsistent with or prohibited by the substantive prohibitions or requirements of Anti-Corruption Laws, AML Laws or similar applicable Laws of any other jurisdiction prohibiting corruption, bribery and money laundering, in connection with any of their business;
(HH)
not fail to pay or cause to be paid all accounts when due or invoices promptly upon receipt, consistent with past practice;

(II)
not enter into any new line of business;

(JJ)
not reduce the stated capital of the securities of the Company or the Subsidiary;

(KK)
not disclose any material trade secrets or material confidential information pertaining to the Company or the Subsidiary to any person, other than to persons who are under a contractual, legal, or ethical obligation to maintain the confidentiality of such information;

(LL)
not take any action that would, or would reasonably be expected to, materially delay or impede the consummation of the Arrangement, or the satisfaction of any of the conditions set forth in Article 8;

(MM)
enter into or amend any Contract with any broker, finder or investment banker, provided that the foregoing shall not prohibit the Company from entering into an agreement on commercially reasonable terms with any dealer and proxy solicitation services firm for purposes of soliciting proxies in connection with the Arrangement; or

(NN)
not announce an intention, enter into any formal or informal agreement, or otherwise make a commitment to do any of the things prohibited by any of the foregoing subsections.

(c)
The Company shall use its commercially reasonable efforts to cause the current material insurance (or re-insurance) policies maintained by the Company or the Subsidiary not to be cancelled or terminated or any of the coverage thereunder to lapse, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance and reinsurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect; provided that, subject to 10.3, neither the Company nor the Subsidiary shall obtain or renew any insurance (or re- insurance) policy for a term exceeding 12 months.

(d)
Nothing contained in this Agreement shall give the Purchaser, directly or indirectly, the right to direct or control the Discontinuance prior to the Effective Time. Prior to the Effective Time, the Company shall exercise, consistent with the terms of this Agreement, control and supervision over the Discontinuance. Nothing in this Agreement, including any of the restrictions set forth herein, shall be interpreted in such a way as to place any Party in violation of applicable Law.

(e)
For greater certainty, nothing in this Agreement will restrict the Company or the Subsidiary from (i) incurring and paying costs and expenses in connection with the transactions contemplated by the Agreement, including all legal, accounting, financial advisory, printing and other administrative or professional fees, the fees of its financial advisors, including in connection with the establishment of the Transaction Committee and the receipt and consideration of expressions of interest from persons other than the Purchaser prior to the execution of this Agreement, the negotiation and settlement of this Agreement, the preparation and mailing of the Circular, the convening of the Meeting, applications for the Interim Order and Final Order, the solicitation of proxies in respect of the meeting and structuring and completion of the transactions contemplated; (ii) paying, discharging, settling, satisfying, compromising, waiving, assigning or releasing any claims, rights, liabilities or obligations disclosed in Schedule 5.1 to the Disclosure Letter, or (iii) entering into indemnification agreements with directors, officers and employees of the Company and the Subsidiary, and individuals related to such persons, provided that a copy of any such agreement is provided to the Purchaser not less than five days prior to the Effective Date.

5.2
Directors’ Obligations

Nothing in this Agreement shall prevent the Board of Directors from complying with applicable Securities Laws and applicable Laws including, making any disclosures or taking any actions that may be required under applicable Laws (including the BCBCA).
ARTICLE 6
COVENANTS OF THE COMPANY
6.1
Non-Solicitation

(a)
On and after the date hereof, except as otherwise provided in this Article 6, the Company shall not, and shall cause each of its Representatives not to, directly or indirectly:

(i)
make, solicit, assist, initiate, encourage, promote or otherwise facilitate (including by way of furnishing, providing access to or disclosing information, books and records, facilities or properties of the Company or a Subsidiary of the Company or entering into any form of written or oral agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal;

(ii)
enter into, continue or otherwise participate or engage in or otherwise facilitate any discussions or negotiations with any person (other than the Purchaser and its affiliates and their respective Representatives), or otherwise cooperate in any way with, or assist or participate in, encourage or otherwise facilitate, any inquiry, proposal or offer that constitutes or could reasonably be expected to constitute an Acquisition Proposal, provided that, for greater certainty, the Company may (A) communicate with any person making an unsolicited Acquisition Proposal (and such person’s Representatives) for the purposes of clarifying the terms and conditions of such Acquisition Proposal and assessing the likelihood of its consummation so as to determine whether such Acquisition Proposal constitutes or could reasonably be expected to constitute or lead to a Superior Proposal, (B) advise any person of the restrictions of this Agreement, and (C) advise any person making an unsolicited Acquisition Proposal that such Acquisition Proposal does not constitute a Superior Proposal when the Board of Directors has so determined;
(iii)
make a Change of Recommendation; or

(iv)
accept, approve, endorse, recommend or enter into, or publicly propose to accept, approve, endorse, recommend or enter into, any letter of intent, agreement in principle, agreement, arrangement or undertaking (other than a confidentiality and standstill agreement permitted under Section 6.2) constituting an Acquisition Proposal or requiring, or reasonably expected to cause, the Company to abandon, terminate, delay or fail to consummate, or that would otherwise impede, interfere or be inconsistent with, the Arrangement or any of the other transactions contemplated by this Agreement or requiring, or reasonably expected to cause, the Company to fail to comply with this Agreement or providing for the payment of any break, termination or other fees or expenses to any person in the event that any of the Contemplated Transactions are completed or in the event that it completes any other transaction with the Purchaser or any of its affiliates that is agreed to prior to any termination of this Agreement.

(b)
The Company shall, and shall cause each of its Subsidiary and Representatives to, immediately cease and terminate any existing solicitation, assistance, discussion, encouragement, activities, negotiation or process with or involving any person (other than the Purchaser, its affiliates and their respective Representatives) commenced prior to the date of this Agreement with respect to or which could reasonably be expected to constitute an Acquisition Proposal, whether or not initiated by the Company or any of its Representatives and, in connection therewith, the Company will discontinue access to any other third party to all information, including any data room (virtual or otherwise) and any confidential information, properties, facilities, books and records of the Company or its Subsidiary.

(c)
The Company represents and warrants that neither it nor its Representatives have waived or released any person from such person’s obligations respecting the Company, or its Subsidiary, under any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and further covenants and agrees that the Company shall, and shall cause its Subsidiary to (i) not release any person from, or waive or amend any provision of any confidentiality, standstill or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party, and (ii) take all necessary action to enforce each confidentiality, standstill, or similar agreement or restriction to which the Company or any Subsidiary of the Company is a party (it being acknowledged by the Purchaser that the automatic release from any currently existing standstill restrictions of any such currently existing agreement in accordance with the terms of such agreement as a result of entering into and announcing this Agreement shall not be a violation of this Section 6.1(c)).

(d)
The Company shall ensure that its Representatives are aware of the provisions of this Section 6.1, and the Company shall be responsible for any breach of this Section 6.1 by its Representatives and any such breach shall be deemed a breach of this Section 6.1 by the Company.

(e)
From and after the date of this Agreement, the Company shall promptly (and in any event within 24 hours after it has received or otherwise become aware of any proposal, inquiry, offer, request or expression of interest) notify the Purchaser of any proposal, inquiry, offer, request or expression of interest relating to or that constitutes an Acquisition Proposal or which could reasonably be expected to constitute an Acquisition Proposal or any request for copies of, access to, or disclosure of, non-public information relating to the Company or any Subsidiary of the Company, including but not limited to information, access, or disclosure relating to the properties, facilities, books, records or a list of securityholders of the Company. Such notice shall include a description of the terms and conditions of, and the identity of the person making, any proposal, inquiry, offer, request or expression of interest, and shall include copies of any such proposal, inquiry, offer, request or expression of interest. The Company shall promptly keep the Purchaser fully informed of any change in the status of developments and negotiations (to the extent such negotiations are permitted pursuant to Section 6.2) with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, and shall, promptly upon receipt or delivery thereof, provide the Purchaser (or its outside legal counsel) with copies of all documents and written communications relating to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest exchanged between the Company or any of its Representatives, on the one hand, and the person making the Acquisition Proposal, inquiry, proposal, offer, request or expression of interest, including any changes, modifications or other amendments to any such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest or any of its Representatives, on the other hand. The Company shall respond promptly to all inquiries by the Purchaser with respect to such Acquisition Proposal, inquiry, proposal, offer, request or expression of interest. The Company shall not, and shall cause its Subsidiary not to, enter into any agreement with any person subsequent to the date hereof that prohibits, or which contains any provision that adversely affects the rights of the Company or its Subsidiary upon compliance with any of the provisions of this Agreement.

(f)
Without limiting the generality of the foregoing, the Company will promptly (i) advise the Purchaser of any action by a third party of which the Company is aware (whether actual, anticipated, contemplated or threatened) which could reasonably be expected to hinder, prevent, delay or otherwise adversely affect the completion of the Arrangement or any of the Contemplated Transactions; and (ii) notify the Purchaser of any notice or other communication from any Governmental Entity in connection with this Agreement or the Arrangement.

(g)
Notwithstanding Section 6.1(a) or any other provision of this Agreement, following receipt by the Company of any proposal, inquiry, offer, request or expression of interest (including any changes, modifications or other amendments thereto) that is not an Acquisition Proposal but which the Company reasonably believes could lead to an Acquisition Proposal, the Company may respond to the proponent solely to advise it that, in accordance with this Agreement, the Company can only enter into discussions or negotiations with a party in accordance with Article 6 of this Agreement, and for no other purpose.
6.2
Responding to an Acquisition Proposal and Right to Match

(a)
Notwithstanding Section 6.1(a) or any other provision of this Agreement to the contrary, if after the date hereof the Company or any of its Representatives receives from a person a written Acquisition Proposal (including, for greater certainty, an amendment, change or modification to an Acquisition Proposal made prior to the date hereof) that was not solicited after the date hereof in contravention of Section 6.1 the Company and its Representatives may:

(i)
if and only if: (A) the Board of Directors determines in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal; (B) such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality, standstill or similar restriction; (C) the Company has been, and continues to be, in compliance with its obligations under this Article 6; and (D) the Company promptly provides the Purchaser with prior written notice stating the Company’s intention to participate in such discussions or negotiations and to provide such copies, access or disclosure:

(ii)
furnish information with respect to the Company and its Subsidiary to the person making such Acquisition Proposal and its Representatives, provided that (A) the Company first enters into a confidentiality and standstill agreement with such person, the provisions of which are (I) no less favourable to the Company than any confidentiality obligations applicable to Parent, Purchaser or XRC and (II) do not restrict the Company from complying in all respects with the terms of this Agreement, and (B) the Company sends a copy of such agreement to the Purchaser promptly following its execution and the Purchaser is promptly provided with all information provided to such person (to the extent not previously provided); and

(iii)
engage in discussions and negotiations with respect to the Acquisition Proposal with the person making such Acquisition Proposal and its Representatives.

(b)
Notwithstanding Section 6.1(a) or any other provision of this Agreement, if after the date hereof the Company receives a Superior Proposal, the Company may terminate this Agreement and accept, approve, recommend or enter into any agreement, understanding or arrangement in respect of such Superior Proposal prior to completion of the Arrangement and recommend or approve such Superior Proposal if and only if:

(i)
such Superior Proposal did not arise, directly or indirectly, as a result of a violation by the Company of Section 6.1, and the Company has been and continues to be in compliance with its obligations under Section 6.1 and this Section 6.2;
(ii)
the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill or similar restriction;

(iii)
the Board of Directors has determined in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal constitutes a Superior Proposal;

(iv)
the Company has (A) delivered written notice to the Purchaser of the determination of the Board of Directors that the Acquisition Proposal is a Superior Proposal and of the intention of the Board of Directors to accept, approve, recommend or enter into an agreement in respect of such Superior Proposal (the “Superior Proposal Notice”) and (B) has provided the Purchaser with a copy of the acquisition or similar agreement relating to such Acquisition Proposal, including all supporting materials, including any financing documents supplied to the Company in connection therewith and a written notice from the Board regarding the value in financial terms that the Board has, in consultation with an independent financial advisor, determined should be ascribed to any non-cash consideration offered under the Superior Proposal;

(v)
at least five Business Days have elapsed since the later of the date on which the Purchaser received a copy of the Superior Proposal Notice and the date on which the Purchaser received all the material specified in Section 6.2(b)(iv)(B) (such five Business Day period, the “Right to Match Period”) and, for greater certainty, the Right to Match Period shall expire at 11:59 p.m. (Vancouver time) on the last Business Day of the Right to Match Period;

(vi)
if the Purchaser and Parent have offered to amend the terms of the Arrangement and this Agreement during the Right to Match Period pursuant to Section 6.2(c), the Board of Directors has determined, in good faith, after consultation with its outside legal counsel and financial advisors, that such Acquisition Proposal continues to constitute a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period; and

(vii)
the Company terminates this Agreement pursuant to Section 9.2(a)(ii)(A) and concurrently pays the Termination Payment pursuant to Section 9.3(a)(iii).

(c)
During the Right to Match Period or such longer period as the Company may approve in writing for such purpose, the Purchaser and Parent will have the opportunity, but not the obligation, to offer to amend the terms of the Arrangement and this Agreement. The Company agrees that, if requested by the Purchaser, it will negotiate with the Purchaser in good faith to amend the terms of the Arrangement and this Agreement as would enable them to proceed with the

Arrangement and any Contemplated Transactions on such adjusted terms. The Board of Directors will review any such offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement in order to determine, in good faith in the exercise of its fiduciary duties, whether the Purchaser and Parent’s offer to amend the Arrangement and this Agreement, upon its acceptance, would result in the applicable Acquisition Proposal ceasing to be a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period. If the Board of Directors determines that the applicable Acquisition Proposal would cease to be a Superior Proposal when assessed against the Arrangement and this Agreement as it is proposed to be amended as at the termination of the Right to Match Period, the Purchaser and Parent will amend the terms of the Arrangement and this Agreement and the Company and the Purchaser and Parent shall enter into an amendment to this Agreement reflecting the offer by the Purchaser and Parent to amend the terms of the Arrangement and this Agreement.
(d)
Each successive amendment, change or modification to any Acquisition Proposal that results in an increase in, or modification of, the consideration to be received by the Shareholders will constitute a new Acquisition Proposal for purposes of this Section 6.2 and the Purchaser shall be afforded a new Right to Match Period from the later of the date on which the Purchaser received the Superior Proposal Notice and the date on which the Purchaser received all of the material specified in Section 6.2(b)(iv)(B) with respect to such new Superior Proposal from the Company.

(e)
The Board shall promptly reaffirm the Board Recommendation by press release after any Acquisition Proposal which is not determined to be a Superior Proposal is publicly announced or publicly disclosed or the Board determines that a proposed amendment to the terms of this Agreement or the Plan of Arrangement as contemplated under Section 6.2(c) would result in an Acquisition Proposal no longer being a Superior Proposal. The Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of any such press release and shall make all reasonable amendments to such press release as requested by the Purchaser and its outside legal counsel.

(f)
If the Meeting is to be held during a Right to Match Period, the Company may, and shall at the request of the Purchaser, postpone or adjourn the Meeting to a date that is not more than 15 days after the scheduled date of the Meeting, but in any event to a date that would not prevent the Effective Date from occurring prior to the Outside Date.

(g)
Nothing contained in this Section 6.2 shall limit in any way the obligation of the Company to convene and hold the Meeting in accordance with Section 2.4 of this Agreement while this Agreement remains in force.

(h)
Nothing in this Agreement shall prevent the Board of Directors or the Company from responding through a directors’ circular or otherwise as required by applicable Laws to an Acquisition Proposal where such response is not an acceptance, approval, endorsement or recommendation of such Acquisition Proposal and does not otherwise constitute a Change of Recommendation; provided, that the Company shall provide the Purchaser and its outside legal counsel with a reasonable opportunity to review the form and content of such circular or other disclosure and shall make all reasonable amendments to such circular or other disclosure as requested by the Purchaser and its outside legal counsel.
(i)
Notwithstanding the foregoing, nothing in Section 6.1(f) or Section 6.2(a)(i)(A) shall require the sharing with the Purchaser of any information considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles, which competitively sensitive information will be provided only to the external legal counsel or external expert of the Purchaser and shall not be shared by such legal counsel or expert with any other person unless it is first anonymized and aggregated such that it is no longer considered by external legal counsel of each of the Company and the Purchaser to be competitively sensitive information in connection with competition compliance principles.

6.3
Information Rights

During the Interim Period, upon reasonable notice, the Company shall, and shall cause its Representatives to, provide the Purchaser and its Representatives with reasonable access (without material disruption to the conduct of the Company’s business and subject to any applicable competition laws) during normal business hours to all books, records, information, corporate charts, tax documents, filings, memoranda, working papers and files and all other materials in its possession and control, including Material Contracts, and access to the personnel of and legal counsel to the Company and its Subsidiary on an as reasonably requested basis as well as reasonable access to the properties of the Company and its Subsidiary and agrees to assist the Purchaser with any filings or information requests from any Governmental Entity upon request by the Purchaser. The Company shall use its commercially reasonable efforts to obtain any necessary consents from any of its auditors and any other advisors to the use of any financial, technical or other expert information required in connection with any filing or information request to or from any Governmental Entity, including any such information required in accordance with U.S. GAAP and applicable Laws (including the US Exchange Act). Nothing in the foregoing shall require the Company to (a) disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement or confidentiality provision of an agreement with a third party, (b) provide the Purchaser with access to any property where the Company is contractually or legally prohibited from doing so or (c) disclose information to the Purchaser to the extent such disclosure would jeopardize any attorney-client or other legal privilege. Any such investigation by the Purchaser and its Representatives shall not mitigate, diminish or affect the representations and warranties of the Company contained in this Agreement or any document or certificate given pursuant hereto.
6.4
Shareholder Claims

The Company shall notify the Purchaser of any demand, claim, proceeding or action brought by (or threatened to be brought by) any present, former or purported holder of any securities of the Company in connection with any of the Contemplated Transactions prior to the Effective Time. The Company shall consult with the Purchaser prior to settling any such claim prior to the Effective Time and shall not settle or compromise, or agree to settle or compromise, any such claim prior to the Effective Time without the prior written consent of the Purchaser, such consent not to be unreasonably withheld or delayed.

6.5
Information Agent

The Company shall cooperate with any solicitation or information agent retained by the Purchaser, including using commercially reasonable efforts to provide any information requested by the solicitation or information agent, acting reasonably and shall take, or refrain from taking, such action as may be reasonably requested by the Purchaser, in furtherance of such cooperation. The Purchaser shall bear all costs and expenses associated with the retention of any such solicitation or information agent.
6.6
Depositary

The Company agrees to permit the registrar and transfer agent for the Company to act as depositary in connection with the Arrangement (the “Depositary”), and to instruct that transfer agent to furnish to the Company (and such persons as it may designate) at such times as it may request such information and provide to the Purchaser (and such persons as it may designate) such other assistance as it may request in connection with the implementation and completion of the Contemplated Transactions.
6.7
Consents

The Company shall use its commercially reasonable efforts to obtain any consent from or to provide notice to any person, in each case in form and substance acceptable to the Purchaser, from which consent is required or that has a right to receive notice in respect of this Agreement or the Contemplated Transactions.
6.8
Pre-Funded Warrants

Subject at all times to the holder’s right to exercise the Warrants, the Company will use commercially reasonable efforts to give effect to an amendment to the Warrants, in the form reasonably acceptable to the Purchaser, to provide (a) that the holder of the Warrants will be entitled to participate in the Distribution, if any, to the same extent that the holder would have participated therein if the holder held the number of Common Shares acquirable upon exercise of the Warrants prior to the Distribution and (b) for the treatment set forth in Section 2.3(a) of the Plan of Arrangement.
6.9
Cooperation

During the Interim Period and for a period of one (1) year following the Effective Date, the Company shall provide, in a reasonably timely and expeditious manner, in writing to the Purchaser, the Company Information. The Purchaser shall ensure that the Company Information complies in material respects with Law.
ARTICLE 7
ADDITIONAL COVENANTS
7.1
Covenants of the Company Relating to the Arrangement

(a)
Subject to the terms and conditions of this Agreement, the Company shall, and shall cause the Subsidiary to, perform all obligations reasonably required to be performed by the Company or the Subsidiary under this Agreement, reasonably cooperate with the Purchaser in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Company shall and, where appropriate, shall cause the Subsidiary to:
(i)
use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it or the Subsidiary with respect to this Agreement or the Arrangement;

(ii)
mail a disclosure to the Shareholders describing the anticipated U.S. federal income tax consequences and related reporting with respect to the Distribution, if any, at least 10 Business Days prior to the record date for such Distribution;

(iii)
apply for and use commercially reasonable efforts to provide, obtain and maintain all Regulatory Approvals, third party notices or other notices and consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are reasonably required or reasonably requested by the Purchaser in connection with the Arrangement, this Agreement or the other transactions contemplated hereby in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser and, in doing so, keep the Purchaser reasonably informed as to the status of the proceedings related to obtaining such approvals, including providing the Purchaser with copies of all related applications, notices and notifications, in draft form, in order for the Purchaser to provide its reasonable comments thereon, which shall be given due and reasonable consideration;

(iv)
use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from the Company and the Subsidiary relating to the Arrangement;

(v)
use commercially reasonable efforts to, upon reasonable consultation with the Purchaser, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that neither the Company nor the Subsidiary shall consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Purchaser, not to be unreasonably withheld, conditioned or delayed);

(vi)
not take any action, or refrain from taking any commercially reasonable action, or permit any action to be taken or not taken, in each case, which is inconsistent with this Agreement or which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement;

(vii)
use commercially reasonable efforts to assist the Purchaser in obtaining the resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary (in each case, in their capacity as directors only), and causing them to be replaced by persons designated or nominated by the Purchaser effective as of the Effective Time; and

(viii)
take such action as may be required in order to ensure that the Options and the Warrants are treated in relation to the Arrangement as described in Section 2.11.

(b)
The Company shall promptly notify the Purchaser in writing of:

(i)
any Material Adverse Change;

(ii)
any material governmental or third-party complaints, investigations or hearings (or communications indicating that the same may be contemplated) provided nothing in the foregoing shall require the Company to disclose information to the Purchaser which it is prohibited from disclosing pursuant to a written confidentiality agreement, confidentiality provision of an agreement with a third party or regulatory restriction;

(iii)
any notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement, this Agreement or any of the transactions contemplated thereby;

(iv)
unless prohibited by Law, any notice or other communication from any person in connection with the transactions contemplated by this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser);

(v)
any breach or default, or any notice of alleged breach or default, by the Company or the Subsidiary of any Material Contract or material Authorization to which it is a party or by which it is bound;

(vi)
any written notice or other communication from any Governmental Entity in connection with this Agreement (and the Company shall contemporaneously provide a copy of any such written notice or communication to the Purchaser); and

(vii)
any (A) Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the

Arrangement, this Agreement or any of the transactions contemplated hereby, and (B) material Proceedings commenced or, to the knowledge of the Company, threatened against, relating to or involving or otherwise affecting the Company, the Subsidiary or the assets of the Company.
(c)
The Purchaser’s receipt of information pursuant to 7.1(b) or otherwise shall not operate as a waiver (including with respect to Article 8), diminish the scope of, or otherwise affect any representation, warranty, covenant or agreement of the Company in this Agreement.

7.2
Covenants of the Purchaser Relating to the Arrangement

(a)
Subject to the terms and conditions of this Agreement, the Purchaser shall perform all obligations required or desirable to be performed by the Purchaser under this Agreement, reasonably cooperate with the Company in connection therewith, and do all such other commercially reasonable acts and things as may be necessary or desirable to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement and, without limiting the generality of the foregoing, the Purchaser shall:

(i)
use commercially reasonable efforts to satisfy all conditions precedent in this Agreement and take all steps set forth in the Interim Order and the Final Order applicable to it and comply promptly with all requirements imposed by Law applicable to it with respect to this Agreement or the Arrangement, provided, however, that under no circumstances will the Purchaser be required to agree or consent to any increase in the Consideration except as otherwise provided for in this Agreement;

(ii)
use commercially reasonable efforts to assist the Company to obtain and maintain all Regulatory Approvals, third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations referred to in 7.1(a)(ii);

(iii)
use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from it relating to the Arrangement;

(iv)
use commercially reasonable efforts to, upon reasonable consultation with the Company, oppose, lift or rescind any Order seeking to restrain, enjoin or otherwise prohibit or adversely affect the consummation of the Arrangement, and defend, or cause to be defended, any Proceedings to which it is a party or brought against it or its directors or officers challenging the Arrangement, this Agreement or the transactions contemplated hereby, including seeking to have any stay or temporary restraining Order entered by any Governmental Entity vacated or reserved, so as to enable the Effective Date to occur as soon as reasonably practicable (provided, that the Purchaser shall not consent to the entry of any judgment or settlement with respect to any such Proceeding without the prior written approval of the Company, not to be unreasonably withheld, conditioned or delayed);

(v)
not take any action which would reasonably be expected to prevent, materially delay or otherwise impede the consummation of the Arrangement or the transactions contemplated by this Agreement.

7.3
Notice Provisions

(a)
Each Party will give prompt written notice to the other of the occurrence, or failure to occur, at any time from the date hereof until the earlier to occur of the termination of this Agreement and the Effective Time of any event or state of facts of which it is aware which occurrence or failure would, or would be reasonably likely to result in the failure to satisfy any of the conditions set forth in Article 8.

(b)
Each Party will give prompt notice to the other if at any time before the Effective Time it becomes aware that the Circular, an application for an order, any registration, consent, circular or approval, or any other filing under applicable Laws contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading in the light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Circular, such application, registration, consent, circular, approval or filing, and the Purchaser and the Company shall cooperate in the preparation of any amendment or supplement to the Circular, application, registration, consent, circular, approval or filing, as required.

7.4
Additional Agreements, Filings and Government Engagement

Subject to the terms and conditions herein provided, each of the Parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all reasonable actions and to do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective as promptly as practicable any Contemplated Transactions undertaken by the Purchaser and/or its affiliates and to cooperate with each other in connection with the foregoing, including using commercially reasonable efforts:
(a)
to obtain all Regulatory Approvals and all other consents, approvals, clearances and authorizations as are necessary to be obtained under applicable Laws;

(b)
to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the Contemplated Transactions;

(c)
to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the Parties to consummate the Contemplated Transactions;

(d)
to effect all necessary registrations and other filings and submissions of information or responses to information requests as may be requested by Governmental Entities or required under any applicable Securities Laws, or any other Laws;

(e)
to execute and deliver such documents as the other Parties may reasonably require;

(f)
to fulfil all conditions within its power and satisfy all provisions of this Agreement and the Arrangement;

(g)
to manage stakeholder communications and engagement and address any questions any Government Official or Governmental Entity may have in connection with the consummation of the Contemplated Transactions; and

(h)
to not take any action which would render, or which may reasonably be expected to render, untrue or inaccurate (without giving effect to, applying or taking into consideration any materiality or Material Adverse Change qualification already contained within such representation or warranty) in any material respect any of such party’s respective representations and warranties set forth in this Agreement.

The Purchaser shall, after reasonable consultation with the Company, have the right to devise, control and direct the strategy and timing for, and make all decisions relating to (and shall take the lead in all meetings and communications with any Governmental Entity relating to), any engagement with or required submissions, responses to information requests and filings to any Governmental Entity or other person in connection with the consummation of the Contemplated Transactions.
7.5
Notice and Cure Provisions

(a)
During the period commencing on the date of this Agreement and continuing until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, each Party shall promptly notify the other Party of the occurrence, or failure to occur, of any event or state of facts which occurrence or failure would, or would be reasonably likely to:

(i)
cause any of the representations or warranties of such Party contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Effective Time; or

(ii)
result in the failure, in any material respect, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by such Party under this Agreement.

(b)
Notification provided under this 7.5 will not affect the representations, warranties, covenants, agreements or obligations of the Parties (or remedies with respect thereto) or the conditions to the obligations of the Parties under this Agreement.

(c)
The Company may not elect to exercise its right to terminate this Agreement pursuant to Section 9.2(a)(ii)(B) [Breach of Representations and Warranties or Covenants by the Purchaser] and the Purchaser may not elect to exercise its right to terminate this Agreement pursuant to 9.2(a)(iii)(A) [Breach of Representations and Warranties or Covenants by the Company], unless the Party seeking to terminate the Agreement (the “Terminating Party”) has delivered a written notice (“Termination Notice”) to the other Party (the “Breaching Party”) specifying in reasonable detail all breaches of covenants, representations and warranties or other matters which the Terminating Party asserts as the basis for termination. After delivering a Termination Notice, provided the Breaching Party is proceeding diligently to cure such matter and such matter is capable of being cured prior to the Outside Date, the Terminating Party may not exercise such termination right until the earlier of (i) the Outside Date, and (ii) the date that is 15 Business Days following receipt of such Termination Notice by the Breaching Party, if such matter has not been cured by such date provided that, for greater certainty, if any matter is not capable of being cured by the Outside Date, the Terminating Party may immediately exercise the applicable termination right.
(d)
If the Terminating Party delivers a Termination Notice prior to the date of the Meeting or the application for the Final Order, unless the Parties agree otherwise, the Company shall postpone or adjourn the Meeting or delay making the Final Order or both to the earlier of (i) five Business Days prior to the Outside Date and (ii) the date that is 15 Business Days following receipt of such Termination Notice by the Breaching Party.

(e)
For certainty, in the event that such matter is cured within the time period referred to herein, this Agreement may not be terminated as a result of such matter.

7.6
Nasdaq Delisting

Subject to applicable Law, each of the Company and the Purchaser agrees to use its commercially reasonable efforts and cooperate with the other Party in taking, or causing to be taken, all actions necessary to cause the Common Shares to be delisted from the Nasdaq and deregistered under the US Exchange Act, in each case, as promptly as practicable following the Effective Time.
7.7
Transaction Litigation

The Company shall, as promptly as reasonably practicable, notify the Purchaser in writing of any Transaction Litigation and shall keep the Purchaser informed on a reasonably prompt basis regarding any such Transaction Litigation. The Company shall give the Purchaser the opportunity to (a) participate in the defense of any Transaction Litigation, and (b) consult with outside legal counsel to the Company regarding the defense, settlement or compromise with respect to any such Transaction Litigation. For purposes of this Section 7.7, “participate” means that the Purchaser shall be kept reasonably apprised on a prompt basis of proposed strategy and other significant decisions with respect to the Transaction Litigation (to the extent that the attorney-client privilege between the Company and its outside legal counsel is not undermined or otherwise adversely affected, provided that, in such case, the Parties shall cooperate in seeking to find a way to allow disclosure of the proposed strategy or other significant decision to the extent doing so could reasonably (in the good faith belief of the Company, after consultation with outside legal counsel) be managed through the use of customary “clean-room” arrangements or the entering into of any “common interest” Contract or similar Contract), and the Purchaser may offer comments or suggestions with respect to such Transaction Litigation which the Company shall consider in good faith; provided that the Company shall not settle or compromise or agree to settle or compromise any Transaction Litigation without the Purchaser’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.
7.8
Voluntary Dissolution

The Parties acknowledge that the business of the Company has been discontinued and as soon as reasonably practicable following the Effective Time and upon the satisfaction of all liabilities of the Company or the Purchaser having made adequate provision for the payment of each of the

Company’s liabilities, the Purchaser shall undertake a voluntary dissolution of the Company pursuant to Section 314 of the BCBCA.
7.9
Tax Matters

(a)
Intended U.S. Tax Treatment.   For U. S. federal and applicable state income Tax purposes, the Parties intend that the Distribution, if any, be treated as one in a series of distributions in complete liquidation of the Company (the “Intended U.S. Tax Treatment”). Each of the Parties and their respective affiliates shall file all Tax Returns consistent with, and take no position inconsistent with, the Intended U.S. Tax Treatment (whether in audits, Tax Returns or otherwise) unless otherwise required by Applicable Laws.

(b)
Certain Tax Election.   The Purchaser and its affiliates shall not be entitled to make, an election under Section 338(g) of the Code (and any corresponding election under state or local Tax law) with respect to the Company.

ARTICLE 8
CONDITIONS
8.1
Mutual Conditions Precedent

The Parties are not required to complete the Arrangement unless each of the following conditions is satisfied on or prior to the Effective Time, which conditions may only be waived, in whole or in part, by the mutual consent of each of the Parties:
(a)
Arrangement Resolution.   The Arrangement Resolution has been approved and adopted by the Shareholders at the Meeting in accordance with the Interim Order.

(b)
Interim and Final Orders.   The Interim Order and the Final Order have each been obtained on terms consistent with this Agreement, and have not been set aside or modified in a manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise.

(c)
Regulatory Approvals.   Each of the Regulatory Approvals has been made, given or obtained on terms acceptable to the Purchaser and is in force and has not been rescinded or modified.

(d)
Illegality.   No Law is in effect that makes the consummation of the Arrangement illegal or otherwise prohibits or enjoins the Company or the Purchaser from consummating the Arrangement.

8.2
Additional Conditions Precedent to the Obligations of the Purchaser

The Purchaser is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Purchaser and may only be waived, in whole or in part, by the Purchaser in its sole discretion:
(a)
Representations and Warranties of the Company.   (i) (A) The representations and warranties of the Company set forth in Paragraphs 2 [Organization],

4 [Authority], 5(a)(i)(A) [No Violation], 3 [Capitalization], 6 [Subsidiaries], and 13 [Brokerage Fees] of Schedule E shall be true and correct in all respects (except for de minimis inaccuracies) as of the date of this Agreement and true and correct in all respects (except for de minimis inaccuracies and inaccuracies which are the result of transactions, changes, conditions, events or circumstances specifically permitted hereunder) as of the Effective Time as if made at and as of such time, (B) the representations and warranties of the Company set forth in Paragraph 5 (other than 5(a)(i)(A)) [No Violation] of Schedule E shall be true and correct in all material respects (disregarding for purposes of this Section 8.2(a)(i)(B) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (C) all other representations and warranties of the Company set forth in this Agreement shall be true and correct as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), except in the case of this clause (C) where the failure to be so true and correct in all respects, individually or in the aggregate, has not had or would not reasonably be expected to have a Material Adverse Change (disregarding for purposes of this Section 8.2(a)(i)(C) any materiality, “material” or “Material Adverse Change” qualification contained in any such representation or warranty), and (ii) the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.
(b)
Performance of Covenants by the Company.   The Company has fulfilled or complied in all material respects with the covenants of the Company contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and the Company has delivered a certificate confirming same to the Purchaser, executed by an officer of the Company (without personal liability) addressed to the Purchaser and dated the Effective Date.

(c)
No Legal Action.   No Proceeding shall be pending or threatened by any Governmental Entity in any jurisdiction that is reasonably likely to (i) cease trade, enjoin, prohibit, or impose any limitations, damages, or conditions on, the Purchaser’s ability to acquire, hold, or exercise full rights of ownership over, any Common Shares, including the right to vote the Common Shares, or (ii) prohibit or enjoin the Company or the Purchaser from consummating the Arrangement.

(d)
Material Adverse Change.   There shall have not occurred a Material Adverse Change and the Company has delivered a certificate confirming same to the Purchaser, executed by two senior officers of the Company (in each case, without personal liability) addressed to the Purchaser and dated the Effective Date.

(e)
Resignations.   The Company has received effective resignations and mutual releases (in a form satisfactory to the Purchaser, acting reasonably) of each member of the Board and each member of the board of directors of the Subsidiary, effective as of the Effective Date.

(f)
Dissent Rights.   Dissent Rights have not been exercised with respect to more than 5% of the issued and outstanding Common Shares.

(g)
Closing Net Cash.   The Closing Net Cash shall equal or exceed the Target Closing Net Cash.

8.3
Additional Conditions Precedent to the Obligations of the Company

The Company is not required to complete the Arrangement unless each of the following conditions is satisfied on or before the Effective Time, which conditions are for the exclusive benefit of the Company and may only be waived, in whole or in part, by the Company in its sole discretion:
(a)
Representations and Warranties of the Purchaser.   (i) The representations and warranties of the Purchaser and Parent set forth in Schedule C shall be true and correct in all material respects (disregarding for purposes of this 8.3(a)(i) any materiality or “material” qualification contained in any such representation or warranty) as of the date of this Agreement and as of the Effective Time as if made at and as of such time (except for representations and warranties made as of a specified date, the accuracy of which shall be determined as of such specified date), and (ii) the Purchaser has delivered a certificate confirming same to the Company, executed by an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

(b)
Performance of Covenants by the Purchaser.   The Purchaser has fulfilled or complied in all material respects with the covenants of the Purchaser contained in this Agreement to be fulfilled or complied with by it on or prior to the Effective Time, and has delivered a certificate confirming same to the Company, executed an officer of the Purchaser (without personal liability) addressed to the Company and dated the Effective Date.

(c)
Deposit of Consideration.   The Purchaser shall have complied with its obligations under 2.10.

8.4
Satisfaction of Conditions

The conditions precedent set out in 8.1, 8.2 and 8.3 will be conclusively deemed to have been satisfied, waived or released at the Effective Time, and the parties shall execute a certificate confirming the Effective Date.
ARTICLE 9
TERMINATION, AMENDMENT AND WAIVER
9.1
Term

This Agreement shall be effective from the date hereof until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms.
9.2
Termination

(a)
This Agreement may be terminated at any time prior to the Effective Time, or such other time as may be expressly stipulated in any of the sections below:

(i)
by mutual written consent of the Purchaser and the Company;

(ii)
by the Company:

(A)
Superior Proposal.   In order to accept, approve, recommend or enter into a binding written agreement with respect to a Superior Proposal subject, in each case, to compliance with Section 6.2 and Section 9.3(a);

(B)
Breach of Representation or Warranty or Failure to Perform Covenant by the Purchaser.   A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Purchaser under this Agreement occurs that would cause any condition in 8.3(a) [Representations and Warranties of the Purchaser] or 8.3(b) [Performance of Covenants by the Purchaser] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 7.5(c); provided that the Company is not then in breach of this Agreement so as to directly or indirectly cause any condition in 8.2(a) [Representations and Warranties of the Company] or 8.2(b) [Performance of Covenants by the Company] not to be satisfied;

(iii)
by the Purchaser:

(A)
Breach of Representation or Warranty or Failure to Perform Covenant by the Company.   A breach of any representation or warranty or failure to perform any covenant or agreement on the part of the Company under this Agreement occurs that would cause any condition in 8.2(a) [Representations and Warranties of the Company] or 8.2(b) [Performance of Covenants by the Company] not to be satisfied, and such breach or failure is incapable of being cured or is not cured in accordance with the terms of 7.5(c); provided that the Purchaser is not then in breach of this Agreement so as to directly or indirectly cause any condition in 8.3(a) [Representations and Warranties of the Purchaser] or 8.3(b) [Performance of Covenants by the Purchaser] not to be satisfied; and

(B)
Change in Recommendation or Superior Proposal.   If the Board of Directors or the Transaction Committee (1)(I) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) the Board Recommendation, or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) the Board Recommendation or fails to publicly reaffirm the Board Recommendation within five Business Days after having been requested in writing by the Purchaser to do so (or in the event that the Meeting is scheduled to occur within such five Business Day period, prior to the third Business Day prior to the date of the Meeting), or (II) withholds or withdraws (or amends, modifies or qualifies in a manner adverse to Parent or the Purchaser) or proposes publicly to withhold or withdraw (or amend, modify or qualify in a manner adverse to Parent or the Purchaser) any of the recommendations of the Transaction Committee referred to in Paragraph 1 of Schedule C to this Agreement, respectively, (2) accepts, approves, endorses or recommends, or publicly proposes to accept, approve, endorse or recommend an Acquisition Proposal, or (3) takes no position or a neutral position with respect to an Acquisition Proposal for more than five Business Days after the public announcement of such Acquisition Proposal (or beyond the third Business Day prior to the date of the Meeting, if sooner) (in each of the cases set forth in Clause (1), (2) or (3), “Change of Recommendation”); or (4) the Board or any committee of the Board accepts, approves, endorses, recommends or authorizes the Company to enter into a written agreement concerning a Superior Proposal;
(C)
Material Adverse Change.   There has occurred a Material Adverse Change after the date of this Agreement;

(D)
Breach of Non-Solicit.   The Company breaches any covenant or obligation in Section 6.1 or Section 6.2 in any material respect; or

(E)
Failure of Closing Condition.   One or more closing conditions set forth in Section 8.2 shall not be met as of the Outside Date.

(iv)
by either the Company or the Purchaser

(A)
No Required Approval by Shareholders.   The Arrangement Resolution is not approved by the Shareholders at the Meeting in accordance with the Interim Order provided that a Party may not terminate this Agreement pursuant to this 9.2(a)(iv)(A) [No Required Approval by Shareholders] if the failure to obtain the approval of the Shareholders has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement;

(B)
Illegality.   After the date of this Agreement, any Law (including with respect to the Regulatory Approvals) is enacted, made, enforced or amended, as applicable, that makes the consummation of the Arrangement illegal or otherwise permanently prohibits or enjoins the Company or the Purchaser from consummating the Arrangement, and such Law has, if applicable, become final and non-appealable, provided that a Party may not terminate this Agreement pursuant to this 9.2(a)(iv)(B) [Illegality] if the enactment, making, enforcement or amendment of such Law has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement, and provided that the Party seeking to terminate this Agreement pursuant to this 9.2(a)(iv)(B) [Illegality] has used its commercially reasonable efforts, to, as applicable, prevent, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement; or
(C)
Occurrence of Outside Date.   The Effective Time does not occur on or prior to the Outside Date, provided that a Party may not terminate this Agreement pursuant to this 9.2(a)(iv)(C) [Occurrence of Outside Date] if the failure of the Effective Time to so occur has been caused by, or is a result of, a breach by such Party of any of its representations or warranties or the failure of such Party to perform any of its covenants or agreements under this Agreement.

(b)
The Party desiring to terminate this Agreement pursuant to this Section 9.2 (other than pursuant to Section 9.2(a)(i)) shall give notice of such termination to the other Party, specifying in reasonable detail the basis for such Party’s exercise of its termination right.

9.3
Termination Payment and Expenses

(a)
The Purchaser shall be entitled to a cash termination payment (the “Termination Payment”) in an amount equal to $2,500,000, subject to the terms of Section 9.3(b), upon the occurrence of any of the following events (each a “Termination Payment Event”), which shall be paid by the Company within the time specified in respect of each such Termination Payment Event:

(i)
this Agreement is terminated by the Purchaser pursuant to Section 9.2(a)(iii)(D) [Breach of Non-Solicit] or Section 9.2(a)(iii)(B) [Change in Recommendation or Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Vancouver time) on the first Business Day after this Agreement is so terminated;

(ii)
this Agreement is terminated by the Company at any time when this Agreement was terminable by the Purchaser pursuant to Section 9.2(a)(iii)(D) [Breach of Non-Solicit] or Section 9.2(a)(iii)(B) [Change in Recommendation or Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser by 4:00 p.m. (Vancouver time) on the first Business Day after this Agreement is so terminated;

(iii)
this Agreement is terminated by the Company pursuant to Section 9.2(a)(ii)(A) [Superior Proposal], in which case the Termination Payment shall be paid to the Purchaser prior to or concurrently with such termination; or

(iv)
(A) this Agreement is terminated by the Purchaser pursuant to Section 9.2(a)(iii)(A) [Company Breach of Representation or Warranty or Failure to Perform Covenant by Company] (but only if one of the conditions not satisfied is Section 9.2(a)(iv)(A) [No Required Approval by Shareholders]) or (B) by the Company or the Purchaser pursuant to Section 9.2(a)(iv)(A) [No Required Approval by Shareholders] or Section 9.2(a)(iv)(C) [Occurrence of Outside Date] and:

(1)
following the date hereof and prior to the date on which this Agreement is terminated, an Acquisition Proposal is publicly announced or made by any person other than the Purchaser or an affiliate of the Purchaser, or any person, other than the Purchaser or an affiliate of the Purchaser, has publicly announced an intention to make an Acquisition Proposal; and

(2)
either (x) any Acquisition Proposal is completed within 12 months following the termination of this Agreement; or (y) an agreement in respect of any Acquisition Proposal is entered into directly or indirectly by the Company within 12 months following the termination of this Agreement and that Acquisition Proposal is completed at any time after the termination of this Agreement, in which case the Termination Payment shall be paid to the Purchaser concurrently with the completion of that Acquisition Proposal.
(b)
Upon written notice to the Company, the Purchaser may assign its right to receive the Termination Payment to any affiliate of the Purchaser. The Termination Payment shall be paid by the Company to the Purchaser or its assignee, as applicable, by wire transfer in immediately available funds to an account specified by the Purchaser. For greater certainty, the obligations of the Parties under this Section 9.3 shall survive the termination of this Agreement, regardless of the circumstances thereof.

(c)
Each Party acknowledges that the agreements contained in Section 9.3 are an integral part of the transactions contemplated by this Agreement, that without these agreements the Parties would not enter into this Agreement. The Purchaser acknowledges that the amount set out in Sections 9.3(a) in respect of the Termination Payment represents liquidated damages which are a genuine pre-estimate of the damages, including opportunity costs, which the Purchaser will suffer or incur as a result of the event giving rise to such damages and resultant termination of this Agreement, and is not a penalty. The Company irrevocably waives any right it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(d)
For greater certainty, the Company shall not be obligated to make more than one Termination Payment under this Section 9.3.

9.4
Effect of Termination Payment / Survival

(a)
For greater certainty, the Purchaser agrees that the Termination Payment to be received pursuant to Section 9.3 is the sole remedy in compensation or damages of the Purchaser with respect to the events giving rise to the termination of this Agreement and the resulting payment of such amounts; provided, however, that nothing contained in this Section 9.4, and no payment of any such payment, shall relieve or have the effect of relieving any Party in any way from liability for damages incurred or suffered by a party in the event of fraud or a Willful Breach by the Company or the Subsidiary of its representations, warranties, covenants or agreements set forth in this Agreement, which breach and liability shall not be affected by termination of this Agreement or any payment of the amounts set out in Section 9.3 or 10.4. In no event shall the Purchaser be entitled to both specific performance to cause the Company to consummate the transactions contemplated by this Agreement and the payment of the Termination Payment. Notwithstanding the foregoing, nothing herein shall preclude a party from seeking injunctive relief to restrain any breach or threatened breach of the covenants or agreements set forth in this Agreement or otherwise to obtain specific performance of any such covenants or agreements, without the necessity of posting bond or security in connection therewith.
(b)
The representations and warranties of the Company and the Purchaser and Parent contained in this Agreement shall expire and be terminated on the earlier of the Effective Time or the termination of this Agreement and no Party shall be liable for any breach of any representation or warranty under this Agreement whether occurring prior to or after the Effective Time or the termination of this Agreement.

(c)
The last sentence of Section 6.5, this Article 9 and Article 10 shall survive the completion of the Arrangement or the termination of this Agreement, in accordance with their terms, if applicable.

ARTICLE 10
GENERAL PROVISIONS
10.1
Amendment

This Agreement may not be amended except by an instrument signed by each of the Parties hereto.
10.2
Waiver

At any time prior to the termination of this Agreement pursuant to Section 9.1, any Party hereto may (a) extend the time for the performance of any of the obligations or other acts of any other Party hereto, (b) waive compliance with any of the agreements of the other Party or with any conditions to its own obligations, or (c) waive inaccuracies in any of the other Party’s representations or warranties contained herein or in any document delivered by the other Party; provided, however, that any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such Party and, unless otherwise provided in the written waiver, will be limited to the specific breach or condition waived, in each case only to the extent such obligations, agreements and conditions are intended for its benefit.
10.3
Directors’ and Officers’ Insurance and Indemnification

(a)
Prior to the Effective Time, the Company shall purchase as an extension to the Company’s current directors’ and officers’ liability insurance policies, six year run-off insurance as of the Effective Time providing such coverage for such persons on terms comparable to those contained in the Company’s current insurance policies for acts and/or omissions and/or events occurring prior to the Effective Time (the “D&O Tail Policy”); provided, that the premium will not exceed 300% of the annual premium currently charged to the Company for directors’ and officers’ liability insurance.

(b)
All rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the completion of the Arrangement (and rights to advancement of expenses) now existing in favor of any person who is or prior to the completion of the Arrangement becomes, or has been at any time prior to the date of this Agreement, a director, officer, employee or agent (including as a fiduciary with respect to an employee benefit plan) of the Company or its predecessors (each, an “Indemnified Party”) as provided in the Company’s Constating Documents or any indemnification agreement between such Indemnified Party and the Company that is in effect as of the date of this Agreement and that has been made available to Parent (i) shall be assumed by the surviving corporation following the completion of the Arrangement, without further action, (ii) shall survive the completion of the Arrangement, (iii) shall continue in full force and effect in accordance with their terms with respect to any claims against any such Indemnified Party arising out of such acts or omissions and (iv) for a period of six years following the date of this Agreement, shall not be amended, repealed or otherwise modified in any manner that would adversely affect any right thereunder of any such Indemnified Party, and the surviving corporation following the completion of the Arrangement shall be bound thereby to the fullest extent available under applicable Law for a period of six years from the completion of the Arrangement, and any claim made pursuant to such rights within such six-year period shall continue to be subject to this Section 10.3(b) and the rights provided under this Section 10.3(b) until full and final disposition of such claim. Parent shall cause the surviving corporation following the completion of the Arrangement to perform its obligations under this Section 10.3(b). In connection with the winding up contemplated by Section 7.8, the Purchaser shall ensure that any such successor or assign assumes all of the obligations set forth in this Section 10.3(b).

10.4
Expenses

(a)
Except as otherwise expressly provided in this Agreement, the Parties agree that all out-of-pocket expenses of the Parties relating to this Agreement or the transactions contemplated hereby shall be paid by the Party incurring such expenses, irrespective of the completion of the transactions contemplated hereby.

10.5
Public Statements

The Parties shall, acting reasonably, agree on the text of any news releases to be issued in connection with the Arrangement. Except as required by applicable Laws or applicable stock exchange requirements, neither the Purchaser, Parent nor the Company shall make any public announcement or statement with respect to the Arrangement, this Agreement or the financial condition, properties, assets or liabilities of the Company without the approval of the other Party, such approval not to be unreasonably withheld or delayed, except to the extent necessary to comply with Law or applicable stock exchange requirements. Moreover, in any event, each Party agrees to give prior notice to the other of any such public announcement relating to the Arrangement or this Agreement and agrees to consult with the other prior to issuing each such public announcement. Each of the Purchaser and the Company agrees that, promptly after the entering into of this Agreement, they shall issue a joint press release announcing the entering into of this Agreement and the Contemplated Transactions, which press release shall be satisfactory in form and substance to each of the Parties, acting reasonably. Notwithstanding the foregoing, each Party may, without approval from, notice to or consultation with the other Party, make any public statement consistent with previous public statements made jointly by the Parties (or individually, if approved by the other Party).
10.6
Notices

Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a Party shall be in writing and may be given by personal delivery, email delivery or overnight courier service, in each case addressed as respectively set forth below or to such other address as any Party will have previously designated by such a notice. Any notice, consent, waiver, direction or other communication aforesaid shall be deemed to have been given and received on the date and time of personal delivery, the date and time on which email is sent or one day after it is delivered to a reputable overnight courier service, as the case may be, in each case properly addressed as provided in this Agreement and with all charges prepaid.
The address for service for each of the Parties hereto shall be as follows:
(a)
if to the Company:

ESSA Pharma Inc.
999 West Broadway St., Suite 720,
Vancouver, British Columbia V5Z 1K5
Attention:
David S. Wood

Email:
dwood@essapharma.com

with a copy (which does not constitute notice) to:
Blake, Cassels & Graydon LLP
1133 Melville Street, Suite 3500, The Stack,
Vancouver, British Columbia V6E 4E5
Attention:
Joseph Garcia
Steven McKoen, KC

Email:
joseph.garcia@blakes.com
steven.mckoen@blakes.com

and
Skadden, Arps, Slate, Meagher & Flom LLP
One Manhattan West
New York, New York 10001
Attention:
Richard Grossman
Faiz Ahmad

Email:
richard.grossman@skadden.com
faiz.ahmad@skadden.com

(b)
if to Parent or the Purchaser:

XenoTherapeutics, Inc.
923 Elm Street #72
Manchester, New Hampshire 03101
Attention:
Jon Adkins

Email:
jon.adkins@xenofoundation.org

(c)
if to XRC:

XOMA Royalty Corporation
2200 Powell Street, Suite 310
Emeryville, California 94608
Attention:
Legal Department; Bradley Sitko

Email:
legalgroup@xoma.com; brad.sitko@xoma.com

with a copy (which does not constitute notice) to:
Gibson, Dunn & Crutcher LLP
1 Embarcadero Center, Suite 2600
San Francisco, California 94111
Attention:
Ryan A. Murr / Branden C. Berns

Email:
rmurr@gibsondunn.com; / bberns@gibsondunn.com

10.7
Severability

If any provision, covenant or restriction of this Agreement is determined by a court of competent jurisdiction to be invalid, void, illegal or unenforceable in any respect, all other provisions, covenants and restrictions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any Party hereto. Notwithstanding anything else in this Agreement, no term or other provision herein shall require a Party to contravene applicable Law. Upon a determination that any term or other provision is invalid, void, illegal or incapable of being enforced or that a term or other provision would require a Party to contravene applicable Law, the Parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.
10.8
Obligation of Parent

Parent shall ensure that the Purchaser duly performs, satisfies and discharges on a timely basis each of the covenants, obligations and liabilities applicable to the Purchaser under this Agreement, and Parent shall be jointly and severally liable with the Purchaser for the due and timely performance and satisfaction of each of said covenants, obligations and liabilities.

10.9
No Third Party Beneficiaries

This Agreement is not intended to confer on any person other than the Parties, any rights or remedies except that Section 10.3 and 10.10 are (a) intended for the benefit of the persons specified therein as and to the extent applicable in accordance with its terms, and will be enforceable by each of such persons and his or her heirs, executors, administrators and other legal representatives and the Company will hold the rights and benefits of Section 10.3 and 10.10 in trust for and on behalf of such persons and the Company hereby accepts such trust and agrees to hold the benefit of and enforce performance of such covenants on behalf of such persons as directed by such persons, and (b) in addition to, and not in substitution for, any other rights that such persons may have by contract or otherwise.
10.10
No Liability

(a)
No director or officer of the Purchaser or Parent shall have any personal liability whatsoever to the Company under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Purchaser or Parent.

(b)
No director or officer of the Company or its Subsidiary shall have any personal liability whatsoever to the Purchaser or Parent under this Agreement or any other document delivered in connection with the transactions contemplated hereby on behalf of the Company or its Subsidiary.

10.11
Entire Agreement

This Agreement, including, for greater certainty, the Schedules hereto, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral. There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided herein or therein.
10.12
Equitable Remedies

The Parties hereby agree that irreparable damage would occur in the event that any provision of this Agreement was not performed in accordance with its specific terms or was otherwise breached, and that money damages or other legal remedies would not be an adequate remedy for any such damages. Accordingly, the Parties acknowledge and hereby agree that in the event of any breach or threatened breach by the Company, on the one hand, or the Purchaser or Parent on the other hand, of any of their respective covenants or obligations set forth in this Agreement, the Company, on the one hand, and the Purchaser and Parent on the other hand, shall be entitled to an injunction or injunctions to prevent or restrain breaches or threatened breaches of this Agreement by the other, and to specifically enforce the terms and provisions of this Agreement to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other under this Agreement. Each of the Parties hereby agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Agreement by it, and to specifically enforce the terms and provisions of this Agreement, to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of the other Party under this Agreement without any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief. The Parties further agree that (a) by seeking the remedies provided for in this Section 10.12, a Party shall not in any respect waive its right to seek any other form of relief that may be available to a Party under this Agreement in the event that this Agreement has been terminated or in the event that the remedies provided for in this Section 10.12 are not available or otherwise are not granted, and (b) nothing set forth in this Section 10.12 shall require any Party to institute any proceeding for (or limit any Party’s right to institute any proceeding for) specific performance under this Section 10.12 prior or as a condition to exercising any termination right under Article 9 (and pursuing damages after such termination), nor shall the commencement of any Proceeding restrict or limit any Party’s right to terminate this Agreement in accordance with the terms of Article 9 or pursue any other remedies under this Agreement that may be available then or thereafter.
10.13
Assignment

This Agreement shall not be assigned by operation of Law or otherwise other than as expressly permitted by this Agreement. This Agreement may be assigned by the Company with the prior written consent of the Purchaser and may be assigned by the Purchaser and/or Parent with the prior written consent of the Company; provided that the Purchaser may assign all of or any part of its rights and/or obligations under this Agreement to an affiliate without the consent of the Company provided that the assignee delivers to the Company an instrument in writing executed by the assignee confirming that it is bound by the terms of this Agreement as if it were an original signatory and provided further that the Purchaser shall continue to be liable for any breach or default in performance by the assignee of this Agreement.
10.14
Governing Law and Jurisdiction

This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the Parties shall be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the Parties irrevocably and unconditionally (a) submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia over any action or proceeding arising out of or relating to this Agreement, (b) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (c) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.
10.15
Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be original and all of which taken together shall be deemed to constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce more than one counterpart. The Parties shall be entitled to rely upon delivery of an executed facsimile, PDF email transmission or similar executed electronic copy of this Agreement, and such facsimile, PDF email transmission or similar executed electronic copy shall be legally effective to create a valid and binding agreement among the Parties.
10.16
Certain Assurances

(a)
XRC agrees to use its reasonable best efforts to cause Parent or Purchaser, as applicable, and, during the period between the date hereof and the Effective Date, to perform all of its agreements, covenants and obligations under this Agreement. XRC unconditionally and irrevocably guarantees to the Company the full and complete performance by Parent and Purchaser, as applicable, of its respective obligations under this Agreement including the due and punctual payment in full of any obligations of the Parent or Purchaser as and when due and payable pursuant to this Agreement. This obligation of XRC represents and absolute, present, primary, continuing and unconditional guarantee of payment and performance and not of collection. XRC hereby waives diligence, presentment, demand of performance, filing of any claim, any right to require any proceeding first against Parent or Purchaser, as applicable, protest, notice and all defenses and demands whatsoever in connection with the performance of its obligations set forth in this Section 10.16. XRC shall not have any right of subrogation, reimbursement or indemnity whatsoever, nor any right of recourse to security for any of the agreements, covenants and obligations of Parent and Purchaser, as applicable, under this Agreement. XRC’s obligations hereunder shall not be subject to any reduction, limitation, impairment, or termination for any reason (other than by indefeasible payment in performance in full thereof).
(b)
XRC hereby makes to the Company the representations and warranties set out in Schedule D to this Agreement and acknowledge that the Company is relying upon these representations and warranties in connection with entering into this Agreement. The representations and warranties of XRC contained in this Agreement shall not survive the completion of the Arrangement and shall expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written, by the duly authorized representatives of the Parties hereto.
XENOTHERAPEUTICS, INC.
By: /s/ “Jon Adkins” Name: John Adkins Title: President and Co-Founder
XENO ACQUISITION CORP.
By: /s/ “Jon Adkins” Name: John Adkins Title: President and Co-Founder
ESSA PHARMA INC.
By: /s/ “David Wood” Name: David Wood Title: Chief Financial Officer
solely for purposes of Section 10.16 hereof,
XOMA ROYALTY CORPORATION
By: /s/ “Owen Hughes” Name: Owen Hughes Title: Chief Executive Officer

SCHEDULE A
PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
1.1
Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Business Combination Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):
(a)
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Business Combination Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order.

(b)
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Meeting.

(c)
“BCBCA” means the Business Corporations Act (British Columbia).

(d)
“Business Combination Agreement” means the business combination agreement dated as of July 13, 2025 between the Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

(e)
“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of British Columbia, and (ii) a day on which banks are generally closed in the Province of British Columbia or the City of San Francisco, California, United States.

(f)
“Canadian Securities Regulators” means, collectively, the securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada.

(g)
“Cash Amount” has the meaning specified in the Business Combination Agreement.

(h)
“Closing Cash Calculation” has the meaning specified in the Business Combination Agreement.

(i)
“Common Shares” means the common shares in the capital of the Company.

(j)
“Company” means ESSA Pharma Inc., a corporation existing under the laws of the Province of British Columbia.

(k)
“Consideration” has the meaning specified in the Business Combination Agreement.

(l)
“Court” means the Supreme Court of British Columbia.

(m)
“CVR” has the meaning specified in the Business Combination Agreement.

(n)
“Depositary” has the meaning specified in Section 6.6.

(o)
“Dissent Rights” has the meaning specified in Section 3.1.

(p)
“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

(q)
“Distribution” has the meaning specified in the Business Combination Agreement.

(r)
“DRS Advice” means a direct registration statement advice.

(s)
“Effective Date” means the date on which the Arrangement becomes effective, as set out in the Business Combination Agreement.

(t)
“Effective Time” means 12:01 a.m. (Vancouver Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

(u)
“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute.

(v)
“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time.

(w)
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

(x)
“Governmental Entity” means:

(i)
any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)
any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court;

(iii)
any stock exchange; or

(iv)
any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.

(y)
“Interim Order” means the interim order of the Court contemplated by Section 2.2 of the Business Combination Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

(z)
“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

(aa)
“Legacy Option Plan” means the ESSA Amended and Restated Stock Option Plan dated October 4, 2019;

(bb)
“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

(cc)
“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Business Combination Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution, which Meeting may also include annual shareholder meeting matters.

(dd)
“Option Plan” means the 2022 Omnibus Incentive Plan of the Company, as amended March 6, 2024.

(ee)
“Options” means outstanding options to acquire Common Shares under the Option Plan or the Legacy Option Plan.

(ff)
“Parties” means the Company, Parent and the Purchaser and “Party” means any one of them.

(gg)
“person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

(hh)
“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Business Combination Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(ii)
“Purchaser” means Xeno Acquisition Corp., a company existing under the laws of Delaware, or, in accordance with Section 10.13 of the Business Combination Agreement, any of its successors or permitted assigns.

(jj)
“Record Date” means the record date for determining Shareholders entitled to vote at the Meeting.

(kk)
“SEC” means the U.S. Securities and Exchange Commission.

(ll)
“Securities Authorities” means, collectively, the Canadian Securities Regulators and the SEC;

(mm)
“Shareholders” means the holders of Common Shares.

(nn)
“Tax Act” means the Income Tax Act (Canada).

(oo)
“Warrants” means the outstanding pre-funded common share purchase warrants of the Company.

1.2
Certain Rules of Interpretation

In this Agreement, unless otherwise specified:
(a)
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)
references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)
words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)
references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;
(f)
references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively;

(h)
the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)
the term “made available” means copies of the subject materials were included in the Data Room as of 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of this Agreement;

(j)
all capitalized terms used in any Schedule or in the Disclosure Letter shall have the meanings ascribed to them in this Agreement;

(k)
time is of the essence in the performance of the Parties’ respective obligations; and

(l)
unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

ARTICLE 2
THE ARRANGEMENT
2.1
Business Combination Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of and forms part of the Business Combination Agreement.
2.2
Binding Effect

This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.3 on: (a) the Company, (b) Parent, (c) the Purchaser, (d) all registered and beneficial Shareholders (including Dissenting Shareholders), (e) holders of Options, (f) holders of Warrants, and (g) the Depositary, in each case without any further act or formality required on the part of the Court, the Registrar or any other person.
2.3
Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:
(a)
each Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of the warrant certificate, warrant indenture or similar agreement pursuant to which any Warrants were granted or issued, without any further action by or on behalf of the holder thereof, be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Common Share acquirable upon exercise of the Warrants, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price, with such amounts to be paid to the applicable holders in accordance with Section 4.1(c) and (ii) one CVR, and such Warrant shall immediately be cancelled;

(b)
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, with such amounts to be paid to the applicable holders in accordance with Section 4.1(c) and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;

(c)
(i) each holder of Warrants or Options shall cease to be a holder of such Options or Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Legacy Option Plan and Option Plan and any and all award or similar agreements relating to the Warrants and Options shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Options and Warrants and thereafter have only the right to receive the consideration to which they are entitled pursuant to Section 2.3(a) and Section 2.3(b), as applicable, at the time and in the manner specified in Section 2.3(a), Section 2.3(b) and Section 4.1, as applicable;

(d)
each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)
such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid Fair Value for such set out in Section 3.1;

(ii)
such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(e)
each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(d), the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

(i)
each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(e) and in accordance with this Plan of Arrangement;

(ii)
the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(f)
the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3
RIGHTS OF DISSENT
3.1
Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to all Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by this Section 3.1, the Interim Order and any other order of the Court, provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 245 of the BCBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Encumbrances (other than the right to be paid Fair Value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(d) and if they:
(a)
ultimately are entitled to be paid Fair Value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section

2.3(d)); (ii) will be entitled to be paid the Fair Value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which Fair Value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or
(b)
ultimately are not entitled, for any reason, to be paid Fair Value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated by Section 2.3(e) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2
Recognition of Dissenting Shareholders

(a)
In no circumstances shall the Purchaser, the Company or any other person be required to recognize a person exercising Dissent Rights in respect of any Common Shares unless such person is the registered holder of those Common Shares as of the Record Date and as of the deadline for exercising Dissent Rights in respect of which such rights are sought to be exercised.

(b)
For greater certainty, in no case shall the Purchaser, the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares at the same time as the event described in Section 2.3(c) occurs.

(c)
In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Options or Warrants, and (ii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution.

ARTICLE 4
CERTIFICATES AND PAYMENTS
4.1
Payment and Delivery of Consideration

(a)
The Purchaser shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, (i) provide or cause to be provided to, the Depositary sufficient funds to satisfy the aggregate cash Consideration payable to the Shareholders (other than in respect of Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn) pursuant to the Plan of Arrangement, which funds shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably), (ii) CVRs to satisfy the aggregate number of CVRs payable to Shareholders, which CVRs shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) and (iii) if requested by the Company, provide the Company with sufficient funds, in the form of a loan to the Company (on terms and conditions to be agreed by the Company and the Purchaser, acting reasonably), to allow the Company to effect the payments set forth in Section 4.1(c) (including any payroll taxes in respect thereof).
(b)
Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(d) or Section 2.3(e), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, (i) the cash payment which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled; and (ii) the number of CVRs which such Shareholder has the right to receive under the Plan of Arrangement for such Common Shares.

(c)
As soon as practicable after the Effective Time, the Purchaser shall cause the Company, or the relevant subsidiaries of the Company, to deliver to each former holder of Options and Warrants, (i) the cash payment, if any, net of applicable withholdings pursuant to Section 4.3, that such holder is entitled to receive under the Plan of Arrangement, either (A) pursuant to the normal payroll practices and procedures of the Company, or the relevant subsidiaries of the Company, or (B) in the event that payment pursuant to the normal payroll practices and procedures of the Company or the relevant subsidiaries of the Company, is not applicable to or practicable for any such holder, by cheque (delivered to the address of such holder of Options and Warrants, as reflected on the register maintained by or on behalf of the Company in respect of Options and Warrants) or such other means as the Company may elect and (ii) the number of CVRs which such former holder of Options and Warrants has the right to receive under the Plan of Arrangement for such Options and Warrants. Notwithstanding that amounts under this Plan of Arrangement are calculated in U.S. dollars, the Company is entitled to make the payments contemplated in this Section 4.1(c) in the applicable currency in respect of which the Company customarily makes payment to such holder by using the applicable Bank of Canada daily exchange rate in effect on the date that is five Business Days immediately preceding the Effective Date.

(d)
Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the cash payment which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the

Purchaser. On such date, all cash payments to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.
(e)
Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(f)
No former holder of Common Shares, Options and Warrants shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, any payment in connection with the Distribution, if any, and any declared but unpaid dividends with a record date prior to the Effective Date. No dividend or other distribution declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Date, represented outstanding Common Shares that were transferred pursuant to Section 2.3;

4.2
Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the cash payment that such Shareholder has the right to receive in accordance with Section 2.3 and such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the person to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.
4.3
Withholding Rights

Each Party, their affiliates, or any other applicable withholding agent shall be entitled to deduct and withhold from any consideration or other amount payable or otherwise deliverable to any person (an “Affected Person”) pursuant to this Plan of Arrangement, the Business Combination Agreement or the CVR Agreement such amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom under any provision of applicable

Law in respect of Taxes (a “Withholding Obligation”). To the extent that such amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes under this Plan of Arrangement, the Business Combination Agreement or the CVR Agreement as having been paid to the Affected Person.
4.4
No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Encumbrances or other claims of third parties of any kind.
4.5
Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Company or any of the subsidiaries of the Company, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.
ARTICLE 5
AMENDMENTS
5.1
Amendments to Plan of Arrangement

(a)
The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Business Combination Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company (subject to the Business Combination Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court.

(d)
The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Business Combination Agreement.

ARTICLE 6
PARAMOUNTCY
From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Options and Warrants, (b) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders), Options and Warrants, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Common Shares, Options and Warrants, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Options and Warrants shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 7
FURTHER ASSURANCES
7.1
Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

SCHEDULE B
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
(a)
The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) of ESSA Pharma Inc. (the “Company”), pursuant to the business combination agreement (as it may from time to time be amended, modified or supplemented, the “Business Combination Agreement”) between the Company, XenoTherapeutics, Inc., Xeno Acquisition CORP and XOMA Royalty Corporation, dated July 13, 2025, all as more particularly described and set forth in the management information circular of the Company dated [   •   ], 2025 (the “Circular”) and as it may from time to time be amended, modified or supplemented in accordance with the Business Combination Agreement, is hereby authorized, approved and adopted.

(b)
The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Business Combination Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Appendix [   •   ] to the Circular, is hereby authorized, approved and adopted.

(c)
The (i) Business Combination Agreement and all transactions contemplated therein, (ii) actions of the directors of the Company in approving the Business Combination Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Business Combination Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

(d)
The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Business Combination Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(e)
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the securityholders of the Company or that the Arrangement has been approved by Court, the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Company, (i) to amend, modify or supplement the Business Combination Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Business Combination Agreement, not to proceed with the Arrangement and any related transactions.

(f)
Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Business Combination Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(g)
Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

SCHEDULE C
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND PARENT
1.   Organization
Each of the Purchaser and Parent is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to hold the Common Shares and to complete the transactions to be completed by it as contemplated in this Agreement. The Purchaser is duly registered, qualified or otherwise authorized to do business in each jurisdiction in which the character of its properties, owned, leased, licensed or otherwise held, or the nature of its activities makes such registration, qualification or authorization necessary, except where the failure to be so registered or in good standing would not reasonably be expected to prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.
2.   Authority
Each of the Purchaser and Parent has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of the Purchaser and Parent and is a valid and binding agreement of the Purchaser and Parent enforceable against each of them by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of the Purchaser or Parent are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.
3.   No Violation
(a)
The execution and delivery by the Purchaser and Parent of this Agreement and the performance by each of the Purchaser or Parent of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement, will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)
the Purchaser’s or Parent’s Constating Documents;

(ii)
any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of the Purchaser or Parent to perform its obligations under this Agreement; or

(iii)
any Order.

(b)
The execution and delivery by the Purchaser of this Agreement and the performance of its obligations hereunder and the consummation by the Purchaser of the Arrangement and the transactions contemplated hereby do not require any

Authorization or other action by or in respect of, or filing with or notification to, any Governmental Entity by the Purchaser other than (i) the Regulatory Approvals; (ii) the Interim Order and the Final Order; (iii) filings under the BCBCA in respect of the Arrangement; (iv) a post-closing notification under the Investment Canada Act; and (v) any Authorizations which, if not obtained, or any other actions by or in respect of, or filings with, or notifications to, any Governmental Entity which, if not taken or made, would not be reasonably be expected to, individually or in the aggregate, prevent or materially impede the ability of the Purchaser to consummate the Contemplated Transactions.
4.   Residency
Each of the Purchaser and Parent is resident in the jurisdiction set out on the first page of this Agreement.
5.   Litigation
There are no material investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending against or affecting the Purchaser (or its properties or assets) reasonably likely to prevent or materially delay consummation of the Contemplated Transactions.
6.   Compliance with Laws
The Purchaser is in compliance with all applicable Laws, except for non-compliances which would not reasonably be expected to prevent or materially delay the completion of the Arrangement by the Purchaser.
7.   Sanctions
(a)
Neither Parent nor the Purchaser are, or are directly or indirectly owned, held or controlled by or on behalf of, any person or persons listed on any list of designated persons (“Sanctioned Persons”) subject to international sanctions or trade embargoes imposed, authorized, administered or enforced by any Governmental Entity of Canada, the United States, the UK, or the EU or its member states (collectively, “Sanctions”).

(b)
Neither Parent nor the Purchaser are organized, resident or located in any country or territory that is the target of comprehensive Sanctions, including Belarus, Cuba, Iran, North Korea, Russia, Syria, or the occupied Crimea, Donetsk, Luhansk, Kherson and Zaporizhzhia regions of Ukraine.

8.   Sufficient Funds
The Purchaser has (or has available to it), and will have as of the Effective Time sufficient cash available to pay all amounts to be paid by the Purchaser in connection with this agreement, including Purchaser’s costs and expenses and the aggregate Consideration on the terms and conditions contained in this Agreement, and there is not, nor will there be, any restriction on the use of such cash or cash equivalents for such purpose. In no event shall the receipt or availability of any funds or financing by or to Purchaser or any of their respective affiliates or any other financing transaction be a condition to any of the obligations of Purchaser hereunder.

SCHEDULE D
REPRESENTATIONS AND WARRANTIES OF XRC
1.   Organization
XRC is duly incorporated and is a company validly existing and in good standing under the laws of its jurisdiction of incorporation, with full power, authority and legal capacity to own or to complete the transactions to be completed by it as contemplated in this Agreement.
2.   Authority
XRC has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by XRC and is a valid and binding agreement of XRC enforceable against it by the Company in accordance with its terms, subject to bankruptcy, insolvency and other applicable Laws and to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings of XRC are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby.
3.   No Violation
(a)
The execution and delivery by XRC of this Agreement and the performance by XRC of its obligations under this Agreement will not result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provision of:

(i)
XRC’s Constating Documents;

(ii)
any applicable Laws, except to the extent that the violation or breach of, or default under, any applicable Laws, would not, individually or in the aggregate, reasonably be expected to have a materially adverse effect on the ability of XRC to perform its obligations under this Agreement; or

(iii)
any Order.

4.   Residency
XRC is resident in the jurisdiction set out on the first page of this Agreement.

SCHEDULE E
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
1.   Board Approval
(a)
The Transaction Committee, after consultation with its financial and legal advisors, has unanimously recommended that the consideration to be received under the Arrangement is fair from a financial point of view to the Shareholders and that it would be in the best interests of the Company and the Shareholders for the Company to support and facilitate the Arrangement, enter into this Agreement and to take all reasonable action to support the Arrangement and to recommend acceptance of the Arrangement to the Shareholders.

(b)
After consultation by the Board of Directors with its financial and legal advisors and the Transaction Committee, the members of the Board of Directors who voted thereon have unanimously determined that:

(i)
the Contemplated Transactions are in the best interests of the Company and the Shareholders and, accordingly, has unanimously approved the entering into of this Agreement and the making of the Board Recommendation and no action has been taken to amend or supersede such determinations, resolutions, or authorizations; and

(ii)
the press release to be issued by the Purchaser announcing the Contemplated Transactions may so state and that references to such support may be made in the Circular and other documents relating to the Arrangement.

2.   Organization
The Company and the Subsidiary are each a corporation duly incorporated or continued, as applicable, and validly existing and in good standing under the laws of the jurisdiction of its governing jurisdiction. The Company and the Subsidiary each have full corporate power and capacity to own and lease its property and to carry on its business. The Company and its Subsidiary are each duly qualified, licensed or registered to carry on business in the jurisdictions in which it carries on business and owns property where so required by the laws of such jurisdictions and is not otherwise precluded from carrying on business or owning property in such jurisdictions by any other commitment, agreement, or document. Other than in connection with the Discontinuance, to the knowledge of the Company, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power, capacity or qualification. True and complete copies of the Constating Documents of the Company and its Subsidiary have been disclosed to the Purchaser and no action has been taken to amend or supersede such documents.
3.   Capitalization
(a)
The Company is authorized to (i) issue an unlimited number of Common Shares, of which 44,338,550 Common Shares are issued and outstanding as of the date hereof and (ii) an unlimited number of preferred shares, issuable in series, none of which are issued and outstanding as of the date hereof. All of the issued and outstanding Common Shares are fully paid and non-assessable and have been duly and validly authorized and issued. As of the date hereof, there were (A) 8,869,962 Common Shares issuable on exercise outstanding Options under the Option Plan and Legacy Option Plan and (B) 2,920,000 Common Shares issuable on exercise of outstanding Warrants. No other securities of the Company are issued and outstanding other than the Common Shares referred to in this paragraph 3(a) and the Convertible Securities referred to in Schedule 3(f) to the Disclosure Letter. The Company has provided to the Purchaser, for all of the outstanding Options, a true and complete list setting out the name of each holder of an Option, the number of Options held by such person and the exercise price, date of grant, vesting schedule and expiry date of each such Option, as well as a true and complete copy of the Option Plan and Legacy Option Plan.
(b)
All outstanding Common Shares and the Common Shares to be issued on the exercise of Options have been duly authorized. The outstanding Common Shares are, and the Common Shares to be issued on the exercise of Options will be when issued, validly issued and outstanding as fully paid and non-assessable shares.

(c)
Except as set forth in Schedule 3(c) to the Disclosure Letter, there are no outstanding bonds, debentures or other evidence of indebtedness of the Company or any Subsidiary of the Company having the right to vote (or that are convertible for or exercisable into securities having the right to vote) with the holders of the Common Shares on any matter. There are no outstanding obligations of the Company or any Subsidiary of the Company to repurchase, redeem or otherwise acquire any outstanding Common Shares or with respect to the voting or disposition of any outstanding securities of the Company or any Subsidiary of the Company.

(d)
Except as set forth in Schedule 3(d) to the Disclosure Letter, no holder of securities issued by the Company or any Subsidiary of the Company has any right to compel the Company to register or otherwise qualify securities for public sale in Canada, the United States or elsewhere.

(e)
The rights, privileges, restrictions and conditions attached to the Common Shares of the Company are as set out in the articles of incorporation of the Company together with any amendments thereto or replacements thereof.

(f)
Except as set forth in Schedule 3(f) to the Disclosure Letter, no person has any Convertible Securities. Schedule 3(f) to the Disclosure Letter sets out the number, date of expiry and exercise or conversion price of each Convertible Security, as applicable. Except as set out in Schedule 3(f) to the Disclosure Letter, no Shareholder has any existing participation right or pre-emptive right or right of first refusal in respect of the allotment and issuance of any unissued or other shares of the Company.

4.   Authority
The Company has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable against the Company by the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction. No other corporate proceedings are necessary to authorize the execution, delivery and performance of this Agreement or the completion of the transactions contemplated hereby, other than the Required Securityholder Approval, the Interim Order and the Final Order.
5.   No Violation
(a)
The execution and delivery by the Company of this Agreement and the performance by it of its obligations under this Agreement and the acquisition of Common Shares pursuant to the Arrangement will not:

(i)
result (with or without notice or the passage of time) in a material violation or breach of or constitute a default under, require an Authorization to be obtained under or give rise to any third party right of termination, amendment, cancellation, acceleration, penalty or payment obligation or right of purchase or sale or pre-emptive or participation right under, any provision of:

(A)
its or any of its Subsidiary’s Constating Documents;

(B)
the Material Contracts;

(C)
any applicable Laws;

(D)
any note, bond, mortgage, indenture, instrument, Contract, agreement, lease, Authorization or government grant or license to which the Company or the Subsidiary is party or by which it is bound; or

(E)
any Order;

(ii)
give rise to any right of termination, amendment, acceleration or cancellation of indebtedness of the Company or any Subsidiary of the Company, or cause any credit available to the Company or any Subsidiary of the Company which is material to the Company and the Subsidiary of the Company, taken as a whole, to cease to be available, or cause any security interest in any assets of the Company or any Subsidiary of the Company to become enforceable or realizable;

(iii)
give rise to any or other change of any right or obligation or the loss of any benefit to which the Company or the Subsidiary is entitled (including by triggering any rights of first refusal or first offer, change in control provision or other restriction or limitation) under any such note, bond, mortgage, indenture, Contract, agreement, lease, Authorization or government grant or license; or

(iv)
result in the imposition of any Encumbrance upon any assets of the Company or the Subsidiary.

(b)
No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required to be obtained by the Company in connection with the consummation of the Contemplated Transactions other than those which are expressly contemplated by the Plan of Arrangement and this Agreement and except as would not, individually or in the aggregate, reasonably be expected to be material to the Company or be reasonably likely to materially delay the consummation of the Contemplated Transactions.

(c)
To the knowledge of the Company, there are no pending changes to applicable Laws or governmental position that could reasonably be expected to materially affect the Discontinuance.

6.   Subsidiaries
The Company has no Subsidiaries and no direct or indirect interest in any other corporation, association, incorporated joint venture or other entity, other than as set out on Schedule 6 to the Disclosure Letter. The Company owns, directly or indirectly, as sole registered and beneficial owner, 100% of the outstanding shares of its Subsidiary, all of which are validly issued, fully paid, non-assessable and are beneficially owned by the Company free and clear of any Encumbrances and no such shares or interests have been issued in violation of any pre-emptive or similar rights or any applicable Laws. No person holds any securities convertible into or exchangeable for any shares of the Subsidiary or has any Contract, agreement, entitlement, understanding, commitment, warrant, option or right (contingent or otherwise) for the purchase or other acquisition of any unissued shares, other securities or other ownership interest, legal or beneficial, of the Company or its Subsidiary, and other than in respect of Common Shares issuable upon exercise of Options, the conversion of indebtedness or the exercise or conversion of Convertible Securities (each as referred to in paragraph 3 above). There are no outstanding or authorized equity appreciation, contingent value, phantom equity, profit participation, or similar rights with respect to the Subsidiary. There are no voting trusts, proxies, or other Contracts with respect to the voting of the ownership interests of the Subsidiary.
7.   Corporate Records
The corporate records and minute books of the Company and its Subsidiary, which have been made available to the Purchaser, are complete and true and correct in all material respects and such minute books contain copies of minutes of all meetings of the directors, committees of directors and holders of Common Shares and of all written resolutions of such directors, committees and holders of Common Shares, other than minutes of meetings which are in draft form.
8.   Public Filings
The Company has timely filed all documents or information required to be filed by it under applicable Securities Laws and by Nasdaq except as the lack of a timely filing has not or would not, individually or in the aggregate reasonably be expected to be, individually or in the aggregate, material pursuant to applicable Securities Laws. All of the Company Public Documents, as of their respective dates (and as of the dates of any amendments thereto), complied as to both form and content in all material respects with the requirements of applicable Securities Laws and did not contain any Misrepresentation or were amended on a timely basis to correct Misrepresentations or deficiencies identified by securities commissions or Securities Authorities. All of the Company Public Documents are publicly available on SEDAR+ and EDGAR. The Company has not filed any confidential material change report with any Securities Authority that at the date hereof remains confidential. Other than in respect of the transactions contemplated by this Agreement, there is no material fact concerning the Company which has not been disclosed in the Company Public Documents filed and available on SEDAR+ and EDGAR on or before the date hereof.
9.   Financial Statements
The Financial Statements have been, and all financial statements of the Company that are publicly filed prior to the Effective Time will be, prepared in accordance with GAAP throughout and complied in all material respects, as of their respective dates of filing, with the applicable published rules and regulations of the Nasdaq and under applicable Securities Laws with respect thereto, and the Financial Statements, together with the applicable certifications filed by the Company in connection with the Financial Statements in accordance with Securities Laws, present fairly, in all respects, the financial condition of the Company and the Subsidiary for the applicable periods then ended. Such financial statements as of the respective dates thereof reflect appropriate and adequate reserves in accordance with GAAP in respect of contingent liabilities, if any, of the Company and the Subsidiary. The Company does not intend to correct or restate, nor, to the knowledge of the Company, is there any basis for any correction or restatement of any aspect of the Financial Statements.
10.   Off-Balance Sheet Financing
There are no off-balance sheet transactions, arrangements, obligations (including contingent obligations) or other relationships of the Company with unconsolidated entities or other persons.
11.   Independence of Auditors
The auditors of the Company are independent public accountants as required under Canadian Securities Laws. There has not been a “reportable event” (within the meaning of applicable Securities Laws) with the present or any former auditor of the Company.
12.   Liabilities and Indebtedness
(a)
Except as disclosed in the Company Public Documents, neither the Company nor any Subsidiary of the Company has any material liabilities or obligations of any nature (whether indirect or direct, accrued, absolute, contingent or otherwise), or any obligation to issue any debt securities, or guarantee, endorse or otherwise become responsible for, the obligations of any other person, other than any such liabilities or obligations incurred in connection with the Discontinuance since March 31, 2025 or pursuant to the terms of this Agreement.

(b)
Except as disclosed in Schedule 12 to the Disclosure Letter, the Company is not party to or bound by or subject to: (i) any bond, debenture, promissory note, credit facility or other similar Contract evidencing indebtedness or potential indebtedness for borrowed money; or (ii) any Contract, whether written or oral, to create, assume or issue any of the foregoing.

13.   Brokerage Fees
(a)
Except as disclosed in Schedule 13 to the Disclosure Letter, the Company has not retained nor will it retain any financial advisory, broker, agent or finder or paid or agreed to pay any financial advisory, broker, agent or finder on account of this Agreement or any transaction contemplated hereby.
(b)
The Company has delivered to the Purchaser true and correct copies of all agreements between the Company and its financial advisors which could give rise to a payment of any fees to such financial advisors. Other than the foregoing, the Company has not incurred any obligation or liability, contingent or otherwise, for brokerage fees, finders’ fees, agents’ commission or other similar forms of compensation with respect to the transactions contemplated by this Agreement.

14.   Books and Records
(a)
The financial books, records and accounts of the Company and its Subsidiary, in all material respects:

(i)
have been maintained in accordance with GAAP;

(ii)
are stated in reasonable detail and accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiary as at the respective dates thereof; and

(iii)
accurately and fairly reflect the basis for the financial statements of the Company at the relevant time.

(b)
Neither the Company nor any Subsidiary of the Company has maintained or maintains any slush fund, off-book account, or unrecorded transactions.

15.   Absence of Certain Changes or Events
(a)
Since September 30, 2024, except as disclosed in the Company Public Documents, the Company has not:

(i)
paid or satisfied any material obligation or liability, absolute or contingent, other than current liabilities or obligations disclosed in the Financial Statements and in connection with the Discontinuance;

(ii)
declared, set aside or paid any dividend, redeemed or repurchased any outstanding shares, or made any distribution of its properties or assets to its Shareholders, other than salaries, fees and other compensation paid in each case in connection with the Discontinuance;

(iii)
suffered a loss, destruction or damage to any of its assets, whether or not insured, that is material to the Company;

(iv)
authorized or agreed to any change in the terms and conditions of employment of its personnel, including any Employee Plan, other than changes disclosed to the Purchaser in writing;

(v)
entered into any collective bargaining agreement or Contract with any employee association, trade union, labour organization or similar entity;

(vi)
waived or cancelled any right, claim or debt owed to it;

(vii)
transferred, assigned, sold or otherwise disposed of any of its assets exceeding $25,000 in value in the aggregate;

(viii)
incurred or assumed or guaranteed any liability, obligation or expenditure of any nature, absolute or contingent, other than liabilities incurred in connection with the Discontinuance that are reflected in the Closing Cash Schedule;

(ix)
committed to make or perform any capital expenditures or maintenance or repair projects;

(x)
entered into any commitment or transaction not in connection with the Discontinuance;

(xi)
entered into or authorized or agreed to any material changes in any Material Contract;

(xii)
entered into any Contract with a Related Party;

(xiii)
made or agreed to make any bonus or profit-sharing distribution or similar payment of any kind, other than bonuses to employees in connection with the Discontinuance;

(xiv)
arranged any debt financing or incurred or materially increased its indebtedness for borrowed money;

(xv)
made any change in any method of accounting or auditing practice except as disclosed in the Financial Statements;

(xvi)
hypothecated, pledged, subjected to an Encumbrance, granted a security interest in or otherwise encumbered any of its material assets whether tangible or intangible other than in in connection with the Discontinuance;

(xvii)
made any material gift of money or of any property or assets to any individual or person; or

(xviii)
authorized, agreed or otherwise become committed to do any of the foregoing.

16.   Derivative Transactions
Neither the Company nor its Subsidiary has any material obligations or liabilities, direct or indirect, vested or contingent in respect of any streaming transactions, rate swap transactions, basis swaps, forward rate transactions, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cross-currency rate swap transactions or currency options or other similar transactions (including any option with respect to any such transactions) or any combination of such transactions.

17.   Employment and Consultant Matters
(a)
The Company and its subsidiary have been and are in compliance with all employment, consulting or management services Contract to which it or its Subsidiary is a party.

(b)
Neither the Company nor its Subsidiary is bound by or a party to any collective bargaining agreement or other Contract with an employee association, trade union, labour organization or similar entity. No employee association, trade union, labour organization or similar entity holds bargaining rights with respect to any employees of the Company by way of certification, interim certification, voluntary recognition, or succession rights, or has applied or, to the knowledge of the Company, threatened to apply to be certified as the bargaining agent of any employees of the Company or Subsidiary. There are no pending or, to the knowledge of the Company, threatened applications by any trade union to have the Company or its Subsidiary declared a related successor, or common employer pursuant to applicable Law in any jurisdiction in which the Company or its Subsidiary carries on business. No labour dispute, unfair labour practice complaint, organizing effort, work stoppage or labour strike impacting the employees of the Company or its Subsidiary exists, or is pending or, to the knowledge of the Company, is threatened or reasonably anticipated.

(c)
All profit sharing, equity or phantom-equity compensation plans are disclosed in the Company Public Documents. Schedule 17 lists all other Employee Plans. No Employee Plan is, or has any liability in relation to: a “registered pension plan”, a “registered retirement savings plan”, a “deferred profit sharing plan”, a “tax-free savings account”, or a “retirement compensation arrangement”, as such terms are defined in subsection 248(1) of the Tax Act. No Employee Plan provides for or has any current or contingent obligation to provide any post-retirement medical, life insurance or other welfare benefits for former or retired employees or their beneficiaries, except pursuant to applicable Law (including, for greater certainty, the common law).

(d)
The Company and its Subsidiary have been and are in compliance with all applicable Laws with respect to employment, labour, workers’ compensation, occupational health and safety, privacy, immigration, the administration, registration and funding of the Employee Plans as well as their terms, in each case, in all material respects, and there are no current, pending or, to the knowledge of the Company, threatened proceedings before any Governmental Entity with respect to any of the employees, consultants or Employee Plans of the Company or its Subsidiary. There are no complaints, claims, charges, levies, investigations or penalties outstanding, nor are there any orders, decisions, directions or convictions currently registered or outstanding by any Governmental Entity against or in respect of the Company or its Subsidiary under or in respect of any such Laws.

(e)
The Company has made available to the Purchaser a true and complete list of the employees of the Company and its Subsidiary, including the following details by employee: (i) unless prohibited by privacy laws, name; (ii) position; (iii) employment status (full-time or part-time, as applicable); (iv) location (i.e., state/province, and country); (v) hire date; (vi) total compensation, including base salary, bonuses and incentive compensation; (vii) overtime eligibility and accruals; (viii) annual vacation or other paid time entitlements and accruals; (ix) any other compensation, Employee Plan benefits, or material perquisites provided; and (x) status as active or inactive, and if inactive, the reason and type of leave, their expected date of return to work, if known, and whether the employee is in receipt of disability benefits or workers’ compensation benefits. Other than set out on the aforementioned list, no employees are on a leave of absence or otherwise an inactive employee or providing services to the Company or its Subsidiary pursuant to a work permit, work visa or similar authorization.
(f)
The Company has made available to the Purchaser a true and complete list of all consultants, independent contractors, or any individual in a similar non-employee capacity engaged by the Company or its Subsidiary, including their names, fees, any other form of compensation, and whether they are subject to a written agreement. All individuals who have provided services to the Company or its Subsidiary as consultants, independent contractors, or in a similar non-employee capacity have been properly classified and compensated as non-employees for purposes of all applicable Laws and do not participate in any Employee Plans and the Company or its Subsidiary has not received, nor are there any pending or threatened notices from any person disputing such classification.

(g)
All amounts due or accrued for all salary, wages, bonuses, commissions, vacation with pay, sick days, termination and severance pay and other similar accruals have either been paid or properly accrued and are accurately reflected in the books and/or records of the Company or its Subsidiary.

(h)
Except as disclosed in Schedule 17(h) of the Disclosure Letter, neither the Company nor its Subsidiary is subject to any material claim for wrongful dismissal, constructive dismissal or any other material claim, complaint or litigation relating to employment, discrimination or termination of employment of any current or former employee or relating to any failure to hire a candidate for employment.

(i)
The Company and its Subsidiary are each properly registered with the applicable workplace safety and insurance board or workers’ compensation board, as applicable. There are no outstanding assessments, penalties, fines, liens, charges, surcharges, or other amounts due or owing pursuant to any workplace safety and insurance legislation or plan. No audit of the Company or its Subsidiary is currently being performed pursuant to the applicable worker health and safety legislation and regulations or any comparable applicable Laws. There are no charges pending under applicable worker health and safety legislation and regulations in respect of the Company or its Subsidiary. The Company and its Subsidiary have complied with any orders issued under applicable worker health and safety legislation and regulations and there are no appeals of any orders under applicable worker health and safety legislation and regulations currently outstanding. There have been no critical or fatal accidents involving current or former employees in the past three (3) years.

(j)
Neither the Company nor its Subsidiary is engaged with any personnel placement agency, and there are no outstanding, pending or to the knowledge of the Company, threatened claims, complaints, investigations or orders relating to the employment of any personnel agency employees.

(k)
The Company and its Subsidiary have investigated all workplace harassment (including sexual harassment) and workplace violence allegations and claims of which the Company and its Subsidiary are aware, relating to employees and former employees of the business in compliance with all legal obligations. With respect to each such substantiated allegation or claim, the Company and its Subsidiaries, as applicable, have taken prompt corrective action that is reasonably calculated to prevent further workplace harassment (including sexual harassment) and workplace violence. The Company and its Subsidiary do not reasonably expect any material liability with respect to any such allegations.

(l)
To the Company’s knowledge, there are no facts or circumstances that could reasonably be expected to adversely affect the registered status of any Employee Plan. All contributions (including all employer contributions and employee salary reduction contributions), premiums, reimbursements, and expenses to or in respect of each Employee Plan have been timely paid in full or, to the extent not yet due, have been adequately accrued in the books and records of the Company and its Subsidiary.

(m)
There has been no amendment made by the Company or its Subsidiary to amend any Employee Plan, which would increase the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year.

(n)
Each Employee Plan can be terminated without being subject to a termination fee or other one-off charge relating to the termination of an Employee Plan to the Company or its Subsidiary. The Company does not sponsor, maintain, contribute to, or otherwise participate in any 401(k) or other plan(s) with a cash or deferred arrangement (as defined in Section 401(k) of the Code).

(o)
The obligations of all Employee Plans that provide health, welfare or similar benefits are fully insured by bona fide third-party insurers. Only employees or former employees (or any spouses, dependents, survivors or beneficiaries of any such employees or former employees) of the Company or its Subsidiaries are eligible to participate in the Employee Plans.

(p)
No Employee Plan is intended to be or has ever been found or alleged in writing by a Governmental Entity to be a “salary deferral arrangement” within the meaning of subsection 248(1) of the Tax Act.

18.   Acceleration of Benefits
Except as otherwise provided for in the Agreement or as disclosed on Schedule 18 to the Disclosure Letter, neither the execution and delivery of this Agreement, nor the performance of the Company’s obligations hereunder and pursuant to the Plan of Arrangement, or the consummation of the Contemplated Transactions (alone or in conjunction with any other event, including any termination of employment on or following the closing), will result in:
(a)
any retirement, severance, separation, change-of-control, bonus, retention or other similar payments (whether in cash, property or vesting property) becoming due or payable to any employee or former employee of the Company or its Subsidiary,

(b)
the acceleration of the vesting of any awards under or in respect of any Employee Plan (other than in respect of any Option);

(c)
the increase in the amount or value of any compensation or benefit otherwise payable to any employee or former employee of the Company or its Subsidiary by the Company or its Subsidiaries, or the forgiveness or postponement of payment of any indebtedness owing by such person to the Company or its Subsidiary;

(d)
any additional payments or compensation not otherwise due and payable to any employee or former employee of the Company or its Subsidiary under or in respect of any Employee Plan.

19.   Tax Matters
Except as disclosed on Schedule 19 to the Disclosure Letter:
(a)
All income and other material Tax Returns that are required to be filed by the Company or its Subsidiary have been duly and timely filed (taking into account any available extensions), and all such Tax Returns are true, correct and complete in all material respects.

(b)
Each of the Company and its Subsidiary have duly and timely paid all Taxes (whether or not shown on any Tax Return) required to be paid by it, including all instalments on account of Taxes that are due and payable before the Effective Time, whether or not assessed by the appropriate Governmental Entity, and has duly and timely paid all assessments and reassessments it has received in respect of all Taxes.

(c)
No Governmental Entity has asserted in writing that the Company or its Subsidiary is required to file Tax Returns or pay any Taxes in any jurisdiction where it does not do so.

(d)
Each of the Company and its Subsidiary has complied with all applicable withholding obligations, including with respect to payments made to any employee, officer or director and all persons who are or are deemed to be non-residents of Canada for purposes of the Tax Act.

(e)
Each of the Company and its Subsidiary has charged, collected and remitted on a timely basis (or made adequate provision for the payment of such amounts) all Taxes as required under applicable Law on any sale, supply or delivery, made by it.

(f)
There are no audits, reassessments, deficiencies, or other proceedings in progress, threatened in writing or, to the knowledge of the Company, communicated to the Company or its Subsidiary, in respect of any Taxes and, in particular, there are no currently outstanding reassessments which have been issued by any Governmental Entity relating to any such Taxes.

(g)
Neither the Company nor any of its Subsidiaries is a party to any Tax allocation, sharing or indemnity agreement under which the Company or any of its Subsidiaries would reasonably be expected to be liable after the Effective Date for any Tax liability of any person that is neither the Company nor one of its Subsidiaries, other than any customary provisions contained in any commercial agreement entered into in the ordinary course of business and not primarily relating to Tax (such agreements, “Ordinary Course Contracts”). Neither the Company nor any of its Subsidiaries has any material liability for Taxes of any person (other than the Company or any of its Subsidiaries) under Treasury Regulations Section 1.1502-6 (or any similar provision of U.S. state or local Law), or as a transferee or successor, by assumption or operation of Law or by contract (except, in each case, for liabilities incurred in connection with Ordinary Course Contracts).
(h)
Neither the Company nor any of its Subsidiaries has participated, or is currently participating, in a “listed transaction,” as defined in Treasury Regulations Sections 1.6011-4(b)(2) or any comparable, analogous or similar provision of U.S. state or local Law.

(i)
Neither the Company nor any of its Subsidiaries has constituted a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code) (i) in the two years prior to the date of this Agreement or (ii) as part of a “plan” or “series of related transactions” (within the meaning of Section 355(e) of the Code) in conjunction with the transactions contemplated by the Agreement.

(j)
There are no Encumbrances for material Taxes on any of the assets of the Company or any of its Subsidiaries, except for Encumbrances described in clause (v) of the definition of Permitted Encumbrances.

(k)
Neither the Company nor any of its Subsidiaries will be required to include any material item of income for U.S. tax purposes in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Effective Date as a result of any closing agreement, installment sale or open transaction entered into on or prior to the Effective Date, any accounting method change or agreement with any governmental authority with respect to any taxable period ending on or prior to the Effective Date, or any prepaid amount received on or prior to the Effective Date.

(l)
Neither the Company nor its Subsidiary has entered into any transactions with any non-resident of Canada (for the purposes of the Tax Act) with whom the Company or such Subsidiary (as applicable) was not dealing at arm’s length (within the meaning of the Tax Act) other than transactions the terms of which do not differ from those that would have been made between persons dealing at arm’s length (within the meaning of the Tax Act). Neither the Company nor its Subsidiary has acquired property from any person in circumstances where the Company or such Subsidiary (as applicable) did or could have become liable for any Taxes payable by that person pursuant to section 160 of the Tax Act.

(m)
There are no agreements, waivers or other arrangements with any Governmental Entity extending the statutory period for, or providing an extension of time with respect to the issuance of any assessment or reassessment of Taxes, the filing of any Tax Return, or the payment of any Taxes by or in respect of the Company or its Subsidiary.

(n)
None of sections 80 to 80.04, both inclusive, of the Tax Act have applied or will apply to the Company or its Subsidiary at any time up to and including the Effective Time. Each of the Company and its Subsidiary does not have any unpaid amounts that may be required to be included in income under section 78 of the Tax Act for a taxation year ending after the Effective Time. Each of the Company and its Subsidiary has not made any payments and the Company is not obligated to make any payments that may not be deductible by virtue of section 67 of the Tax Act.

(o)
All Tax credits, input Tax credits, refunds, rebates, overpayments and similar adjustments of Taxes claimed by each of the Company and its Subsidiary have been validly claimed and correctly calculated as required by applicable Laws, and the Company or its Subsidiary (as applicable) has retained all documentation prescribed by applicable Laws to support such claims.

(p)
Each of the Company and its Subsidiary has (A) duly and timely completed and filed all CEWS Returns required under applicable Laws to be filed by it, or that it elected to file, and all such returns are complete, correct and accurate in all material respects, (B) not claimed CEWS to which it was not entitled and (C) not deferred any payroll Tax obligations as permitted under applicable COVID-19 related measures enacted, promulgated or offered as an administrative relief by any Governmental Entity.

20.   Material Contracts
Other than the Material Contracts, there are no Contracts that are material to the Company. Schedule 20 to the Disclosure Letter sets out a list of all the Material Contracts of the Company. Neither the Company nor, to the knowledge of the Company, any other person is in material default in any respect in the observance or performance of any term, covenant or obligation to be performed by the Company or such other person under any Material Contract and all such Material Contracts are in good standing, constitute valid and binding agreements of the Company, and, to the knowledge of the Company, of each of the parties thereto, are in full force and effect and are enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject to the qualification that equitable remedies may only be granted in the discretion of a court of competent jurisdiction.
21.   Change of Control
(a)
Other than as set out on Schedule 21 to the Disclosure Letter and other than in respect of any Employee Plan, neither the entering into of this Agreement nor the acquisition of Common Shares pursuant to the Arrangement will trigger any change of control, golden parachute, severance, retention, termination or transaction bonus or similar provisions in or result in any obligation on the part of the Company or its Subsidiary to make any such payment under any Contract to which the Company or its Subsidiary is a party or by which they are bound.

(b)
The Purchaser shall not have any additional payment or other obligation in respect of change of control, severance, termination or similar payments to the officers listed in Schedule 2.12 to the Disclosure Letter, except for those indicated in Schedule 2.12 to the Disclosure Letter.

22.   Restrictive Documents
Neither the Company nor its Subsidiary is subject to, or a party to, any restriction under its Articles, any Law, any claim, any Contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent or restrict (i) the consummation of the Contemplated Transaction, (ii) the compliance by the Company and its Subsidiary with the terms, conditions and provisions hereof, (iii) the declaration of dividends by the Company or its Subsidiary, (iv) any business practice of the Company and its Subsidiary or (v) the Discontinuance after the date hereof.
23.   Related Party Transactions
Except as disclosed in the Company Public Documents:
(a)
the Company has not (i) made any payment or loan to, or borrowed any moneys from or otherwise been indebted to, any Related Party of the Company; or (ii) been a party to any Contract with any Related Party of the Company, in each case, excluding wholly-owned subsidiaries of the Company; and

(b)
to the knowledge of the Company, no management or key employee, executive officer or director of the Company and no entity which is an affiliate or associate of one or more of such individuals:

(i)
owns, directly or indirectly, any interest in (except for shares representing less than 10% of the outstanding shares of any class or series of any publicly traded company), or is an officer, director or employee of or consultant to, any person which is, or is engaged in business as, a competitor of the Company or a lessor, lessee, supplier, distributor, agent or customer of the Company;

(ii)
owns, directly or indirectly, in whole or in part, any property that the Company uses or intends to use in the operation of its business; or

(iii)
has any cause of action or other claim whatsoever against, or owes any amount to, the Company, except for any liabilities reflected in the Financial Statements and claims for accrued vacation pay and accrued benefits.

24.   No Insolvency Proceedings
No act or proceeding has been taken by or against the Company or its Subsidiary in connection with the dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or its Subsidiary or for the appointment of a trustee, receiver, manager or other administrator of the Company or its Subsidiary or any of their properties or assets nor, to the knowledge of the Company, is any such act or proceeding threatened. The Company and its Subsidiary have not sought protection under the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation. Neither the Company, its Subsidiary nor any of their respective properties or assets are subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or its Subsidiary to conduct the Discontinuance in all material respects as it has been carried on prior to the date hereof, or that has had or would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Change or to prevent or significantly impede or materially delay the completion of the Contemplated Transactions.
25.   No Material Change
Since September 30, 2024, no change has occurred in any of the assets, business, financial condition or results of operations of the Company which, individually or in the aggregate, has had, will have or could reasonably be expected to result in a Material Adverse Change.
26.   Authorizations
The Company and its Subsidiary possess all Authorizations necessary to properly conduct their respective businesses, except for any such Authorizations, the failure of which to possess, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to impair the ability of the Company to perform its obligations hereunder or prevent or materially delay the acquisition of Common Shares pursuant to the Contemplated Transactions. Each Authorization obtained by Company or any Subsidiary of the Company is in full force and effect and not subject to any dispute, except for any such dispute that would not reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Contemplated Transactions. The Company and its Subsidiary are in compliance with each of such Authorizations, except for such noncompliance as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or would not reasonably be expected to materially impair the ability of Company to perform its obligations hereunder or prevent or delay the acquisition of Common Shares pursuant to the Contemplated Transactions. To the knowledge of the Company, no event has occurred which, with the giving of notice, lapse of time or both, could constitute a default under, or in respect of, any of such Authorizations.
27.   Internal Controls
The Company maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations and (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP. The Company reasonably believes that the Company’s internal controls over financial reporting are effective, and the Company is not aware of any significant deficiencies in the design or operation of its internal controls over financial reporting.
28.   Significant Acquisitions
The Company is not in discussions with another party in respect of any proposed acquisition of a business that has progressed to a state where a reasonable person would believe that the likelihood of the Company, directly or indirectly, completing the acquisition is high and that, if completed by the Company, directly or indirectly, as at the date hereof, would be a “significant acquisition” pursuant to Canadian Securities Laws.
29.   Shareholder and Similar Agreements
Neither the Company nor its Subsidiary is a party or subject to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding securities in the capital of the Company or the Subsidiary and, to the knowledge of the Company, there is no agreement between any Shareholders of the Company or by a director of the Company that affects or relates to the voting or giving of written consents with respect to any of the Company’s securities or pursuant to which any person may have any right or claim in connection with any existing or past equity interest in the Company or the Subsidiary. The Company has not adopted a shareholder rights plan or any other similar plan or agreement. To the knowledge of the Company, as of the date hereof, other than the Voting and Support Agreements, there are no irrevocable proxies or voting Contracts with respect to any securities issued by the Company or the Subsidiary.
30.   Transfer Agent
Computershare Investor Services Inc. at its principal offices in the Vancouver, British Columbia is the duly appointed registrar and transfer agent of the Company with respect to the Common Shares.
31.   Securities Laws Matters
(a)
The Company is a “reporting issuer” in British Columbia, Alberta and Ontario and is in material compliance with all applicable Canadian Securities Laws therein and the Company’s Common Shares are listed and posted for trading on the Nasdaq. The Company is not in default in any material respect of any requirements of applicable Securities Laws in such jurisdictions or any rules or regulations of, or agreement with, Nasdaq. The Subsidiary is not subject to any continuous or periodic, or other disclosure requirements under any securities laws in any jurisdiction, other than the requirements of the Company to report its operations and financial information on a consolidated basis.

(b)
Other than as contained in this Agreement, the Company has not taken any action to cease to be a “reporting issuer” (or the equivalent) in any province or territory of Canada nor has the Company received notification from any Securities Authority seeking to revoke the reporting issuer status of the Company. No delisting, suspension of trading in or cease trading order with respect to the Common Shares is pending or, to the knowledge of the Company, threatened or is expected to be implemented or undertaken and to its knowledge the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any such order or restriction.

(c)
The documents and information comprising the Company Public Documents (i) as of their respective dates, as amended, complied as to form in all material respects with the applicable requirements of the US Securities Act or the US Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such documents and information, and (ii) did not at the respective times they were filed with the relevant Securities Authorities contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or any Misrepresentation. The Company has timely filed with the Securities Authorities all material forms, reports, schedules, statements and other documents required to be filed by the Company with the Securities Authorities since becoming a “reporting issuer”. The Company has not filed any confidential material change report that, at the date hereof, remains confidential.

32.   No Default
Neither Company nor any Subsidiary of the Company is in default under, and there exists no event, condition or occurrence which, after notice or lapse of time or both, would constitute such a default or would trigger a right of termination under: (a) any note, bond, mortgage, indenture or other instrument evidencing any indebtedness to which the Company or any Subsidiary of the Company is a party; or (b) any other contract, agreement, lease, letter of intent, offer, Authorization or government grant or other instrument or obligation, which would individually or in the aggregate, be reasonably expected to result in a Material Adverse Change.
33.   Litigation
There are no judgments which remain unsatisfied against the Company or its Subsidiary or consent decrees or injunctions to which the Company or its Subsidiary is subject. Other than as set out on Schedule 33 to the Disclosure Letter, there are no investigations, actions, suits or proceedings at Law or in equity or by or before any Governmental Entity now pending or, to the knowledge of the Company, threatened against or affecting the Company (or its Subsidiary, properties or assets) and, to the knowledge of the Company, there is no ground on which any such action, suit or proceeding might be commenced.
34.   Compliance with Laws
The Company and its Subsidiary have complied and are in compliance with all Laws applicable to them and to the conduct or operation of their business and to the ownership or use of any of their assets.
35.   Anti-Corruption, Anti-Money Laundering
(a)
The Company and its Subsidiary have fully complied with, and are currently in full compliance with, the Canadian Corruption of Foreign Public Officials Act, Part IV and section 426 of the Canadian Criminal Code, the U.S. Foreign Corrupt Practices Act, and any other applicable Laws of any jurisdiction that prohibits payments to improperly influence Government Officials or private individuals (collectively, “Anti-Corruption Laws”). Neither the Company, nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company has, taken any action, either directly or indirectly, that would result in a violation of the Anti-Corruption Laws, including making, offering, authorizing or promising any payment, contribution, gift, entertainment, bribe, rebate, kickback or any other thing of value, regardless of form or amount, to any (i) foreign or domestic Government Official or Person of Concern; (ii) employee of a foreign or domestic government owned or controlled entity; (iii) foreign or domestic political party, political official or candidate for political office; (iv) any officer or employee of a public international organization; (v) any employee or official of an indigenous group; or (vi) any other person, in each case, to obtain a business or competitive advantage, as consideration for an act, omission, or influence to receive favourable treatment in obtaining or retaining business, or to pay for favourable treatment already secured.

(b)
Neither the Company nor, to the knowledge of the Company, any director, officer, employee, agent, distributor, consultant, affiliate or other person acting on behalf of the Company is (i) or in the past five years has been, under administrative, civil or criminal investigation, indictment, information, suspension, debarment or audit (other than a routine contract audit) by any Party, in connection with alleged or possible violations of the Anti-Corruption Laws; or (ii) has within the past five years received notice from, or made a voluntary disclosure to, the Royal Canadian Mounted Police or other Governmental Entity regarding alleged or possible violations of the Anti-Corruption Laws.
(c)
To the knowledge of the Company, neither the Company, nor any director, employee, affiliate or agent of the Company, or any person acting on the Company’s or its Subsidiary’s behalf, has, in connection with, or otherwise relating to, the operation of the Company’s business, engaged in any activity or conduct that has resulted in or will result in a violation of any applicable antitrust or competition laws.

(d)
The Company, its Subsidiary and, to the knowledge of the Company, their respective directors, officers, employees, agents and other persons acting on behalf of the Company or its Subsidiary, are and have at all times been in material compliance with all applicable anti-money laundering laws, rules, and regulations, including anti-money laundering-related government guidance (collectively, “AML Laws”). There is no pending investigation, inquiry or enforcement action against the Company, its Subsidiary or, to the knowledge of the Company, any of their respective officers, directors or employees relating to any violation or potential violation of any AML Law related to the Company’s business.

36.   Sanctions
(a)
Neither the Company nor its Subsidiary nor, to the knowledge of the Company, their respective directors, officers, employees, agents or other persons acting on behalf of the Company or its Subsidiary are, or are directly or indirectly owned, held or controlled by or on behalf of, any Sanctioned Person.

(b)
Neither the Company nor its Subsidiary are organized, resident or located in any country or territory that is the target of comprehensive Sanctions.

37.   Consents and Approvals
(a)
Other than as set out in Schedule 37 to the Disclosure Letter, there are no Regulatory Approvals required to be obtained by the Company in order to complete the Contemplated Transactions.

(b)
There is no requirement under applicable Securities Laws for the Company to make any filing, give any notice or obtain any permit as a condition to the lawful consummation of the transactions contemplated by this Agreement or otherwise obtain any governmental approvals, other than (i) the filing with the SEC of such reports under the US Exchange Act as may be required in connection with the Agreement and the Contemplated Transactions and (ii) filings required to be made following the Effective Time under applicable Securities Laws. Except for such notices as have been given and such consents as have been obtained, there is no requirement under any Material Contract to give any notice to, or to obtain the consent or approval of, any Party to such Material Contract, relating to, in connection with or as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated this Agreement.
38.   Fairness Opinion
The Transaction Committee has received an oral opinion from Leerink to the effect that, as of the date of such opinion and subject to the assumptions, limitations and qualifications contained therein, the Cash Amount under the Arrangement is fair, from a financial point of view, to the Shareholders (other than the Purchaser and its affiliates), and the Transaction Committee has received confirmation that Leerink will provide a written opinion prior to the filing of the Circular (the “Fairness Opinion”). No such Fairness Opinion has been withdrawn or modified. The Company has been authorized by Leerink to include the Fairness Opinion in the Circular.
39.   Financial Advisors
A true and complete copy of the engagement letters between the Company and Leerink has been disclosed to the Purchaser and the Company has made true and complete disclosure to the Purchaser of all fees, commissions or other payments that may be incurred pursuant to such engagement or that may otherwise be payable to Leerink.
40.   Intellectual Property Matters
(a)
There are no patents, patent rights, licenses, inventions, copyrights, works, moral rights, software, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), industrial designs, trademarks, service marks, trade names or other Intellectual Property (the “Intellectual Property Rights”) used to carry on the business and operations of the Company or its Subsidiary (whether owned by or licensed to the Company or its Subsidiary) the loss of which would reasonably be expected to have a Material Adverse Change on the Company. To the knowledge of the Company, neither the Company nor or its Subsidiary has received any written notice or claim challenging the Company or its Subsidiary with respect to the validity of, use of or ownership of the Intellectual Property used or owned by it, as applicable.

(b)
The operation of the business of the Company and its Subsidiary or the use of any of the Intellectual Property used in connection with the operation or conduct of the business of the Company and its Subsidiary does not infringe upon the Intellectual Property Rights of any person. No claims have been asserted or are, to the knowledge of the Company, threatened by any person alleging that the operation or conduct of the business of the Company and its Subsidiary, including the use of any Intellectual Property used in connection with the business of the Company and its Subsidiary, infringes upon any of its Intellectual Property Rights. To the knowledge of the Company, there are no valid grounds for any such bona fide claims by any such persons alleging a conflict with or infringement of their Intellectual Property Rights. To the knowledge of the Company, there is no state of facts that casts doubt on the validity or enforceability of any of such Intellectual Property.

(c)
There are no other Contracts between the Company (or any predecessor or any Affiliate thereof), on the one hand, and any other person (or any predecessor or

Affiliate thereof), on the other hand, that requires the payment of any royalty payment, milestone payment or other contingent payment of any kind in connection with the discovery, research, development, manufacture, use, sale or other exploitation of any ESSA Assets.
41.    Data Security and Privacy Requirements
(a)
The Company and its Subsidiary have complied with all applicable Data Security and Privacy Requirements pertaining to the business of the Company and its Subsidiary.

(b)
Neither the Company nor its Subsidiary has been subject to any order or proceeding with respect to any actual or alleged non-compliance with any Data Security and Privacy Requirements. No such proceeding has been threatened in writing against either the Company or its Subsidiary, and neither the Company nor its Subsidiary is aware of any facts or circumstances that may reasonably be anticipated to give rise to any such order or of any proceeding or notification or reporting requirement under any Data Security and Privacy Requirement. Neither the Company nor its Subsidiary has received within the past two years any written complaint alleging a violation of any Data Security and Privacy Requirement.

(c)
Neither the Company nor its Subsidiary has suffered, discovered or been notified of any loss, unauthorized access to or acquisition, use, disclosure or breach of any Personal Information, including any incident that (i) either constitutes (A) a breach of Personal Information, or (B) a security breach, under any Data Security and Privacy Requirement, or (ii) materially compromises (individually or in the aggregate) the confidentiality, security or privacy of any Personal Information. Neither the Company nor its Subsidiary has notified or had any obligation under any applicable Data Security and Privacy Requirement to notify, any affected Person (including any Governmental Entity) or the media of any breach of Personal Information.

(d)
All computer hardware and their associated firmware and operating systems, application software, database engines and processed data, technology infrastructure and other computer systems (collectively, the “Technology”) used in connection with the Company’s and any of its Subsidiaries’ operations are reasonable for conducting the operations related thereto except where it would not reasonably be expected to have a Material Adverse Change on the Company. Except where it would not be reasonably be expected to have a Material Adverse Change on the Company or its Subsidiaries (i) own or have validly licensed (and is not in breach of such licenses in any material respect) such Technology, (ii) has put in place reasonable virus protection and security measures in relation to such Technology, and (iii) have reasonable back-up systems and audit procedures and disaster recovery and cybersecurity strategies in relation to the continued availability of the functionality provided by the Technology.

(e)
The Company and its Subsidiary have implemented and maintained an appropriate information security program that includes documented cybersecurity measures and policies that: (i) are designed to ensure compliance with applicable Data Security and Privacy Requirements and are consistent with industry standards and practices of a business operating in a similar industry; (ii) identify internal and external risks to the security of any proprietary or confidential information (including Personal Information) in the Company’s or its Subsidiary’s possession; (iii) implement, monitor, and maintain appropriate administrative, organizational, technical, and physical safeguards to control the risks described above in (ii); (iv) assess the Company’s and its Subsidiary’s data security practices, programs and risks; and (v) maintain incident response and notification procedures to facilitate compliance with applicable Data Security and Privacy Requirements, including in the case of any breach of security compromising Personal Information. The Company and its Subsidiary take and have at all times taken commercially reasonable steps designed to ensure that any Personal Information Processed by service providers acting on behalf of the Company or its Subsidiary provides similar safeguards.
(f)
To the knowledge of the Company, there is no deficiency in the Company’s or its Subsidiary’s cybersecurity measures or policies that is likely to result in a loss of data or a breach of security of the Company or its Subsidiary in any material respect. The Company and its Subsidiary have performed security risk assessments no less frequently than annually for the past five years (collectively, the “Security Risk Assessment”). The Company and its Subsidiary have addressed and fully remediated all critical and high risk threats and deficiencies identified in each Security Risk Assessment.

42.   Real Property
(a)
The Company and the Subsidiary have never owned, do not own and are not bound by or subject to any agreement or option to own, in any case, directly or indirectly, any real property or any freehold interest in real property.

(b)
Schedule 42 to the Disclosure Letter sets forth a complete and accurate list of all Leased Properties, in each case by reference to their municipal addresses.

(c)
Neither the Company nor its Subsidiary is in violation of any material covenants or not in compliance with any material condition or restrictions under each Lease.

43.   Title and Sufficiency of Corporation Assets
(a)
Each of the Company or the Subsidiary has good and marketable title to the ESSA Assets free and clear of any Encumbrances, in all material respects.

(b)
The Company is not aware of any defects, failures or impairments in the title of the ESSA Assets, whether or not an action, suit, proceeding or inquiry is pending or threatened or whether or not discovered by any third party, which in aggregate, could reasonably be expected to be material to the Company.

44.   Bank Accounts and Powers of Attorney
Schedule 44 of the Disclosure Letter is a complete and accurate list showing (i) the name of each bank in which the Company or the Subsidiary has an account or safety deposit box and the names of all persons authorized to draw on the account or to have access to the safety deposit box; and (ii) the names of all persons holding powers of attorney from the Company or the Subsidiary. Copies of the powers of attorney, if any, have been made available to the Purchaser.

SCHEDULE F
PARTIES TO THE VOTING AND SUPPORT AGREEMENTS
Name	Position
Richard Glickman	Director, Chairman of the Board
David Parkinson	Director, President & Chief Executive Officer
Franklin Berger	Director
Alex Martin	Director
Scott Requadt	Director
Marella Thorell	Director
Sandy Zweifach	Director
David Wood	Chief Financial Officer

SCHEDULE G
FORM OF CVR AGREEMENT
See attached.

FORM OF CONTINGENT VALUE RIGHTS AGREEMENT
THIS CONTINGENT VALUE RIGHTS AGREEMENT, dated as of [   •   ], 2025 (this “Agreement”), is entered into by and between XENOTHERAPEUTICS, INC., a Massachusetts corporation (the “Parent”), XENO ACQUISITION CORP., a Delaware corporation and a wholly owned Subsidiary of Parent (the “Purchaser”), [   •   ], a [   •   ], as Rights Agent (as defined herein), and [   •   ], [   •   ], and [   •   ], each at the request of the Company (as defined herein) and solely for purposes of representing the Holders (the “CVR Committee”).
RECITALS
WHEREAS, Parent, Purchaser, ESSA Pharma Inc., a British Columbia corporation (the “Company”) and, solely for purposes of Section 10.16 thereof, XOMA Royalty Corporation, a Nevada corporation, have entered into a Business Combination Agreement, dated as of July 13, 2025 (the “BCA”), pursuant to which Purchaser will acquire all of the issued and outstanding securities in the capital of the Company by way of a plan of arrangement under the provisions of the Business Corporations Act (British Columbia) (the “Arrangement”);
WHEREAS, pursuant to the BCA, and in accordance with the terms and conditions thereof, Purchaser shall deliver to holders of outstanding Common Shares, Options and Warrants (subject to certain exceptions) certain CVRs (collectively, the “Initial Holders”), pursuant to the terms and subject to the conditions hereinafter described;
WHEREAS, the CVRs are a part of the consideration to be received by the Initial Holders in the Arrangement;
WHEREAS, Parent desires that the Rights Agent act as its agent for the purposes of effecting the distribution of the CVRs to the Initial Holders and performing the other services described in this Agreement;
WHEREAS, the board of directors of the Company has designated the CVR Committee and its members to represent the Initial Holders for purposes of accomplishing the intent and implementing the provisions of this Agreement and facilitating the consummation of the transactions contemplated hereby and performing the other services described in this Agreement; and
WHEREAS, the Initial Holders desire that the CVR Committee act on their behalf and for their benefit for the purposes of accomplishing the intent and implementing the provisions of this Agreement and facilitating the consummation of the transactions contemplated hereby and performing the other services described in this Agreement.
NOW, THEREFORE, in consideration of the foregoing and the consummation of the transactions referred to above, the parties agree, for the equal and proportionate benefit of all Holders (as defined herein), as follows:

ARTICLE I
DEFINITIONS: CERTAIN RULES OF CONSTRUCTION
Section 1.1   Definitions.   Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the BCA. As used in this Agreement, the following terms will have the following meanings:
“Acting Holders” means, at the time of determination, Holders of not less than 50% of outstanding CVRs as set forth in the CVR Register.
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” mean the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
“Assignee” has the meaning set forth in Section 6.3.
“Business Day” means a day, other than a Saturday, Sunday or public holiday (including Nasdaq holidays), on which clearing banks are open for non-automated commercial business in New York, New York.
“Change of Control” means (a) a sale or other disposition of all or substantially all of the assets of Purchaser on a consolidated basis (other than to any Subsidiary (direct or indirect) of Parent), (b) a merger or consolidation involving Purchaser in which Purchaser is not the surviving entity if the stockholders of Purchaser immediately prior to such transaction own less than 50% of the surviving entity’s voting power immediately after the transaction, and (c) any other transaction involving Purchaser in which Purchaser is the surviving or continuing entity but in which the stockholders of Purchaser immediately prior to such transaction own less than 50% of Purchaser’s voting power immediately after the transaction.
“Closing” means the consummation of the Arrangement and the transactions contemplated thereby.
“Closing Date” means the date of the Closing.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Shares” means the common shares in the capital of the Company.
“Company Litigation” means any proceeding against or involving the Company and its directors and/or officers that is either (a) included in the Disclosure Letter or (b) existing as of the date hereof or arising following the date hereof and 18 months following the Closing Date arising from facts or circumstances existing as of the Effective Time.
“Company Litigation Expenses” means the CVR Committee Expenses and all damages or losses (including special, punitive or indirect, consequential or incidental loss or damage of any kind as may be determined by a court in a final non-appealable judgment, including but not limited to lost profits), judgments, settlements and reasonable and documented out-of-pocket costs and expenses (including court-ordered interest, court costs and fees and costs of attorneys, accountants and other experts, or other expenses of litigation or other proceedings or of any claim, default or assessment) incurred by Parent or its Affiliates (including the Company following the closing of the Arrangement) related to any Company Litigation or otherwise paid in satisfaction of the Company’s retention obligations under the D&O Tail Policy.
“CVRs” means the contractual contingent value rights of Holders that are granted by Purchaser to Initial Holders as additional consideration for the securities of the Company pursuant to the terms of the Arrangement and the BCA. Unless otherwise specified herein, for purposes of this Agreement all the CVRs shall be considered as part of and shall act as one class only. For the avoidance of doubt, Purchaser shall only grant CVRs to the Initial Holders, and shall not grant further CVRs to any other Persons at any other time during the pendency of this Agreement, pursuant and subject to the terms hereof.
“CVR Committee Expenses” has the meaning set forth in Section 4.6(d).
“CVR Committee Group” has the meaning set forth in Section 4.6(d).
“CVR Payment Amount” means, for a given Holder, an amount equal to: (a) the CVR Proceeds, multiplied by (b) (i) the total number of CVRs entitled to receive such CVR Proceeds held by such Holder, divided by (ii) the total number of CVRs entitled to receive such CVR Proceeds held by all Holders, each as reflected on the CVR Register as of the close of business on the date prior to the date of payment (rounded down to the nearest whole cent per Holder).
“CVR Payment Date” means (a) with respect to Legacy Liability Proceeds (if any), no later than 30 days following final determination of the Legacy Liability Adjustment and (b) with respect to any Litigation Proceeds, no later than 30 days following the later of (i) the final and non-appealable resolution of any Company Litigation or (ii) the date that is 18 months following the Closing Date.
“CVR Payment Notice” has the meaning set forth in Section 2.4(c).
“CVR Proceeds” means, as applicable: (a) the Legacy Liability Adjustment, if any (any payment of CVR Proceeds that becomes payable in accordance with the criteria set forth in this clause (a), “Legacy Liability Proceeds”), and (b) (i) if Excess Litigation Cash is equal to or less than $1,500,000, an amount equal to 50% of Excess Litigation Cash, and (ii) if Excess Litigation Cash is greater than $1,500,000, an amount equal to such Excess Litigation Cash less $750,000 (any payment of CVR Proceeds that becomes payable in accordance with the criteria set forth in this clause (b), “Litigation Proceeds”).
“CVR Register” has the meaning set forth in Section 2.3(b).
“Defendants” has the meaning set forth in Section 4.6(d).
“Disclosure Letter” means the disclosure letter executed by the Company and delivered to the Purchaser in connection with the BCA.

“D&O Tail Policy” means the six-year run-off insurance extension to the Company’s current directors’ and officers’ liabilities insurance policies to be purchased by the Company prior to the Effective Time;
“DTC” means The Depository Trust Company or any successor thereto.
“Effective Time” means the date and time of the effectiveness of the Arrangement.
“Equity Award CVR” means a CVR received by a Holder in respect of Options or Warrants.
“Excess Litigation Cash” means an amount equal to $3,550,000, minus Company Litigation Expenses. For the avoidance of doubt, if the Company Litigation Expenses exceed $3,550,000, then there shall be no Litigation Proceeds payable hereunder.
“Expiration Date” means the latest to occur of (a) the date that is 18 months following the Closing Date and (b) the date of delivery by the Rights Agent to each Holder of all potential CVR Payment Amounts required to be paid under the terms of this Agreement with respect to the CVR Proceeds.
“Final Company Net Cash” means the amount of Closing Net Cash, recalculated by Parent in accordance with the BCA not later than the date that is 60 days following the Closing Date.
“Governmental Entity” any (a) domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi-government, administrative, judicial or regulatory authority (including any securities regulatory authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing; (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court; (c) any stock exchange; or (d) any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.
“Holder” means, at the relevant time, a Person in whose name a CVR is registered in the CVR Register at the applicable time.
“Laws” means, with respect to any Person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such Person, property, transaction, event or other matter.
“Legacy Expense Amount” means (a) if Final Company Net Cash is greater than Closing Net Cash as of the Effective Time (calculated in accordance with Section 2.9 of the BCA), then $0, and (b) if Final Company Net Cash is less than Closing Net Cash as of the Effective Time, then the absolute value of the amount equal to (I) Final Company Net Cash, minus (II) Closing Net Cash as of the Effective Time.

“Legacy Liability Adjustment” means the amount equal to (a) $150,000, minus (b) Legacy Expense Amount. For the avoidance of doubt, if the Legacy Expense Amount exceeds $150,000, then there shall be no Legacy Liability Proceeds payable hereunder.
“Officer’s Certificate” means a certificate signed by an authorized officer of Parent, in his or her capacity as such an officer, and delivered to the Rights Agent and the CVR Committee.
“Options” means the outstanding options to acquire Common Shares.
“Order” means all judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, rulings, determinations, awards, decrees, stipulations or similar actions taken or entered by or with, or applied by, any Governmental Entity (in each case, whether temporary, preliminary or permanent);
“Permitted CVR Transfer” means: a transfer of CVRs (a) upon death of a Holder by will or intestacy; (b) pursuant to a court order; (c) by operation of law (including by consolidation or merger) or without consideration in connection with the dissolution, liquidation or termination of any corporation, limited liability company, partnership or other entity; (d) in the case of CVRs held in book-entry or other similar nominee form, from a nominee to a beneficial owner and, if applicable, through an intermediary, to the extent allowable by DTC; or (e) as provided in Section 2.7.
“Person” means an individual, general partnership, limited partnership, corporation, company, limited liability company, body corporate, joint venture, unincorporated organization, other form of business organization, trust, trustee, executor, administrator or other legal representative.
“Rights Agent” means the Rights Agent named in the first paragraph of this Agreement, until a successor Rights Agent will have become such pursuant to the applicable provisions of this Agreement, and thereafter “Rights Agent” will mean such successor Rights Agent.
“Subsidiary” has the meaning ascribed thereto in Section 1.1 of National Instrument 45-106 — Prospectus Exemptions.
“Taxes” means with respect to any Person, (a) all supranational, national, federal, provincial, state, local or other taxes, including income taxes, branch taxes, profits taxes, capital gains taxes, gross receipts taxes, windfall profits taxes, value added taxes, severance taxes, ad valorem taxes, property taxes, capital taxes, net worth taxes, production taxes, sales taxes, use taxes, licence taxes, excise taxes, franchise taxes, environmental taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, employer health taxes, government pension plan premiums and contributions, social security premiums, workers’ compensation premiums, employment/unemployment insurance or compensation premiums and contributions, stamp taxes, occupation taxes, premium taxes, alternative or add-on minimum taxes, GST/HST, customs duties, anti-dumping and countervailing duties, tariffs, surtaxes, or other taxes of any kind whatsoever imposed or charged by any Governmental Entity and any instalments in respect thereof, interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties, and whether disputed or not, (b) any liability for or with respect to amounts described in clause (a) whether as a result of joint, several, successor or transferee liability, of being a member of an affiliated group as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or non-U.S. Law relating to income Tax) for any period, or otherwise through operation of Law, or otherwise; and (c) any liability for or with respect to amounts described in clauses (a) or (b) as a result of any contract or arrangement (express or implied), including any tax sharing, tax indemnity, tax receivable, or tax allocation agreement, and “Tax” means any one of such Taxes.
“Tax Returns” means all returns, reports, claims for refund, document, forms, declarations, elections, notices, filings, information returns, and statements in respect of Taxes that are filed, required to be filed or required to be kept on file with any applicable Governmental Entity, including all amendments, schedules, attachments or supplements thereto.
“Warrants” means the outstanding pre-funded common share purchase warrants of the Company.
Section 1.2   Rules of Construction.
(a)   As used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders.
(b)   This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the parties hereto and no presumption of burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of this Agreement.
(c)   As used in this Agreement, the words “include,” “includes,” or “including” will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive.
(d)   When reference is made in this Agreement to an Article or Section, such reference will refer to Articles and Sections of this Agreement, as the case may be, unless otherwise indicated.
(e)   The headings contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
(f)   All references to $ are to U.S. dollars.

ARTICLE II
CONTINGENT VALUE RIGHTS
Section 2.1   CVRs.   The CVRs represent the contractual rights of Holders to receive contingent cash payment of the aggregate CVR Proceeds from Purchaser pursuant to this Agreement.
Section 2.2   Nontransferable.   The CVRs may not be sold, assigned, transferred, pledged, encumbered or in any other manner transferred or disposed of, in whole or in part, other than through a Permitted CVR Transfer. Any attempted sale, assignment, transfer, pledge, encumbrance or disposition of CVRs, in whole or in part, in violation of this Section 2.2 shall be void ab initio and of no effect.
Section 2.3   No Certificate; Registration; Registration of Transfer; Change of Address.
(a)   The CVRs will be issued and distributed by Purchaser to each Holder in book-entry form only and will not be evidenced by a certificate or other instrument.
(b)   The Rights Agent will keep a register (the “CVR Register”) for the purpose of (i) identifying the Holders of CVRs and (ii) registering CVRs and Permitted CVR Transfers thereof. The CVR Register will initially show one position for Cede & Co. representing all the Common Shares held by DTC on behalf of the street holders of the Common Shares held by such Holders as of immediately prior to the Effective Time. The Rights Agent will have no responsibility whatsoever directly to the street name holders with respect to transfers of CVRs unless and until such CVRs are transferred into the name of such street name holders in accordance with Section 2.2. With respect to any payments to be made under Section 2.4 below, the Rights Agent will accomplish the payment to any former street name holders of Common Shares by sending one lump payment to DTC. The Rights Agent will have no responsibilities whatsoever with regard to the distribution of payments by DTC to such street name holders. Upon request of a Holder or the CVR Committee to Parent, Parent will cause the Rights Agent to make available to such Holder or the CVR Committee, as applicable, a list of the other Holders, the number of CVRs held by each Holder, the contact information, including email address, maintained by the Rights Agent with respect to each Holder and such other information relating to this Agreement as may be reasonably requested by the CVR Committee and is information that is typically stored by a rights agent in accordance with general industry practices for similar types of engagements.
(c)   Subject to the restrictions on transferability set forth in Section 2.2 and subject to the Rights Agent’s bona fide procedures to validate the identity of a Holder, every request made to transfer a CVR must be in writing and accompanied by a written instrument of transfer, in form reasonably satisfactory to the Rights Agent pursuant to its guidelines, duly executed by the Holder thereof, the Holder’s attorney duly authorized in writing, the Holder’s personal representative duly authorized in writing, or the Holder’s survivor (with written documentation evidencing such Person’s status as the Holder’s survivor), and setting forth in reasonable detail the circumstances relating to the transfer. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will, subject to its reasonable determination that the transfer instrument is in proper form and the transfer otherwise complies with the other terms and conditions of this Agreement (including the provisions of Section 2.2), register the transfer of the CVRs in the CVR Register. As a condition of such transfer, Parent and the Rights Agent may require a transferring Holder or its transferee to pay to the applicable Governmental Entity any transfer, stamp, documentary, registration, or other similar Tax or governmental charge that is imposed in connection with any such registration of transfer. The Rights Agent shall have no duty or obligation to take any action under any section of this Agreement that requires the payment by a Holder of a CVR of such applicable Taxes or charges unless and until the Rights Agent is reasonably satisfied that all such Taxes or charges have been paid or that such Taxes or charges are not applicable. All duly transferred CVRs registered in the CVR Register will be the valid obligations of Purchaser and will entitle the transferee to the same benefits and rights under this Agreement as those held immediately prior to the transfer by the transferor. No transfer of a CVR will be valid until registered in the CVR Register in accordance with this Agreement.
(d)   A Holder may make a written request to the Rights Agent to change such Holder’s address of record in the CVR Register. The written request must be duly executed by the Holder. Upon receipt of such written notice and proper validation of the identity of such Holder, the Rights Agent will promptly record the change of address in the CVR Register.
Section 2.4   Payment Procedures: Notices.
(a)   Upon the final and non-appealable resolution of any Company Litigation, the CVR Committee shall promptly deliver to the Rights Agent (with a copy to Parent) written notice of such resolution.
(b)   On or prior to each CVR Payment Date, Parent shall deliver to the Rights Agent (with a copy to the CVR Committee) (i) written notice indicating that (A) the Holders are entitled to receive one or more payments of CVR Proceeds and (B) a detailed calculation of Company Litigation Expenses, the Final Company Net Cash and/or the Legacy Liability Adjustment, as applicable, used to calculate such CVR Proceeds with reasonable supporting detail (such notice, a “CVR Payment Notice”), (ii) a letter of instruction setting forth the CVR Proceeds (including each component included in the calculation thereof) and (iii) any letter of instruction reasonably required by the Rights Agent. On or prior to any CVR Payment Date, Parent, on behalf of Purchaser, shall deliver to the Rights Agent the CVR Payment Amounts required by Section 4.2. All payments by Parent, on behalf of Purchaser hereunder shall be made in U.S. dollars. For the avoidance of doubt, Parent shall have no further liability in respect of the relevant CVR Payment Amount upon delivery of such CVR Payment Amount in accordance with this Section 2.4(c) and the satisfaction of each of Parent’s obligations set forth in this Section 2.4(c) and Section 2.5.
(c)   The Rights Agent will promptly, and in any event within 10 Business Days after receipt of the CVR Payment Notice as well as any letter of instruction reasonably required by the Rights Agent, send each Holder at its registered address a copy of the CVR Payment Notice and, following each CVR Payment Date, promptly pay the CVR Payment Amount to each of the Holders entitled to receive such CVR Payment Amount by check mailed to the address of each Holder as reflected in the CVR Register as of the close of business on the CVR Payment Date.

(d)   Any portion of the CVR Payment Amount that remains undistributed to a Holder twelve (12) months after the delivery of the applicable CVR Payment Notice will, upon demand, be delivered by the Rights Agent to Parent or Purchaser, and any Holder will thereafter look only to Parent and Purchaser for payment of the CVR Payment Amount, without interest, but such Holder will have no greater rights against Parent and Purchaser than those accorded to general unsecured creditors of Parent and Purchaser under applicable Law.
(e)   None of Parent, any of its Affiliates (including Purchaser) or the Rights Agent will be liable to any Person in respect of the CVR Payment Amount delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If, despite Parent’s, any of its Affiliates’ and/or the Rights Agent’s commercially reasonable efforts to deliver the CVR Payment Amount to the applicable Holder, the CVR Payment Amount has not been paid within two years after the applicable CVR Payment Date (or immediately prior to an earlier date on which the CVR Payment Amount would otherwise escheat to or become the property of any Governmental Entity), the CVR Payment Amount will, to the extent permitted by applicable Law, become the property of Parent or Purchaser, free and clear of all claims or interest of any Person previously entitled thereto. In addition to and not in limitation of any other indemnity obligation herein, Parent and Purchaser agree to indemnify and hold harmless the Rights Agent with respect to any liability, penalty, cost or expense the Rights Agent may incur or be subject to in connection with transferring such property to Parent or Purchaser.
Section 2.5   Tax Matters.
(a)   Except to the extent any portion of the CVR Payment Amount is required to be treated as imputed interest pursuant to applicable Law, Parent, Purchaser and the CVR Committee intend that, for income tax purposes, (i) the CVRs received in respect of Common Shares (which for avoidance of doubt does not include the Equity Award CVRs) will be treated as additional consideration paid with respect to such Common Shares in connection with the Arrangement, and any subsequent CVR Payment Amount received in respect of such CVRs will be treated as an amount realized on the disposition or partial disposition of such CVRs (ii) any CVR Payment Amount paid in respect of any Equity Award CVR held by a Person subject to U.S. federal income taxation will be treated as compensation in the year in which the CVR Payment Amount is made (and not upon the receipt of such CVR), and (iii) the Equity Award CVRs received by a Person subject to Canadian federal income taxation will be treated as additional compensation for the disposition of the Options or Warrants, as applicable pursuant to the Arrangement, and any subsequent CVR Payment Amount received in respect of such Equity Award CVRs will be treated as an amount realized on the disposition or partial disposition of such Equity Award CVRs. Parent and Purchaser shall file all Canadian federal, and provincial Tax Returns in a manner consistent with clauses (i), (ii) and (iii), unless otherwise required by applicable Laws.
(b)   Parent and its Affiliates (including Purchaser) and the Rights Agent shall be entitled to deduct and withhold, or cause to be deducted and withheld, from each CVR Payment Amount or any other amounts otherwise payable pursuant to this Agreement such amounts as may be required to be deducted and withheld therefrom under applicable Law. With respect to Holders who received Equity Award CVRs, any such withholding may be made, or caused to be made, by Parent through the payroll system or any successor payroll system of Parent or any of its Affiliates, including the Company. Parent, any of its Affiliates or the Rights Agent, as applicable, shall promptly and timely remit, or cause to be remitted, any amounts deducted and withheld in respect of Taxes to the appropriate Governmental Entity. To the extent any amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of whom such deduction and withholding was made.
(c)   Parent may provide each recipient of an Equity Award CVR with a notice or award agreement setting forth the terms and condition of the Holder’s entitlement to payments under such Equity Award CVR in accordance with the terms of this Agreement. The Rights Agent makes no representations or warranties with respect to Tax treatment of the CVRs. None of the services provided by the Rights Agent or its Affiliates hereunder are intended to provide legal, tax or financial advice.
Section 2.6   No Voting, Dividends or Interest; No Equity or Ownership Interest in Parent or any of its Affiliates.
(a)   The CVRs will not have any voting or dividend rights, and interest will not accrue on any amounts payable on the CVRs to any Holder.
(b)   The CVRs will not represent any equity or ownership interest in Parent, any constituent corporation party to the Arrangement or any of their respective Affiliates. It is hereby acknowledged and agreed that a CVR shall not constitute a security of Parent.
(c)   Nothing contained in this Agreement shall be construed as conferring upon any Holder, by virtue of the CVRs, any rights or obligations of any kind or nature whatsoever as a stockholder or member of Parent or any of its Subsidiaries either at law or in equity. The rights of any Holder and the obligations of Parent and its Affiliates and their respective officers, directors and controlling Persons are contract rights limited to those expressly set forth in this Agreement.
(d)   Each Holder, by virtue of the approval of the Arrangement and this Agreement by the Initial Holders and/or the receipt of any consideration in connection with the Arrangement, and without any further action of any of the Holders or the Company, acknowledges and agrees to the appointment and authority of the CVR Committee to act on behalf and for the benefit of such Holder and all Holders as set forth in this Agreement, which shall include the power and authority of the CVR Committee to take or refrain the Company from taking the actions specified herein and any other actions relating to the subject matter of this Agreement as determined by the CVR Committee. Notwithstanding the foregoing or anything else herein, the CVR Committee shall have no obligation to act on behalf of the Holders except as expressly provided herein, and for purposes of clarity, there are no obligations of the CVR Committee in any ancillary agreement, schedule, exhibit or disclosure schedule. The powers, immunities and rights to indemnification granted to the CVR Committee Group hereunder: (i) are coupled with an interest and shall be irrevocable and survive the death, incompetence, bankruptcy or liquidation of any Holder and shall be binding on any successor thereto, and (ii) shall survive the delivery of an assignment by any Holder of the whole or any fraction of his, her or its interest in the CVRs or other interest herein. Each Holder agrees that such Holder will not threaten, bring, commence, institute, maintain, prosecute or voluntarily aid any action, which challenges the validity of or seeks to enjoin the operation of any provision of this Agreement, including the provisions relating to the authority of the CVR Committee to act on behalf of such Holder and all Holders as set forth in this Agreement. The CVR Committee shall be entitled to: (A) rely upon the CVR Register and associated list of Holders, (B) rely upon any signature reasonably believed by it to be genuine and (C) reasonably assume that a signatory has proper authorization to sign on behalf of the applicable Holder or other party.
(e)   None of Parent or any of its Affiliates, or their respective boards of directors and officers or the CVR Committee will be deemed to have any fiduciary or similar duties or any implied duties to Purchaser, the Company, any Holder by virtue of this Agreement. All actions taken by the CVR Committee under this Agreement shall be binding upon each Holder and such Holder’s successors as if expressly confirmed and ratified in writing by such Holder, and all defenses which may be available to any Holder to contest, negate or disaffirm the action of the CVR Committee taken in good faith under this Agreement are waived.
(f)   It is hereby acknowledged and agreed that the CVRs and the possibility of any payment hereunder with respect thereto are highly speculative and subject to numerous factors outside of Parent’s or the Company’s control, and there is no assurance that Holders will receive any payments under this Agreement or in connection with the CVRs. The parties acknowledge that it is possible that there will not be any CVR Proceeds. It is further acknowledged and agreed that the parties hereto intend solely that the express provisions of this Agreement will govern their contractual relationship with respect to the CVRs. It is acknowledged and agreed that Section 2.6(e) and this Section 2.6(f) are essential and material terms of this Agreement.
Section 2.7   Ability to Renounce or Abandon CVR.   Notwithstanding anything to the contrary contained herein, any Holder or Holder’s successor or assign pursuant to a Permitted CVR Transfer may, at any time, at such Holder’s option, agree to renounce, in whole or in part, its rights under this Agreement and abandon all of such Holder’s remaining rights in a CVR by transferring such CVR to Purchaser or Parent without consideration therefor, effected by written notice to the Rights Agent, the CVR Committee and Parent, which renouncement and abandonment notice, if given, shall be irrevocable. Nothing in this Agreement shall prohibit Parent or any of its Affiliates (including Purchaser) from offering to acquire or acquiring any CVRs for consideration from the Holders, in private transactions or otherwise, in its sole discretion. Any CVRs acquired by Parent or any of its Affiliates (including Purchaser) shall be automatically deemed extinguished and no longer outstanding for purposes of the definition of Acting Holders and ARTICLE VI and Section 6.3 hereunder. Any attempted transfer, renouncement or abandonment of CVRs, in whole or in part, in violation of this Section 2.7 shall be void ab initio and of no effect.
ARTICLE III
THE RIGHTS AGENT
Section 3.1   Certain Duties and Responsibilities.   The provisions of this Article III shall survive the termination of this Agreement and the resignation, replacement or removal of the Rights Agent, and the exercise, termination and expiration of the CVRs. The Rights Agent will not have any liability for any actions taken or not taken in connection with this Agreement, except to the extent of its bad faith, gross negligence, fraud or willful misconduct (in each case as determined by a court of competent jurisdiction). IN NO EVENT WILL THE RIGHTS AGENT BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE OR

CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT (INCLUDING LOST PROFITS, DAMAGE TO REPUTATION OR LOST SAVINGS), EVEN IF FORESEEABLE AND EVEN IF RIGHTS AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
Section 3.2   Certain Rights of Rights Agent.   The Rights Agent undertakes to perform only the duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations will be read into this Agreement against the Rights Agent. In addition, Parent, Purchaser and the CVR Committee (on behalf of the Holders) each agree that the Rights Agent shall have the following rights:
(a)   the Rights Agent may rely on and will be protected and held harmless by Parent in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, power of attorney, endorsement, direction, consent, order or other paper or document believed by it in good faith to be genuine and to have been signed, executed and, where necessary, verified or acknowledged or presented by the proper party or parties;
(b)   the Rights Agent may rely on and shall be held harmless by Parent in acting upon written (including electronically transmitted) or oral instructions from Parent, Purchaser, the CVR Committee or any Holder with respect to any matter relating to its acting as Rights Agent;
(c)   whenever the Rights Agent deems it desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Rights Agent may (i) rely upon an Officer’s Certificate, which certificate shall be full authorization and protection to the Rights Agent, and (ii) the Rights Agent shall, in the absence of bad faith, gross negligence, fraud or willful misconduct on its part (in each case as determined by a court of competent jurisdiction), incur no liability and be held harmless by Parent for or in respect of any action taken or omitted to be taken by it under the provisions of this Agreement in reliance upon such Officer’s Certificate;
(d)   the Rights Agent may engage and consult with counsel of its selection and the written advice of such counsel or any opinion of counsel will, in the absence of bad faith, gross negligence, fraud or willful misconduct (in each case as determined by a court of competent jurisdiction), provide full and complete authorization and protection to the Rights Agent and the Rights Agent shall be held harmless by Parent in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)   the permissive rights of the Rights Agent to do things enumerated in this Agreement will not be construed as a duty;
(f)   the Rights Agent will not be required to give any note or surety in respect of the execution of such powers or otherwise in respect of the CVR Proceeds;
(g)   the Rights Agent shall not be liable for or by reason of, and shall be held harmless by Parent with respect to, any of the statements of fact or recitals contained in this Agreement or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by Parent only;

(h)   the Rights Agent will have no liability and shall be held harmless by Parent in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent and the enforceability of this Agreement against the Rights Agent assuming the due execution and delivery hereof by Parent), nor shall it be responsible for any breach by Parent of any covenant or condition contained in this Agreement;
(i)   the Rights Agent shall not be required to perform any action if such action would cause the Rights Agent to violate any applicable Law or Order;
(j)   the Rights Agent shall not assume any obligations or relationship of agency or trust with the CVR Committee or any Holder;
(k)   Parent agrees to indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, cost or expense (each, a “Loss”) incurred or suffered by the Rights Agent arising out of or in connection with its duties under this Agreement, including the reasonable, documented and necessary out-of-pocket costs and expenses of defending the Rights Agent against any claims, charges, demands, actions or suits arising out of or in connection with the execution, acceptance, administration, exercise and performance of its duties under this Agreement or enforcing its rights hereunder, unless such Loss has been determined by a court of competent jurisdiction to be a result of Rights Agent’s gross negligence, bad faith, fraud or willful misconduct; provided, that this Section 3.2(i) shall not apply with respect to income, receipt, franchise or similar Taxes;
(l)   Parent agrees (i) to pay the fees and expenses of the Rights Agent in connection with this Agreement as agreed upon in writing by the Rights Agent and Parent on or prior to the date hereof and (ii) to reimburse the Rights Agent for all reasonable, documented and necessary out-of-pocket expenses paid or incurred by the Rights Agent in connection with the administration by the Rights Agent of its duties hereunder, including all stamp and transfer Taxes (and excluding for the avoidance of doubt any income, receipt, franchise or similar) and governmental charges except that Parent will have no obligation to pay the fees of the Rights Agent or reimburse the Rights Agent for the fees of counsel in connection with any lawsuit initiated by the Rights Agent on behalf of itself, except in the case of any suit enforcing the provisions of Section 2.4(a), Section 2.4(b), Section 2.4(c), Section 2.4(d) or Section 3.2, if Parent is found by a court of competent jurisdiction to be liable to the Rights Agent or the Holders, as applicable in such suit;
(m)   to the extent the Parent is not also a party to any action, proceeding, suit or claim against the Rights Agent concerning this Agreement or the performance by the Rights Agent of its duties hereunder, the Rights Agent shall notify the Parent in accordance with Section 6.1 of the assertion of such action, proceeding, suit or claim against the Rights Agent as promptly as practicable after the Rights Agent has actual notice of such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim; provided, that the failure to provide such notice promptly shall not affect the rights of the Rights Agent hereunder, except to the extent a court of competent jurisdiction determines that such failure actually prejudiced Parent. Parent shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Parent without the prior written consent of Parent, which shall not be unreasonably withheld, conditioned or delayed; and
(n)   no provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.
Section 3.3   Resignation and Removal; Appointment of Successor.
(a)   The Rights Agent may resign at any time by giving written notice thereof to Parent (with a copy to the CVR Committee) specifying a date when such resignation will take effect, which notice will be sent at least 60 days prior to the date so specified but in no event will such resignation become effective until a successor Rights Agent has been appointed. The CVR Committee shall have the right to remove the Rights Agent at any time by specifying a date when such removal will take effect but no such removal will become effective until a successor Rights Agent has been appointed and accepted such appointment in accordance with Section 3.5. Notice of such removal will be given by the CVR Committee to Rights Agent (with a copy to Parent), which notice will be sent at least 60 days prior to the date so specified.
(b)   If the Rights Agent provides notice of its intent to resign, is removed pursuant to Section 3.3(a) or becomes incapable of acting, Parent and the CVR Committee, acting in concert, will, as soon as is reasonably possible, appoint a qualified successor Rights Agent who, unless otherwise consented to in writing by the Acting Holders, shall be a stock transfer agent of national reputation or the corporate trust department of a commercial bank. The successor Rights Agent so appointed will, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent. Notwithstanding the foregoing, if Parent shall fail to make such appointment within a period of 60 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the Acting Holders may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. The successor Rights Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 3.5, become the successor Rights Agent.
(c)   Parent will give notice of each resignation and each removal of a Rights Agent and each appointment of a successor Rights Agent by mailing written notice of such event by first-class mail to the Holders as their names and addresses appear in the CVR Register. Each notice will include the name and address of the successor Rights Agent. If Parent fails to send such notice within 10 Business Days after acceptance of appointment by a successor Rights Agent in accordance with Section 3.5, the successor Rights Agent will cause the notice to be mailed at the expense of Parent. Failure to give any notice provided for in this Section 3.3, however, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 3.4   Transition Support.   The Rights Agent will cooperate with Parent, the CVR Committee and any successor Rights Agent as reasonably requested in connection with the transition of the duties and responsibilities of the Rights Agent to the successor Rights Agent, including the transfer of all relevant data, including transferring the CVR Register to the successor Rights Agent. The Rights Agent shall be entitled to reimbursement by Parent for costs and expenses related to such transition services.
Section 3.5   Acceptance of Appointment by Successor.   Every successor Rights Agent appointed pursuant to Section 3.3(b) hereunder will execute, acknowledge and deliver to Parent and to the retiring Rights Agent an instrument accepting such appointment and a counterpart of this Agreement, and thereupon such successor Rights Agent, without any further act, deed or conveyance, will become vested with all the rights, powers, trusts and duties of the retiring Rights Agent. On request of Parent or the successor Rights Agent, the retiring Rights Agent will execute and deliver an instrument transferring to the successor Rights Agent all the rights, powers, trusts and duties of the retiring Rights Agent.
ARTICLE IV
COVENANTS
Section 4.1   List of Holders.   Parent will furnish or cause to be furnished to the Rights Agent (with a copy to the CVR Committee) in such form as Parent receives from the Company’s transfer agent (or other agent performing similar services for Parent), the names, email addresses and addresses of the Holders of such securities within 30 days of the Closing Date.
Section 4.2   Payment of CVR Payment Amounts.   Purchaser shall (and Parent shall cause Purchaser to), promptly following determination of Final Company Net Cash or the final and non-appealable resolution of any Company Litigation in respect of which CVR Proceeds are payable to Holders hereunder, in each case, deposit with the Rights Agent, for payment to the Holders in accordance with Section 2.4, the aggregate amount necessary to pay the CVR Payment Amount to each Holder.
Section 4.3   Discretion and Decision-Making Authority.   Notwithstanding anything herein to the contrary, but subject to Parent’s obligations as set forth herein, Parent and its Affiliates shall have the power and right to control all aspects of their businesses and operations (and all of their assets and products), and subject to its compliance with the terms of this Agreement, Parent and its Affiliates may exercise or refrain from exercising such power and right as it may deem appropriate and in the best overall interests of Parent and its Affiliates and its and their stockholders, rather than the interest of the Holders.
Section 4.4   Audit Right.   Parent agrees to maintain, for at least six (6) months after the applicable CVR Payment Date, all books and records relevant to the calculation of such CVR Payment Amount and Company Litigation Expenses. Subject to reasonable advance written notice from the CVR Committee and prior execution and delivery by it and an independent accounting firm chosen by the CVR Committee (the “Accountant”) of a reasonable and customary confidentiality/nonuse agreement, Parent shall permit the CVR Committee and the Accountant, acting as agent of the CVR Committee (on behalf of the Holders), to have access during normal business hours to the books and records of Parent and Purchaser, and to the personnel of and advisors to (but on no more than two (2) occasions) Parent and Purchaser, as may be reasonably necessary to audit the calculation of such CVR Payment Amount and Company Litigation Expenses.
Section 4.5   Assignments.   Parent shall not, in whole or in part, assign any of its obligations under this Agreement other than in accordance with the terms of Section 6.3.
Section 4.6   Additional Covenants.
(a)   In the event that Purchaser desires to consummate or becomes subject to a Change of Control prior to the Expiration Date, Purchaser or its successor, as applicable depending upon the structure of the Change of Control, will cause the Person acquiring Purchaser to assume Purchaser’s or its successor’s (as applicable depending upon the structure of the Change of Control) obligations, duties and covenants under this Agreement. No later than five Business Days after to the consummation of any Change of Control, Purchaser will deliver to the Rights Agent an Officer’s Certificate, stating that such Change of Control complies with this Section 4.6(a) and that all conditions precedent herein relating to such transaction have been complied with.
(b)   Subject to Section 4.6(c) below, the CVR Committee shall control the defense of any Company Litigation in its absolute and sole discretion, including full discretion to compromise, discharge and/or settle any Company Litigation with counsel selected by the CVR Committee and reasonably acceptable to Parent.
(c)   Any named individual defendant in any Company Litigation will continue undertaking the defense of any Company Litigation with counsel of their own choosing (collectively with the Company, the “Defendants”). Purchaser may (at its own expense) select counsel of its choosing to act as co-counsel (but not lead counsel) on behalf of the Company for purposes of participating in the defense of any Company Litigation. The CVR Committee shall reasonably consult and cooperate with the co-counsel of Purchaser’s choosing and consider in good faith suggestions concerning the decisions and determinations with respect to any Company Litigation. Following the Closing, Purchaser will cause the Company to vigorously and diligently to defend any Company Litigation as directed by the CVR Committee. Purchaser will cause the Company to cooperate with the CVR Committee in order to defend any Company Litigation at the CVR Committee’s direction, including, without limitation, providing access to all requested documentation and records and making officers and employees and representatives of the Company reasonably available to the CVR Committee and its counsel for such purpose. In the event Company Litigation Expenses exceed $3,550,000 such that there shall be no CVR Proceeds payable hereunder, Purchaser may undertake and have the sole discretion and authority with respect to, the defense and settlement of any Company Litigation on behalf of the Company with counsel selected by Purchaser; provided, however, that the CVR Committee may, at its sole expense, select counsel of its choosing to act as co-counsel (but not lead counsel) on behalf of the Company for purposes of participating in the defense of any Company Litigation. Purchaser’s counsel shall reasonably consult and cooperate with the co-counsel of the CVR Committee’s choosing and consider in good faith suggestions concerning the decisions and determinations with respect to any Company Litigation.

(d)   Neither the CVR Committee nor its members, managers, directors, officers, contractors, agents and employees (collectively, the “CVR Committee Group”), shall be liable to any Holder for any action or failure to act in connection with the acceptance or administration of the CVR Committee’s responsibilities hereunder, unless and only to the extent such action or failure to act constitutes bad faith, gross negligence, fraud or willful misconduct. Each of the Company, on behalf of itself and its Affiliates, and Parent, on behalf of itself and its Affiliates, hereby agrees that the CVR Committee Group shall not have any liability or obligations to the Company, Parent or any of their respective Affiliates relating to this Agreement or any of the transactions contemplated hereby. Each of the Company and Purchaser, on behalf of itself and its Affiliates, and Parent, on behalf of itself and its Affiliates, hereby waives any and all claims and causes of action (whether at law, in equity, in contract, in tort or otherwise) against the CVR Committee and all members of the CVR Committee Group arising out of or in connection with the acceptance or administration of its or their duties hereunder. The Parent shall indemnify, defend and hold harmless the CVR Committee and all members of the CVR Committee Group from and against any and all losses, claims, damages, liabilities, fees, costs, reasonable and documented expenses (including fees, disbursements and costs of counsel and other skilled professionals and in connection with seeking recovery from insurers), judgments, fines, amounts paid in settlement (collectively, the “CVR Committee Expenses”) arising out of or in connection with the acceptance or administration of its duties hereunder. Such CVR Committee Expenses are for the account of the Company and may be recovered promptly from either the Company, Purchaser or the Parent and will increase the Company Litigation Expenses; provided that, any CVR Committee Expenses in excess of $50,000 shall be accrued and paid promptly following the applicable CVR Payment Date. These immunities and rights to indemnification shall survive the resignation or removal of any or all members of the CVR Committee Group or any termination of this Agreement. The Holders acknowledge that the CVR Committee and CVR Committee Group shall not be required to expend or risk its own funds or otherwise incur any financial liability in the exercise or performance of any of its powers, rights, duties or privileges or pursuant to this Agreement or the transactions contemplated hereby. The powers, immunities and rights to indemnification granted to the CVR Committee and the CVR Committee Group hereunder: (i) are coupled with an interest and shall be irrevocable and survive the death, incompetence, bankruptcy or liquidation of any Holder and shall be binding on any successor thereto, and (ii) shall survive the delivery of an assignment by any Holder of the whole or any fraction of his, her or its interest in the CVR Proceeds.
ARTICLE V
AMENDMENTS
Section 5.1   Amendments without Consent of Holders.
(a)   Without the consent of any Holders, the CVR Committee, Parent, Purchaser and the Rights Agent, at any time and from time to time, may enter into one or more amendments hereto, for any of the following purposes:
(i)   to evidence the succession of another Person to Parent or Purchaser and the assumption by any such successor of the covenants of Parent or Purchaser herein as provided in Section 6.3;

(ii)   to add to the covenants of Parent and Purchaser such further covenants, restrictions, conditions or provisions as the CVR Committee, Parent, Purchaser and the Rights Agent will consider to be for the protection of the Holders; provided, that, in each case, such provisions do not adversely affect the interests of the Holders;
(iii)   to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement; provided, that, in each case, such provisions do not adversely affect the interests of the Holders;
(iv)   as may be necessary or appropriate to ensure that the CVRs are not subject to registration under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and to ensure that the CVRs are not subject to any similar registration or prospectus requirement under applicable securities laws outside of the United States; provided, that, in each case, such provisions do not adversely affect the interests of the Holders;
(v)   as may be necessary or appropriate to ensure that the Company, Parent or Purchaser complies with applicable Law;
(vi)   to evidence the succession of another Person as a successor Rights Agent or the CVR Committee and the assumption by any such successor of the covenants and obligations of the Rights Agent or the CVR Committee, as applicable, herein in accordance with Section 3.3 and Section 3.4; or
(vii)   any other amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, unless such addition, elimination or change is adverse to the interests of the Holders.
(b)   Without the consent of any Holders, Parent and Purchaser, the Rights Agent, in its sole and absolute discretion, at any time and from time to time, may enter into one or more amendments hereto, to reduce the number of CVRs, in the event any Holder agrees to renounce and abandon such Holder’s rights under this Agreement in accordance with Section 2.6(d).
(c)   Promptly after the execution by the CVR Committee, Parent, Purchaser and the Rights Agent of any amendment pursuant to the provisions of this Section 5.1, Parent shall mail (or cause the Rights Agent to mail at Parent’s sole cost and expense) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.
Section 5.2   Amendments with Consent of Holders.
(a)   Subject to Section 5.1 (which amendments pursuant to Section 5.1 may be made without the consent of the Holders), with the consent of the Acting Holders, whether evidenced in writing or taken at a meeting of the Holders, the CVR Committee, Parent, Purchaser and the Rights Agent may enter into one or more amendments hereto for the purpose of adding, eliminating or changing any provisions of this Agreement, even if such addition, elimination or change is materially adverse to the interests of the Holders.
(b)   Promptly after the execution by Parent, Purchaser, the CVR Committee, and the Rights Agent of any amendment pursuant to the provisions of this Section 5.2, Parent will mail (or cause the Rights Agent to mail at Parent’s sole cost and expense) a notice thereof by first class mail to the Holders at their addresses as they appear on the CVR Register, setting forth such amendment.
Section 5.3   Execution of Amendments.   In executing any amendment permitted by this ARTICLE V, the Rights Agent will be entitled to receive, and will be fully protected in relying upon, an opinion of counsel selected by Parent stating that the execution of such amendment is authorized or permitted by this Agreement. The Rights Agent may, but is not obligated to, enter into any such amendment that affects the Rights Agent’s own rights, privileges, covenants or duties under this Agreement or otherwise.
Section 5.4   Effect of Amendments.   Upon the execution of any amendment under this ARTICLE V, this Agreement will be modified in accordance therewith, such amendment will form a part of this Agreement for all purposes and every Holder will be bound thereby. Notwithstanding anything in this Agreement to the contrary, the Rights Agent and the CVR Committee shall not be required to execute any supplement or amendment to this Agreement that it has determined would adversely affect its own rights, duties, obligations or immunities under this Agreement or, with respect to the CVR Committee, the rights, duties, obligations or immunities of the Holders under this Agreement. No supplement or amendment to this Agreement shall be effective unless duly executed by Parent, Rights Agent and the CVR Committee.
ARTICLE VI
OTHER PROVISIONS OF GENERAL APPLICATION.
Section 6.1   Notice.   Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when delivered in Person, or by overnight courier, or three Business Days after being sent by registered or certified mail (postage prepaid, return receipt requested), provided that with respect to notices delivered to the CVR Committee, such notices must be delivered solely by email, as follows:
(a)   If to the Rights Agent, to it at:
[   •   ]
Attention: [   •   ]
Email: [   •   ]
With a copy (which shall not constitute notice) to:
[   •   ]
Attention: [   •   ]
Email: [   •   ]
If to a Holder or any or all Holders or the CVR Committee, to it at:

[   •   ]
Attention: [   •   ]
Email: [   •   ]
With a copy (which shall not constitute notice) to:
Blake, Cassels & Graydon LLP
1133 Melville St., Suite 3500
Vancouver, BC V6E 4E5
Attention: Joseph Garcia
Email: joseph.garcia@blakes.com
(b)   If to Parent or Purchaser, to Parent:
XenoTherapeutics, Inc.
923 Elm Street #72
Manchester, NH 03101
Attention: Jon Adkins
Email: jon.adkins@xenofoundation.org
Any party may specify a different address by giving notice in accordance with this Section 6.1.
Section 6.2   Notice to Holders.   Where this Agreement provides for notice to Holders, such notice will be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the Holder’s address as it appears in the CVR Register, not later than the latest date, and not earlier than the earliest date, if any, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders.
Section 6.3   Successors and Assigns.   Parent and Purchaser may assign any or all of its rights, interests and obligations hereunder in its sole discretion and without the consent of any other party, (i) to any controlled Affiliate of Parent, but only for so long as it remains a controlled Affiliate of Parent, (ii) in compliance with Section 4.6(a), or (iii) otherwise with the prior written consent of the Acting Holders (such consent not to be unreasonably withheld, conditioned or delayed), any other Person (any permitted assignee under clauses (i), (ii), or (iii), an “Assignee”), in each case provided that the Assignee agrees to assume and be bound by all of the terms of this Agreement. Any Assignee may thereafter assign any or all of its rights, interests and obligations hereunder in the same manner as Parent or Purchaser pursuant to the prior sentence. In connection with any assignment to an Assignee described in clause (i) above in this Section 6.3 and clause (ii) above in this Section 6.3, each of Parent or Purchaser, as applicable, (and the other assignor) shall agree to remain liable for the performance by each Assignee (and such other assignor, if applicable) of all obligations of Parent or Purchaser, as applicable, hereunder with such Assignee substituted for Parent or Purchaser, as applicable, under this Agreement. This Agreement will be binding upon, inure to the benefit of and be enforceable by each of Parent’s successors and each Assignee and each of Purchaser’s successors and each Assignee, as applicable. Subject to compliance with the requirements set forth in this Section 6.3 relating to assignments, this Agreement shall not restrict Parent’s, Purchaser’s any Assignee’s or any of their respective successors’ ability to merge or consolidate with, or sell, issue or dispose of its stock or other equity interests or assets to, any other Person. Each of Parent’s successors and Assignees and each of Purchaser’s successors and Assignees, as applicable, shall expressly assume by an instrument supplemental hereto, executed and delivered to the Rights Agent (with a copy to the CVR Committee), the due and punctual payment of the aggregate CVR Proceeds and the due and punctual performance and observance of all of the covenants and obligations of this Agreement to be performed or observed by Parent or Purchaser, as applicable. The Rights Agent may not assign this Agreement without the CVR Committee’s written consent, except to an Affiliate of the Rights Agent in connection with a corporate restructuring or to a successor Rights Agent in accordance with the terms of this Agreement. Any attempted assignment of this Agreement or any such rights in violation of this Section 6.3 shall be void and of no effect.
Section 6.4   Benefits of Agreement.   Nothing in this Agreement, express or implied, will give to any Person (other than the Rights Agent, the CVR Committee, Parent, Parent’s successors and Assignees, Purchaser, Purchaser’s successors and Assignees, the Holders and the Holders’ successors and assigns pursuant to a Permitted CVR Transfer) any benefit or any legal or equitable right, remedy or claim under this Agreement or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the foregoing. The rights of Holders and their successors and assigns pursuant to Permitted CVR Transfers are limited to those expressly provided in this Agreement. Notwithstanding anything to the contrary herein, the CVR Committee shall not commence any action under this Agreement on behalf of or to enforce the rights of the Holders except at the direction of and with the prior written consent of the Acting Holders. Except for the rights of the Rights Agent and the CVR Committee set forth herein, the Acting Holders will have the sole right, on behalf of all Holders, by virtue of or under any provision of this Agreement, to institute any action or proceeding with respect to this Agreement, and no individual Holder or other group of Holders will be entitled to exercise such rights. Reasonable expenditures incurred by such Holders in connection with any enforcement action hereunder may be deducted from any damages or settlement obtained prior to the distribution of any remainder to Holders generally. Holders acting pursuant to this provision on behalf of all Holders shall have no liability to the other Holders for such actions. The CVR Committee and all Holders (including the Acting Holders) must enforce any such legal or equitable rights, remedies or claims under this Agreement against Parent and Purchaser and not against the Rights Agent.
Section 6.5   Governing Law; Jurisdiction; Waiver of Jury Trial.
(a)   This Agreement and the CVRs shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of British Columbia and the federal laws of Canada applicable therein. Each of the parties irrevocably and unconditionally (a) submits to the non-exclusive jurisdiction of the courts of the Province of British Columbia over any action or proceeding arising out of or relating to this Agreement, (b) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (c) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

Section 6.6   Severability.   If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable provision.
Section 6.7   Counterparts and Signature.   This Agreement may be executed in two or more counterparts (including by an electronic scan delivered by electronic mail), each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties need not sign the same counterpart.
Section 6.8   Termination.   This Agreement will be terminated and of no force or effect, the parties hereto will have no liability hereunder (other than with respect to monies due and owing by Parent or Purchaser to the Rights Agent or the CVR Committee), and no payments will be required to be made, upon the earliest to occur of (a) the mailing by the Rights Agent to the address of each Holder as reflected in the CVR Register of all CVR Payment Amounts (if any) required to be paid under the terms of this Agreement, (b) the delivery of a written notice of termination duly executed by Parent, Purchaser and the Acting Holders, or (c) the Expiration Date. For the avoidance of doubt and notwithstanding anything to the contrary, nothing herein shall terminate or otherwise negatively affect any of the rights or remedies of the CVR Committee Group with respect to the Holders pursuant to this Agreement or otherwise. Upon termination of this Agreement pursuant to this Section 6.8, all CVRs issued shall be automatically cancelled and forfeited by the Holders without any consideration or payment therefor.
Section 6.9   Entire Agreement.   This Agreement and the BCA (including the schedules, annexes and exhibits thereto and the documents and instruments referred to therein) contain the entire understanding of the parties hereto and thereto with reference to the transactions and matters contemplated hereby and thereby and supersede all prior agreements, written or oral, among the parties with respect hereto and thereto.
Section 6.10   Confidentiality.   The Rights Agent, CVR Committee and Parent agree that all books, records, information and data pertaining to the business of the other party, including inter alia, personal, non-public Holder information and any information required to be provided pursuant to this Agreement, which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement including the fees for services set forth in the attached schedule (collectively “Confidential Information”) shall remain confidential, and shall not be voluntarily disclosed to any other Person (provided, however, that the Rights Agent, the CVR Committee or Parent may disclose relevant aspects of the other party’s Confidential Information to its officers, Affiliates, agents, subcontractors, employees and representatives to the extent reasonably necessary to perform its duties and obligations under this Agreement and such disclosure is not prohibited by applicable Law and, for the avoidance of doubt, the CVR Committee may disclose Confidential Information to the CVR Committee Group), except as may be required by a valid order of an arbitration panel, court or Governmental Entity of competent jurisdiction or is otherwise required by Law or regulation, including SEC or Nasdaq rules and regulations, or pursuant to subpoenas from state or federal government authorities (e.g., in divorce and criminal actions). “Confidential Information” does not include information that is (a) already known to the other party or its Affiliates at the time of the disclosure; (b) publicly known at the time of the disclosure or becomes publicly known through no wrongful act or failure to act of the other party in breach of this Section 6.10; (c) subsequently disclosed to the other party or its Affiliates on a non-confidential basis by a third party not having a confidential relationship with the owner and which rightfully acquired such information; or (d) independently developed by one party without access to the Confidential Information of the other.
Section 6.11   Legal Holiday.   In the event that the CVR Payment Date shall not be a Business Day, then, notwithstanding any provision of this Agreement to the contrary, any payment required to be made in respect of the CVRs on such date need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the CVR Payment Date.
Section 6.12   Obligations of Parent.   Parent shall ensure that Purchaser, and Purchaser shall ensure that Parent, duly perform, satisfy and discharge each of the covenants, obligations and liabilities applicable to such party under this Agreement, and Parent shall be jointly and severally liable with Purchaser for the performance and satisfaction of each of said covenants, obligations and liabilities.
[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
XENOTHERAPEUTICS, INC.
By
Name
Title
[Signature Page to Contingent Value Rights Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
XENO ACQUISITION CORP.
By
Name
Title
[Signature Page to Contingent Value Rights Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
[RIGHTS AGENT]
By
Name
Title
[Signature Page to Contingent Value Rights Agreement]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as of the day and year first above written.
[   •   ], solely in [his/her] capacity as a member of the CVR Committee
By
Name
Title
[   •   ], solely in [his/her] capacity as a member of the CVR Committee
By
Name
Title
[   •   ], solely in [his/her] capacity as a member of the CVR Committee
By
Name
Title
[Signature Page to Contingent Value Rights Agreement]

ANNEX B
FAIRNESS OPINION
See attached.

July 13, 2025
The Transaction Committee and
Board of Directors
ESSA Pharma Inc.
999 West Broadway, Suite 720
Vancouver, BC V5Z 1K5
Ladies and Gentlemen:
You have requested our opinion as to the fairness, from a financial point of view, to the holders of the outstanding common shares, without par value (the “Common Shares”) of ESSA Pharma Inc., a company existing under the laws of the Province of British Columbia (the “Company”), of the Cash Amount (as defined below) proposed to be paid to such holders pursuant to the terms of the arrangement contemplated by the Business Combination Agreement (the “Agreement”) to be entered into between XenoTherapeutics, Inc., a company existing under the laws of Massachusetts (“Parent”), and Xeno Acquisition Corp., a company existing under the laws of Delaware (the “Purchaser”), and the Company and, solely for purposes of guaranteeing the obligations of Parent and the Purchaser, XOMA Royalty Corporation, a company existing under the laws of Nevada. The Agreement provides for the acquisition by the Purchaser of all of the issued and outstanding securities in the capital of the Company by way of a plan of arrangement (the “Plan of Arrangement”) under the provisions of the Business Corporations Act (British Columbia) (the “BCBCA”) (such transaction, the “Arrangement”). The transactions contemplated by the Agreement and the Plan of Arrangement are collectively referred to herein as the “Transaction.” Capitalized terms used but not defined herein have the meanings set forth in the Agreement.
Pursuant to the Arrangement, each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under the Plan of Arrangement, the Purchaser or any affiliate of the Purchaser (collectively, “Excluded Shares”)) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Cash Amount plus one CVR per Common Share (the “Consideration”), each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration in accordance with the Plan of Arrangement, the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company, and the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company.
The “Cash Amount” means an amount per Common Share equal to (i) the Closing Net Cash as of the Cash Determination Time, divided by (ii) the Company Outstanding Shares. Under the terms of the Agreement, as soon as reasonably practicable after the date of the Agreement, the Company shall apply for an order pursuant to Section 74(1)(a) of the BCBCA authorizing a reduction in the capital of the Common Shares, in an amount not to exceed the Maximum Permitted Distribution Amount (as defined below), and the immediate distribution to the Shareholders on a pro rata basis of an amount equal to the amount by which the capital of Common Shares was reduced (collectively, the “Distribution”). The “Maximum Permitted Distribution Amount” means the maximum amount permitted to be distributed to Shareholders in compliance with Section 74(1.1) of the BCBCA while retaining a Closing Net Cash amount of at least US$10,000,000 (calculated in accordance with the Agreement) following the Distribution. For purposes of this opinion, we have assumed, at your direction, that the sum of the Cash Amount and the Distribution will be not less than US$1.91 per Common Share. The terms and conditions of the Transaction are more fully set forth in the Agreement, the Plan of Arrangement and the CVR Agreement.

The Transaction Committee and Board of Directors
ESSA Pharma Inc.
July 13, 2025

We have been engaged by the Company to act as its exclusive financial advisor in connection with the Transaction and we will receive a fee from the Company for providing such services, a portion of which is payable upon delivery of this opinion and the remaining (and principal) portion of which is contingent upon consummation of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement.
Leerink Partners LLC is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. In the ordinary course of business, we may, in the future, provide investment banking services to the Company, Parent or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of our trading and brokerage activities, we have in the past held and may in the future hold positions, for our own account or the accounts of our customers, in equity, debt or other securities of the Company, Parent, or their respective affiliates.
Consistent with applicable legal and regulatory requirements, we have adopted policies and procedures to establish and maintain the independence of our research department and personnel. As a result, our research analysts may hold views, make statements or investment recommendations and/or publish research reports with respect to the Company, Parent, and the Transaction and other participants in the Transaction that differ from the views of our investment banking personnel.
In connection with this opinion, we have reviewed, among other things: (i) the proposed execution version of the Agreement, as provided to us by the Company on July 13, 2025; (ii) the proposed execution version of the Plan of Arrangement, as provided to us by the Company on July 13, 2025; (iii) the proposed final form of the CVR Agreement, as provided to us by the Company on July 13, 2025; (iv) the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2024, as filed by the Company with the Securities and Exchange Commission (the “SEC”); (v) the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended December 31, 2024 and March 31, 2025, as filed by the Company with the SEC; (vi) certain Current Reports on Form 8-K, as filed by the Company with, or furnished by the Company to, the SEC; and (vii) a dissolution analysis of the Company, as furnished to us by the management of the Company and approved by management for our use (the “Dissolution Analysis”). We have also conducted discussions with members of the senior management and representatives of the Company regarding such Dissolution Analysis. The Company has advised us that it intends to discontinue and wind up the business of the Company and does not have a standalone business plan. In addition, we considered the results of our efforts on behalf of the Company to solicit, at the direction of the Company, indications of interest from third parties with respect to a possible acquisition of or business combination with the Company. We also conducted such other financial studies and analyses and took into account such other information as we deemed appropriate.
We have assumed, without independent verification or any responsibility therefor, the accuracy and completeness of the financial, legal, regulatory, tax, accounting and other information supplied to, discussed with, or reviewed by us for purposes of this opinion and have, with your consent, relied upon such information as being complete and accurate. In that regard, we have assumed, at your direction, that the Dissolution Analysis has been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company as to the matters covered thereby and we have relied, at your direction, on the Dissolution Analysis for purposes of our analysis and this opinion. We express no view or opinion as to the Dissolution Analysis or the assumptions on which it is based. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent, derivative, off-balance- sheet or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal, and we have not been asked to conduct, and did not conduct, a physical inspection of the properties or assets of the Company. Furthermore, at your direction we have ascribed no value to the CVR Amount payable pursuant to the CVR Agreement.

The Transaction Committee and Board of Directors
ESSA Pharma Inc.
July 13, 2025

We have assumed, at your direction, that the final executed Agreement and CVR Agreement and the final Plan of Arrangement will not differ in any respect material to our analysis or this opinion from the last versions of the Agreement, the CVR Agreement and the Plan of Arrangement reviewed by us. We have also assumed, at your direction, that the representations and warranties made by the Company and Parent and the Purchaser in the Agreement are and will continue to be true and correct in all respects material to our analysis. Furthermore, we have assumed, at your direction, that the Transaction will be consummated on the terms set forth in the Agreement and in accordance with all applicable laws and other relevant documents or requirements, without delay or the waiver, modification or amendment of any term, condition or agreement, the effect of which would be material to our analysis or this opinion and that, in the course of obtaining the necessary governmental, regulatory and other approvals, consents, releases and waivers for the Transaction, no delay, limitation, restriction, condition or other change will be imposed, the effect of which would be material to our analysis or this opinion. We have not evaluated and do not express any opinion as to the solvency or fair value of the Company, or its ability to pay its obligations when they come due, or as to the impact of the Transaction on such matters, under any national, provincial or other laws relating to bankruptcy, insolvency, or similar matters. We are not legal, regulatory, tax or accounting advisors, and we express no opinion as to any legal, regulatory, tax or accounting matters.
We express no view as to, and our opinion does not address, the Company’s underlying business decision to proceed with or effect the Transaction, or the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available to the Company or in which the Company might engage. This opinion is limited to and addresses only the fairness, from a financial point of view, as of the date hereof, to the holders of Common Shares (other than Excluded Shares) of the Cash Amount proposed to be paid to such holders pursuant to the terms of the Arrangement. We have not been asked to, nor do we express any view on, and our opinion does not address, any other term or aspect of the Agreement, the CVR Agreement, or the Transaction, including, without limitation, the structure or form of the Transaction, the form or any other terms of the CVR, or any other agreements or arrangements contemplated by the Agreement or entered into in connection with or otherwise contemplated by the Transaction, including, without limitation, the fairness of the Transaction or any other term or aspect of the Transaction to, or any consideration to be received in connection therewith by, or the impact of the Transaction on, the holders of any other class of securities, creditors or other constituencies of the Company or any other party. In addition, we express no view or opinion as to the fairness (financial or otherwise) of the amount, nature or any other aspect of any compensation to be paid or payable to any of the officers, directors or employees of the Company or any other party, or class of such persons in connection with the Transaction, whether relative to the Cash Amount proposed to be paid to the holders of Common Shares pursuant to the terms of the Arrangement or otherwise. Our opinion is necessarily based on financial, economic, monetary, currency, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof, and we do not have any obligation or responsibility to update, revise or reaffirm this opinion based on circumstances, developments or events occurring after the date hereof. Our opinion does not constitute a recommendation to any shareholder of the Company as to whether or how such holder should vote with respect to the Transaction or otherwise act with respect to the Agreement or any other matter.
Our financial advisory services and the opinion expressed herein are provided for the information and assistance of the Transaction Committee and Board of Directors of the Company (in their capacity as directors and not in any other capacity) in connection with and for purposes of their consideration of the Transaction. This opinion has been authorized by the Leerink Partners LLC Fairness Opinion Review Committee.

The Transaction Committee and Board of Directors
ESSA Pharma Inc.
July 13, 2025

Based upon and subject to the foregoing, including the various assumptions, qualifications and limitations set forth herein, it is our opinion that, as of the date hereof, the Cash Amount proposed to be paid to the holders of Common Shares (other than Excluded Shares) pursuant to the terms of the Arrangement is fair, from a financial point of view, to such holders.
Very truly yours,

ANNEX C
RIGHT TO DISSENT
DIVISION 2 OF PART 8 OF THE BCBCA
Definitions and application
237 (1) In this Division:
“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;
“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;
“payout value” means,
(a)
in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)
in the case of a dissent in respect of an arrangement approved by a court order made under section 291(2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)
in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)
in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations, excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)
This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)
the court orders otherwise, or

(b)
in the case of a right of dissent authorized by a resolution referred to in section 238(1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent
238 (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:
(a)
under section 260, in respect of a resolution to alter the articles

(i)
to alter restrictions on the powers of the company or on the business the company is permitted to carry on,

(ii)
without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91, or

(iii)
without limiting subparagraph (i), in the case of a benefit company, to alter the company’s benefit provision;

(b)
under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)
under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)
in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)
under section 301(5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)
under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)
in respect of any other resolution, if dissent is authorized by the resolution;

(h)
in respect of any court order that permits dissent.

(1.1)   A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent under section 51.995 (5) in respect of a resolution to alter its notice of articles to include or to delete the benefit statement.
(2)   A shareholder wishing to dissent must
(a)
prepare a separate notice of dissent under section 242 for

(i)
the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)
identify in each notice of dissent, in accordance with section 242(4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)
dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)   Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must;
(a)
dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and

(b)
cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent
239 (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.
(2)   A shareholder wishing to waive a right of dissent with respect to a particular corporate action must
(a)
provide to the company a separate waiver for

(i)
the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)
each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)
identify in each waiver the person on whose behalf the waiver is made.

(3)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to
(a)
the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)
any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)   If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.
Notice of resolution
240 (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)   If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,
(a)
a copy of the proposed resolution, and

(b)
a statement advising of the right to send a notice of dissent.

(3)   If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,
(a)
a copy of the resolution,

(b)
a statement advising of the right to send a notice of dissent, and

(c)
if the resolution has passed, notification of that fact and the date on which it was passed.

(4)   Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.
Notice of court orders
241   If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent
(a)
a copy of the entered order, and

(b)
a statement advising of the right to send a notice of dissent.

Notice of dissent
242 (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) or (1.1) must,
(a)
if the company has complied with section 240(1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)
if the company has complied with section 240(3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)
if the company has not complied with section 240(1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)
the date on which the shareholder learns that the resolution was passed, and

(ii)
the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)   A shareholder intending to dissent in respect of a resolution referred to in section 238 (1)(g) must send written notice of dissent to the company,
(a)
on or before the date specified by the resolution or in the statement referred to in section 240(2) (b) or (3)(b) as the last date by which notice of dissent must be sent, or

(b)
if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)   A shareholder intending to dissent under section 238(1)(h) in respect of a court order that permits dissent must send written notice of dissent to the company,
(a)
within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)
if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)   A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:
(a)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)
if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)
if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)
the name and address of the beneficial owner, and

(ii)
a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)   The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.
Notice of intention to proceed
243 (1) A company that receives a notice of dissent under section 242 from a dissenter must,
(a)
if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)
the date on which the company forms the intention to proceed, and

(ii)
the date on which the notice of dissent was received, or

(b)
if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)   A notice sent under subsection (1)(a) or (b) of this section must:
(a)
be dated not earlier than the date on which the notice is sent,

(b)
state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and

(c)
advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent
244 (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,
(a)
a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)
the certificates, if any, representing the notice shares, and

(c)
if section 242(4)(c) applies, a written statement that complies with subsection (2) of this section.

(2)   The written statement referred to in subsection (1)(c) must:
(a)
be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)
set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)
the names of the registered owners of those other shares,

(ii)
the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)
that dissent is being exercised in respect of all of those other shares.

(3)   After the dissenter has complied with subsection (1),
(a)
the dissenter is deemed to have sold to the company the notice shares, and

(b)
the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)   Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.
(5)   Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.
(6)   A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.
Payment for notice shares
245 (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)
promptly pay that amount to the dissenter, or

(b)
if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)   A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may:
(a)
determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)
join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244(1), and

(c)
make consequential orders and give directions it considers appropriate.

(3)   Promptly after a determination of the payout value for notice shares has been made under subsection (2)(a) of this section, the company must
(a)
pay to each dissenter who has complied with section 244(1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)
if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)   If a dissenter receives a notice under subsection (1)(b) or (3)(b),
(a)
the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)
if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)   A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that:
(a)
the company is insolvent, or

(b)
the payment would render the company insolvent.

Loss of right to dissent
246 The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:
(a)
the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)
the resolution in respect of which the notice of dissent was sent does not pass;

(c)
the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)
the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)
the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)
a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)
with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)
the notice of dissent is withdrawn with the written consent of the company;

(i)
the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights
247 If, under section 244(4) or (5), 245(4)(a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,
(a)
the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244(1)(b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)
the dissenter regains any ability lost under section 244(6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)
the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

ANNEX D
ARRANGEMENT RESOLUTION
BE IT RESOLVED THAT:
(a)
The arrangement (the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) of ESSA Pharma Inc. (the “Company”), pursuant to the business combination agreement (as it may from time to time be amended, modified or supplemented, the “Business Combination Agreement”) between the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp and XOMA Royalty Corporation dated July 13, 2025, all as more particularly described and set forth in the management information circular of the Company dated [   •   ], 2025 (the “Circular and Proxy Statement”) and as it may from time to time be amended, modified or supplemented in accordance with the Business Combination Agreement, is hereby authorized, approved and adopted.

(b)
The plan of arrangement (as it has been or may be amended, modified or supplemented in accordance with the Business Combination Agreement and its terms, the “Plan of Arrangement”), the full text of which is set out as Annex F to the Circular and Proxy Statement, is hereby authorized, approved and adopted.

(c)
The (i) Business Combination Agreement and all transactions contemplated therein, (ii) actions of the directors of the Company in approving the Business Combination Agreement, and (iii) actions of the directors and officers of the Company in executing and delivering the Business Combination Agreement, and any amendments, modifications or supplements thereto, and causing the performance by the Company of its obligations thereunder, are hereby ratified and approved.

(d)
The Company is hereby authorized to apply for a final order from the Supreme Court of British Columbia (the “Court”) to approve the Arrangement on the terms set forth in the Business Combination Agreement and the Plan of Arrangement (as they may be, or may have been, modified, supplemented or amended).

(e)
Notwithstanding that this resolution has been passed (and the Arrangement adopted) by the securityholders of the Company or that the Arrangement has been approved by Court, the directors of the Company are hereby authorized and empowered, at their discretion, without notice to or approval of the shareholders of the Company, (i) to amend, modify or supplement the Business Combination Agreement or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Business Combination Agreement, not to proceed with the Arrangement and any related transactions.

(f)
Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to make or cause to be made an application to the Court for an order approving the Arrangement and to deliver or file all such other documents and instruments as are necessary or desirable to give effect to the Arrangement in accordance with the Business Combination Agreement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement or any such other document or instrument.

(g)
Any director or officer of the Company is hereby authorized and directed for and on behalf of the Company to execute and deliver or cause to be executed and delivered, all such other documents and instruments and to perform or cause to be performed all such other acts and things as such person determines may be necessary or desirable to give full force and effect to the foregoing resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such other document or instrument or the doing of any other such act or thing.

D-1

ANNEX E
PLAN OF ARRANGEMENT
See attached.

PLAN OF ARRANGEMENT
PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9
OF THE BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)
ARTICLE 1
INTERPRETATION
1.1
Definitions

Unless indicated otherwise, where used in this Plan of Arrangement, capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Business Combination Agreement and the following terms shall have the following meanings (and grammatical variations of such terms shall have corresponding meanings):
(a)
“Arrangement” means an arrangement pursuant to the provisions of Division 5 of Part 9 of the BCBCA in accordance with the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations to this Plan of Arrangement made in accordance with the terms of the Business Combination Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order.

(b)
“Arrangement Resolution” means the special resolution approving this Plan of Arrangement to be considered at the Meeting.

(c)
“BCBCA” means the Business Corporations Act (British Columbia).

(d)
“Business Combination Agreement” means the business combination agreement dated as of July 13, 2025 between the Parent, the Purchaser and the Company (including the Schedules thereto) as it may be amended, modified or supplemented from time to time in accordance with its terms.

(e)
“Business Day” means any day, other than (i) a Saturday, Sunday or statutory holiday in the Province of British Columbia, and (ii) a day on which banks are generally closed in the Province of British Columbia or the City of San Francisco, California, United States.

(f)
“Canadian Securities Regulators” means, collectively, the securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada.

(g)
“Cash Amount” has the meaning specified in the Business Combination Agreement.

(h)
“Closing Cash Calculation” has the meaning specified in the Business Combination Agreement.

(i)
“Common Shares” means the common shares in the capital of the Company.

(j)
“Company” means ESSA Pharma Inc., a corporation existing under the laws of the Province of British Columbia.

(k)
“Consideration” has the meaning specified in the Business Combination Agreement.

(l)
“Court” means the Supreme Court of British Columbia.

(m)
“CVR” has the meaning specified in the Business Combination Agreement.

(n)
“Depositary” has the meaning specified in Section 6.6.

(o)
“Dissent Rights” has the meaning specified in Section 3.1.

(p)
“Dissenting Shareholder” means a registered holder of Common Shares as of the Record Date who has duly and validly exercised its Dissent Rights in accordance with Section 3.1 and has not withdrawn or been deemed to have withdrawn such exercise of Dissent Rights.

(q)
“Distribution” has the meaning specified in the Business Combination Agreement.

(r)
“DRS Advice” means a direct registration statement advice.

(s)
“Effective Date” means the date on which the Arrangement becomes effective, as set out in the Business Combination Agreement.

(t)
“Effective Time” means 12:01 a.m. (Vancouver Time) on the Effective Date, or such other time as the Parties agree to in writing before the Effective Date.

(u)
“Encumbrance” means any encumbrance, lien, mortgage, charge, hypothec, pledge, title retention agreement, security interest of any nature, prior claim, adverse interest, adverse claim, exception, reservation, servitude, right of occupation, any matter capable of registration against title, option, right of pre- emption, privilege, other third-party interest or encumbrance of any kind or any Contract to create any of the foregoing, in each case, whether contingent or absolute.

(v)
“Fair Value” means with regard to a Common Share, the fair value of such Common Share at the Effective Time.

(w)
“Final Order” means the final order of the Court pursuant to Section 291 of the BCBCA, in form and substance acceptable to both the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, approving the Arrangement, as such order may be amended, affirmed, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Time or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal (provided that any such affirmation, amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably).

(x)
“Governmental Entity” means:

(i)
any domestic or foreign federal, provincial, territorial, regional, state, municipal or other government, governmental department, quasi- government, administrative, judicial or regulatory authority (including any Securities Authorities), agency, minister or ministry, board, body, bureau, commission (including any securities commission), instrumentality court or tribunal or any political subdivision thereof, or any central bank (or similar monetary or regulatory authority) thereof, any taxing authority, any ministry or department or agency of any of the foregoing;

(ii)
any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any court;

(iii)
any stock exchange; or

(iv)
any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing entities established to perform a duty or function on its behalf.

(y)
“Interim Order” means the interim order of the Court contemplated by Section 2.2 of the Business Combination Agreement and made pursuant to Section 291 of the BCBCA, in a form and substance acceptable to both the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Meeting, as such order may be amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably.

(z)
“Laws” means, with respect to any person, property, transaction, event or other matter, any foreign or domestic constitution, treaty, law, statute, regulation, code, ordinance, principle of common law or equity, rule, municipal by-law or Order relating or applicable to such person, property, transaction, event or other matter.

(aa)
“Legacy Option Plan” means the ESSA Amended and Restated Stock Option Plan dated October 4, 2019;

(bb)
“Letter of Transmittal” means the letter of transmittal to be sent by the Company to Shareholders in connection with the Arrangement.

(cc)
“Meeting” means the special meeting of Shareholders, including any adjournment or postponement of such special meeting in accordance with the terms of the Business Combination Agreement, to be called and held in accordance with the Interim Order to consider the Arrangement Resolution, which Meeting may also include annual shareholder meeting matters.

(dd)
“Option Plan” means the 2022 Omnibus Incentive Plan of the Company, as amended March 6, 2024.

(ee)
“Options” means outstanding options to acquire Common Shares under the Option Plan or the Legacy Option Plan.

(ff)
“Parties” means the Company, Parent and the Purchaser and “Party” means any one of them.

(gg)
“person” includes any individual, partnership, association, body corporate, organization, trust, estate, trustee, executor, administrator, legal representative, government (including Governmental Entity), syndicate or other entity, whether or not having legal status.

(hh)
“Plan of Arrangement” means this plan of arrangement and any amendments or variations made in accordance with the Business Combination Agreement or Section 5.1 of this Plan of Arrangement or made at the direction of the Court in the Final Order with the prior written consent of the Company and the Purchaser, each acting reasonably.

(ii)
“Purchaser” means Xeno Acquisition Corp., a company existing under the laws of Delaware, or, in accordance with Section 10.13 of the Business Combination Agreement, any of its successors or permitted assigns.

(jj)
“Record Date” means the record date for determining Shareholders entitled to vote at the Meeting.

(kk)
“SEC” means the U.S. Securities and Exchange Commission.

(ll)
“Securities Authorities” means, collectively, the Canadian Securities Regulators and the SEC;

(mm)
“Shareholders” means the holders of Common Shares.

(nn)
“Tax Act” means the Income Tax Act (Canada).

(oo)
“Warrants” means the outstanding pre-funded common share purchase warrants of the Company.

1.2
Certain Rules of Interpretation

In this Agreement, unless otherwise specified:
(a)
references to “herein”, “hereby”, “hereunder”, “hereof” and similar expressions are references to this Agreement and not to any particular Section of or Schedule to this Agreement;

(b)
references to an “Article,” “Section” or a “Schedule” are references to an Article, Section of or Schedule to this Agreement;

(c)
words importing the singular shall include the plural and vice versa, and words importing gender shall include all genders;

(d)
the use of headings is for convenience of reference only and shall not affect the construction or interpretation hereof;

(e)
references to any legislation or to any provision of any legislation shall include any legislative provision substituted therefor and all regulations, resolutions, rules and interpretations issued thereunder or pursuant thereto, in each case as the same may have been or may hereafter be amended or re-enacted from time-to-time unless stated otherwise;

(f)
references to any agreement or document shall be to such agreement or document (together with all schedules and exhibits thereto), as it may have been or may hereafter be amended, supplemented, replaced or restated from time-to-time;

(g)
wherever the term “includes” or “including” is used, it shall be deemed to mean “includes, without limitation” or “including, without limitation”, respectively;

(h)
the words “the aggregate of”, “the total of”, “the sum of”, or a phrase of similar meaning means “the aggregate (or total or sum), without duplication, of”;

(i)
the term “made available” means copies of the subject materials were included in the Data Room as of 5:00 p.m. Eastern Time on the date that is two Business Days prior to the date of this Agreement;

(j)
all capitalized terms used in any Schedule or in the Disclosure Letter shall have the meanings ascribed to them in this Agreement;

(k)
time is of the essence in the performance of the Parties’ respective obligations; and

(l)
unless otherwise specified, time periods within or following which any payment is to be made or act is to be done, shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

ARTICLE 2
THE ARRANGEMENT
2.1
Business Combination Agreement

This Plan of Arrangement is made pursuant to, and is subject to the provisions of and forms part of the Business Combination Agreement.
2.2
Binding Effect

This Plan of Arrangement and the Arrangement will become effective at, and be binding at and after, the times referred to in Section 2.3 on: (a) the Company, (b) Parent, (c) the Purchaser, (d) all registered and beneficial Shareholders (including Dissenting Shareholders), (e) holders of Options, (f) holders of Warrants, and (g) the Depositary, in each case without any further act or formality required on the part of the Court, the Registrar or any other person.
2.3
Arrangement

Commencing at the Effective Time, each of the following events shall occur and shall be deemed to occur sequentially as set out below without any further authorization, act or formality, in each case, effective as at five-minute intervals starting at the Effective Time, except as indicated otherwise:
(a)
each Warrant outstanding immediately prior to the Effective Time shall, notwithstanding the terms of the warrant certificate, warrant indenture or similar agreement pursuant to which any Warrants were granted or issued, without any further action by or on behalf of the holder thereof, be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Common Share acquirable upon exercise of the Warrants, (i) an amount in cash from the Company equal to the Cash Amount minus any applicable exercise price, with such amounts to be paid to the applicable holders in accordance with Section 4.1(c) and (ii) one CVR, and such Warrant shall immediately be cancelled;

(b)
each Option outstanding immediately prior to the Effective Time (whether vested or unvested) shall, notwithstanding the terms of the Option Plan governing such Option or any award or similar agreement pursuant to which any Options were granted or awarded, as applicable, be deemed to be unconditionally vested exercisable and, without any further action by or on behalf of the holder thereof, shall be deemed to be assigned and surrendered by such holder to the Company in exchange for, in respect of each Option for which the Cash Amount exceeds the applicable exercise price in respect of such Option, (i) an amount in cash from the Company equal to the Cash Amount less the applicable exercise price in respect of such Option, with such amounts to be paid to the applicable holders in accordance with Section 4.1(c) and (ii) one CVR, and such Option shall immediately be cancelled and all of the Company’s obligations with respect to each such Option shall be deemed to be fully satisfied. For greater certainty, where the exercise price of any Option is greater than or equal to the Cash Amount, neither the Company nor the Purchaser shall be obligated to pay the holder of such Option the Consideration or any other amount in respect of such Option, and the Option shall be immediately cancelled without any payment therefor;
(c)
(i) each holder of Warrants or Options shall cease to be a holder of such Options or Warrants, (ii) such holder’s name shall be removed from each applicable register, (iii) the Legacy Option Plan and Option Plan and any and all award or similar agreements relating to the Warrants and Options shall be terminated and shall be of no further force and effect, and (iv) such holder shall cease to have any rights as a holder in respect of such Options and Warrants and thereafter have only the right to receive the consideration to which they are entitled pursuant to Section 2.3(a) and Section 2.3(b), as applicable, at the time and in the manner specified in Section 2.3(a), Section 2.3(b) and Section 4.1, as applicable;

(d)
each Common Share outstanding immediately prior to the Effective Time held by a Dissenting Shareholder shall be deemed to have been transferred (free and clear of all Encumbrances), without any further act or formality by or on behalf of any Dissenting Shareholder, to the Purchaser, in consideration for a debt claim against the Purchaser for an amount determined under Article 3, and:

(i)
such Dissenting Shareholder shall cease to be the registered holder of such Common Share and to have any rights as a Shareholder other than the right to be paid Fair Value for such set out in Section 3.1;

(ii)
such Dissenting Shareholder’s name shall be removed as the registered holder of Common Shares from the applicable register of Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(e)
each Common Share outstanding immediately prior to the Effective Time (other than a Common Share held by a Dissenting Shareholder in respect of which Dissent Rights have been validly exercised under Section 2.3(d), the Purchaser or any affiliate of the Purchaser) shall be deemed to be assigned and transferred by the holder thereof to the Purchaser in exchange for the Consideration, and:

(i)
each registered holder of such Common Shares shall cease to be the registered holder thereof and to have any rights as a Shareholder other than the right to be paid the Consideration pursuant to this Section 2.3(e) and in accordance with this Plan of Arrangement;

(ii)
the name of each such registered holder shall be removed from the register of the Shareholders maintained by or on behalf of the Company; and

(iii)
the Purchaser shall be deemed to be the transferee of such Common Shares free and clear of all Encumbrances and shall be entered in the register of the Shareholders maintained by or on behalf of the Company;

(f)
the exchanges and cancellations provided for in this Section 2.3 will be deemed to occur on the Effective Date, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3
RIGHTS OF DISSENT
3.1
Rights of Dissent

Each registered holder of Common Shares as of the Record Date may exercise dissent rights with respect to all Common Shares held by such holder (“Dissent Rights”) in connection with the Arrangement pursuant to and in the manner set forth in Division 2 of Part 8 of the BCBCA, as modified by this Section 3.1, the Interim Order and any other order of the Court, provided that, notwithstanding Section 242(1)(a) of the BCBCA, the written objection to the Arrangement Resolution referred to in Section 242(1)(a) of the BCBCA must be received by the Company not later than 5:00 p.m. (Vancouver time) two Business Days immediately preceding the date of the Meeting (as it may be adjourned or postponed from time to time). Each Dissenting Shareholder that duly exercises such holder’s Dissent Rights shall, notwithstanding anything to the contrary in Section 245 of the BCBCA, be deemed to have transferred the Common Shares held by such holder and in respect of which Dissent Rights have been validly exercised to the Purchaser free and clear of all Encumbrances (other than the right to be paid Fair Value for such Common Shares as set out in this Section 3.1), as provided in Section 2.3(d) and if they:
(a)
ultimately are entitled to be paid Fair Value for such Common Shares: (i) shall be deemed not to have participated in the transactions in Article 2 (other than Section 2.3(d)); (ii) will be entitled to be paid the Fair Value of such Common Shares by the Purchaser, less any applicable withholdings pursuant to Section 4.3, which Fair Value, notwithstanding anything to the contrary contained in the BCBCA, shall be determined as of the close of business on the Business Day before the Arrangement Resolution was adopted; and (iii) will not be entitled to any other payment or consideration, including any payment that would be payable under the Arrangement had such holder not exercised their Dissent Rights in respect of such Common Shares; or

(b)
ultimately are not entitled, for any reason, to be paid Fair Value for such Common Shares, shall be deemed to have participated in the Arrangement on the same basis as a Shareholder that is not a Dissenting Shareholder and shall be entitled to receive only the Consideration contemplated by Section 2.3(e) hereof that such Dissenting Shareholder would have received pursuant to the Arrangement if such Dissenting Shareholder had not exercised its Dissent Rights.

3.2
Recognition of Dissenting Shareholders

(a)
In no circumstances shall the Purchaser, the Company or any other person be required to recognize a person exercising Dissent Rights in respect of any Common Shares unless such person is the registered holder of those Common Shares as of the Record Date and as of the deadline for exercising Dissent Rights in respect of which such rights are sought to be exercised.

(b)
For greater certainty, in no case shall the Purchaser, the Company or any other person be required to recognize Dissenting Shareholders as holders of Common Shares after the Effective Time, and the names of such Dissenting Shareholders shall be removed from the Company’s central securities register in respect of those Common Shares at the same time as the event described in Section 2.3(c) occurs.

(c)
In addition to any other restrictions under Division 2 of Part 8 of the BCBCA, none of the following shall be entitled to exercise Dissent Rights: (i) holders of Options or Warrants, and (ii) holders of Common Shares who vote or have instructed a proxyholder to vote such Common Shares in favour of the Arrangement Resolution.

ARTICLE 4
CERTIFICATES AND PAYMENTS
4.1
Payment and Delivery of Consideration

(a)
The Purchaser shall, following receipt of the Final Order and final agreement on the Closing Cash Calculation, and at least one Business Day prior to the Effective Date, (i) provide or cause to be provided to, the Depositary sufficient funds to satisfy the aggregate cash Consideration payable to the Shareholders (other than in respect of Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn) pursuant to the Plan of Arrangement, which funds shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably), (ii) CVRs to satisfy the aggregate number of CVRs payable to Shareholders, which CVRs shall be held by the Depositary in escrow as agent and nominee for such Shareholders (the terms and conditions of such escrow to be satisfactory to the Company and the Purchaser, each acting reasonably) and (iii) if requested by the Company, provide the Company with sufficient funds, in the form of a loan to the Company (on terms and conditions to be agreed by the Company and the Purchaser, acting reasonably), to allow the Company to effect the payments set forth in Section 4.1(c) (including any payroll taxes in respect thereof).
(b)
Upon surrender to the Depositary for cancellation of a certificate or DRS Advice which immediately prior to the Effective Time represented outstanding Common Shares that were transferred pursuant to Section 2.3(d) or Section 2.3(e), together with a duly completed and executed Letter of Transmittal and such additional documents and instruments as the Depositary may reasonably require, such Shareholder shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Shareholder, (i) the cash payment which such holder has the right to receive under the Plan of Arrangement for such Common Shares, without interest, less any amounts withheld pursuant to Section 4.3, and any certificate or DRS Advice so surrendered shall forthwith be cancelled; and (ii) the number of CVRs which such Shareholder has the right to receive under the Plan of Arrangement for such Common Shares.

(c)
As soon as practicable after the Effective Time, the Purchaser shall cause the Company, or the relevant subsidiaries of the Company, to deliver to each former holder of Options and Warrants, (i) the cash payment, if any, net of applicable withholdings pursuant to Section 4.3, that such holder is entitled to receive under the Plan of Arrangement, either (A) pursuant to the normal payroll practices and procedures of the Company, or the relevant subsidiaries of the Company, or (B) in the event that payment pursuant to the normal payroll practices and procedures of the Company or the relevant subsidiaries of the Company, is not applicable to or practicable for any such holder, by cheque (delivered to the address of such holder of Options and Warrants, as reflected on the register maintained by or on behalf of the Company in respect of Options and Warrants) or such other means as the Company may elect and (ii) the number of CVRs which such former holder of Options and Warrants has the right to receive under the Plan of Arrangement for such Options and Warrants. Notwithstanding that amounts under this Plan of Arrangement are calculated in U.S. dollars, the Company is entitled to make the payments contemplated in this Section 4.1(c) in the applicable currency in respect of which the Company customarily makes payment to such holder by using the applicable Bank of Canada daily exchange rate in effect on the date that is five Business Days immediately preceding the Effective Date.

(d)
Until surrendered as contemplated by this Section 4.1, each certificate or DRS Advice that immediately prior to the Effective Time represented Common Shares (other than Common Shares in respect of which Dissent Rights have been validly exercised and not withdrawn), shall be deemed after the Effective Time to represent only the right to receive upon such surrender the cash payment which the holder is entitled to receive pursuant to this Section 4.1, less any amounts withheld pursuant to Section 4.3. Any such certificate or DRS Advice formerly representing Common Shares not duly surrendered on or before the sixth anniversary of the Effective Date shall cease to represent a claim by or interest of any former Shareholder of any kind or nature against or in the Company or the Purchaser. On such date, all cash payments to which such former Shareholder was entitled shall be deemed to have been surrendered to the Purchaser and shall be paid over by the Depositary to the Purchaser or as directed by the Purchaser.

(e)
Any payment made by way of cheque by the Depositary pursuant to this Plan of Arrangement that has not been deposited or has been returned to the Depositary or that otherwise remains unclaimed, in each case, on or before the sixth anniversary of the Effective Time, and any right or claim to payment hereunder that remains outstanding on the sixth anniversary of the Effective Time, shall cease to represent a right or claim of any kind or nature and the right of the holder to receive the applicable Consideration pursuant to this Plan of Arrangement shall terminate and be deemed to be surrendered and forfeited to the Purchaser for no consideration.

(f)
No former holder of Common Shares, Options and Warrants shall be entitled (following the completion of the Plan of Arrangement) to receive any consideration with respect to such securities other than the cash payment, if any, which such holder is entitled to receive in accordance with Section 2.3 and this Section 4.1 and, for greater certainty, no such holder shall be entitled to receive any interest, dividends, premium or other payment in connection therewith, other than, in respect of Common Shares, any payment in connection with the Distribution, if any, and any declared but unpaid dividends with a record date prior to the Effective Date. No dividend or other distribution declared or made after the Effective Time with respect to any securities of the Company with a record date on or after the Effective Date shall be delivered to the holder of any unsurrendered certificate or DRS Advice which, immediately prior to the Effective Date, represented outstanding Common Shares that were transferred pursuant to Section 2.3;
4.2
Lost Certificates

In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Common Shares that were transferred pursuant to Section 2.3 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate to be lost, stolen or destroyed, the Depositary will pay in exchange for such lost, stolen or destroyed certificate, the cash payment that such Shareholder has the right to receive in accordance with Section 2.3 and such Shareholder’s Letter of Transmittal. When authorizing such exchange for any lost, stolen or destroyed certificate, the person to whom such cash payment is to be delivered shall, as a condition precedent to the delivery of such cash payment, give a bond satisfactory to the Purchaser and the Depositary (each acting reasonably) in such sum as the Purchaser may direct (acting reasonably), or otherwise indemnify the Purchaser and the Depositary in a manner satisfactory to the Purchaser and the Depositary (acting reasonably) against any claim that may be made against the Purchaser or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed.
4.3
Withholding Rights

Each Party, their affiliates, or any other applicable withholding agent shall be entitled to deduct and withhold from any consideration or other amount payable or otherwise deliverable to any person (an “Affected Person”) pursuant to this Plan of Arrangement, the Business Combination Agreement or the CVR Agreement such amounts as the applicable payor determines, acting reasonably, are required to be deducted and withheld therefrom under any provision of applicable Law in respect of Taxes (a “Withholding Obligation”). To the extent that such amounts are so deducted, withheld and timely remitted to the appropriate Governmental Entity, such amounts shall be treated for all purposes under this Plan of Arrangement, the Business Combination Agreement or the CVR Agreement as having been paid to the Affected Person.
4.4
No Liens

Any exchange or transfer of securities pursuant to this Plan of Arrangement shall be free and clear of any Encumbrances or other claims of third parties of any kind.
4.5
Calculations

All aggregate amounts of cash consideration to be received under this Plan of Arrangement will be calculated to the nearest cent ($0.01). All calculations and determinations made in good faith by the Purchaser, the Company or any of the subsidiaries of the Company, or the Depositary, as applicable, for the purposes of this Plan of Arrangement shall be conclusive, final and binding.
ARTICLE 5
AMENDMENTS
5.1
Amendments to Plan of Arrangement

(a)
The Company and the Purchaser may amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Time, provided that each such amendment, modification and/or supplement must (i) be set out in writing, (ii) be approved by the Purchaser and the Company (subject to the Business Combination Agreement), each acting reasonably, (iii) be filed with the Court and, if made following the Meeting, approved by the Court, and (iv) be communicated to Shareholders if and as required by the Court.

(b)
Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company or the Purchaser at any time prior to the Meeting (provided that the Purchaser or the Company (subject to the Business Combination Agreement), as applicable, shall have consented thereto in writing) with or without any other prior notice or communication, and if so proposed and accepted by the persons voting at the Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.
(c)
Any amendment, modification or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of the Company and the Purchaser (in each case, acting reasonably), and (ii) if required by the Court, it is consented to by some or all of the Shareholders in the manner directed by the Court.

(d)
The Plan of Arrangement may be withdrawn prior to the Effective Time in accordance with the terms of the Business Combination Agreement.

ARTICLE 6
PARAMOUNTCY
From and after the Effective Time (a) this Plan of Arrangement shall take precedence and priority over any and all Common Shares, Options and Warrants, (b) the rights and obligations of registered and beneficial holders of Common Shares (including Dissenting Shareholders), Options and Warrants, and the Company, the Purchaser, the Depositary and any trustee or registrar and transfer agent for the Common Shares, Options and Warrants, shall be solely as provided for in this Plan of Arrangement, and (c) all actions, causes of action, claims or proceedings (actual or contingent and whether or not previously asserted) based on or in any way relating to any Common Shares, Options and Warrants shall be deemed to have been settled, compromised, released and determined without liability except as set forth herein.
ARTICLE 7
FURTHER ASSURANCES
7.1
Further Assurances

Notwithstanding that the transactions and events set out in this Plan of Arrangement shall occur and shall be deemed to occur in the order set out in this Plan of Arrangement without any further act or formality, each of the Parties shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by either of them in order to further document or evidence any of the transactions or events set out in this Plan of Arrangement.

ANNEX F
CONSENT OF LEERINK PARTNERS LLC
TO: Board of Directors of ESSA Pharma Inc.
AND TO: Transaction Committee of the Board of ESSA Pharma Inc.
Reference is made to our fairness opinion dated July 13, 2025 (the “Fairness Opinion”), which we prepared for the transaction committee (the “Transaction Committee”) of the board of directors (the “Board”) of ESSA Pharma Inc. (the “Company”) in connection with the Transaction Committee’s review of the Business Combination Agreement, dated July 13, 2025, between the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp. (“Purchaser”) and XOMA Royalty Corporation, pursuant to which Purchaser will acquire all of the issued and outstanding common shares of the Company pursuant to a plan of arrangement under the Business Corporations Act (British Columbia).
We hereby consent to the filing of the Fairness Opinion with the applicable securities regulatory authorities and the inclusion of a summary of the Fairness Opinion in this definitive proxy statement and management information circular of the Company dated [   •   ], 2025. In providing such consent, we do not intend that any person other than the Transaction Committee and the Board rely upon the Fairness Opinion.
All terms used but not defined herein have the meanings ascribed herein.
[   •   ]
Vancouver, British Columbia, [   •   ], 2025
F-1

ANNEX G
INTERIM ORDER
[To be provided with definitive proxy statement]
G-1

ANNEX H
PETITION AND NOTICE OF HEARING
[To be provided with definitive proxy statement]
H-1

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA EPHQ ESSA PHARMA INC. Security Class COMMON SHARES Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on September 10, 2025 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or entity of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation, entity or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation or entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 2:00 p.m. (Pacific Time) on September 8, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Receive Documents Electronically • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person or entity as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold EPHQ_PRX_377447/000001/000001/i 000001

C9999999999 IND SAM SAMPLE ------- Fold ------- Fold C03 Appointment of Proxyholder I/We being holder(s) of securities of ESSA Pharma Inc. (the “Company”) hereby appoint: Richard M. Glickman, or failing this person, David R. Parkinson, or failing this person, David Wood (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/EssaPharma and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Securityholders of the Company to be held online at https://meetnow.global/ MHPMJ4R on September 10, 2025 at 2:00 p.m., and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider, and, if thought advisable, to pass, with or without variation, a special resolution, the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement (the “Arrangement Resolution”) under Section 288 of the Business Corporations Act (British Columbia) involving the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp., and XOMA Royalty Corporation. For Against Abstain 2. Compensation Resolution To consider, and, if thought advisable, to pass, an ordinary resolution to approve, on an advisory and non-binding basis, the compensation to be paid or become payable to its named executive officers that is based on or otherwise relates to the Arrangement, all as more particularly described in the Circular and Proxy Statement. For Against Abstain 3. Liquidation Resolution In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider, and if thought advisable, to pass, with or without variation, a special resolution pursuant to Section 319(1) of the BCBCA to approve the voluntary liquidation and dissolution of the Company in the event the Arrangement is terminated, all as more particularly described in the Circular and Proxy Statement. For Against Abstain 4. Liquidator Resolution In the event that the Arrangement Resolution is not approved or the Arrangement is otherwise terminated, to consider, and if thought advisable, to pass, with or without variation, an ordinary resolution pursuant to Section 319(2) of the BCBCA to approve the appointment of PricewaterhouseCoopers LLP or, in the alternative, another liquidator of nationally recognized experience, as the liquidator of the Company with authorization for the board of directors of the Company to set the remuneration of the liquidator, all as more particularly described in the Circular and Proxy Statement. For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation or other entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity E P H Q 3 7 7 4 4 7 1 P R A R 0 9 9 9 9 9

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA EPHQ ESSA PHARMA INC. Security Class Options Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on September 10, 2025 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or entity of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation, entity or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation or entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 2:00 p.m. (Pacific Time) on September 8, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Receive Documents Electronically • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person or entity as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold EPHQ_PRX_377445/000001/000001/i 000001

C9999999999 IND SAM SAMPLE ------- Fold ------- Fold PR1 Appointment of Proxyholder I/We being holder(s) of securities of ESSA Pharma Inc. (the “Company”) hereby appoint: Richard M. Glickman, or failing this person, David R. Parkinson, or failing this person, David Wood (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/EssaPharma and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Securityholders of the Company to be held online at https://meetnow.global/ MHPMJ4R on September 10, 2025 at 2:00 p.m., and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider, and, if thought advisable, to pass, with or without variation, a special resolution, the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement (the “Arrangement Resolution”) under Section 288 of the Business Corporations Act (British Columbia) involving the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp., and XOMA Royalty Corporation. For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation or other entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity E P H Q 3 7 7 4 4 5 2 P R A R 0 9 9 9 9 9

SAM SAMPLE 123 SAMPLES STREET SAMPLETOWN SS X9X X9X CANADA EPHQ ESSA PHARMA INC. Security Class Warrants Holder Account Number C9999999999 IND Form of Proxy - Special Meeting to be held on September 10, 2025 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or entity of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or entity other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation, entity or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. If you are voting on behalf of a corporation or entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 2:00 p.m. (Pacific Time) on September 8, 2025. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. To Receive Documents Electronically • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. To Virtually Attend the Meeting • You can attend the meeting virtually by visiting the URL provided on the back of this document. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person or entity as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 23456 78901 23456 ------- Fold ------- Fold EPHQ_PRX_377445/000002/000002/i 000002

C9999999999 IND SAM SAMPLE ------- Fold ------- Fold PR2 Appointment of Proxyholder I/We being holder(s) of securities of ESSA Pharma Inc. (the “Company”) hereby appoint: Richard M. Glickman, or failing this person, David R. Parkinson, or failing this person, David Wood (the "Management Nominees") OR Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/EssaPharma and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with an Invite Code to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of Securityholders of the Company to be held online at https://meetnow.global/ MHPMJ4R on September 10, 2025 at 2:00 p.m., and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Arrangement Resolution To consider, and, if thought advisable, to pass, with or without variation, a special resolution, the full text of which is set forth in Annex D to the accompanying proxy statement and management information circular (the “Circular and Proxy Statement”), approving a plan of arrangement (the “Arrangement Resolution”) under Section 288 of the Business Corporations Act (British Columbia) involving the Company, XenoTherapeutics, Inc., Xeno Acquisition Corp., and XOMA Royalty Corporation. For Against Abstain Signature of Proxyholder I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. If you are voting on behalf of a corporation or other entity you are required to provide your name and designation of office, e.g., ABC Inc. per John Smith, President. Signature(s) Date Signing Capacity E P H Q 3 7 7 4 4 5 2 P R A R 0 9 9 9 9 9